Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2023 and 2022

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Adoption of ASU No. 2018-12

As discussed in Note 3 to the financial statements, on January 1, 2023, the Company adopted ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts, with a transition date of January 1, 2021.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 28, 2024

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2023 – $7,350; 2022 – $7,393; allowance for credit losses: 2023 – $2; 2022 – $3)	$6,724	$6,509
Equity securities	8	8
Mortgage loans on real estate, net of allowance for credit losses	919	911
Policy loans	188	195
Derivative investments	16	21
Other investments	2	1
Total investments	7,857	7,645
Cash and invested cash	75	46
Deferred acquisition costs, value of business acquired and deferred sales inducements	532	571
Reinsurance recoverables, net of allowance for credit losses	536	566
Deposit assets, net of allowance for credit losses	1,637	1,631
Market risk benefit assets	215	158
Accrued investment income	92	91
Goodwill	26	26
Other assets	172	167
Separate account assets	7,598	6,825
Total assets	$18,740	$17,726

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,891	$5,029
Future contract benefits	2,157	2,092
Funds withheld reinsurance liabilities	1,638	1,633
Market risk benefit liabilities	57	75
Deferred front-end loads	178	177
Other liabilities	442	312
Separate account liabilities	7,598	6,825
Total liabilities	16,961	16,143

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,245	1,185
Accumulated other comprehensive income (loss)	(407)	(543)
Total stockholder’s equity	1,779	1,583
Total liabilities and stockholder’s equity	$18,740	$17,726

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Insurance premiums	$351	$329	$200
Fee income	254	271	303
Net investment income	373	374	394
Realized gain (loss)	2	(17)	–
Other revenues	1	–	1
Total revenues	981	957	898
Expenses
Benefits	525	495	422
Interest credited	186	184	191
Market risk benefit (gain) loss	(67)	(15)	(91)
Policyholder liability remeasurement (gain) loss	(25)	216	6
Commissions and other expenses	207	200	279
Total expenses	826	1,080	807
Income (loss) before taxes	155	(123)	91
Federal income tax expense (benefit)	27	(33)	14
Net income (loss)	128	(90)	77
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	179	(1,515)	(270)
Market risk benefit non-performance risk gain (loss)	(36)	(9)	(45)
Policyholder liability discount rate remeasurement gain (loss)	(7)	62	18
Total other comprehensive income (loss), net of tax	136	(1,462)	(297)
Comprehensive income (loss)	$264	$(1,552)	$(220)

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,185	1,313	1,408
Cumulative effect from adoption of new accounting standards	–	–	(147)
Net income (loss)	128	(90)	77
Dividends paid to The Lincoln National Life Insurance Company	(68)	(38)	(25)
Balance as of end-of-year	1,245	1,185	1,313

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(543)	919	990
Cumulative effect from adoption of new accounting standards	–	–	226
Other comprehensive income (loss), net of tax	136	(1,462)	(297)
Balance as of end-of-year	(407)	(543)	919
Total stockholder’s equity as of end-of-year	$1,779	$1,583	$3,173

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$128	$(90)	$77
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(2)	17	–
Market risk benefit (gain) loss	(67)	(15)	(91)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	40	40	40
Accrued investment income	(1)	–	1
Insurance liabilities and reinsurance-related balances	(16)	90	(106)
Accrued expenses	8	(87)	101
Federal income tax accruals	(20)	(6)	(16)
Other	1	8	(45)
Net cash provided by (used in) operating activities	71	(43)	(39)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(420)	(259)	(654)
Sales of available-for-sale securities and equity securities	192	84	64
Maturities of available-for-sale securities	273	166	444
Issuance of mortgage loans on real estate	(52)	(59)	(107)
Repayment and maturities of mortgage loans on real estate	45	109	92
Repayment (issuance) of policy loans, net	7	22	14
Net change in collateral on investments, certain derivatives and related settlements	(6)	8	13
Net cash provided by (used in) investing activities	39	71	(134)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	5	(38)	39
Deposits of fixed account balances	434	629	484
Withdrawals of fixed account balances	(419)	(555)	(334)
Transfers from (to) separate accounts, net	(33)	(36)	(38)
Dividends paid to The Lincoln National Life Insurance Company	(68)	(38)	(25)
Net cash provided by (used in) financing activities	(81)	(38)	126

Net increase (decrease) in cash, invested cash and restricted cash	29	(10)	(47)
Cash, invested cash and restricted cash as of beginning-of-year	46	56	103
Cash, invested cash and restricted cash as of end-of-year	$75	$46	$56

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. LLANY is principally engaged in the sale of wealth protection, accumulation, group protection and retirement income products and solutions. These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our financial statements are presented under the new guidance for reporting periods beginning January 1, 2021. Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available or broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of Federal Home Loan Bank (“FHLB”) common stock. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs or “DAC”). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.
Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, premiums and fees receivable, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of other policyholder liabilities, ceded MRB assets, payables for collateral on investments, certain reinsurance payables, current and deferred taxes, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales

force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $13 million, $19 million and $19 million for the years ended December 31, 2023, 2022 and 2021, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’

non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 13.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $25 million, $25 million and $29 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following postretirement benefit plans that are sponsored by LNC and LNL:

•Defined benefit pension plans for certain employees and agents;
•Other postretirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•Tax-qualified defined contribution plans for eligible employees and agents; and
•Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units. In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

We use the individual security approach for releasing income tax effects from AOCI.

2.  New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on the financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments	The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.	March 12, 2020 through December 31, 2024	This standard may be elected and applied prospectively. We utilized certain practical expedients under this guidance for contract modifications and to maintain hedge accounting for certain derivatives from the effective date through December 31, 2023. This ASU has not had a material impact to our financial condition and results of operations to date, and we do not expect future material impacts through the close of the ASU effective date on December 31, 2024.
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments	See Note 3 for information about ASU 2018-12.	January 1, 2023
We adopted this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for MRBs for which we applied a full retrospective transition approach. See Note 3 for transition disclosures related to the adoption of this ASU.

3. Adoption of ASU 2018-12

On January 1, 2023, we adopted ASU 2018-12 with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for MRBs, which applied the full retrospective approach. Our financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

Under ASU 2018-12, we include actual historical cash flows along with best estimate future cash flows to derive the net premium ratio when calculating the LFPB associated with our traditional and limited-payment long-duration contracts. We review and update, if necessary, assumptions used to measure future cash flows included in the net premium ratio at least annually. Historical cash flows included in the net premium ratio are updated for actual experience quarterly and as assumptions are updated. Changes in the measurement of our LFPB result from updates to cash flow assumptions and actual experience, which impacts are reported within policyholder remeasurement gain (loss) on our Statements of Comprehensive Income (Loss). We use an upper-medium grade (low credit risk) fixed-income instrument yield (single-A) discount rate when calculating the LFPB, with the impact of updates recognized in OCI. ASU 2018-12 also eliminated loss recognition testing, premium deficiency testing and the provision for adverse deviation for LFPB.

ASU 2018-12 introduced the category of MRBs, which are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs are required to be measured at fair value, with periodic changes in fair value reported within MRB gain (loss) on our Statements of Comprehensive Income (Loss), except for periodic changes to instrument-specific credit risk related to direct policies, which are recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities are also reported within MRB gain (loss) on our Statements of Comprehensive Income (Loss).

ASU 2018-12 simplified the amortization model for DAC and DAC-like intangible balances, including VOBA, DSI and DFEL. Historically these balances were amortized in proportion to premium or over expected gross profits. They are now amortized on a constant-level basis over the expected term of the contract. Loss recognition testing and impairment testing are no longer applicable for DAC.

ASU 2018-12 requires disaggregated rollforwards of the beginning of year to the end of year balances. We also disclose information about inputs, judgments, assumptions, methods, changes during the year and the effect of these changes on the measurement of applicable balances. In determining the appropriate level of aggregation, we considered our reportable segments, nature and risk characteristics of our products and level of aggregation we used in disclosures presented outside the financial statements.

The following table summarizes the effect of the adoption of ASU 2018-12 as of January 1, 2021, (in millions) on the Balance Sheets:

	Retained Earnings	AOCI	Total Stockholder’s Equity

DAC, VOBA and DSI	$–	$284	$284
Reinsurance recoverables	–	7	7
Other assets (1)	115	–	115
Future contract benefits	1	(55)	(54)
MRBs, net	(302)	167	(135)
DFEL	–	(117)	(117)
Other liabilities (2)	39	(60)	(21)
Total	$(147)	$226	$79

(1) Consists primarily of ceded MRB adjustments.
(2) Consists of state and federal tax adjustments.

The following table summarizes the changes in DAC, VOBA and DSI, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DAC
Variable Annuities	$110	$3	$113
Fixed Annuities	–	4	4
Traditional Life	39	–	39
UL and Other	–	196	196
Group Protection	5	–	5
Retirement Plan Services	4	2	6
Total DAC	158	205	363

VOBA
Traditional Life	22	–	22
UL and Other	167	79	246
Total VOBA	189	79	268

DSI (1)
Variable Annuities	4	–	4
Fixed Annuities	1	–	1
Total DSI	5	–	5
Total DAC, VOBA and DSI	$352	$284	$636

(1) Pre-adoption DSI balance was previously reported in other assets on the Balance Sheets.

The following table summarizes the changes in DFEL, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DFEL (1)
Variable Annuities	$3	$–	$3
UL and Other	42	117	159
Total DFEL	$45	$117	$162

(1) Pre-adoption DFEL balance was previously reported in other contract holder funds on the Balance Sheets.

The following table summarizes the changes in future contract benefits, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Impact from Removal of Shadow Balances from AOCI	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

LFPB
Payout Annuities	$124	$–	$28	$4	$156
Traditional Life	409	–	52	–	461
Liability for Future Claims
Group Protection	94	–	9	–	103
Additional Liabilities for Other
Insurance Benefits
UL and Other	720	(35)	–	(5)	680
Other Operations	3	–	1	–	4
Other (2)	470	–	–	–	470
Total future contract benefits	$1,820	$(35)	$90	$(1)	$1,874

(1) Balance pre-adoption excludes features that meet the definition of an MRB upon transition, including features that were previously accounted for as an additional liability. Also, balance pre-adoption reflects certain reclassifications of non-life contingent account balances from future contract benefits to policyholder account balances within the Balance Sheets.
(2) Represents other miscellaneous reserves outside the scope of ASU 2018-12.

The following table summarizes the changes in reinsurance recoverables, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Single-A Discount Rate Measurement in AOCI	Balance Post-Adoption January 1, 2021

Reinsured LFPB
Traditional Life	$31	$6	$37
Reinsured Liability for Future
Claims
Group Protection	4	–	4
Reinsured Additional Liabilities
for Other Insurance Benefits
UL and Other	37	–	37
Reinsured Other Operations	2	1	3
Reinsured Other (2)	401	–	401
Total reinsurance recoverables	$475	$7	$482

(1) Balance pre-adoption excludes features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities.
(2) Represents other miscellaneous reinsurance recoverables outside the scope of ASU 2018-12.

The following table summarizes the changes in the net liability position of MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect of Credit Risk to AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

MRBs, Net
Variable Annuities	$58	$(167)	$302	$193
Total MRBs, net	$58	$(167)	$302	$193

(1) Balance pre-adoption includes all features that meet the definition of an MRB upon transition, including features that were previously accounted for as additional liabilities or embedded derivatives.

The following table summarizes the changes in the net asset position of ceded MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12, reported in other assets on the Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Ceded MRBs, Net
Variable Annuities	$55	$115	$170
Total ceded MRBs, net	$55	$115	$170

(1) Balance pre-adoption includes all features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities or embedded derivatives.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Balance Sheet:

	As of December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Deferred acquisition costs, value of business
acquired and deferred sales inducements (2)	$692	$(121)	$571
Reinsurance recoverables, net of allowance
for credit losses (2)	660	(94)	566
Market risk benefit assets	–	158	158
Other assets (2)	256	(89)	167
Total assets (2)	17,872	(146)	17,726
Policyholder account balances (2)	5,009	20	5,029
Future contract benefits (2)	2,200	(108)	2,092
Market risk benefit liabilities	–	75	75
Deferred front-end loads (2)	206	(29)	177
Other liabilities (2)	347	(35)	312
Total liabilities (2)	16,220	(77)	16,143
Retained earnings	1,220	(35)	1,185
Accumulated other comprehensive
income (loss)	(509)	(34)	(543)
Total stockholder’s equity	1,652	(69)	1,583

(1) The amounts as previously reported were reported in our audited financial statements for the year ended December 31, 2022.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Comprehensive Income (Loss):

	For the Year Ended December 31, 2022			For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Fee income	$294	$(23)	$271	$316	$(13)	$303
Realized gain (loss)	(21)	4	(17)	–	–	–
Total revenues	976	(19)	957	911	(13)	898
Benefits	727	(232)	495	423	(1)	422
Market risk benefit (gain) loss	–	(15)	(15)	–	(91)	(91)
Policyholder liability remeasurement (gain) loss	–	216	216	–	6	6
Commissions and other expenses	188	12	200	348	(69)	279
Total expenses	1,099	(19)	1,080	962	(155)	807
Income (loss) before taxes	(123)	–	(123)	(51)	142	91
Federal income tax expense (benefit)	(34)	1	(33)	(15)	29	14
Net income (loss)	(89)	(1)	(90)	(36)	113	77
Unrealized investment gain (loss)	(1,255)	(260)	(1,515)	(244)	(26)	(270)
Market risk benefit non-performance risk
gain (loss)	–	(9)	(9)	–	(45)	(45)
Policyholder liability discount rate
remeasurement gain (loss)	–	62	62	–	18	18
Total other comprehensive income (loss),
net of tax	(1,255)	(207)	(1,462)	(244)	(53)	(297)
Comprehensive income (loss)	(1,344)	(208)	(1,552)	(280)	60	(220)

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Stockholder’s Equity:

	As of December 31, 2022			As of December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Retained earnings balance as of
beginning-of-year	$1,347	$(34)	$1,313	$1,408	$–	$1,408
Cumulative effect from adoption of new
accounting standards	–	–	–	–	(147)	(147)
Net income (loss)	(89)	(1)	(90)	(36)	113	77
Retained earnings balance as of end-of-year	1,220	(35)	1,185	1,347	(34)	1,313
Accumulated other comprehensive income
(loss) balance as of beginning-of-year	746	173	919	990	–	990
Cumulative effect from adoption of new
accounting standards	–	–	–	–	226	226
Other comprehensive income (loss), net of
tax	(1,255)	(207)	(1,462)	(244)	(53)	(297)
Accumulated other comprehensive income
(loss) balance as of end-of-year	(509)	(34)	(543)	746	173	919
Total stockholder’s equity as of end-of-year	1,652	(69)	1,583	3,034	139	3,173

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Statements of Cash Flows:

	For the Year Ended December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(89)	$(1)	$(90)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	21	(4)	17
Market risk benefit (gain) loss	–	(15)	(15)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	7	33	40
Insurance liabilities and reinsurance-related balances	107	(17)	90
Federal income tax accruals	(7)	1	(6)
Other (2)	9	(1)	8

	For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(36)	$113	$77
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Market risk benefit (gain) loss	–	(91)	(91)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	99	(59)	40
Insurance liabilities and reinsurance-related balances	(109)	3	(106)
Federal income tax accruals	(45)	29	(16)
Other (2)	(42)	(3)	(45)

(1) The amounts as previously reported were reported in our audited financial statements for the years ended December 31, 2022 and 2021.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,230	$87	$633	$–	$5,684
U.S. government bonds	10	–	–	–	10
State and municipal bonds	498	13	46	–	465
Foreign government bonds	24	–	3	–	21
RMBS	269	2	30	–	241
CMBS	124	1	15	–	110
ABS	153	6	8	2	149
Hybrid and redeemable preferred securities	42	3	1	–	44
Total fixed maturity AFS securities	$7,350	$112	$736	$2	$6,724

	As of December 31, 2022
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,280	$55	$826	$–	$5,509
U.S. government bonds	12	–	–	–	12
State and municipal bonds	513	9	60	–	462
Foreign government bonds	26	1	3	–	24
RMBS	267	1	30	–	238
CMBS	101	–	16	–	85
ABS	148	5	12	3	138
Hybrid and redeemable preferred securities	46	2	7	–	41
Total fixed maturity AFS securities	$7,393	$73	$954	$3	$6,509

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2023, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$138	$137
Due after one year through five years	861	854
Due after five years through ten years	918	897
Due after ten years	4,887	4,336
Subtotal	6,804	6,224
Structured securities (RMBS, CMBS, ABS)	546	500
Total fixed maturity AFS securities	$7,350	$6,724

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$763	$93	$3,421	$540	$4,184	$633
State and municipal bonds	85	15	123	31	208	46
Foreign government bonds	5	–	3	3	8	3
RMBS	50	6	148	24	198	30
CMBS	13	2	69	13	82	15
ABS	23	–	101	8	124	8
Hybrid and redeemable
preferred securities	11	1	7	–	18	1
Total fixed maturity AFS securities	$950	$117	$3,872	$619	$4,822	$736

Total number of fixed maturity AFS securities in an unrealized loss position						1,184

	As of December 31, 2022
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$4,238	$718	$262	$108	$4,500	$826
State and municipal bonds	227	55	12	5	239	60
Foreign government bonds	8	–	3	3	11	3
RMBS	201	29	4	1	205	30
CMBS	38	6	41	10	79	16
ABS	67	5	50	7	117	12
Hybrid and redeemable
preferred securities	10	–	14	7	24	7
Total fixed maturity AFS securities	$4,789	$813	$386	$141	$5,175	$954

Total number of fixed maturity AFS securities in an unrealized loss position						1,278

(1)As of December 31, 2023 and 2022, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$151	$55	54
Six months or greater, but less than nine months	39	11	14
Nine months or greater, but less than twelve months	70	20	18
Twelve months or greater	551	224	183
Total	$811	$310	269

	As of December 31, 2022
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$932	$290	253
Six months or greater, but less than nine months	389	202	126
Nine months or greater, but less than twelve months	43	28	14
Total	$1,364	$520	393

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $218 million for the year ended December 31, 2023. As discussed further below, we believe the unrealized loss position as of December 31, 2023, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2023, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2023, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged-off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2023, accrued investment income on fixed maturity AFS securities totaled $78 million, and was excluded from the estimate of credit losses.

For the years ended December 31, 2022 and 2021, there was $3 million and less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities, respectively. As of December 31, 2022 and 2021, accrued investment income on fixed maturity AFS securities totaled $79 million, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2023	2022
Current	$923	$915
30 to 59 days past due	–	–
60 to 89 days past due	–	–
90 or more days past due	–	–
Allowance for credit losses	(4)	(4)
Unamortized premium (discount)	–	–
Mark-to-market gains (losses)	–	–
Total carrying value	$919	$911

Our mortgage loan portfolio had the largest concentrations in New York, which accounted for 29% and 31% of mortgage loans on real estate as of December 31, 2023 and 2022, respectively, and California, which accounted for 27% and 26% of mortgage loans on real estate as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, there were no specifically identified impaired mortgage loans on real estate. As of December 31, 2023 and 2022, there were no mortgage loans on real estate on non accrual status.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate. The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Less than 65%	Debt- Service Coverage Ratio	65% to 75%	Debt- Service Coverage Ratio	Greater than 75%	Debt- Service Coverage Ratio	Total
Origination Year
2023	$52	1.85	$–	–	$–	–	$52
2022	54	2.00	4	1.79	–	–	58
2021	103	3.50	–	–	–	–	103
2020	78	3.52	–	–	–	–	78
2019	175	3.10	–	–	–	–	175
2018 and prior	457	2.64	–	–	–	–	457
Total	$919		$4		$–		$923

	As of December 31, 2022
	Less than 65%	Debt- Service Coverage Ratio	65% to 75%	Debt- Service Coverage Ratio	Greater than 75%	Debt- Service Coverage Ratio	Total
Origination Year
2022	$59	1.95	$–	–	$–	–	$59
2021	104	3.14	–	–	–	–	104
2020	83	3.19	–	–	–	–	83
2019	178	2.72	–	–	–	–	178
2018	95	2.23	2	1.55	–	–	97
2017 and prior	394	2.72	–	–	–	–	394
Total	$913		$2		$–		$915

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Balance as of beginning-of-year	$4	$4	$8
Additions (reductions) from provision for credit loss expense (1)	–	–	(4)
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$4	$4	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2023 and 2021. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2)Accrued investment income on mortgage loans on real estate totaled $2 million, $2 million and $3 million as of December 31, 2023, 2022 and 2021, respectively, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021

Fixed maturity AFS securities	$324	$323	$326
Mortgage loans on real estate	35	36	37
Policy loans	12	12	12
Cash and invested cash	2	–	–
Commercial mortgage loan prepayment
and bond make-whole premiums	2	3	20
Consent fees	–	1	–
Other investments	1	1	1
Investment income	376	376	396
Investment expense	(3)	(2)	(2)
Net investment income	$373	$374	$394

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(2)	$–	$–
ABS	1	(3)	–
Total credit loss benefit (expense)	$(1)	$(3)	$–

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$16	$16	$22	$22

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2023	2022	2021
Collateral payable for derivative investments	$(6)	$15	$(1)

Investment Commitments

As of December 31, 2023, our investment commitments were $11 million, which included $9 million of mortgage loans on real estate and $2 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2023 and 2022, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $89 million and $91 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $83 million and $74 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2023 and 2022, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.2 billion, or 15% of total investments, and our investments in securities in the utilities industry with a fair value of $946 million and $943 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 13 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2023			As of December 31, 2022
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$–	$–	$–	$–	$–	$–
Foreign currency contracts (1)	127	13	2	115	20	1
Total cash flow hedges	127	13	2	115	20	1
Non-Qualifying Hedges
Interest rate contracts (1)	400	–	–	400	–	–
Equity market contracts (1)	115	5	–	113	2	–
LPR ceded derivative (2)	–	16	–	–	14	–
Embedded derivatives:
Fixed indexed annuity and IUL contracts (3)	–	–	2	–	1	–
Total derivative instruments	$642	$34	$4	$628	$37	$1

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2023
	Less Than 1 Year	1 – 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts	$–	$–	$400	$–	$–	$400
Foreign currency contracts (1)	–	3	27	87	10	127
Equity market contracts	115	–	–	–	–	115
Total derivative instruments
with notional amounts	$115	$3	$427	$87	$10	$642

(1)As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$17	$1	$2
Cumulative effect from adoption of new accounting standard	–	–	2
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	–	4	(11)
Foreign currency contracts	(3)	8	3
Change in foreign currency exchange rate adjustment	(4)	10	4
Income tax benefit (expense)	2	(5)	1
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	1	1	–
Balance as of end-of-year	$11	$17	$1

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$2	$373	$525

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(17)	$374	$495

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	(4)	–	–
LPR ceded derivative	–	–	5
Embedded derivatives:
Fixed indexed annuity and IUL contracts	3	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2021
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$–	$394	$422

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	1	–	–

Non-Qualifying Hedges
Interest rate contracts	(6)	–	–
Equity market contracts	3	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(2)	–	–

As of December 31, 2023, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non performance risk.  The non performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2023, the non performance risk adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under nearly all ISDA agreements, we have agreed to maintain certain financial strength ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2023 or 2022.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2023		As of December 31, 2022
S&P Credit Rating of Counterparty	Collateral Posted by Counter- Party (Held by LLANY)	Collateral Posted by LLANY (Held by Counter- Party)	Collateral Posted by Counter- Party (Held by LLANY)	Collateral Posted by LLANY (Held by Counter- Party)
AA-	$6	$–	$6	$–
A+	10	–	16	–
	$16	$–	$22	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$18	$–	$18
Gross amounts offset	(2)	–	(2)
Net amount of assets	16	–	16
Gross amounts not offset:
Cash collateral (1)	(16)	–	(16)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2
(1)Excludes excess non-cash collateral received of $2 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2023.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2023.

	As of December 31, 2022
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$1	$23
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	1	22
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$1	$1

Financial Liabilities
Gross amount of recognized liabilities	$–	$–	$–
Gross amounts offset	–	–	–
Net amount of liabilities	–	–	–
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$–	$–

(1)Excludes excess cash collateral received of $1 million and excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2022.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
DAC, VOBA and DSI
Variable Annuities	$100	$106
Fixed Annuities	4	4
Traditional Life	47	53
UL and Other	366	393
Group Protection	9	8
Retirement Plan Services	6	7
Total DAC, VOBA and DSI	$532	$571

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
DFEL
Variable Annuities	$2	$3
UL and Other	176	174
Total DFEL	$178	$177

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$103	$3	$39	$192	$8	$7
Deferrals	3	–	1	3	6	–
Amortization	(9)	–	(5)	(11)	(5)	(1)
Balance as of end-of-year	$97	$3	$35	$184	$9	$6

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$108	$3	$42	$196	$5	$6
Deferrals	5	–	2	7	7	2
Amortization	(10)	–	(5)	(11)	(4)	(1)
Balance as of end-of-year	$103	$3	$39	$192	$8	$7

DAC amortization expense of $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2023
	Traditional Life	UL and Other
Balance as of beginning-of-year	$14	$201
Amortization	(2)	(19)
Balance as of end-of-year	$12	$182

	For the Year Ended December 31, 2022
	Traditional Life	UL and Other
Balance as of beginning-of-year	$18	$222
Amortization	(4)	(21)
Balance as of end-of-year	$14	$201

VOBA amortization expense of $21 million, $25 million and $27 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2023, was as follows:

2024	$20
2025	19
2026	17
2027	13
2028	12

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$3	$174	$3	$168
Deferrals	–	11	–	16
Amortization	(1)	(9)	–	(10)
Balance as of end-of-year	$2	$176	$3	$174

DFEL amortization of $10 million, $10 million and $9 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.
7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Direct insurance premiums and fee income	$810	$811	$709
Reinsurance ceded	(205)	(211)	(206)
Total insurance premiums and fee income	$605	$600	$503

Direct insurance benefits	$694	$694	$616
Reinsurance ceded	(169)	(199)	(194)
Total benefits	$525	$495	$422

Direct market risk benefit (gain) loss	$(121)	$(148)	$(197)
Reinsurance ceded	54	133	106
Total market risk benefit (gain) loss	$(67)	$(15)	$(91)

Direct policyholder liability remeasurement (gain) loss	$(46)	$343	$14
Reinsurance ceded	21	(127)	(8)
Total policyholder liability remeasurement (gain) loss	$(25)	$216	$6

We cede insurance to other companies. The portion of our annuity and life insurance risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies. Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks. There were no reserves associated with these reinsurance arrangements as of December 31, 2023, and they totaled $2 million as of December 31, 2022.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $536 million and $566 million as of December 31, 2023 and 2022, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million and $37 million as of December 31, 2023 and 2022, respectively. The decrease was primarily attributable to the release of the allowance for credit losses related to a third-party reinsurer, Scottish Re (U.S.) Inc. (“Scottish Re”), where liquidation proceedings commenced during the third quarter of 2023. Effective

September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured. See Note 17 for additional information.
8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2022
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

The fair value of our reporting unit (Level 3 fair value estimates) is comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2023 and 2022, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2023		As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$5	$7	$5

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2023			As of December 31, 2022
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$215	$57	$(158)	$158	$75	$(83)
Total MRBs	$215	$57	$(158)	$158	$75	$(83)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$(83)	$53
Less: Effect of cumulative changes in
non-performance risk	(99)	(110)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	16	163
Attributed fees collected	80	84
Benefit payments	(2)	(2)
Effect of changes in interest rates	(13)	(451)
Effect of changes in equity markets	(158)	220
Effect of changes in equity index volatility	(29)	(14)
In-force updates and other changes in MRBs (1)	8	19
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	(2)	–
Effect of changes in other future expected
assumptions (2)	(5)	(3)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(105)	16
Effect of cumulative changes in
non-performance risk	(53)	(99)
Balance as of end-of-year	(158)	(83)
Less: ceded MRB assets (liabilities)	(123)	(68)
Balance as of end-of-year, net of reinsurance	$(35)	$(15)

Weighted-average age of policyholders (years)	71	71
Net amount at risk (3)	$141	$370

(1) Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2) Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3) Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder lapse and GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality assumptions.

For the year ended December 31, 2022, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to fund mapping and volatility assumptions.
See “MRBs” in Note 1 and Note 13 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2023	2022
Mutual funds and collective investment trusts	$7,578	$6,804
Exchange-traded funds	20	15
Cash and invested cash	–	6
Total separate account assets	$7,598	$6,825

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$5,487	$5,054
UL and Other	709	604
Retirement Plan Services	1,402	1,167
Total separate account liabilities	$7,598	$6,825

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,054	$604	$1,167	$6,311	$726	$1,438
Gross deposits	192	16	164	246	25	168
Withdrawals	(436)	(6)	(159)	(393)	(6)	(156)
Policyholder assessments	(128)	(15)	(9)	(130)	(15)	(9)
Change in market performance	767	112	237	(1,037)	(123)	(263)
Net transfers from (to)
general account	38	(2)	2	57	(3)	(11)
Balance as of end-of-year	$5,487	$709	$1,402	$5,054	$604	$1,167

Cash surrender value	$5,383	$706	$1,402	$4,941	$600	$1,166

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$21	$27
Fixed Annuities	401	488
UL and Other	2,677	2,735
Retirement Plan Services	1,562	1,540
Other (1)	230	239
Total policyholder account balances	$4,891	$5,029

(1) Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$488	$2,735	$1,540
Gross deposits	33	5	207	190
Withdrawals	(2)	(105)	(90)	(223)
Policyholder assessments	–	–	(291)	–
Net transfers from (to) separate account	(38)	–	3	3
Interest credited	1	13	110	52
Change in fair value of embedded derivative
instruments	–	–	3	–
Balance as of end-of-year	$21	$401	$2,677	$1,562

Weighted-average crediting rate	4.0%	2.8%	4.1%	3.4%
Net amount at risk (1)(2)	$141	$–	$17,528	$–
Cash surrender value	21	400	2,466	1,561

	As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$534	$2,800	$1,529
Gross deposits	58	6	248	169
Withdrawals	(2)	(66)	(110)	(229)
Policyholder assessments	–	–	(313)	–
Net transfers from (to) separate account	(57)	–	3	21
Interest credited	1	14	110	50
Change in fair value of embedded derivative
instruments	–	–	(3)	–
Balance as of end-of-year	$27	$488	$2,735	$1,540

Weighted-average crediting rate	3.2%	2.7%	4.0%	3.2%
Net amount at risk (1)(2)	$370	$—	$18,424	$—
Cash surrender value	26	487	2,509	1,539

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
						Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	11
Total	$10	$–	$–	$–	$–	$21

Fixed Annuities
Up to 1.00%	$2	$3	$6	$7	$2	$20
1.01% - 2.00%	11	1	2	2	–	16
2.01% - 3.00%	186	24	–	–	–	210
3.01% - 4.00%	79	–	–	–	–	79
4.01% and above	32	–	–	–	–	32
Other (1)	–	–	–	–	–	44
Total	$310	$28	$8	$9	$2	$401

UL and Other
Up to 1.00%	$–	$–	$8	$–	$–	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	812	–	–	–	–	812
3.01% - 4.00%	1,295	–	–	–	–	1,295
4.01% and above	315	–	–	–	–	315
Other (1)	–	–	–	–	–	247
Total	$2,422	$–	$8	$–	$–	$2,677

Retirement Plan Services
Up to 1.00%	$1	$15	$9	$386	$123	$534
1.01% - 2.00%	1	23	67	7	–	98
2.01% - 3.00%	67	–	–	–	–	67
3.01% - 4.00%	162	–	–	–	–	162
4.01% and above	701	–	–	–	–	701
Total	$932	$38	$76	$393	$123	$1,562

	As of December 31, 2022
					Greater Than 150 Basis Points Above
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above		Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	11	–	–	–	–	11
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	16
Total	$11	$–	$–	$–	$–	$27

Fixed Annuities
Up to 1.00%	$3	$4	$10	$10	$6	$33
1.01% - 2.00%	23	14	20	24	–	81
2.01% - 3.00%	202	–	–	–	–	202
3.01% - 4.00%	92	–	–	–	–	92
4.01% and above	33	–	–	–	–	33
Other (1)	–	–	–	–	–	47
Total	$353	$18	$30	$34	$6	$488

UL and Other
Up to 1.00%	$–	$–	$9	$–	$–	$9
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	837	–	–	–	–	837
3.01% - 4.00%	1,324	–	–	–	–	1,324
4.01% and above	329	–	–	–	–	329
Other (1)	–	–	–	–	–	236
Total	$2,490	$–	$9	$–	$–	$2,735

Retirement Plan Services
Up to 1.00%	$19	$17	$361	$124	$–	$521
1.01% - 2.00%	7	95	4	–	–	106
2.01% - 3.00%	9	–	–	–	–	9
3.01% - 4.00%	169	1	–	–	–	170
4.01% and above	734	–	–	–	–	734
Total	$938	$113	$365	$124	$–	$1,540

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2023	2022
Payout Annuities (1)	$122	$111
Traditional Life (1)	383	399
Group Protection (2)	105	94
UL and Other (3)	1,091	1,051
Other (4)	456	437
Total future contract benefits	$2,157	$2,092

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2023		As of or For the Year Ended December 31, 2022
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$140	–	210
Less: Effect of cumulative changes in discount			–	–
rate assumptions	–	(4)	–	35
Beginning balance at original discount rate	–	144	–	175
Effect of changes in cash flow assumptions	–	(2)	–	(16)
Effect of actual variances from expected experience	–	(3)	–	(3)
Adjusted balance as of beginning-of-year	–	139	–	156
Issuances	–	–	–	–
Interest accrual	–	7	–	7
Net premiums collected	–	(17)	–	(19)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	129	–	144
Effect of cumulative changes in discount rate assumptions	–	1	–	(4)
Balance as of end-of-year	$–	$130	–	140

Present Value of Expected LFPB
Balance as of beginning-of-year	$111	$539	143	655
Less: Effect of cumulative changes in discount
rate assumptions	(10)	(2)	20	76
Beginning balance at original discount rate (1)	121	541	123	579
Effect of changes in cash flow assumptions	–	(2)	–	(15)
Effect of actual variances from expected experience	1	(5)	–	(2)
Adjusted balance as of beginning-of-year	122	534	123	562
Issuances	12	–	6	–
Interest accrual	5	15	5	16
Benefit payments	(11)	(42)	(13)	(37)
Ending balance at original discount rate (1)	128	507	121	541
Effect of cumulative changes in discount rate assumptions	(6)	6	(10)	(2)
Balance as of end-of-year	$122	$513	111	539

Net balance as of end-of-year	$122	$383	111	399
Less: reinsurance recoverables	1	21	1	29
Net balance as of end-of-year, net of reinsurance	$121	$362	110	370

Weighted-average duration of future policyholder
benefit liability (years)	9	6	9	7

(1) Includes DPL within Payout Annuities of $3 million, $1 million and $1 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

For the years ended December 31, 2023 and 2022, Payout Annuities and Traditional Life did not have any significant assumption updates or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	202	122	194	111
Traditional Life
Expected future gross premiums	404	290	447	310
Expected future benefit payments	617	513	666	539

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Payout Annuities
Gross premiums	$12	$6	$1
Interest accretion	5	5	5
Traditional Life
Gross premiums	38	41	44
Interest accretion	8	9	8

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Payout Annuities
Interest accretion rate	4.4%	4.3%
Current discount rate	4.9%	5.3%
Traditional Life
Interest accretion rate	5.6%	5.6%
Current discount rate	4.6%	5.1%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$94	$101
Less: Effect of cumulative changes in discount
rate assumptions	(10)	6
Beginning balance at original discount rate	104	95
Effect of changes in cash flow assumptions	–	(1)
Effect of actual variances from expected
experience	(2)	5
Adjusted beginning-of-year balance	102	99
New incidence	30	20
Interest	3	3
Benefit payments	(22)	(18)
Ending balance at original discount rate	113	104
Effect of cumulative changes in discount
rate assumptions	(8)	(10)
Balance as of end-of-year	105	94
Less: reinsurance recoverables	3	3
Balance as of end-of-year, net of reinsurance	$102	$91

Weighted-average duration of liability for future
claims (years)	5	4

For the years ended December 31, 2023 and 2022, we did not have any significant assumption updates or significantly different actual experience compared to expected.
The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$134	$113	$123	$104

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Group Protection
Gross premiums	$84	$62	$48
Interest accretion	3	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Group Protection
Interest accretion rate	3.0%	2.8%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$1,051	$756
Less: Effect of cumulative changes in shadow
balance in AOCI	(33)	30
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,084	726
Effect of changes in cash flow assumptions	(25)	321
Effect of actual variances from expected
experience	(17)	16
Adjusted beginning-of-year balance	1,042	1,063
Interest accrual	46	38
Net assessments collected	74	64
Benefit payments	(50)	(81)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,112	1,084
Effect of cumulative changes in shadow
balance in AOCI	(21)	(33)
Balance as of end-of-year	1,091	1,051
Less: reinsurance recoverables	114	148
Balance as of end-of-year, net of reinsurance	$977	$903

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15

For the year ended December 31, 2023, we did not have any significant assumption updates or significantly different actual experience compared to expected.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review primarily from updates to policyholder lapse behavior assumptions related to UL products with secondary guarantees. We did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
UL and Other
Gross assessments	$186	$173	$197
Interest accretion	46	38	28

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
UL and Other
Interest accretion rate	4.8%	4.7%

13. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturity AFS securities	$6,724	$6,724	$6,509	$6,509
Equity securities	8	8	8	8
Mortgage loans on real estate	919	826	911	812
Derivative investments	16	16	21	21
Other investments	2	2	1	1
Cash and invested cash	75	75	46	46
MRB assets	215	215	158	158
Other assets – LPR ceded derivative	16	16	14	14
Separate account assets	7,598	7,598	6,825	6,825

Liabilities
Policyholder account balances:
Account balances of certain investment contracts	(1,278)	(949)	(1,302)	(1,021)
Fixed annuity and IUL contracts	(2)	(2)	1	1
MRB liabilities	(57)	(57)	(75)	(75)
Other liabilities:
Short-term debt	(6)	(6)	(1)	(1)
Ceded MRBs	(123)	(123)	(68)	(68)
Remaining guaranteed interest and similar contracts	(13)	(13)	(17)	(17)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances

Policyholder account balances include account balances of certain investment contracts. The fair value of the account balances of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Other Liabilities

Other liabilities include remaining guaranteed interest and similar contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2023 and 2022, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The inputs used to measure the fair value of these other liabilities are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 or 2022.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,670	$14	$5,684
ABS	–	139	10	149
U.S. government bonds	10	–	–	10
Foreign government bonds	–	21	–	21
RMBS	–	238	3	241
CMBS	–	110	–	110
State and municipal bonds	–	465	–	465
Hybrid and redeemable preferred securities	–	44	–	44
Equity securities	–	8	–	8
Derivative investments (1)	–	18	–	18
Cash and invested cash	–	75	–	75
MRB assets	–	–	215	215
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	20	7,578	–	7,598
Total assets	$30	$14,366	$258	$14,654

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(57)	(57)
Other liabilities:
Ceded MRBs	–	–	(123)	(123)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(182)	$(184)

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,498	$11	$5,509
ABS	–	129	9	138
U.S. government bonds	12	–	–	12
Foreign government bonds	–	24	–	24
RMBS	–	238	–	238
CMBS	–	85	–	85
State and municipal bonds	–	462	–	462
Hybrid and redeemable preferred securities	–	37	4	41
Equity securities	–	8	–	8
Derivative investments (1)	–	22	–	22
Cash and invested cash	–	46	–	46
MRB assets	–	–	158	158
Other assets – LPR ceded derivative	–	–	14	14
Separate account assets	22	6,803	–	6,825
Total assets	$34	$13,352	$196	$13,582

Liabilities
Policyholder account balances – indexed annuity
and IUL contracts embedded derivatives	$–	$–	$1	$1
MRB liabilities	–	–	(75)	(75)
Other liabilities:
Ceded MRBs	–	–	(68)	(68)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(142)	$(143)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$(4)	$7	$14
ABS	9	–	–	6	(5)	10
RMBS	–	–	–	–	3	3
Hybrid and redeemable
preferred securities	4	–	(1)	–	(3)	–
Other assets:
LPR ceded derivative (5)	14	2	–	–	–	16
Policyholder account balances – fixed
annuity and IUL contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (3)	(68)	(55)	–	–	–	(123)
Total, net	$(29)	$(56)	$(1)	$2	$2	$(82)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$–	$(44)	$8	$(53)	$11
ABS	10	–	(1)	–	–	9
Foreign government bonds	6	–	(3)	–	(3)	–
Hybrid and redeemable
preferred securities	5	–	(1)	–	–	4
Other assets:
Ceded MRBs (3)	83	(83)	–	–	–	–
LPR ceded derivative (5)	19	(5)	–	–	–	14
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(3)	3	–	1	–	1
Other liabilities – ceded MRBs (3)	(19)	(49)	–	–	–	(68)
Total, net	$201	(134)	(49)	9	(56)	(29)

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$–	$(5)	$25	$(7)	$100
ABS	10	–	(1)	2	(1)	10
Foreign government bonds	–	–	(1)	7	–	6
RMBS	1	–	–	(1)	–	–
Hybrid and redeemable
preferred securities	6	–	1	(2)	–	5
Derivative investments	5	1	–	(1)	(5)	–
Other assets:	–	–	–	–	–	–
Ceded MRBs (3)	–	83	–	–	–	83
LPR ceded derivative (5)	–	1	–	–	18	19
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(2)	(4)	–	3	–	(3)
Other liabilities – ceded MRBs (3)	–	(19)	–	–	–	(19)
Total, net	$107	$62	$(6)	$33	$5	$201
(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(5)	$(4)
ABS	8	–	–	(2)	–	6
Total, net	$9	$–	$–	$(2)	$(5)	$2

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$–	$(1)	$–	$8
ABS	1	–	–	(1)	–	–
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	1	–	1
Total, net	$12	$(2)	$–	$(1)	$–	$9

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$–	$25
ABS	6	–	–	(4)	–	2
Foreign government bonds	7	–	–	–	–	7
RMBS	–	–	–	(1)	–	(1)
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Derivative investments	1	–	(2)	–	–	(1)
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	3	–	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Derivative investments (1)	$–	$–	$1
MRBs (2)	65	13	90
Other assets – LPR ceded derivative (3)	2	(5)	1
Total, net	$67	$8	$92

(1)Included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Corporate bonds	$–	$(44)	$(6)
ABS	–	(1)	–
Foreign government bonds	–	(3)	(1)
Hybrid and redeemable preferred securities	–	(1)	1
Total, net	$–	$(49)	$(6)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(2)	$7
ABS	–	(5)	(5)
RMBS	3	–	3
Hybrid and redeemable preferred securities	1	(4)	(3)
Total, net	$13	$(11)	$2

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	–	(3)	(3)
Total, net	$3	$(59)	$(56)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	–	(1)	(1)
Derivative investments	–	(5)	(5)
Other assets – LPR ceded derivative	18	–	18
Total, net	$20	$(15)	$5

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2023, 2022 and 2021, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	2.1%	-	2.1%	2.1%

MRB assets	215
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.00%
			Non-performance risk (6)	0.51%	-	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(57)
Other liabilities –
ceded MRBs	(123)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	-	2.4%	2.3%

MRB assets	158
Other assets – LPR
ceded derivative	14	Discounted cash flow	Lapse (3)	0%	-	1.55%
			Non-performance risk (6)	0.35%	-	2.41%	1.75%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(75)
Other liabilities –
ceded MRBs	(68)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.35%	-	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period. The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the         sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2023. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski) remains subject to both preliminary and final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s balance sheet. On March 8, 2024, we wrote to the court requesting a pre-motion conference in advance of LLANY’s planned motion to stay proceedings in this matter pending the completion of the settlement approval process in Glover.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2023, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2023 and 2022, 87% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(652)	$879	$988
Cumulative effect from adoption of new accounting standards	–	–	158
Unrealized holding gains (losses) arising during the year	251	(2,102)	(362)
Change in foreign currency exchange rate adjustment	4	(10)	(3)
Change in future contract benefits and policyholder account balances, net of reinsurance	(27)	174	25
Income tax benefit (expense)	(48)	407	71
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(6)	–	(2)
Income tax benefit (expense)	1	–	–
Balance as of end-of-year	$(467)	$(652)	$879
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$17	$1	$2
Cumulative effect from adoption of new accounting standard	–	–	2
Unrealized holding gains (losses) arising during the year	(3)	12	(8)
Change in foreign currency exchange rate adjustment	(4)	10	4
Income tax benefit (expense)	2	(5)	1
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	1	1	–
Balance as of end-of-year	$11	$17	$1
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$78	$87	$–
Cumulative effect from adoption of new accounting standard	–	–	132
Adjustment arising during the year	(46)	(11)	(57)
Income tax benefit (expense)	10	2	12
Balance as of end-of-year	$42	$78	$87
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$14	$(48)	$–
Cumulative effect from adoption of new accounting standard	–	–	(66)
Adjustment arising during the year	(9)	79	23
Income tax benefit (expense)	2	(17)	(5)
Balance as of end-of-year	$7	$14	$(48)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(6)	$–	$(2)	Realized gain (loss)
Reclassification before income tax benefit (expense)	(6)	–	(2)	Income (loss) before taxes
Income tax benefit (expense)	1	–	–	Federal income tax expense (benefit)
Reclassification, net of income tax	$(5)	$–	$(2)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$1	$1	$–	Net investment income
Reclassifications, net of income tax	$1	$1	$–	Net income (loss)

16. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital, benefit plan obligations, the results of certain disability income business and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);

•GLB rider fees ceded to LNL;
•Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
•Gains (losses) on modification or early extinguishment of debt;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
•Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts and the associated index options we hold to hedge them (collectively, “revenue adjustments from annuity and life insurance product features”);
•Credit loss-related adjustments;
•Investment gains (losses);
•GLB rider fees ceded to LNL;
•Revenue adjustments from the initial adoption of new accounting standards; and
•Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 21%, where applicable, net of the impacts related to dividends received deduction and foreign tax credits and any other permanent differences for events recognized differently in our financial statements and federal income tax returns.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Operating revenues:
Annuities	$100	$107	$122
Life Insurance	486	500	527
Group Protection	298	276	147
Retirement Plan Services	73	72	79
Other Operations	22	19	23
Revenue adjustments from annuity and life insurance product features	43	39	41
Credit loss-related adjustments	–	(20)	4
Investment gains (losses)	(6)	–	(9)
GLB rider fees ceded to LNL	(35)	(36)	(36)
Total revenues	$981	$957	$898

	For the Years Ended December 31,
	2023	2022	2021
Net Income (Loss)
Income (loss) from operations:
Annuities	$19	$33	$42
Life Insurance	12	(166)	5
Group Protection	22	24	4
Retirement Plan Services	5	6	10
Other Operations	17	15	(56)
Net annuity product features, after-tax	85	42	105
Net life insurance product features, after-tax	–	(1)	–
Credit loss-related adjustments, after-tax	–	(15)	3
Investment gains (losses), after-tax	(5)	–	(7)
GLB rider fees ceded to LNL, after-tax	(27)	(28)	(29)
Net income (loss)	$128	$(90)	$77

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Net Investment Income
Annuities	$22	$27	$32
Life Insurance	257	260	267
Group Protection	9	6	5
Retirement Plan Services	63	62	67
Other Operations	22	19	23
Total net investment income	$373	$374	$394

	For the Years Ended December 31,
	2023	2022	2021
Federal Income Tax Expense (Benefit)
Annuities	$–	$2	$7
Life Insurance	3	(45)	1
Group Protection	6	7	1
Retirement Plan Services	–	1	1
Other Operations	5	4	(15)
Net annuity product features	22	10	28
Credit loss-related adjustments	–	(4)	1
Investment gains (losses)	(1)	–	(2)
GLB rider fees ceded to LNL	(8)	(8)	(8)
Total federal income tax expense (benefit)	$27	$(33)	$14

	For the Years Ended December 31,
	2023	2022
Assets
Annuities	$6,442	$6,079
Life Insurance	8,520	8,248
Group Protection	248	219
Retirement Plan Services	2,937	2,659
Other Operations	593	521
Total assets	$18,740	$17,726

17. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Gross gains	$1	$1	$–
Gross losses	(7)	(1)	(2)
Credit loss benefit (expense) (1)	(1)	(3)	–
Credit loss benefit (expense) on mortgage loans on real estate	–	–	4
Credit loss benefit (expense) on reinsurance-related assets	–	(17)	–
Realized gain (loss) on the mark-to-market on certain instruments (2)	–	–	(6)
Indexed product derivative results (3)	–	(1)	–
GLB rider fees ceded to LNL and attributed fees	9	4	5
Other realized gain (loss)	–	–	(1)
Total realized gain (loss)	$2	$(17)	$–

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivative results). See Note 1 for information regarding derivative instruments.
(3)Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

18. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Commissions	$52	$55	$63
General and administrative expenses	77	70	153
Expenses associated with reserve financing and LOCs	20	19	17
DAC and VOBA deferrals, net of amortization	39	33	29
Taxes, licenses and fees	19	23	17
Total	$207	$200	$279

19. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	$37	$(13)	$39
Deferred	(10)	(20)	(25)
Federal income tax expense (benefit)	$27	$(33)	$14

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Income (loss) before taxes	$155	$(123)	$91
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	33	(26)	19
Effect of:
Tax-preferred investment income (1)	(4)	(5)	(3)
Tax credits	(2)	(2)	(1)
Other items	–	–	(1)
Federal income tax expense (benefit)	$27	$(33)	$14
Effective tax rate	17%	27%	15%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2023	2022
Current	$(5)	$(15)
Deferred	(12)	15
Total federal income tax asset (liability)	$(17)	$–

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2023	2022
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$131	$185
Tax credits	2	–
Other	1	–
Total deferred tax assets	$134	$185
Deferred Tax Liabilities
DAC and VOBA	83	91
Insurance liabilities and reinsurance-related balances	49	71
Investment activity	12	–
Other	2	8
Total deferred tax liabilities	$146	$170
Net deferred tax asset (liability)	$(12)	$15

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2023, we have $2 million of federal income tax credits that can be carried forward to 2030 through 2033. As of December 31, 2023, we did not have any net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$3	$3
Increases for prior year tax positions	6	–
Balance as of end-of-year	$9	$3

As of December 31, 2023 and 2022, $9 million and $2 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits primarily associated with separate account dividends-received deduction, tax credits and compensation, upon completion of our ongoing refund claims review, will decrease by $4 million by the end of 2024.
We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2023, 2022 and 2021, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2023 and 2022.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2023.

20. Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2023	2022
U.S. capital and surplus	$1,033	$971

	For the Years Ended December 31,
	2023	2022	2021
U.S. net gain (loss) from operations, after-tax	$165	$72	$39
U.S. net income (loss)	159	68	41

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2023	2022
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	(31)	(37)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2023, the Company’s RBC ratio was in excess of ten times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $103 million in 2024 without New York State Department of Financial Services approval.

21. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Income taxes paid (received)	$47	$(27)	$30

22. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2023	2022
Assets with affiliates:
Ceded reinsurance contracts	$100	$111	Reinsurance recoverables, net of
			allowance for credit losses
Ceded reinsurance contracts	22	21	Other assets
Service agreement receivable	4	1	Other assets

Liabilities with affiliates:
Inter-company short-term debt	6	1	Other liabilities
Ceded reinsurance contracts	135	74	Other liabilities
Service agreement payable	13	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(44)	$(41)	$(36)	Insurance premiums
Realized gains (losses) on ceded reinsurance
contracts –
Other gains (losses)	(34)	(36)	(36)	Realized gain (loss)
Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(2)	5	–	Benefits
Market risk benefit (gain) loss on ceded
reinsurance contracts	54	132	106	Market risk benefit (gain) loss
Ceded reinsurance contracts	(14)	(17)	(19)	Commissions and other expenses
Service agreement payments	82	72	63	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2023.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

23. Subsequent Events

Management evaluated subsequent events for the Company through March 28, 2024, the date the financial statements were available to be issued. On March 7, 2024, our parent company, LNL, entered into a settlement agreement, which is subject to court approval, encompassing the policies at issue in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which also includes the policies in certain other cost of insurance litigation matters, including Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, as discussed in further detail in Note 14, Contingencies and Commitments. The provisional settlement remains subject to both preliminary and final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s balance sheet.

On March 22, 2024, LLANY paid a cash dividend in the amount of $102 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln New York Account N For Variable Annuities

Lincoln New York Account N For Variable Annuities

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
AB VPS Discovery Value Portfolio - Class B	$11,293,079	$11,293,079	$11,293,079
AB VPS Large Cap Growth Portfolio - Class B	204,827	204,827	204,827
AB VPS Sustainable Global Thematic Portfolio - Class B	2,719,052	2,719,052	2,719,052
ALPS Global Opportunity Portfolio - Class III	535,701	535,701	535,701
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,157,352	1,157,352	1,157,352
American Century VP Balanced Fund - Class II	12,452,516	12,452,516	12,452,516
American Century VP Large Company Value Fund - Class I	7,434	7,434	7,434
American Century VP Large Company Value Fund - Class II	8,167,001	8,167,001	8,167,001
American Funds Asset Allocation Fund - Class 1	6,586	6,586	6,586
American Funds Asset Allocation Fund - Class 4	18,851,897	18,851,897	18,851,897
American Funds Capital Income Builder® - Class 1	6,887	6,887	6,887
American Funds Capital Income Builder® - Class 4	3,200,165	3,200,165	3,200,165
American Funds Capital World Bond Fund - Class 1	5,967	5,967	5,967
American Funds Capital World Growth and Income Fund - Class 1	81,938	81,938	81,938
American Funds Global Growth Fund - Class 2	9,029,595	9,029,595	9,029,595
American Funds Global Growth Fund - Class 4	7,245,190	7,245,190	7,245,190
American Funds Global Small Capitalization Fund - Class 1	66,330	66,330	66,330
American Funds Global Small Capitalization Fund - Class 2	5,761,797	5,761,797	5,761,797
American Funds Global Small Capitalization Fund - Class 4	992,567	992,567	992,567
American Funds Growth Fund - Class 1	13,382	13,382	13,382
American Funds Growth Fund - Class 2	50,768,903	50,768,903	50,768,903
American Funds Growth Fund - Class 4	19,952,403	19,952,403	19,952,403
American Funds Growth-Income Fund - Class 1	264,129	264,129	264,129
American Funds Growth-Income Fund - Class 2	48,700,154	48,700,154	48,700,154
American Funds Growth-Income Fund - Class 4	9,532,549	9,532,549	9,532,549
American Funds International Fund - Class 1	88,359	88,359	88,359
American Funds International Fund - Class 2	12,835,527	12,835,527	12,835,527
American Funds International Fund - Class 4	4,075,232	4,075,232	4,075,232
American Funds International Growth and Income Fund - Class 1	184,915	184,915	184,915
American Funds Managed Risk Asset Allocation Fund - Class P2	12,689,570	12,689,570	12,689,570
American Funds Mortgage Fund - Class 1	102,502	102,502	102,502
American Funds Mortgage Fund - Class 4	297,108	297,108	297,108
American Funds New World Fund® - Class 1	64,605	64,605	64,605
American Funds New World Fund® - Class 4	2,699,295	2,699,295	2,699,295
American Funds The Bond Fund of America - Class 1	49,344	49,344	49,344
American Funds Washington Mutual Investors Fund - Class 1	82,058	82,058	82,058
American Funds Washington Mutual Investors Fund - Class 4	5,785,444	5,785,444	5,785,444
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,003,079	1,003,079	1,003,079
ClearBridge Variable Large Cap Growth Portfolio - Class II	25,591,360	25,591,360	25,591,360
ClearBridge Variable Mid Cap Portfolio - Class II	4,133,983	4,133,983	4,133,983
Columbia VP Commodity Strategy Fund - Class 2	851,124	851,124	851,124
Columbia VP Emerging Markets Bond Fund - Class 2	169,877	169,877	169,877
Columbia VP Strategic Income Fund - Class 2	1,096,572	1,096,572	1,096,572
Delaware Ivy VIP Asset Strategy Portfolio - Class II	695,518	695,518	695,518
Delaware Ivy VIP Energy Portfolio - Class II	349,824	349,824	349,824
Delaware Ivy VIP High Income Portfolio - Class II	1,851,540	1,851,540	1,851,540
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	1,108,326	1,108,326	1,108,326
Delaware Ivy VIP Science and Technology Portfolio - Class II	3,950,947	3,950,947	3,950,947
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,120,399	1,120,399	1,120,399
Delaware VIP® Emerging Markets Series - Service Class	12,349,082	12,349,082	12,349,082
Delaware VIP® Small Cap Value Series - Service Class	25,978,863	25,978,863	25,978,863
Delaware VIP® Small Cap Value Series - Standard Class	405,508	405,508	405,508
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,833	9,833	9,833
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,044,664	3,044,664	3,044,664
DWS Equity 500 Index VIP Portfolio - Class A	684,023	684,023	684,023
DWS Small Cap Index VIP Portfolio - Class A	259,974	259,974	259,974
Eaton Vance VT Floating-Rate Income Fund - Initial Class	3,926,909	3,926,909	3,926,909
Fidelity® VIP Balanced Portfolio - Service Class 2	44,572,810	44,572,810	44,572,810
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	19,746	19,746	19,746
Fidelity® VIP Contrafund® Portfolio - Service Class 2	85,893,645	85,893,645	85,893,645
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,008,284	2,008,284	2,008,284

See accompanying notes.

Lincoln New York Account N For Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
Fidelity® VIP Growth Portfolio - Initial Class	$240,541	$240,541	$240,541
Fidelity® VIP Growth Portfolio - Service Class 2	29,389,723	29,389,723	29,389,723
Fidelity® VIP Mid Cap Portfolio - Service Class 2	42,039,254	42,039,254	42,039,254
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,394,387	2,394,387	2,394,387
Fidelity® VIP Technology Portfolio - Service Class 2	53,514	53,514	53,514
First Trust Capital Strength Hedged Equity Portfolio - Class I	34,306	34,306	34,306
First Trust Capital Strength Portfolio - Class I	3,452,484	3,452,484	3,452,484
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,113,666	1,113,666	1,113,666
First Trust Growth Strength Portfolio - Class I	313,923	313,923	313,923
First Trust International Developed Capital Strength Portfolio - Class I	278,225	278,225	278,225
First Trust Multi Income Allocation Portfolio - Class I	459,392	459,392	459,392
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	12,185,291	12,185,291	12,185,291
Franklin Allocation VIP Fund - Class 4	2,589,031	2,589,031	2,589,031
Franklin Income VIP Fund - Class 2	17,918,192	17,918,192	17,918,192
Franklin Income VIP Fund - Class 4	13,662,769	13,662,769	13,662,769
Franklin Multi-Asset Variable Conservative Growth - Class II	1,517,251	1,517,251	1,517,251
Franklin Mutual Shares VIP Fund - Class 2	10,350,639	10,350,639	10,350,639
Franklin Mutual Shares VIP Fund - Class 4	4,045,381	4,045,381	4,045,381
Franklin Rising Dividends VIP Fund - Class 4	2,717,488	2,717,488	2,717,488
Franklin Small Cap Value VIP Fund - Class 4	1,441,557	1,441,557	1,441,557
Franklin Small-Mid Cap Growth VIP Fund - Class 4	859,485	859,485	859,485
Goldman Sachs VIT Government Money Market Fund - Service Shares	154,238	154,238	154,238
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,233,928	1,233,928	1,233,928
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	386,996	386,996	386,996
Guggenheim VT Long Short Equity	319,723	319,723	319,723
Guggenheim VT Multi-Hedge Strategies	544,761	544,761	544,761
Hartford Capital Appreciation HLS Fund - Class IC	843,245	843,245	843,245
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	858,497	858,497	858,497
Invesco V.I. American Franchise Fund - Series I Shares	119,067	119,067	119,067
Invesco V.I. American Franchise Fund - Series II Shares	34,132	34,132	34,132
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	332,669	332,669	332,669
Invesco V.I. Comstock Fund - Series II Shares	755,365	755,365	755,365
Invesco V.I. Core Equity Fund - Series I Shares	51,044	51,044	51,044
Invesco V.I. Diversified Dividend Fund - Series II Shares	1,583,381	1,583,381	1,583,381
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	21,564,110	21,564,110	21,564,110
Invesco V.I. Equity and Income Fund - Series II Shares	1,497,705	1,497,705	1,497,705
Invesco V.I. EQV International Equity Fund - Series I Shares	9,134	9,134	9,134
Invesco V.I. EQV International Equity Fund - Series II Shares	6,543,453	6,543,453	6,543,453
Invesco V.I. Global Fund - Series II Shares	244,514	244,514	244,514
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	1,628,613	1,628,613	1,628,613
Janus Henderson Balanced Portfolio - Service Shares	584,472	584,472	584,472
Janus Henderson Enterprise Portfolio - Service Shares	410,549	410,549	410,549
Janus Henderson Global Research Portfolio - Service Shares	205,508	205,508	205,508
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,572,221	2,572,221	2,572,221
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	940,351	940,351	940,351
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	91,841	91,841	91,841
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,140,935	3,140,935	3,140,935
LVIP American Balanced Allocation Fund - Service Class	7,037,290	7,037,290	7,037,290
LVIP American Balanced Allocation Fund - Standard Class	3,718	3,718	3,718
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	43,193,339	43,193,339	43,193,339
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,960,904	2,960,904	2,960,904
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,212,427	6,212,427	6,212,427
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	208,321	208,321	208,321
LVIP American Global Growth Fund - Service Class II	17,443,211	17,443,211	17,443,211
LVIP American Global Small Capitalization Fund - Service Class II	2,412,008	2,412,008	2,412,008
LVIP American Growth Allocation Fund - Service Class	3,260,201	3,260,201	3,260,201
LVIP American Growth Fund - Service Class II	92,227,588	92,227,588	92,227,588
LVIP American Growth-Income Fund - Service Class II	69,761,257	69,761,257	69,761,257
LVIP American International Fund - Service Class II	14,922,812	14,922,812	14,922,812
LVIP American Preservation Fund - Service Class	970,372	970,372	970,372
LVIP Baron Growth Opportunities Fund - Service Class	23,219,937	23,219,937	23,219,937

See accompanying notes.

Lincoln New York Account N For Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	$113,616,740	$113,616,740	$113,616,740
LVIP BlackRock Global Allocation Fund - Service Class	45,997,061	45,997,061	45,997,061
LVIP BlackRock Global Allocation Fund - Standard Class	23,517	23,517	23,517
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	64,570,484	64,570,484	64,570,484
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	28,672,772	28,672,772	28,672,772
LVIP BlackRock Inflation Protected Bond Fund - Service Class	60,437,098	60,437,098	60,437,098
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	139,584	139,584	139,584
LVIP BlackRock Real Estate Fund - Service Class	4,936,273	4,936,273	4,936,273
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	51,497,056	51,497,056	51,497,056
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	93,970,018	93,970,018	93,970,018
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	78,211	78,211	78,211
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	58,935,076	58,935,076	58,935,076
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,542	6,542	6,542
LVIP Channing Small Cap Value Fund - Service Class	201,041	201,041	201,041
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	35,636,917	35,636,917	35,636,917
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,933	5,933	5,933
LVIP Delaware Bond Fund - Service Class	220,809,272	220,809,272	220,809,272
LVIP Delaware Bond Fund - Standard Class	2,417,838	2,417,838	2,417,838
LVIP Delaware Diversified Floating Rate Fund - Service Class	50,231,211	50,231,211	50,231,211
LVIP Delaware Diversified Floating Rate Fund - Standard Class	147,453	147,453	147,453
LVIP Delaware Diversified Income Fund - Service Class	93,515,612	93,515,612	93,515,612
LVIP Delaware Diversified Income Fund - Standard Class	196,063	196,063	196,063
LVIP Delaware High Yield Fund - Service Class	3,774,318	3,774,318	3,774,318
LVIP Delaware High Yield Fund - Standard Class	123,022	123,022	123,022
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	36,493,641	36,493,641	36,493,641
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	20,727	20,727	20,727
LVIP Delaware Mid Cap Value Fund - Service Class	9,345,392	9,345,392	9,345,392
LVIP Delaware SMID Cap Core Fund - Service Class	9,322,962	9,322,962	9,322,962
LVIP Delaware SMID Cap Core Fund - Standard Class	280,929	280,929	280,929
LVIP Delaware Social Awareness Fund - Service Class	5,023,837	5,023,837	5,023,837
LVIP Delaware Social Awareness Fund - Standard Class	219,034	219,034	219,034
LVIP Delaware U.S. Growth Fund - Service Class	13,397,875	13,397,875	13,397,875
LVIP Delaware U.S. REIT Fund - Service Class	8,559,479	8,559,479	8,559,479
LVIP Delaware U.S. REIT Fund - Standard Class	322,155	322,155	322,155
LVIP Delaware Value Fund - Service Class	11,472,260	11,472,260	11,472,260
LVIP Delaware Value Fund - Standard Class	50,391	50,391	50,391
LVIP Delaware Wealth Builder Fund - Service Class	2,100,367	2,100,367	2,100,367
LVIP Delaware Wealth Builder Fund - Standard Class	114,647	114,647	114,647
LVIP Dimensional International Core Equity Fund - Service Class	9,681,538	9,681,538	9,681,538
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	40,958,254	40,958,254	40,958,254
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	17,874,001	17,874,001	17,874,001
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,600	6,600	6,600
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	14,989,513	14,989,513	14,989,513
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	65,402,293	65,402,293	65,402,293
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	39,351,361	39,351,361	39,351,361
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,905	5,905	5,905
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	60,311,879	60,311,879	60,311,879
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	5,566,178	5,566,178	5,566,178
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	63,253	63,253	63,253
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	6,801,294	6,801,294	6,801,294
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	15,067,300	15,067,300	15,067,300
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	318,357	318,357	318,357
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	11,992,717	11,992,717	11,992,717
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	33,629	33,629	33,629
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	11,947,337	11,947,337	11,947,337
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	57,152,544	57,152,544	57,152,544
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	137,179	137,179	137,179
LVIP Global Growth Allocation Managed Risk Fund - Service Class	253,334,127	253,334,127	253,334,127

See accompanying notes.

Lincoln New York Account N For Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	$236,970,188	$236,970,188	$236,970,188
LVIP Government Money Market Fund - Service Class	36,646,819	36,646,819	36,646,819
LVIP Government Money Market Fund - Standard Class	444,580	444,580	444,580
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	36,951,919	36,951,919	36,951,919
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	5,953	5,953	5,953
LVIP JPMorgan Core Bond Fund - Service Class	18,688,285	18,688,285	18,688,285
LVIP JPMorgan High Yield Fund - Service Class	11,928,532	11,928,532	11,928,532
LVIP JPMorgan Mid Cap Value Fund - Service Class	83,371	83,371	83,371
LVIP JPMorgan Retirement Income Fund - Service Class	4,671,713	4,671,713	4,671,713
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	39,970,780	39,970,780	39,970,780
LVIP JPMorgan Small Cap Core Fund - Service Class	362,657	362,657	362,657
LVIP JPMorgan U.S. Equity Fund - Service Class	1,134,883	1,134,883	1,134,883
LVIP Loomis Sayles Global Growth Fund - Service Class	121,883	121,883	121,883
LVIP MFS International Equity Managed Volatility Fund - Service Class	48,074,294	48,074,294	48,074,294
LVIP MFS International Growth Fund - Service Class	12,081,187	12,081,187	12,081,187
LVIP MFS Value Fund - Service Class	39,253,898	39,253,898	39,253,898
LVIP Mondrian Global Income Fund - Service Class	22,435,242	22,435,242	22,435,242
LVIP Mondrian International Value Fund - Service Class	10,285,631	10,285,631	10,285,631
LVIP Mondrian International Value Fund - Standard Class	587,522	587,522	587,522
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	5,092,697	5,092,697	5,092,697
LVIP PIMCO Low Duration Bond Fund - Service Class	45,772,157	45,772,157	45,772,157
LVIP PIMCO Low Duration Bond Fund - Standard Class	6,358	6,358	6,358
LVIP SSGA Bond Index Fund - Service Class	46,434,619	46,434,619	46,434,619
LVIP SSGA Bond Index Fund - Standard Class	70,937	70,937	70,937
LVIP SSGA Conservative Index Allocation Fund - Service Class	10,892,680	10,892,680	10,892,680
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,228,234	1,228,234	1,228,234
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	47,199,729	47,199,729	47,199,729
LVIP SSGA International Index Fund - Service Class	12,789,623	12,789,623	12,789,623
LVIP SSGA International Managed Volatility Fund - Service Class	19,279,738	19,279,738	19,279,738
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	64,073,540	64,073,540	64,073,540
LVIP SSGA Mid-Cap Index Fund - Service Class	14,731,362	14,731,362	14,731,362
LVIP SSGA Mid-Cap Index Fund - Standard Class	83,227	83,227	83,227
LVIP SSGA Moderate Index Allocation Fund - Service Class	36,622,853	36,622,853	36,622,853
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	17,440,748	17,440,748	17,440,748
LVIP SSGA Nasdaq-100 Index Fund - Service Class	6,207,768	6,207,768	6,207,768
LVIP SSGA S&P 500 Index Fund - Service Class	166,707,474	166,707,474	166,707,474
LVIP SSGA S&P 500 Index Fund - Standard Class	1,303,942	1,303,942	1,303,942
LVIP SSGA Short-Term Bond Index Fund - Service Class	16,143,636	16,143,636	16,143,636
LVIP SSGA Small-Cap Index Fund - Service Class	32,388,512	32,388,512	32,388,512
LVIP SSGA Small-Cap Index Fund - Standard Class	73,727	73,727	73,727
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	52,039,441	52,039,441	52,039,441
LVIP Structured Conservative Allocation Fund - Service Class	7,953,835	7,953,835	7,953,835
LVIP Structured Moderate Allocation Fund - Service Class	41,432,384	41,432,384	41,432,384
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	23,103,161	23,103,161	23,103,161
LVIP T. Rowe Price 2020 Fund - Service Class	118,046	118,046	118,046
LVIP T. Rowe Price 2030 Fund - Service Class	55,499	55,499	55,499
LVIP T. Rowe Price 2040 Fund - Service Class	38,185	38,185	38,185
LVIP T. Rowe Price Growth Stock Fund - Service Class	23,046,445	23,046,445	23,046,445
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	24,281,239	24,281,239	24,281,239
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	134,685	134,685	134,685
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	17,143,880	17,143,880	17,143,880
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	62,362,340	62,362,340	62,362,340
LVIP Vanguard Bond Allocation Fund - Service Class	75,270,517	75,270,517	75,270,517
LVIP Vanguard Bond Allocation Fund - Standard Class	5,890	5,890	5,890
LVIP Vanguard Domestic Equity ETF Fund - Service Class	27,799,209	27,799,209	27,799,209
LVIP Vanguard International Equity ETF Fund - Service Class	18,296,647	18,296,647	18,296,647
LVIP Wellington Capital Growth Fund - Service Class	12,443,279	12,443,279	12,443,279
LVIP Wellington SMID Cap Value Fund - Service Class	9,568,556	9,568,556	9,568,556
LVIP Western Asset Core Bond Fund - Service Class	34,444,706	34,444,706	34,444,706
MFS® VIT Growth Series - Initial Class	91,642	91,642	91,642
MFS® VIT Growth Series - Service Class	15,587,248	15,587,248	15,587,248
See accompanying notes.

Lincoln New York Account N For Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
MFS® VIT Total Return Series - Initial Class	$158,517	$158,517	$158,517
MFS® VIT Total Return Series - Service Class	9,530,077	9,530,077	9,530,077
MFS® VIT Utilities Series - Initial Class	137,585	137,585	137,585
MFS® VIT Utilities Series - Service Class	9,158,224	9,158,224	9,158,224
MFS® VIT II Core Equity Portfolio - Service Class	14,806	14,806	14,806
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,864,746	1,864,746	1,864,746
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	526,526	526,526	526,526
Morgan Stanley VIF Growth Portfolio - Class II	47,595	47,595	47,595
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,300,634	1,300,634	1,300,634
PIMCO VIT All Asset Portfolio - Advisor Class	220,126	220,126	220,126
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3,613,227	3,613,227	3,613,227
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	398,002	398,002	398,002
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	64,677	64,677	64,677
Putnam VT George Putnam Balanced Fund - Class IB	8,479,382	8,479,382	8,479,382
Putnam VT Global Health Care Fund - Class IB	1,583,343	1,583,343	1,583,343
Putnam VT Income Fund - Class IB	510,743	510,743	510,743
Putnam VT Large Cap Value Fund - Class IB	12,223,281	12,223,281	12,223,281
Templeton Foreign VIP Fund - Class 4	214,583	214,583	214,583
Templeton Global Bond VIP Fund - Class 2	3,609,656	3,609,656	3,609,656
Templeton Global Bond VIP Fund - Class 4	1,598,306	1,598,306	1,598,306
Templeton Growth VIP Fund - Class 2	1,206,754	1,206,754	1,206,754
VanEck VIP Global Resources Fund - Class S Shares	635,468	635,468	635,468
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	965,871	965,871	965,871

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln New York Account N For Variable Annuities

Statements of operations

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Discovery Value Portfolio - Class B	$85,917	$(168,561)	$(82,644)	$(198,250)
AB VPS Large Cap Growth Portfolio - Class B	—	(3,276)	(3,276)	(1,706)
AB VPS Sustainable Global Thematic Portfolio - Class B	753	(40,080)	(39,327)	(18,624)
ALPS Global Opportunity Portfolio - Class III	—	(5,110)	(5,110)	(6,468)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	36,434	(10,298)	26,136	21,391
American Century VP Balanced Fund - Class II	191,779	(159,693)	32,086	(146,489)
American Century VP Large Company Value Fund - Class I	234	(58)	176	519
American Century VP Large Company Value Fund - Class II	191,016	(119,571)	71,445	50,591
American Funds Asset Allocation Fund - Class 1	152	(40)	112	—
American Funds Asset Allocation Fund - Class 4	348,311	(200,480)	147,831	(69,009)
American Funds Capital Income Builder® - Class 1	241	(53)	188	329
American Funds Capital Income Builder® - Class 4	74,449	(29,858)	44,591	6,513
American Funds Capital World Bond Fund - Class 1	—	(36)	(36)	(70)
American Funds Capital World Growth and Income Fund - Class 1	1,622	(497)	1,125	(391)
American Funds Global Growth Fund - Class 2	78,061	(152,024)	(73,963)	125,950
American Funds Global Growth Fund - Class 4	47,072	(74,293)	(27,221)	(19,672)
American Funds Global Small Capitalization Fund - Class 1	301	(399)	(98)	(136)
American Funds Global Small Capitalization Fund - Class 2	14,613	(84,257)	(69,644)	(181,723)
American Funds Global Small Capitalization Fund - Class 4	247	(9,133)	(8,886)	(55,296)
American Funds Growth Fund - Class 1	72	(79)	(7)	103
American Funds Growth Fund - Class 2	167,050	(788,379)	(621,329)	919,480
American Funds Growth Fund - Class 4	28,200	(185,692)	(157,492)	(134,327)
American Funds Growth-Income Fund - Class 1	3,827	(1,771)	2,056	486
American Funds Growth-Income Fund - Class 2	619,905	(756,222)	(136,317)	977,480
American Funds Growth-Income Fund - Class 4	101,873	(93,746)	8,127	39,268
American Funds International Fund - Class 1	1,312	(896)	416	(1,956)
American Funds International Fund - Class 2	162,892	(208,233)	(45,341)	(242,132)
American Funds International Fund - Class 4	42,893	(45,180)	(2,287)	(85,631)
American Funds International Growth and Income Fund - Class 1	4,699	(1,124)	3,575	(533)
American Funds Managed Risk Asset Allocation Fund - Class P2	241,779	(188,140)	53,639	(217,103)
American Funds Mortgage Fund - Class 1	4,004	(647)	3,357	(99)
American Funds Mortgage Fund - Class 4	11,430	(3,888)	7,542	(36,549)
American Funds New World Fund® - Class 1	1,036	(501)	535	54
American Funds New World Fund® - Class 4	32,217	(30,770)	1,447	(43,665)
American Funds The Bond Fund of America - Class 1	1,749	(294)	1,455	(103)
American Funds Washington Mutual Investors Fund - Class 1	1,623	(1,315)	308	(39)
American Funds Washington Mutual Investors Fund - Class 4	91,182	(59,324)	31,858	(53,289)
ClearBridge Variable Aggressive Growth Portfolio - Class II	597	(10,679)	(10,082)	(59,274)
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(302,959)	(302,959)	250,517
ClearBridge Variable Mid Cap Portfolio - Class II	793	(49,865)	(49,072)	(32,800)
Columbia VP Commodity Strategy Fund - Class 2	193,142	(8,769)	184,373	(33,021)
Columbia VP Emerging Markets Bond Fund - Class 2	11,579	(2,219)	9,360	(32,647)
Columbia VP Strategic Income Fund - Class 2	24,370	(8,467)	15,903	(15,086)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	14,166	(7,548)	6,618	(10,097)
Delaware Ivy VIP Energy Portfolio - Class II	11,547	(4,183)	7,364	20,852
Delaware Ivy VIP High Income Portfolio - Class II	57,086	(14,441)	42,645	(39,047)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	(16,929)	(16,929)	(235,015)
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	(39,598)	(39,598)	(629,483)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	—	(10,834)	(10,834)	(111,981)
Delaware VIP® Emerging Markets Series - Service Class	154,038	(191,953)	(37,915)	(84,481)
Delaware VIP® Small Cap Value Series - Service Class	150,085	(379,269)	(229,184)	127,549
Delaware VIP® Small Cap Value Series - Standard Class	3,691	(5,408)	(1,717)	(206)
DWS Alternative Asset Allocation VIP Portfolio - Class A	770	(71)	699	(202)
DWS Alternative Asset Allocation VIP Portfolio - Class B	196,399	(47,191)	149,208	(23,246)
DWS Equity 500 Index VIP Portfolio - Class A	8,763	(10,280)	(1,517)	14,617
DWS Small Cap Index VIP Portfolio - Class A	2,831	(3,889)	(1,058)	(7,098)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	217,087	(15,202)	201,885	(16,495)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class B	$903,320	$705,070	$903,240	$1,525,666
AB VPS Large Cap Growth Portfolio - Class B	14,861	13,155	45,354	55,233
AB VPS Sustainable Global Thematic Portfolio - Class B	162,437	143,813	238,665	343,151
ALPS Global Opportunity Portfolio - Class III	—	(6,468)	126,403	114,825
ALPS/Alerian Energy Infrastructure Portfolio - Class III	13,051	34,442	87,506	148,084
American Century VP Balanced Fund - Class II	—	(146,489)	1,621,209	1,506,806
American Century VP Large Company Value Fund - Class I	284	803	(791)	188
American Century VP Large Company Value Fund - Class II	213,735	264,326	(137,746)	198,025
American Funds Asset Allocation Fund - Class 1	233	233	449	794
American Funds Asset Allocation Fund - Class 4	636,289	567,280	1,326,142	2,041,253
American Funds Capital Income Builder® - Class 1	—	329	95	612
American Funds Capital Income Builder® - Class 4	—	6,513	161,386	212,490
American Funds Capital World Bond Fund - Class 1	—	(70)	424	318
American Funds Capital World Growth and Income Fund - Class 1	—	(391)	13,403	14,137
American Funds Global Growth Fund - Class 2	674,908	800,858	908,032	1,634,927
American Funds Global Growth Fund - Class 4	524,898	505,226	784,235	1,262,240
American Funds Global Small Capitalization Fund - Class 1	756	620	8,480	9,002
American Funds Global Small Capitalization Fund - Class 2	73,106	(108,617)	946,407	768,146
American Funds Global Small Capitalization Fund - Class 4	11,026	(44,270)	183,443	130,287
American Funds Growth Fund - Class 1	674	777	3,277	4,047
American Funds Growth Fund - Class 2	2,656,247	3,575,727	11,390,805	14,345,203
American Funds Growth Fund - Class 4	903,106	768,779	4,366,367	4,977,654
American Funds Growth-Income Fund - Class 1	12,214	12,700	39,408	54,164
American Funds Growth-Income Fund - Class 2	2,429,690	3,407,170	6,641,209	9,912,062
American Funds Growth-Income Fund - Class 4	438,473	477,741	1,372,399	1,858,267
American Funds International Fund - Class 1	—	(1,956)	13,495	11,955
American Funds International Fund - Class 2	—	(242,132)	1,972,852	1,685,379
American Funds International Fund - Class 4	—	(85,631)	600,129	512,211
American Funds International Growth and Income Fund - Class 1	—	(533)	21,535	24,577
American Funds Managed Risk Asset Allocation Fund - Class P2	1,551,916	1,334,813	(302,049)	1,086,403
American Funds Mortgage Fund - Class 1	—	(99)	71	3,329
American Funds Mortgage Fund - Class 4	—	(36,549)	33,288	4,281
American Funds New World Fund® - Class 1	—	54	8,033	8,622
American Funds New World Fund® - Class 4	—	(43,665)	389,558	347,340
American Funds The Bond Fund of America - Class 1	—	(103)	729	2,081
American Funds Washington Mutual Investors Fund - Class 1	737	698	10,727	11,733
American Funds Washington Mutual Investors Fund - Class 4	49,084	(4,205)	763,054	790,707
ClearBridge Variable Aggressive Growth Portfolio - Class II	96,661	37,387	155,750	183,055
ClearBridge Variable Large Cap Growth Portfolio - Class II	192,861	443,378	6,677,485	6,817,904
ClearBridge Variable Mid Cap Portfolio - Class II	22,811	(9,989)	471,858	412,797
Columbia VP Commodity Strategy Fund - Class 2	—	(33,021)	(220,583)	(69,231)
Columbia VP Emerging Markets Bond Fund - Class 2	—	(32,647)	38,384	15,097
Columbia VP Strategic Income Fund - Class 2	—	(15,086)	78,175	78,992
Delaware Ivy VIP Asset Strategy Portfolio - Class II	—	(10,097)	81,861	78,382
Delaware Ivy VIP Energy Portfolio - Class II	—	20,852	(14,465)	13,751
Delaware Ivy VIP High Income Portfolio - Class II	—	(39,047)	131,766	135,364
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	222,524	(12,491)	325,691	296,271
Delaware Ivy VIP Science and Technology Portfolio - Class II	175,138	(454,345)	1,155,884	661,941
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	157,487	45,506	81,850	116,522
Delaware VIP® Emerging Markets Series - Service Class	—	(84,481)	1,495,164	1,372,768
Delaware VIP® Small Cap Value Series - Service Class	1,005,955	1,133,504	984,765	1,889,085
Delaware VIP® Small Cap Value Series - Standard Class	16,306	16,100	15,590	29,973
DWS Alternative Asset Allocation VIP Portfolio - Class A	103	(99)	(42)	558
DWS Alternative Asset Allocation VIP Portfolio - Class B	27,843	4,597	(34,495)	119,310
DWS Equity 500 Index VIP Portfolio - Class A	33,064	47,681	91,831	137,995
DWS Small Cap Index VIP Portfolio - Class A	6,069	(1,029)	39,743	37,656
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	(16,495)	74,719	260,109

Lincoln New York Account N For Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Fidelity® VIP Balanced Portfolio - Service Class 2	$605,133	$(534,083)	$71,050	$(366,624)
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	317	(80)	237	(18)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	204,763	(1,205,705)	(1,000,942)	1,731,304
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	47,456	(30,265)	17,191	(46,628)
Fidelity® VIP Growth Portfolio - Initial Class	281	(4,094)	(3,813)	14,159
Fidelity® VIP Growth Portfolio - Service Class 2	889	(348,589)	(347,700)	113,413
Fidelity® VIP Mid Cap Portfolio - Service Class 2	154,056	(615,710)	(461,654)	(81,547)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	100,121	(24,348)	75,773	(91,824)
Fidelity® VIP Technology Portfolio - Service Class 2	63	(7)	56	—
First Trust Capital Strength Hedged Equity Portfolio - Class I	108	(67)	41	1
First Trust Capital Strength Portfolio - Class I	28,938	(34,702)	(5,764)	(3,053)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	21,596	(11,007)	10,589	(11,968)
First Trust Growth Strength Portfolio - Class I	210	(1,372)	(1,162)	383
First Trust International Developed Capital Strength Portfolio - Class I	1,508	(2,185)	(677)	(738)
First Trust Multi Income Allocation Portfolio - Class I	15,694	(5,353)	10,341	(405)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	289,267	(188,647)	100,620	(390,083)
Franklin Allocation VIP Fund - Class 4	25,202	(27,508)	(2,306)	(72,117)
Franklin Income VIP Fund - Class 2	923,150	(300,173)	622,977	(153,940)
Franklin Income VIP Fund - Class 4	569,502	(171,847)	397,655	(190,490)
Franklin Multi-Asset Variable Conservative Growth - Class II	30,865	(21,128)	9,737	(9,052)
Franklin Mutual Shares VIP Fund - Class 2	187,201	(155,136)	32,065	(209,076)
Franklin Mutual Shares VIP Fund - Class 4	66,927	(53,041)	13,886	(45,835)
Franklin Rising Dividends VIP Fund - Class 4	20,744	(26,231)	(5,487)	(19,319)
Franklin Small Cap Value VIP Fund - Class 4	4,083	(10,759)	(6,676)	(47,247)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(8,156)	(8,156)	(25,857)
Goldman Sachs VIT Government Money Market Fund - Service Shares	19,227	(5,989)	13,238	—
Goldman Sachs VIT Large Cap Value Fund - Service Shares	17,730	(12,374)	5,356	(16,115)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	24,235	(4,097)	20,138	(3,779)
Guggenheim VT Long Short Equity	814	(3,197)	(2,383)	6,714
Guggenheim VT Multi-Hedge Strategies	14,981	(5,782)	9,199	(413)
Hartford Capital Appreciation HLS Fund - Class IC	2,954	(8,828)	(5,874)	(3,145)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,650	(10,579)	(7,929)	(30,266)
Invesco V.I. American Franchise Fund - Series I Shares	—	(1,780)	(1,780)	114
Invesco V.I. American Franchise Fund - Series II Shares	—	(503)	(503)	(135)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	—	(4,336)	(4,336)	(6,312)
Invesco V.I. Comstock Fund - Series II Shares	10,994	(7,239)	3,755	12,714
Invesco V.I. Core Equity Fund - Series I Shares	412	(765)	(353)	(102)
Invesco V.I. Diversified Dividend Fund - Series II Shares	26,994	(18,515)	8,479	(21,435)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	239,920	(330,211)	(90,291)	354,717
Invesco V.I. Equity and Income Fund - Series II Shares	24,699	(13,780)	10,919	(4,351)
Invesco V.I. EQV International Equity Fund - Series I Shares	17	(121)	(104)	(43)
Invesco V.I. EQV International Equity Fund - Series II Shares	—	(85,671)	(85,671)	(130,668)
Invesco V.I. Global Fund - Series II Shares	—	(1,920)	(1,920)	131
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	13,789	(14,727)	(938)	(4,147)
Janus Henderson Balanced Portfolio - Service Shares	9,820	(8,697)	1,123	19,950
Janus Henderson Enterprise Portfolio - Service Shares	357	(6,036)	(5,679)	(1,044)
Janus Henderson Global Research Portfolio - Service Shares	681	(1,203)	(522)	1,204
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	—	(1,093)	(1,093)	18,460
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	—	(1,036)	(1,036)	(8,107)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	129,450	(29,192)	100,258	(66,171)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(10,100)	(10,100)	(42,885)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	511	(815)	(304)	(157)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	141,713	(31,297)	110,416	(25,550)
LVIP American Balanced Allocation Fund - Service Class	171,921	(75,103)	96,818	(18,612)
LVIP American Balanced Allocation Fund - Standard Class	103	(28)	75	(169)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	542,766	(612,647)	(69,881)	123,274
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	71,354	(42,295)	29,059	(32,863)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Balanced Portfolio - Service Class 2	$1,305,565	$938,941	$5,710,878	$6,720,869
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	264	246	(424)	59
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,878,715	4,610,019	17,251,388	20,860,465
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	—	(46,628)	242,631	213,194
Fidelity® VIP Growth Portfolio - Initial Class	10,640	24,799	59,473	80,459
Fidelity® VIP Growth Portfolio - Service Class 2	1,246,767	1,360,180	6,172,237	7,184,717
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,147,596	1,066,049	4,359,087	4,963,482
Fidelity® VIP Strategic Income Portfolio - Service Class 2	—	(91,824)	206,501	190,450
Fidelity® VIP Technology Portfolio - Service Class 2	169	169	2,852	3,077
First Trust Capital Strength Hedged Equity Portfolio - Class I	—	1	(34)	8
First Trust Capital Strength Portfolio - Class I	—	(3,053)	228,666	219,849
First Trust Dorsey Wright Tactical Core Portfolio - Class I	—	(11,968)	104,027	102,648
First Trust Growth Strength Portfolio - Class I	2,269	2,652	32,491	33,981
First Trust International Developed Capital Strength Portfolio - Class I	—	(738)	33,913	32,498
First Trust Multi Income Allocation Portfolio - Class I	13,989	13,584	9,352	33,277
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	241,204	(148,879)	1,099,514	1,051,255
Franklin Allocation VIP Fund - Class 4	31,284	(40,833)	283,641	240,502
Franklin Income VIP Fund - Class 2	1,119,153	965,213	(371,988)	1,216,202
Franklin Income VIP Fund - Class 4	701,698	511,208	(55,616)	853,247
Franklin Multi-Asset Variable Conservative Growth - Class II	—	(9,052)	169,840	170,525
Franklin Mutual Shares VIP Fund - Class 2	861,632	652,556	465,398	1,150,019
Franklin Mutual Shares VIP Fund - Class 4	325,571	279,736	135,026	428,648
Franklin Rising Dividends VIP Fund - Class 4	256,429	237,110	22,174	253,797
Franklin Small Cap Value VIP Fund - Class 4	51,627	4,380	128,718	126,422
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(25,857)	211,987	177,974
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	—	—	13,238
Goldman Sachs VIT Large Cap Value Fund - Service Shares	104,793	88,678	37,732	131,766
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(3,779)	7,489	23,848
Guggenheim VT Long Short Equity	—	6,714	31,754	36,085
Guggenheim VT Multi-Hedge Strategies	—	(413)	7,132	15,918
Hartford Capital Appreciation HLS Fund - Class IC	13,660	10,515	125,528	130,169
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	—	(30,266)	194,992	156,797
Invesco V.I. American Franchise Fund - Series I Shares	2,383	2,497	33,247	33,964
Invesco V.I. American Franchise Fund - Series II Shares	742	607	9,323	9,427
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	—	(6,312)	26,706	16,058
Invesco V.I. Comstock Fund - Series II Shares	79,174	91,888	(11,190)	84,453
Invesco V.I. Core Equity Fund - Series I Shares	1,329	1,227	9,658	10,532
Invesco V.I. Diversified Dividend Fund - Series II Shares	128,216	106,781	2,191	117,451
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	1,542,075	1,896,792	697,351	2,503,852
Invesco V.I. Equity and Income Fund - Series II Shares	74,986	70,635	40,468	122,022
Invesco V.I. EQV International Equity Fund - Series I Shares	6	(37)	1,447	1,306
Invesco V.I. EQV International Equity Fund - Series II Shares	4,667	(126,001)	1,114,593	902,921
Invesco V.I. Global Fund - Series II Shares	26,990	27,121	41,312	66,513
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	—	(4,147)	235,164	230,079
Janus Henderson Balanced Portfolio - Service Shares	—	19,950	46,354	67,427
Janus Henderson Enterprise Portfolio - Service Shares	27,002	25,958	28,765	49,044
Janus Henderson Global Research Portfolio - Service Shares	634	1,838	22,101	23,417
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	—	18,460	(2,485)	14,882
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	—	(8,107)	16,927	7,784
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	—	(66,171)	101,981	136,068
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(42,885)	118,733	65,748
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	2,583	2,426	8,967	11,089
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	—	(25,550)	34,923	119,789
LVIP American Balanced Allocation Fund - Service Class	1,389,829	1,371,217	(750,424)	717,611
LVIP American Balanced Allocation Fund - Standard Class	837	668	(228)	515
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	2,893,050	3,016,324	134,541	3,080,984
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	298,753	265,890	(25,569)	269,380

Lincoln New York Account N For Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	$138,363	$(84,623)	$53,740	$(40,694)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	5,330	(1,273)	4,057	78
LVIP American Global Growth Fund - Service Class II	84,041	(247,475)	(163,434)	47,962
LVIP American Global Small Capitalization Fund - Service Class II	—	(36,358)	(36,358)	(125,717)
LVIP American Growth Allocation Fund - Service Class	72,317	(36,012)	36,305	(45,150)
LVIP American Growth Fund - Service Class II	6,559	(1,219,967)	(1,213,408)	644,929
LVIP American Growth-Income Fund - Service Class II	634,873	(951,221)	(316,348)	907,101
LVIP American International Fund - Service Class II	133,091	(235,918)	(102,827)	(155,789)
LVIP American Preservation Fund - Service Class	30,504	(13,043)	17,461	(23,004)
LVIP Baron Growth Opportunities Fund - Service Class	—	(338,849)	(338,849)	442,498
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2,655,567	(1,658,389)	997,178	442,910
LVIP BlackRock Global Allocation Fund - Service Class	1,129,808	(736,044)	393,764	(171,848)
LVIP BlackRock Global Allocation Fund - Standard Class	634	(158)	476	(185)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	1,470,864	(1,015,010)	455,854	(225,626)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	511,319	(452,518)	58,801	(184,129)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	1,292,194	(947,811)	344,383	(1,224,058)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,340	(894)	2,446	(656)
LVIP BlackRock Real Estate Fund - Service Class	128,016	(73,736)	54,280	(200,475)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	789,912	(745,705)	44,207	(178,167)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	140,028	(1,308,931)	(1,168,903)	410,870
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	287	(1,495)	(1,208)	647
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	22,213	(842,108)	(819,895)	574,237
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	17	(39)	(22)	98
LVIP Channing Small Cap Value Fund - Service Class	1,150	(1,164)	(14)	(9,657)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	240,294	(532,304)	(292,010)	923,192
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	60	(36)	24	116
LVIP Delaware Bond Fund - Service Class	6,116,722	(3,134,149)	2,982,573	(3,271,547)
LVIP Delaware Bond Fund - Standard Class	74,987	(40,731)	34,256	(58,597)
LVIP Delaware Diversified Floating Rate Fund - Service Class	2,462,881	(797,158)	1,665,723	(72,686)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	7,587	(933)	6,654	(12)
LVIP Delaware Diversified Income Fund - Service Class	3,439,634	(1,421,716)	2,017,918	(2,100,360)
LVIP Delaware Diversified Income Fund - Standard Class	7,718	(1,595)	6,123	(920)
LVIP Delaware High Yield Fund - Service Class	234,699	(68,289)	166,410	(141,434)
LVIP Delaware High Yield Fund - Standard Class	7,985	(1,909)	6,076	(4,326)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	1,177,500	(568,103)	609,397	(283,330)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	726	(128)	598	(6)
LVIP Delaware Mid Cap Value Fund - Service Class	115,508	(132,305)	(16,797)	134,678
LVIP Delaware SMID Cap Core Fund - Service Class	81,670	(126,945)	(45,275)	(38,243)
LVIP Delaware SMID Cap Core Fund - Standard Class	2,926	(3,618)	(692)	1,029
LVIP Delaware Social Awareness Fund - Service Class	31,090	(71,977)	(40,887)	78,866
LVIP Delaware Social Awareness Fund - Standard Class	2,032	(3,259)	(1,227)	8,805
LVIP Delaware U.S. Growth Fund - Service Class	—	(141,670)	(141,670)	(346,069)
LVIP Delaware U.S. REIT Fund - Service Class	250,776	(123,893)	126,883	(53,339)
LVIP Delaware U.S. REIT Fund - Standard Class	10,347	(4,841)	5,506	(8,275)
LVIP Delaware Value Fund - Service Class	157,282	(173,331)	(16,049)	(153,749)
LVIP Delaware Value Fund - Standard Class	839	(688)	151	(318)
LVIP Delaware Wealth Builder Fund - Service Class	52,242	(30,806)	21,436	(41,713)
LVIP Delaware Wealth Builder Fund - Standard Class	3,115	(1,671)	1,444	(1,883)
LVIP Dimensional International Core Equity Fund - Service Class	253,934	(134,628)	119,306	44,602
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,262,927	(579,991)	682,936	184,632
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	172,594	(242,323)	(69,729)	211,723
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	84	(40)	44	120
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	142,358	(200,502)	(58,144)	249,350
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	581,730	(964,058)	(382,328)	2,142,599

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	$1,119,079	$1,078,385	$(448,471)	$683,654
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	36,761	36,839	(16,245)	24,651
LVIP American Global Growth Fund - Service Class II	1,575,873	1,623,835	1,513,764	2,974,165
LVIP American Global Small Capitalization Fund - Service Class II	655,752	530,035	(173,263)	320,414
LVIP American Growth Allocation Fund - Service Class	719,736	674,586	(348,410)	362,481
LVIP American Growth Fund - Service Class II	9,546,163	10,191,092	15,831,825	24,809,509
LVIP American Growth-Income Fund - Service Class II	4,904,757	5,811,858	8,050,678	13,546,188
LVIP American International Fund - Service Class II	1,804,205	1,648,416	251,077	1,796,666
LVIP American Preservation Fund - Service Class	—	(23,004)	28,961	23,418
LVIP Baron Growth Opportunities Fund - Service Class	357,472	799,970	2,694,353	3,155,474
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	8,251,444	8,694,354	(1,636,414)	8,055,118
LVIP BlackRock Global Allocation Fund - Service Class	—	(171,848)	4,733,232	4,955,148
LVIP BlackRock Global Allocation Fund - Standard Class	—	(185)	2,624	2,915
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	—	(225,626)	5,573,499	5,803,727
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	—	(184,129)	2,715,245	2,589,917
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(1,224,058)	2,775,850	1,896,175
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(656)	4,119	5,909
LVIP BlackRock Real Estate Fund - Service Class	—	(200,475)	654,345	508,150
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	—	(178,167)	5,126,735	4,992,775
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	410,870	24,862,064	24,104,031
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	647	20,787	20,226
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	384,608	958,845	8,098,872	8,237,822
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	40	138	868	984
LVIP Channing Small Cap Value Fund - Service Class	—	(9,657)	13,722	4,051
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	1,692,760	2,615,952	4,184,248	6,508,190
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	275	391	696	1,111
LVIP Delaware Bond Fund - Service Class	—	(3,271,547)	8,641,858	8,352,884
LVIP Delaware Bond Fund - Standard Class	—	(58,597)	113,547	89,206
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(72,686)	217,876	1,810,913
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(12)	224	6,866
LVIP Delaware Diversified Income Fund - Service Class	—	(2,100,360)	3,940,306	3,857,864
LVIP Delaware Diversified Income Fund - Standard Class	—	(920)	4,712	9,915
LVIP Delaware High Yield Fund - Service Class	—	(141,434)	377,074	402,050
LVIP Delaware High Yield Fund - Standard Class	—	(4,326)	11,170	12,920
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	(283,330)	776,119	1,102,186
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	(6)	243	835
LVIP Delaware Mid Cap Value Fund - Service Class	739,339	874,017	(36,967)	820,253
LVIP Delaware SMID Cap Core Fund - Service Class	485,580	447,337	793,455	1,195,517
LVIP Delaware SMID Cap Core Fund - Standard Class	13,155	14,184	23,793	37,285
LVIP Delaware Social Awareness Fund - Service Class	337,549	416,415	775,845	1,151,373
LVIP Delaware Social Awareness Fund - Standard Class	14,810	23,615	30,960	53,348
LVIP Delaware U.S. Growth Fund - Service Class	—	(346,069)	4,251,039	3,763,300
LVIP Delaware U.S. REIT Fund - Service Class	—	(53,339)	764,760	838,304
LVIP Delaware U.S. REIT Fund - Standard Class	—	(8,275)	30,296	27,527
LVIP Delaware Value Fund - Service Class	514,221	360,472	(184,499)	159,924
LVIP Delaware Value Fund - Standard Class	2,233	1,915	(1,065)	1,001
LVIP Delaware Wealth Builder Fund - Service Class	—	(41,713)	172,380	152,103
LVIP Delaware Wealth Builder Fund - Standard Class	—	(1,883)	9,372	8,933
LVIP Dimensional International Core Equity Fund - Service Class	—	44,602	1,007,845	1,171,753
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	—	184,632	4,455,535	5,323,103
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	782,440	994,163	2,058,896	2,983,330
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	284	404	786	1,234
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	413,413	662,763	1,820,259	2,424,878
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	6,958,941	9,101,540	2,546,113	11,265,325

Lincoln New York Account N For Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	$253,976	$(595,887)	$(341,911)	$421,516
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	57	(36)	21	63
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	786,749	(892,084)	(105,335)	1,428,756
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	163,599	(89,094)	74,505	(154,732)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,011	(401)	1,610	(898)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	256,483	(101,356)	155,127	(72,729)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	196,036	(221,682)	(25,646)	(234,200)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	4,872	(1,875)	2,997	(423)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	158,544	(175,847)	(17,303)	(518,109)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	530	(306)	224	(245)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	176,401	(129,528)	46,873	(104,793)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	970,107	(941,016)	29,091	(2,022,749)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,661	(2,306)	355	(2,653)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	4,011,104	(3,961,420)	49,684	(4,702,272)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,824,960	(3,600,841)	224,119	(4,346,380)
LVIP Government Money Market Fund - Service Class	1,684,291	(538,594)	1,145,697	(4)
LVIP Government Money Market Fund - Standard Class	26,579	(9,092)	17,487	—
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	626,188	(536,131)	90,057	456,384
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	121	(36)	85	46
LVIP JPMorgan Core Bond Fund - Service Class	544,914	(239,039)	305,875	(320,812)
LVIP JPMorgan High Yield Fund - Service Class	525,886	(173,283)	352,603	(224,769)
LVIP JPMorgan Mid Cap Value Fund - Service Class	879	(347)	532	(2,937)
LVIP JPMorgan Retirement Income Fund - Service Class	150,851	(63,767)	87,084	(39,769)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	496,453	(599,611)	(103,158)	530,199
LVIP JPMorgan Small Cap Core Fund - Service Class	1,391	(552)	839	(1,165)
LVIP JPMorgan U.S. Equity Fund - Service Class	6,913	(5,331)	1,582	(10,504)
LVIP Loomis Sayles Global Growth Fund - Service Class	139	(565)	(426)	(137)
LVIP MFS International Equity Managed Volatility Fund - Service Class	780,418	(688,696)	91,722	614,933
LVIP MFS International Growth Fund - Service Class	218,753	(177,952)	40,801	160,273
LVIP MFS Value Fund - Service Class	583,105	(515,825)	67,280	608,885
LVIP Mondrian Global Income Fund - Service Class	—	(360,773)	(360,773)	(549,127)
LVIP Mondrian International Value Fund - Service Class	298,890	(148,861)	150,029	(28,334)
LVIP Mondrian International Value Fund - Standard Class	18,352	(9,607)	8,745	(3,876)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	45,314	(72,374)	(27,060)	97,153
LVIP PIMCO Low Duration Bond Fund - Service Class	1,459,280	(681,961)	777,319	(602,731)
LVIP PIMCO Low Duration Bond Fund - Standard Class	218	(40)	178	(61)
LVIP SSGA Bond Index Fund - Service Class	1,158,092	(731,575)	426,517	(985,879)
LVIP SSGA Bond Index Fund - Standard Class	1,934	(1,132)	802	(1,248)
LVIP SSGA Conservative Index Allocation Fund - Service Class	228,453	(162,851)	65,602	(27,900)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	36,679	(12,612)	24,067	(22,970)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	1,017,289	(722,174)	295,115	(552,033)
LVIP SSGA International Index Fund - Service Class	352,551	(199,095)	153,456	189,685
LVIP SSGA International Managed Volatility Fund - Service Class	499,293	(298,656)	200,637	113,660
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	678,926	(895,174)	(216,248)	957,803
LVIP SSGA Mid-Cap Index Fund - Service Class	161,318	(185,209)	(23,891)	(90,728)
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,088	(495)	593	(99)
LVIP SSGA Moderate Index Allocation Fund - Service Class	728,260	(566,376)	161,884	137,742
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	322,709	(256,679)	66,030	179,191
LVIP SSGA Nasdaq-100 Index Fund - Service Class	17,647	(55,567)	(37,920)	86,471
LVIP SSGA S&P 500 Index Fund - Service Class	1,902,156	(1,977,659)	(75,503)	3,199,220
LVIP SSGA S&P 500 Index Fund - Standard Class	17,716	(20,376)	(2,660)	48,589
LVIP SSGA Short-Term Bond Index Fund - Service Class	451,876	(218,244)	233,632	(100,324)
LVIP SSGA Small-Cap Index Fund - Service Class	312,524	(448,739)	(136,215)	(257,881)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	$1,890,270	$2,311,786	$5,773,119	$7,742,994
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	278	341	866	1,228
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2,587,395	4,016,151	4,466,658	8,377,474
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	—	(154,732)	516,584	436,357
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(898)	4,792	5,504
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	—	(72,729)	932,131	1,014,529
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,602,173	1,367,973	800,535	2,142,862
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	31,427	31,004	11,384	45,385
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	602,537	84,428	1,427,992	1,495,117
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,687	1,442	2,883	4,549
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	—	(104,793)	1,307,495	1,249,575
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,622,355	(400,394)	4,709,866	4,338,563
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,796	1,143	8,744	10,242
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(4,702,272)	31,651,138	26,998,550
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	—	(4,346,380)	26,162,598	22,040,337
LVIP Government Money Market Fund - Service Class	—	(4)	4	1,145,697
LVIP Government Money Market Fund - Standard Class	—	—	—	17,487
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	1,675,450	2,131,834	1,227,563	3,449,454
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	260	306	239	630
LVIP JPMorgan Core Bond Fund - Service Class	—	(320,812)	692,580	677,643
LVIP JPMorgan High Yield Fund - Service Class	—	(224,769)	950,511	1,078,345
LVIP JPMorgan Mid Cap Value Fund - Service Class	—	(2,937)	4,263	1,858
LVIP JPMorgan Retirement Income Fund - Service Class	—	(39,769)	360,277	407,592
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	2,830,942	3,361,141	562,671	3,820,654
LVIP JPMorgan Small Cap Core Fund - Service Class	—	(1,165)	19,674	19,348
LVIP JPMorgan U.S. Equity Fund - Service Class	4,942	(5,562)	80,649	76,669
LVIP Loomis Sayles Global Growth Fund - Service Class	3,160	3,023	32,276	34,873
LVIP MFS International Equity Managed Volatility Fund - Service Class	2,710,597	3,325,530	1,800,219	5,217,471
LVIP MFS International Growth Fund - Service Class	400,068	560,341	837,667	1,438,809
LVIP MFS Value Fund - Service Class	2,325,441	2,934,326	(642,790)	2,358,816
LVIP Mondrian Global Income Fund - Service Class	—	(549,127)	1,368,643	458,743
LVIP Mondrian International Value Fund - Service Class	—	(28,334)	1,493,532	1,615,227
LVIP Mondrian International Value Fund - Standard Class	—	(3,876)	98,805	103,674
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	153,586	250,739	787,373	1,011,052
LVIP PIMCO Low Duration Bond Fund - Service Class	—	(602,731)	1,196,435	1,371,023
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(61)	130	247
LVIP SSGA Bond Index Fund - Service Class	—	(985,879)	2,072,993	1,513,631
LVIP SSGA Bond Index Fund - Standard Class	—	(1,248)	2,820	2,374
LVIP SSGA Conservative Index Allocation Fund - Service Class	151,367	123,467	669,578	858,647
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	—	(22,970)	75,467	76,564
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	—	(552,033)	5,316,969	5,060,051
LVIP SSGA International Index Fund - Service Class	—	189,685	1,422,091	1,765,232
LVIP SSGA International Managed Volatility Fund - Service Class	—	113,660	2,501,117	2,815,414
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	8,803,711	9,761,514	2,558,894	12,104,160
LVIP SSGA Mid-Cap Index Fund - Service Class	790,762	700,034	1,151,303	1,827,446
LVIP SSGA Mid-Cap Index Fund - Standard Class	4,517	4,418	6,030	11,041
LVIP SSGA Moderate Index Allocation Fund - Service Class	862,305	1,000,047	2,680,902	3,842,833
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	463,694	642,885	1,278,351	1,987,266
LVIP SSGA Nasdaq-100 Index Fund - Service Class	—	86,471	1,368,059	1,416,610
LVIP SSGA S&P 500 Index Fund - Service Class	3,946,644	7,145,864	24,959,015	32,029,376
LVIP SSGA S&P 500 Index Fund - Standard Class	33,117	81,706	184,536	263,582
LVIP SSGA Short-Term Bond Index Fund - Service Class	—	(100,324)	399,269	532,577
LVIP SSGA Small-Cap Index Fund - Service Class	325,149	67,268	4,265,953	4,197,006

Lincoln New York Account N For Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Small-Cap Index Fund - Standard Class	$868	$(433)	$435	$(143)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	464,959	(733,031)	(268,072)	(433,837)
LVIP Structured Conservative Allocation Fund - Service Class	182,853	(120,477)	62,376	(72,928)
LVIP Structured Moderate Allocation Fund - Service Class	933,020	(650,921)	282,099	(140,086)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	506,779	(358,289)	148,490	(12,297)
LVIP T. Rowe Price 2020 Fund - Service Class	2,515	(2,109)	406	(6,416)
LVIP T. Rowe Price 2030 Fund - Service Class	967	(1,019)	(52)	330
LVIP T. Rowe Price 2040 Fund - Service Class	523	(492)	31	(28)
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(297,731)	(297,731)	110,800
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(327,060)	(327,060)	(465,408)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	41	(2,085)	(2,044)	(84)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	191,935	(229,796)	(37,861)	(172,166)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	803,631	(834,531)	(30,900)	(54,917)
LVIP Vanguard Bond Allocation Fund - Service Class	2,204,268	(1,067,331)	1,136,937	(1,192,898)
LVIP Vanguard Bond Allocation Fund - Standard Class	186	(36)	150	(50)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	282,900	(395,055)	(112,155)	1,036,041
LVIP Vanguard International Equity ETF Fund - Service Class	489,924	(256,932)	232,992	(980)
LVIP Wellington Capital Growth Fund - Service Class	—	(152,793)	(152,793)	(220,274)
LVIP Wellington SMID Cap Value Fund - Service Class	65,219	(123,620)	(58,401)	45,996
LVIP Western Asset Core Bond Fund - Service Class	3,485,424	(472,551)	3,012,873	(577,905)
MFS® VIT Growth Series - Initial Class	—	(1,154)	(1,154)	186
MFS® VIT Growth Series - Service Class	—	(214,599)	(214,599)	(254,117)
MFS® VIT Total Return Series - Initial Class	3,234	(2,194)	1,040	(959)
MFS® VIT Total Return Series - Service Class	165,108	(131,484)	33,624	(113,976)
MFS® VIT Utilities Series - Initial Class	5,334	(2,090)	3,244	247
MFS® VIT Utilities Series - Service Class	312,344	(145,953)	166,391	99,697
MFS® VIT II Core Equity Portfolio - Service Class	54	(287)	(233)	278
MFS® VIT II International Intrinsic Value Portfolio - Service Class	8,865	(21,407)	(12,542)	26,225
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	12,389	(6,376)	6,013	(12,791)
Morgan Stanley VIF Growth Portfolio - Class II	—	(306)	(306)	(5,174)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,065	(21,498)	(8,433)	26,404
PIMCO VIT All Asset Portfolio - Advisor Class	6,071	(2,534)	3,537	(2,247)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	636,366	(58,917)	577,449	(210,250)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	13,953	(4,895)	9,058	(7,314)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	7,285	(1,601)	5,684	(15,446)
Putnam VT George Putnam Balanced Fund - Class IB	102,355	(118,395)	(16,040)	(75,664)
Putnam VT Global Health Care Fund - Class IB	5,811	(18,473)	(12,662)	(26,058)
Putnam VT Income Fund - Class IB	27,294	(4,140)	23,154	(6,324)
Putnam VT Large Cap Value Fund - Class IB	228,480	(153,463)	75,017	5,161
Putnam VT Multi-Asset Absolute Return Fund - Class IB	12,373	(1,003)	11,370	(32,323)
Templeton Foreign VIP Fund - Class 4	5,542	(1,275)	4,267	399
Templeton Global Bond VIP Fund - Class 2	—	(64,881)	(64,881)	(197,310)
Templeton Global Bond VIP Fund - Class 4	—	(19,688)	(19,688)	(63,426)
Templeton Growth VIP Fund - Class 2	38,088	(19,428)	18,660	(13,293)
VanEck VIP Global Resources Fund - Class S Shares	17,400	(8,857)	8,543	5,702
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	42,245	(4,494)	37,751	(1,846)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Small-Cap Index Fund - Standard Class	$736	$593	$9,002	$10,030
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	—	(433,837)	6,443,654	5,741,745
LVIP Structured Conservative Allocation Fund - Service Class	86,910	13,982	553,816	630,174
LVIP Structured Moderate Allocation Fund - Service Class	870,016	729,930	3,221,186	4,233,215
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	485,593	473,296	1,912,722	2,534,508
LVIP T. Rowe Price 2020 Fund - Service Class	4,419	(1,997)	14,928	13,337
LVIP T. Rowe Price 2030 Fund - Service Class	2,315	2,645	4,286	6,879
LVIP T. Rowe Price 2040 Fund - Service Class	1,386	1,358	4,224	5,613
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	110,800	7,380,447	7,193,516
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(465,408)	4,558,554	3,766,086
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(84)	24,056	21,928
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	—	(172,166)	2,236,245	2,026,218
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	—	(54,917)	7,346,900	7,261,083
LVIP Vanguard Bond Allocation Fund - Service Class	—	(1,192,898)	3,000,053	2,944,092
LVIP Vanguard Bond Allocation Fund - Standard Class	—	(50)	189	289
LVIP Vanguard Domestic Equity ETF Fund - Service Class	162,865	1,198,906	4,278,742	5,365,493
LVIP Vanguard International Equity ETF Fund - Service Class	—	(980)	1,975,817	2,207,829
LVIP Wellington Capital Growth Fund - Service Class	185,651	(34,623)	3,583,689	3,396,273
LVIP Wellington SMID Cap Value Fund - Service Class	1,102,043	1,148,039	100,293	1,189,931
LVIP Western Asset Core Bond Fund - Service Class	—	(577,905)	(987,458)	1,447,510
MFS® VIT Growth Series - Initial Class	6,402	6,588	18,467	23,901
MFS® VIT Growth Series - Service Class	1,217,504	963,387	3,408,343	4,157,131
MFS® VIT Total Return Series - Initial Class	6,736	5,777	6,553	13,370
MFS® VIT Total Return Series - Service Class	394,076	280,100	435,671	749,395
MFS® VIT Utilities Series - Initial Class	8,254	8,501	(17,454)	(5,709)
MFS® VIT Utilities Series - Service Class	523,912	623,609	(1,173,825)	(383,825)
MFS® VIT II Core Equity Portfolio - Service Class	822	1,100	2,029	2,896
MFS® VIT II International Intrinsic Value Portfolio - Service Class	141,926	168,151	118,256	273,865
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	76,958	64,167	(53,929)	16,251
Morgan Stanley VIF Growth Portfolio - Class II	—	(5,174)	22,313	16,833
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	65,936	92,340	34,414	118,321
PIMCO VIT All Asset Portfolio - Advisor Class	—	(2,247)	12,332	13,622
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(210,250)	(754,297)	(387,098)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	—	(7,314)	19,628	21,372
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(15,446)	21,782	12,020
Putnam VT George Putnam Balanced Fund - Class IB	—	(75,664)	1,442,485	1,350,781
Putnam VT Global Health Care Fund - Class IB	153,736	127,678	19,740	134,756
Putnam VT Income Fund - Class IB	—	(6,324)	1,886	18,716
Putnam VT Large Cap Value Fund - Class IB	640,467	645,628	829,407	1,550,052
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(32,323)	23,626	2,673
Templeton Foreign VIP Fund - Class 4	—	399	30,218	34,884
Templeton Global Bond VIP Fund - Class 2	—	(197,310)	300,518	38,327
Templeton Global Bond VIP Fund - Class 4	—	(63,426)	104,355	21,241
Templeton Growth VIP Fund - Class 2	—	(13,293)	196,046	201,413
VanEck VIP Global Resources Fund - Class S Shares	—	5,702	(54,197)	(39,952)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	—	(1,846)	13,940	49,845

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2022 and 2023

	AB VPS Discovery Value Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class B Subaccount	ALPS Global Opportunity Portfolio - Class III Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class III Subaccount	American Century VP Balanced Fund - Class II Subaccount	American Century VP Large Company Value Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$13,307,885	$522,623	$3,559,563	$535,419	$610,458	$13,322,295	$15,253
Changes From Operations:
• Net investment income (loss)	(86,295)	(4,719)	(42,560)	52,249	37,849	(56,891)	184
• Net realized gain (loss) on investments	1,655,048	58,034	320,739	37,736	7,354	1,488,028	1,419
• Net change in unrealized appreciation or depreciation on investments	(3,886,833)	(191,003)	(1,288,334)	(253,332)	37,820	(3,843,145)	(1,816)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,318,080)	(137,688)	(1,010,155)	(163,347)	83,023	(2,412,008)	(213)
Change From Unit Transactions:
• Net unit transactions	(501,615)	(206,914)	4,354	47,352	407,697	(927,387)	(3,845)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(501,615)	(206,914)	4,354	47,352	407,697	(927,387)	(3,845)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,819,695)	(344,602)	(1,005,801)	(115,995)	490,720	(3,339,395)	(4,058)
NET ASSETS AT DECEMBER 31, 2022	10,488,190	178,021	2,553,762	419,424	1,101,178	9,982,900	11,195
Changes From Operations:
• Net investment income (loss)	(82,644)	(3,276)	(39,327)	(5,110)	26,136	32,086	176
• Net realized gain (loss) on investments	705,070	13,155	143,813	(6,468)	34,442	(146,489)	803
• Net change in unrealized appreciation or depreciation on investments	903,240	45,354	238,665	126,403	87,506	1,621,209	(791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,525,666	55,233	343,151	114,825	148,084	1,506,806	188
Change From Unit Transactions:
• Net unit transactions	(720,777)	(28,427)	(177,861)	1,452	(91,910)	962,810	(3,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(720,777)	(28,427)	(177,861)	1,452	(91,910)	962,810	(3,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	804,889	26,806	165,290	116,277	56,174	2,469,616	(3,761)
NET ASSETS AT DECEMBER 31, 2023	$11,293,079	$204,827	$2,719,052	$535,701	$1,157,352	$12,452,516	$7,434

See accompanying notes.

	American Century VP Large Company Value Fund - Class II Subaccount	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 1 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Capital World Bond Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$5,251,732	$7,024	$16,947,189	$14,391	$2,175,529	$6,151
Changes From Operations:
• Net investment income (loss)	27,906	88	84,262	259	29,342	(20)
• Net realized gain (loss) on investments	415,337	673	1,642,228	374	20,912	1
• Net change in unrealized appreciation or depreciation on investments	(527,211)	(1,696)	(4,266,138)	(1,685)	(246,191)	(1,120)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,968)	(935)	(2,539,648)	(1,052)	(195,937)	(1,139)
Change From Unit Transactions:
• Net unit transactions	2,990,132	(377)	1,479,511	(3,480)	195,877	321
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,990,132	(377)	1,479,511	(3,480)	195,877	321
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,906,164	(1,312)	(1,060,137)	(4,532)	(60)	(818)
NET ASSETS AT DECEMBER 31, 2022	8,157,896	5,712	15,887,052	9,859	2,175,469	5,333
Changes From Operations:
• Net investment income (loss)	71,445	112	147,831	188	44,591	(36)
• Net realized gain (loss) on investments	264,326	233	567,280	329	6,513	(70)
• Net change in unrealized appreciation or depreciation on investments	(137,746)	449	1,326,142	95	161,386	424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,025	794	2,041,253	612	212,490	318
Change From Unit Transactions:
• Net unit transactions	(188,920)	80	923,592	(3,584)	812,206	316
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(188,920)	80	923,592	(3,584)	812,206	316
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,105	874	2,964,845	(2,972)	1,024,696	634
NET ASSETS AT DECEMBER 31, 2023	$8,167,001	$6,586	$18,851,897	$6,887	$3,200,165	$5,967

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Capital World Growth and Income Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$66,839	$12,126,577	$6,684,150	$77,681	$8,132,210	$906,053	$13,934
Changes From Operations:
• Net investment income (loss)	1,356	(100,349)	(38,456)	(391)	(93,256)	(8,578)	(4)
• Net realized gain (loss) on investments	13,769	1,162,348	620,464	19,568	2,030,207	238,536	1,963
• Net change in unrealized appreciation or depreciation on investments	(27,165)	(4,214,974)	(2,393,150)	(42,530)	(4,445,306)	(517,885)	(6,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,040)	(3,152,975)	(1,811,142)	(23,353)	(2,508,355)	(287,927)	(4,285)
Change From Unit Transactions:
• Net unit transactions	13,243	(598,410)	1,190,874	3,000	(135,556)	98,183	1,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,243	(598,410)	1,190,874	3,000	(135,556)	98,183	1,324
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,203	(3,751,385)	(620,268)	(20,353)	(2,643,911)	(189,744)	(2,961)
NET ASSETS AT DECEMBER 31, 2022	68,042	8,375,192	6,063,882	57,328	5,488,299	716,309	10,973
Changes From Operations:
• Net investment income (loss)	1,125	(73,963)	(27,221)	(98)	(69,644)	(8,886)	(7)
• Net realized gain (loss) on investments	(391)	800,858	505,226	620	(108,617)	(44,270)	777
• Net change in unrealized appreciation or depreciation on investments	13,403	908,032	784,235	8,480	946,407	183,443	3,277
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,137	1,634,927	1,262,240	9,002	768,146	130,287	4,047
Change From Unit Transactions:
• Net unit transactions	(241)	(980,524)	(80,932)	—	(494,648)	145,971	(1,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(241)	(980,524)	(80,932)	—	(494,648)	145,971	(1,638)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,896	654,403	1,181,308	9,002	273,498	276,258	2,409
NET ASSETS AT DECEMBER 31, 2023	$81,938	$9,029,595	$7,245,190	$66,330	$5,761,797	$992,567	$13,382

See accompanying notes.

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 4 Subaccount	American Funds International Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$66,337,194	$15,528,244	$250,044	$60,141,179	$7,941,692	$97,225
Changes From Operations:
• Net investment income (loss)	(682,973)	(143,512)	1,738	(204,264)	618	794
• Net realized gain (loss) on investments	8,503,129	1,900,035	21,782	6,371,392	800,069	9,979
• Net change in unrealized appreciation or depreciation on investments	(27,794,736)	(7,141,263)	(66,030)	(16,596,709)	(2,247,412)	(31,767)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,974,580)	(5,384,740)	(42,510)	(10,429,581)	(1,446,725)	(20,994)
Change From Unit Transactions:
• Net unit transactions	(4,471,214)	2,931,213	6,956	(6,278,448)	1,090,143	5,641
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,471,214)	2,931,213	6,956	(6,278,448)	1,090,143	5,641
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,445,794)	(2,453,527)	(35,554)	(16,708,029)	(356,582)	(15,353)
NET ASSETS AT DECEMBER 31, 2022	41,891,400	13,074,717	214,490	43,433,150	7,585,110	81,872
Changes From Operations:
• Net investment income (loss)	(621,329)	(157,492)	2,056	(136,317)	8,127	416
• Net realized gain (loss) on investments	3,575,727	768,779	12,700	3,407,170	477,741	(1,956)
• Net change in unrealized appreciation or depreciation on investments	11,390,805	4,366,367	39,408	6,641,209	1,372,399	13,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,345,203	4,977,654	54,164	9,912,062	1,858,267	11,955
Change From Unit Transactions:
• Net unit transactions	(5,467,700)	1,900,032	(4,525)	(4,645,058)	89,172	(5,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,467,700)	1,900,032	(4,525)	(4,645,058)	89,172	(5,468)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,877,503	6,877,686	49,639	5,267,004	1,947,439	6,487
NET ASSETS AT DECEMBER 31, 2023	$50,768,903	$19,952,403	$264,129	$48,700,154	$9,532,549	$88,359

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 1 Subaccount	American Funds Mortgage Fund - Class 4 Subaccount	American Funds New World Fund® - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$17,098,918	$4,172,645	$181,319	$18,051,433	$106,098	$613,286	$67,226
Changes From Operations:
• Net investment income (loss)	8,004	15,728	3,713	112,125	848	5,144	443
• Net realized gain (loss) on investments	1,694,067	495,271	71,926	587,338	(63)	(28,154)	5,192
• Net change in unrealized appreciation or depreciation on investments	(5,473,644)	(1,452,978)	(103,821)	(3,392,367)	(11,909)	(51,148)	(20,996)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,771,573)	(941,979)	(28,182)	(2,692,904)	(11,124)	(74,158)	(15,361)
Change From Unit Transactions:
• Net unit transactions	(773,211)	380,934	7,201	(1,371,772)	4,199	(60,397)	4,784
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(773,211)	380,934	7,201	(1,371,772)	4,199	(60,397)	4,784
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,544,784)	(561,045)	(20,981)	(4,064,676)	(6,925)	(134,555)	(10,577)
NET ASSETS AT DECEMBER 31, 2022	12,554,134	3,611,600	160,338	13,986,757	99,173	478,731	56,649
Changes From Operations:
• Net investment income (loss)	(45,341)	(2,287)	3,575	53,639	3,357	7,542	535
• Net realized gain (loss) on investments	(242,132)	(85,631)	(533)	1,334,813	(99)	(36,549)	54
• Net change in unrealized appreciation or depreciation on investments	1,972,852	600,129	21,535	(302,049)	71	33,288	8,033
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,685,379	512,211	24,577	1,086,403	3,329	4,281	8,622
Change From Unit Transactions:
• Net unit transactions	(1,403,986)	(48,579)	—	(2,383,590)	—	(185,904)	(666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,403,986)	(48,579)	—	(2,383,590)	—	(185,904)	(666)
TOTAL INCREASE (DECREASE) IN NET ASSETS	281,393	463,632	24,577	(1,297,187)	3,329	(181,623)	7,956
NET ASSETS AT DECEMBER 31, 2023	$12,835,527	$4,075,232	$184,915	$12,689,570	$102,502	$297,108	$64,605

See accompanying notes.

	American Funds New World Fund® - Class 4 Subaccount	American Funds The Bond Fund of America - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 4 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,043,295	$41,471	$100,050	$2,790,711	$36,872	$53,197,734
Changes From Operations:
• Net investment income (loss)	(601)	1,092	335	41,799	(90)	(338,085)
• Net realized gain (loss) on investments	198,285	140	20,652	663,773	(2,043)	(6,728,432)
• Net change in unrealized appreciation or depreciation on investments	(923,842)	(6,730)	(30,373)	(1,019,172)	(1,866)	847,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(726,158)	(5,498)	(9,386)	(313,600)	(3,999)	(6,218,696)
Change From Unit Transactions:
• Net unit transactions	211,116	6,192	(11,298)	2,676,698	(32,873)	(46,979,038)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	211,116	6,192	(11,298)	2,676,698	(32,873)	(46,979,038)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(515,042)	694	(20,684)	2,363,098	(36,872)	(53,197,734)
NET ASSETS AT DECEMBER 31, 2022	2,528,253	42,165	79,366	5,153,809	—	—
Changes From Operations:
• Net investment income (loss)	1,447	1,455	308	31,858	—	—
• Net realized gain (loss) on investments	(43,665)	(103)	698	(4,205)	—	—
• Net change in unrealized appreciation or depreciation on investments	389,558	729	10,727	763,054	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	347,340	2,081	11,733	790,707	—	—
Change From Unit Transactions:
• Net unit transactions	(176,298)	5,098	(9,041)	(159,072)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(176,298)	5,098	(9,041)	(159,072)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	171,042	7,179	2,692	631,635	—	—
NET ASSETS AT DECEMBER 31, 2023	$2,699,295	$49,344	$82,058	$5,785,444	$—	$—

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount	ClearBridge Variable Mid Cap Portfolio - Class II Subaccount	Columbia VP Commodity Strategy Fund - Class 2 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 2 Subaccount	Columbia VP Strategic Income Fund - Class 2 Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$859,845	$20,505,236	$4,064,798	$202,517	$645,201	$1,243,477	$807,437
Changes From Operations:
• Net investment income (loss)	(9,076)	(248,048)	(44,629)	147,146	12,370	11,677	2,209
• Net realized gain (loss) on investments	78,099	1,047,140	218,377	83,598	(76,443)	(86,113)	47,537
• Net change in unrealized appreciation or depreciation on investments	(307,017)	(7,910,897)	(1,293,765)	(143,494)	(40,739)	(89,344)	(175,682)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(237,994)	(7,111,805)	(1,120,017)	87,250	(104,812)	(163,780)	(125,936)
Change From Unit Transactions:
• Net unit transactions	66,426	1,540,033	413,383	524,904	(292,664)	(378,413)	(56,589)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	66,426	1,540,033	413,383	524,904	(292,664)	(378,413)	(56,589)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(171,568)	(5,571,772)	(706,634)	612,154	(397,476)	(542,193)	(182,525)
NET ASSETS AT DECEMBER 31, 2022	688,277	14,933,464	3,358,164	814,671	247,725	701,284	624,912
Changes From Operations:
• Net investment income (loss)	(10,082)	(302,959)	(49,072)	184,373	9,360	15,903	6,618
• Net realized gain (loss) on investments	37,387	443,378	(9,989)	(33,021)	(32,647)	(15,086)	(10,097)
• Net change in unrealized appreciation or depreciation on investments	155,750	6,677,485	471,858	(220,583)	38,384	78,175	81,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	183,055	6,817,904	412,797	(69,231)	15,097	78,992	78,382
Change From Unit Transactions:
• Net unit transactions	131,747	3,839,992	363,022	105,684	(92,945)	316,296	(7,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	131,747	3,839,992	363,022	105,684	(92,945)	316,296	(7,776)
TOTAL INCREASE (DECREASE) IN NET ASSETS	314,802	10,657,896	775,819	36,453	(77,848)	395,288	70,606
NET ASSETS AT DECEMBER 31, 2023	$1,003,079	$25,591,360	$4,133,983	$851,124	$169,877	$1,096,572	$695,518

See accompanying notes.

	Delaware Ivy VIP Energy Portfolio - Class II Subaccount	Delaware Ivy VIP High Income Portfolio - Class II Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount	Delaware Ivy VIP Science and Technology Portfolio - Class II Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,936,012	$2,187,439	$2,679,720	$3,598,821	$512,612	$16,706,147
Changes From Operations:
• Net investment income (loss)	3,375	107,190	(22,228)	(27,855)	(7,145)	372,005
• Net realized gain (loss) on investments	351,544	(193,307)	363,187	269,902	87,396	(226,876)
• Net change in unrealized appreciation or depreciation on investments	83,011	(182,359)	(1,211,319)	(1,464,377)	(252,660)	(5,106,879)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	437,930	(268,476)	(870,360)	(1,222,330)	(172,409)	(4,961,750)
Change From Unit Transactions:
• Net unit transactions	(2,004,946)	(1,061,172)	(8,401)	318,480	530,885	449,537
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,004,946)	(1,061,172)	(8,401)	318,480	530,885	449,537
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,567,016)	(1,329,648)	(878,761)	(903,850)	358,476	(4,512,213)
NET ASSETS AT DECEMBER 31, 2022	368,996	857,791	1,800,959	2,694,971	871,088	12,193,934
Changes From Operations:
• Net investment income (loss)	7,364	42,645	(16,929)	(39,598)	(10,834)	(37,915)
• Net realized gain (loss) on investments	20,852	(39,047)	(12,491)	(454,345)	45,506	(84,481)
• Net change in unrealized appreciation or depreciation on investments	(14,465)	131,766	325,691	1,155,884	81,850	1,495,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,751	135,364	296,271	661,941	116,522	1,372,768
Change From Unit Transactions:
• Net unit transactions	(32,923)	858,385	(988,904)	594,035	132,789	(1,217,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,923)	858,385	(988,904)	594,035	132,789	(1,217,620)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,172)	993,749	(692,633)	1,255,976	249,311	155,148
NET ASSETS AT DECEMBER 31, 2023	$349,824	$1,851,540	$1,108,326	$3,950,947	$1,120,399	$12,349,082

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$35,989,988	$644,212	$16,977	$3,901,119	$889,729	$400,122	$1,132,757
Changes From Operations:
• Net investment income (loss)	(293,561)	(2,617)	1,012	200,458	(2,641)	(1,966)	59,099
• Net realized gain (loss) on investments	1,116,881	48,114	142	9,100	75,884	52,776	(28,520)
• Net change in unrealized appreciation or depreciation on investments	(6,223,979)	(124,214)	(2,373)	(563,071)	(234,374)	(131,648)	(74,753)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,400,659)	(78,717)	(1,219)	(353,513)	(161,131)	(80,838)	(44,174)
Change From Unit Transactions:
• Net unit transactions	(7,018,299)	(166,756)	(3,497)	(383,649)	(124,877)	(44,406)	623,153
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,018,299)	(166,756)	(3,497)	(383,649)	(124,877)	(44,406)	623,153
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,418,958)	(245,473)	(4,716)	(737,162)	(286,008)	(125,244)	578,979
NET ASSETS AT DECEMBER 31, 2022	23,571,030	398,739	12,261	3,163,957	603,721	274,878	1,711,736
Changes From Operations:
• Net investment income (loss)	(229,184)	(1,717)	699	149,208	(1,517)	(1,058)	201,885
• Net realized gain (loss) on investments	1,133,504	16,100	(99)	4,597	47,681	(1,029)	(16,495)
• Net change in unrealized appreciation or depreciation on investments	984,765	15,590	(42)	(34,495)	91,831	39,743	74,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,889,085	29,973	558	119,310	137,995	37,656	260,109
Change From Unit Transactions:
• Net unit transactions	518,748	(23,204)	(2,986)	(238,603)	(57,693)	(52,560)	1,955,064
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	518,748	(23,204)	(2,986)	(238,603)	(57,693)	(52,560)	1,955,064
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,407,833	6,769	(2,428)	(119,293)	80,302	(14,904)	2,215,173
NET ASSETS AT DECEMBER 31, 2023	$25,978,863	$405,508	$9,833	$3,044,664	$684,023	$259,974	$3,926,909

See accompanying notes.

	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Consumer Staples Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$32,931,169	$—	$93,993,191	$2,370,536	$441,064	$24,129,265
Changes From Operations:
• Net investment income (loss)	(101,792)	—	(979,897)	9,768	(2,334)	(229,846)
• Net realized gain (loss) on investments	934,913	—	4,735,904	251,055	38,727	1,451,375
• Net change in unrealized appreciation or depreciation on investments	(7,973,013)	—	(29,806,012)	(640,642)	(133,668)	(7,442,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,139,892)	—	(26,050,005)	(379,819)	(97,275)	(6,221,137)
Change From Unit Transactions:
• Net unit transactions	6,213,484	—	1,030,293	44,278	(67,279)	2,512,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,213,484	—	1,030,293	44,278	(67,279)	2,512,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	(926,408)	—	(25,019,712)	(335,541)	(164,554)	(3,708,747)
NET ASSETS AT DECEMBER 31, 2022	32,004,761	—	68,973,479	2,034,995	276,510	20,420,518
Changes From Operations:
• Net investment income (loss)	71,050	237	(1,000,942)	17,191	(3,813)	(347,700)
• Net realized gain (loss) on investments	938,941	246	4,610,019	(46,628)	24,799	1,360,180
• Net change in unrealized appreciation or depreciation on investments	5,710,878	(424)	17,251,388	242,631	59,473	6,172,237
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,720,869	59	20,860,465	213,194	80,459	7,184,717
Change From Unit Transactions:
• Net unit transactions	5,847,180	19,687	(3,940,299)	(239,905)	(116,428)	1,784,488
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,847,180	19,687	(3,940,299)	(239,905)	(116,428)	1,784,488
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,568,049	19,746	16,920,166	(26,711)	(35,969)	8,969,205
NET ASSETS AT DECEMBER 31, 2023	$44,572,810	$19,746	$85,893,645	$2,008,284	$240,541	$29,389,723

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount	Fidelity® VIP Technology Portfolio - Service Class 2 Subaccount	First Trust Capital Strength Hedged Equity Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class I Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class I Subaccount	First Trust Growth Strength Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$46,810,745	$2,633,217	$—	$—	$1,316,553	$1,315,985	$—
Changes From Operations:
• Net investment income (loss)	(527,464)	69,350	—	—	(7,744)	5,413	—
• Net realized gain (loss) on investments	2,778,132	(47,235)	—	—	12,983	155,675	—
• Net change in unrealized appreciation or depreciation on investments	(9,809,620)	(387,913)	—	—	(130,588)	(394,791)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,558,952)	(365,798)	—	—	(125,349)	(233,703)	—
Change From Unit Transactions:
• Net unit transactions	(868,255)	358,476	—	—	753,201	(48,580)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(868,255)	358,476	—	—	753,201	(48,580)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,427,207)	(7,322)	—	—	627,852	(282,283)	—
NET ASSETS AT DECEMBER 31, 2022	38,383,538	2,625,895	—	—	1,944,405	1,033,702	—
Changes From Operations:
• Net investment income (loss)	(461,654)	75,773	56	41	(5,764)	10,589	(1,162)
• Net realized gain (loss) on investments	1,066,049	(91,824)	169	1	(3,053)	(11,968)	2,652
• Net change in unrealized appreciation or depreciation on investments	4,359,087	206,501	2,852	(34)	228,666	104,027	32,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,963,482	190,450	3,077	8	219,849	102,648	33,981
Change From Unit Transactions:
• Net unit transactions	(1,307,766)	(421,958)	50,437	34,298	1,288,230	(22,684)	279,942
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,307,766)	(421,958)	50,437	34,298	1,288,230	(22,684)	279,942
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,655,716	(231,508)	53,514	34,306	1,508,079	79,964	313,923
NET ASSETS AT DECEMBER 31, 2023	$42,039,254	$2,394,387	$53,514	$34,306	$3,452,484	$1,113,666	$313,923

See accompanying notes.

	First Trust International Developed Capital Strength Portfolio - Class I Subaccount	First Trust Multi Income Allocation Portfolio - Class I Subaccount	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I Subaccount	Franklin Allocation VIP Fund - Class 4 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Income VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2022	$49,355	$426,743	$17,247,178	$838,885	$24,293,855	$9,882,548
Changes From Operations:
• Net investment income (loss)	(109)	8,440	11,801	723	680,464	323,297
• Net realized gain (loss) on investments	361	10,031	2,514,869	17,465	566,186	215,472
• Net change in unrealized appreciation or depreciation on investments	(26,049)	(57,282)	(4,463,398)	(251,361)	(2,857,296)	(1,254,170)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,797)	(38,811)	(1,936,728)	(233,173)	(1,610,646)	(715,401)
Change From Unit Transactions:
• Net unit transactions	150,585	71,161	(1,849,012)	816,518	(3,052,487)	1,386,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	150,585	71,161	(1,849,012)	816,518	(3,052,487)	1,386,669
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,788	32,350	(3,785,740)	583,345	(4,663,133)	671,268
NET ASSETS AT DECEMBER 31, 2022	174,143	459,093	13,461,438	1,422,230	19,630,722	10,553,816
Changes From Operations:
• Net investment income (loss)	(677)	10,341	100,620	(2,306)	622,977	397,655
• Net realized gain (loss) on investments	(738)	13,584	(148,879)	(40,833)	965,213	511,208
• Net change in unrealized appreciation or depreciation on investments	33,913	9,352	1,099,514	283,641	(371,988)	(55,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,498	33,277	1,051,255	240,502	1,216,202	853,247
Change From Unit Transactions:
• Net unit transactions	71,584	(32,978)	(2,327,402)	926,299	(2,928,732)	2,255,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	71,584	(32,978)	(2,327,402)	926,299	(2,928,732)	2,255,706
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,082	299	(1,276,147)	1,166,801	(1,712,530)	3,108,953
NET ASSETS AT DECEMBER 31, 2023	$278,225	$459,392	$12,185,291	$2,589,031	$17,918,192	$13,662,769

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Franklin Multi-Asset Variable Conservative Growth - Class II Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 4 Subaccount	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small Cap Value VIP Fund - Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,459,851	$13,578,912	$3,890,811	$1,575,283	$1,027,800	$896,374	$149,539
Changes From Operations:
• Net investment income (loss)	2,426	29,021	14,209	(5,389)	(95)	(7,849)	2,129
• Net realized gain (loss) on investments	34,985	1,215,554	399,099	233,474	34,918	170,153	—
• Net change in unrealized appreciation or depreciation on investments	(302,608)	(2,394,367)	(750,927)	(410,357)	(185,418)	(488,221)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(265,197)	(1,149,792)	(337,619)	(182,272)	(150,595)	(325,917)	2,129
Change From Unit Transactions:
• Net unit transactions	126,738	(1,945,361)	(4,932)	660,324	(111,768)	166,814	418,970
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	126,738	(1,945,361)	(4,932)	660,324	(111,768)	166,814	418,970
TOTAL INCREASE (DECREASE) IN NET ASSETS	(138,459)	(3,095,153)	(342,551)	478,052	(262,363)	(159,103)	421,099
NET ASSETS AT DECEMBER 31, 2022	1,321,392	10,483,759	3,548,260	2,053,335	765,437	737,271	570,638
Changes From Operations:
• Net investment income (loss)	9,737	32,065	13,886	(5,487)	(6,676)	(8,156)	13,238
• Net realized gain (loss) on investments	(9,052)	652,556	279,736	237,110	4,380	(25,857)	—
• Net change in unrealized appreciation or depreciation on investments	169,840	465,398	135,026	22,174	128,718	211,987	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,525	1,150,019	428,648	253,797	126,422	177,974	13,238
Change From Unit Transactions:
• Net unit transactions	25,334	(1,283,139)	68,473	410,356	549,698	(55,760)	(429,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	25,334	(1,283,139)	68,473	410,356	549,698	(55,760)	(429,638)
TOTAL INCREASE (DECREASE) IN NET ASSETS	195,859	(133,120)	497,121	664,153	676,120	122,214	(416,400)
NET ASSETS AT DECEMBER 31, 2023	$1,517,251	$10,350,639	$4,045,381	$2,717,488	$1,441,557	$859,485	$154,238

See accompanying notes.

	Goldman Sachs VIT Large Cap Value Fund - Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares Subaccount	Guggenheim VT Long Short Equity Subaccount	Guggenheim VT Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Fund - Class IC Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$1,481,585	$355,103	$312,994	$500,502	$894,841	$1,061,040
Changes From Operations:
• Net investment income (loss)	295	9,373	(2,135)	30	(6,875)	(10,385)
• Net realized gain (loss) on investments	113,987	(1,113)	(1,440)	7,270	101,418	146,184
• Net change in unrealized appreciation or depreciation on investments	(221,959)	(37,205)	(46,913)	(28,317)	(243,342)	(436,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,677)	(28,945)	(50,488)	(21,017)	(148,799)	(300,630)
Change From Unit Transactions:
• Net unit transactions	(179,944)	52,265	71,026	27,881	(12,789)	75,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(179,944)	52,265	71,026	27,881	(12,789)	75,906
TOTAL INCREASE (DECREASE) IN NET ASSETS	(287,621)	23,320	20,538	6,864	(161,588)	(224,724)
NET ASSETS AT DECEMBER 31, 2022	1,193,964	378,423	333,532	507,366	733,253	836,316
Changes From Operations:
• Net investment income (loss)	5,356	20,138	(2,383)	9,199	(5,874)	(7,929)
• Net realized gain (loss) on investments	88,678	(3,779)	6,714	(413)	10,515	(30,266)
• Net change in unrealized appreciation or depreciation on investments	37,732	7,489	31,754	7,132	125,528	194,992
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,766	23,848	36,085	15,918	130,169	156,797
Change From Unit Transactions:
• Net unit transactions	(91,802)	(15,275)	(49,894)	21,477	(20,177)	(134,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(91,802)	(15,275)	(49,894)	21,477	(20,177)	(134,616)
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,964	8,573	(13,809)	37,395	109,992	22,181
NET ASSETS AT DECEMBER 31, 2023	$1,233,928	$386,996	$319,723	$544,761	$843,245	$858,497

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. American Franchise Fund - Series II Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares Subaccount	Invesco V.I. Comstock Fund - Series II Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series II Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$152,147	$36,339	$421,412	$258,280	$109,924	$54,026	$1,706,344
Changes From Operations:
• Net investment income (loss)	(1,822)	(482)	21,222	1,157	(393)	(45)	9,510
• Net realized gain (loss) on investments	33,981	7,994	9,413	13,886	16,496	583	230,326
• Net change in unrealized appreciation or depreciation on investments	(77,585)	(19,319)	(94,658)	(12,505)	(32,029)	(2,969)	(287,381)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,426)	(11,807)	(64,023)	2,538	(15,926)	(2,431)	(47,545)
Change From Unit Transactions:
• Net unit transactions	(18,100)	87	(24,526)	316,326	(43,943)	(51,595)	28,290
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,100)	87	(24,526)	316,326	(43,943)	(51,595)	28,290
TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,526)	(11,720)	(88,549)	318,864	(59,869)	(54,026)	(19,255)
NET ASSETS AT DECEMBER 31, 2022	88,621	24,619	332,863	577,144	50,055	—	1,687,089
Changes From Operations:
• Net investment income (loss)	(1,780)	(503)	(4,336)	3,755	(353)	—	8,479
• Net realized gain (loss) on investments	2,497	607	(6,312)	91,888	1,227	—	106,781
• Net change in unrealized appreciation or depreciation on investments	33,247	9,323	26,706	(11,190)	9,658	—	2,191
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,964	9,427	16,058	84,453	10,532	—	117,451
Change From Unit Transactions:
• Net unit transactions	(3,518)	86	(16,252)	93,768	(9,543)	—	(221,159)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,518)	86	(16,252)	93,768	(9,543)	—	(221,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,446	9,513	(194)	178,221	989	—	(103,708)
NET ASSETS AT DECEMBER 31, 2023	$119,067	$34,132	$332,669	$755,365	$51,044	$—	$1,583,381

See accompanying notes.

	Invesco V.I. Equally- Weighted S&P 500 Fund - Series II Shares Subaccount	Invesco V.I. Equity and Income Fund - Series II Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series I Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series II Shares Subaccount	Invesco V.I. Global Fund - Series II Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$24,866,283	$169,929	$9,924	$5,934,030	$287,321	$804,480
Changes From Operations:
• Net investment income (loss)	(156,160)	12,598	27	4,477	(1,926)	(7,370)
• Net realized gain (loss) on investments	1,837,011	172,335	897	578,575	41,914	167,710
• Net change in unrealized appreciation or depreciation on investments	(5,042,602)	(171,652)	(2,852)	(1,818,168)	(137,243)	(298,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,361,751)	13,281	(1,928)	(1,235,116)	(97,255)	(138,587)
Change From Unit Transactions:
• Net unit transactions	1,033,652	1,072,301	—	832,388	23,371	683,071
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,033,652	1,072,301	—	832,388	23,371	683,071
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,328,099)	1,085,582	(1,928)	(402,728)	(73,884)	544,484
NET ASSETS AT DECEMBER 31, 2022	22,538,184	1,255,511	7,996	5,531,302	213,437	1,348,964
Changes From Operations:
• Net investment income (loss)	(90,291)	10,919	(104)	(85,671)	(1,920)	(938)
• Net realized gain (loss) on investments	1,896,792	70,635	(37)	(126,001)	27,121	(4,147)
• Net change in unrealized appreciation or depreciation on investments	697,351	40,468	1,447	1,114,593	41,312	235,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,503,852	122,022	1,306	902,921	66,513	230,079
Change From Unit Transactions:
• Net unit transactions	(3,477,926)	120,172	(168)	109,230	(35,436)	49,570
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,477,926)	120,172	(168)	109,230	(35,436)	49,570
TOTAL INCREASE (DECREASE) IN NET ASSETS	(974,074)	242,194	1,138	1,012,151	31,077	279,649
NET ASSETS AT DECEMBER 31, 2023	$21,564,110	$1,497,705	$9,134	$6,543,453	$244,514	$1,628,613

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 2 Subaccount	Lincoln iShares® Global Growth Allocation Fund - Standard Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Subaccount
NET ASSETS AT JANUARY 1, 2022	$573,763	$439,998	$21,153	$359,097	$296,329	$93,939	$2,396,556
Changes From Operations:
• Net investment income (loss)	(3,126)	(5,446)	(137)	449	5,106	(89)	84,843
• Net realized gain (loss) on investments	20,208	69,341	2,688	21,138	7,209	19,021	(42,044)
• Net change in unrealized appreciation or depreciation on investments	(119,246)	(140,132)	(7,670)	(87,271)	(51,298)	(24,704)	(398,214)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(102,164)	(76,237)	(5,119)	(65,684)	(38,983)	(5,772)	(355,415)
Change From Unit Transactions:
• Net unit transactions	(11,806)	(20,426)	4,181	(16,981)	35,252	(88,167)	603,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,806)	(20,426)	4,181	(16,981)	35,252	(88,167)	603,429
TOTAL INCREASE (DECREASE) IN NET ASSETS	(113,970)	(96,663)	(938)	(82,665)	(3,731)	(93,939)	248,014
NET ASSETS AT DECEMBER 31, 2022	459,793	343,335	20,215	276,432	292,598	—	2,644,570
Changes From Operations:
• Net investment income (loss)	1,123	(5,679)	(522)	(1,093)	(1,036)	—	100,258
• Net realized gain (loss) on investments	19,950	25,958	1,838	18,460	(8,107)	—	(66,171)
• Net change in unrealized appreciation or depreciation on investments	46,354	28,765	22,101	(2,485)	16,927	—	101,981
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,427	49,044	23,417	14,882	7,784	—	136,068
Change From Unit Transactions:
• Net unit transactions	57,252	18,170	161,876	(291,314)	(300,382)	—	(208,417)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,252	18,170	161,876	(291,314)	(300,382)	—	(208,417)
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,679	67,214	185,293	(276,432)	(292,598)	—	(72,349)
NET ASSETS AT DECEMBER 31, 2023	$584,472	$410,549	$205,508	$—	$—	$—	$2,572,221

See accompanying notes.

	Lord Abbett Series Fund Developing Growth Portfolio - Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,206,494	$99,404	$2,473,093	$6,599,913	$8,145	$45,183,415
Changes From Operations:
• Net investment income (loss)	(16,379)	100	54,661	26,158	67	95,030
• Net realized gain (loss) on investments	(572,541)	11,473	(39,930)	263,554	287	4,136,673
• Net change in unrealized appreciation or depreciation on investments	(272,126)	(24,190)	(177,550)	(1,342,942)	(1,511)	(8,255,405)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(861,046)	(12,617)	(162,819)	(1,053,230)	(1,157)	(4,023,702)
Change From Unit Transactions:
• Net unit transactions	(466,830)	(3,701)	556,990	28,201	(1,871)	(1,609,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(466,830)	(3,701)	556,990	28,201	(1,871)	(1,609,522)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,327,876)	(16,318)	394,171	(1,025,029)	(3,028)	(5,633,224)
NET ASSETS AT DECEMBER 31, 2022	878,618	83,086	2,867,264	5,574,884	5,117	39,550,191
Changes From Operations:
• Net investment income (loss)	(10,100)	(304)	110,416	96,818	75	(69,881)
• Net realized gain (loss) on investments	(42,885)	2,426	(25,550)	1,371,217	668	3,016,324
• Net change in unrealized appreciation or depreciation on investments	118,733	8,967	34,923	(750,424)	(228)	134,541
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,748	11,089	119,789	717,611	515	3,080,984
Change From Unit Transactions:
• Net unit transactions	(4,015)	(2,334)	153,882	744,795	(1,914)	562,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,015)	(2,334)	153,882	744,795	(1,914)	562,164
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,733	8,755	273,671	1,462,406	(1,399)	3,643,148
NET ASSETS AT DECEMBER 31, 2023	$940,351	$91,841	$3,140,935	$7,037,290	$3,718	$43,193,339

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Fund - Service Class II Subaccount	LVIP American Global Small Capitalization Fund - Service Class II Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Growth Fund - Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,666,322	$9,159,812	$256,937	$20,513,028	$3,420,874	$3,462,638	$87,847,790
Changes From Operations:
• Net investment income (loss)	11,450	(20,771)	1,901	(161,533)	75,947	(1,028)	83,645
• Net realized gain (loss) on investments	167,449	460,559	13,426	1,238,229	196,430	134,714	10,801,522
• Net change in unrealized appreciation or depreciation on investments	(793,320)	(2,102,564)	(61,812)	(6,509,204)	(1,344,142)	(695,575)	(39,472,586)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(614,421)	(1,662,776)	(46,485)	(5,432,508)	(1,071,765)	(561,889)	(28,587,419)
Change From Unit Transactions:
• Net unit transactions	(139,745)	(1,480,856)	(14,217)	121,910	108,046	(177,022)	9,209,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(139,745)	(1,480,856)	(14,217)	121,910	108,046	(177,022)	9,209,363
TOTAL INCREASE (DECREASE) IN NET ASSETS	(754,166)	(3,143,632)	(60,702)	(5,310,598)	(963,719)	(738,911)	(19,378,056)
NET ASSETS AT DECEMBER 31, 2022	2,912,156	6,016,180	196,235	15,202,430	2,457,155	2,723,727	68,469,734
Changes From Operations:
• Net investment income (loss)	29,059	53,740	4,057	(163,434)	(36,358)	36,305	(1,213,408)
• Net realized gain (loss) on investments	265,890	1,078,385	36,839	1,623,835	530,035	674,586	10,191,092
• Net change in unrealized appreciation or depreciation on investments	(25,569)	(448,471)	(16,245)	1,513,764	(173,263)	(348,410)	15,831,825
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	269,380	683,654	24,651	2,974,165	320,414	362,481	24,809,509
Change From Unit Transactions:
• Net unit transactions	(220,632)	(487,407)	(12,565)	(733,384)	(365,561)	173,993	(1,051,655)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(220,632)	(487,407)	(12,565)	(733,384)	(365,561)	173,993	(1,051,655)
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,748	196,247	12,086	2,240,781	(45,147)	536,474	23,757,854
NET ASSETS AT DECEMBER 31, 2023	$2,960,904	$6,212,427	$208,321	$17,443,211	$2,412,008	$3,260,201	$92,227,588

See accompanying notes.

	LVIP American Growth-Income Fund - Service Class II Subaccount	LVIP American International Fund - Service Class II Subaccount	LVIP American Preservation Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$69,482,229	$16,340,963	$1,542,882	$24,954,483	$2,073,260	$124,285,998
Changes From Operations:
• Net investment income (loss)	514,552	93,270	5,727	(328,986)	4,620	580,346
• Net realized gain (loss) on investments	1,473,493	(54,574)	(31,399)	2,042,950	(266,536)	13,900,753
• Net change in unrealized appreciation or depreciation on investments	(14,598,543)	(3,777,954)	(86,594)	(8,772,228)	(16,255)	(19,093,986)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,610,498)	(3,739,258)	(112,266)	(7,058,264)	(278,171)	(4,612,887)
Change From Unit Transactions:
• Net unit transactions	449,345	796,611	(301,675)	1,920,222	(1,795,089)	(10,428,639)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	449,345	796,611	(301,675)	1,920,222	(1,795,089)	(10,428,639)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,161,153)	(2,942,647)	(413,941)	(5,138,042)	(2,073,260)	(15,041,526)
NET ASSETS AT DECEMBER 31, 2022	57,321,076	13,398,316	1,128,941	19,816,441	—	109,244,472
Changes From Operations:
• Net investment income (loss)	(316,348)	(102,827)	17,461	(338,849)	—	997,178
• Net realized gain (loss) on investments	5,811,858	1,648,416	(23,004)	799,970	—	8,694,354
• Net change in unrealized appreciation or depreciation on investments	8,050,678	251,077	28,961	2,694,353	—	(1,636,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,546,188	1,796,666	23,418	3,155,474	—	8,055,118
Change From Unit Transactions:
• Net unit transactions	(1,106,007)	(272,170)	(181,987)	248,022	—	(3,682,850)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,106,007)	(272,170)	(181,987)	248,022	—	(3,682,850)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,440,181	1,524,496	(158,569)	3,403,496	—	4,372,268
NET ASSETS AT DECEMBER 31, 2023	$69,761,257	$14,922,812	$970,372	$23,219,937	$—	$113,616,740

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP BlackRock Global Allocation Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Real Estate Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$87,439,950	$38,450,782	$65,283,980	$142,765	$6,766,456
Changes From Operations:
• Net investment income (loss)	(332,358)	(4)	664,171	(120,839)	4,687,256	12,065	(11,892)
• Net realized gain (loss) on investments	1,059,038	562	203,454	1,179,187	(740,747)	(252)	28,915
• Net change in unrealized appreciation or depreciation on investments	(3,588,347)	(2,141)	(17,481,658)	(7,971,926)	(8,161,063)	(19,420)	(2,064,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,861,667)	(1,583)	(16,614,033)	(6,913,578)	(4,214,554)	(7,607)	(2,047,624)
Change From Unit Transactions:
• Net unit transactions	48,575,726	27,350	(4,653,989)	(1,517,256)	100,701	1,141	101,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	48,575,726	27,350	(4,653,989)	(1,517,256)	100,701	1,141	101,207
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,714,059	25,767	(21,268,022)	(8,430,834)	(4,113,853)	(6,466)	(1,946,417)
NET ASSETS AT DECEMBER 31, 2022	45,714,059	25,767	66,171,928	30,019,948	61,170,127	136,299	4,820,039
Changes From Operations:
• Net investment income (loss)	393,764	476	455,854	58,801	344,383	2,446	54,280
• Net realized gain (loss) on investments	(171,848)	(185)	(225,626)	(184,129)	(1,224,058)	(656)	(200,475)
• Net change in unrealized appreciation or depreciation on investments	4,733,232	2,624	5,573,499	2,715,245	2,775,850	4,119	654,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,955,148	2,915	5,803,727	2,589,917	1,896,175	5,909	508,150
Change From Unit Transactions:
• Net unit transactions	(4,672,146)	(5,165)	(7,405,171)	(3,937,093)	(2,629,204)	(2,624)	(391,916)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,672,146)	(5,165)	(7,405,171)	(3,937,093)	(2,629,204)	(2,624)	(391,916)
TOTAL INCREASE (DECREASE) IN NET ASSETS	283,002	(2,250)	(1,601,444)	(1,347,176)	(733,029)	3,285	116,234
NET ASSETS AT DECEMBER 31, 2023	$45,997,061	$23,517	$64,570,484	$28,672,772	$60,437,098	$139,584	$4,936,273
See accompanying notes.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Channing Small Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$63,054,756	$104,491,167	$146,365	$68,463,213	$6,970	$—
Changes From Operations:
• Net investment income (loss)	(201,246)	(1,289,999)	(1,535)	(870,715)	(39)	(2)
• Net realized gain (loss) on investments	1,750,614	13,199,717	6,878	6,064,467	601	—
• Net change in unrealized appreciation or depreciation on investments	(12,971,485)	(41,658,252)	(36,259)	(22,642,778)	(2,318)	82
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,422,117)	(29,748,534)	(30,916)	(17,449,026)	(1,756)	80
Change From Unit Transactions:
• Net unit transactions	(156,817)	5,296,888	(46,017)	2,754,299	420	4,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(156,817)	5,296,888	(46,017)	2,754,299	420	4,165
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,578,934)	(24,451,646)	(76,933)	(14,694,727)	(1,336)	4,245
NET ASSETS AT DECEMBER 31, 2022	51,475,822	80,039,521	69,432	53,768,486	5,634	4,245
Changes From Operations:
• Net investment income (loss)	44,207	(1,168,903)	(1,208)	(819,895)	(22)	(14)
• Net realized gain (loss) on investments	(178,167)	410,870	647	958,845	138	(9,657)
• Net change in unrealized appreciation or depreciation on investments	5,126,735	24,862,064	20,787	8,098,872	868	13,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,992,775	24,104,031	20,226	8,237,822	984	4,051
Change From Unit Transactions:
• Net unit transactions	(4,971,541)	(10,173,534)	(11,447)	(3,071,232)	(76)	192,745
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,971,541)	(10,173,534)	(11,447)	(3,071,232)	(76)	192,745
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,234	13,930,497	8,779	5,166,590	908	196,796
NET ASSETS AT DECEMBER 31, 2023	$51,497,056	$93,970,018	$78,211	$58,935,076	$6,542	$201,041

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$43,770,933	$6,316	$244,967,566	$3,540,669	$52,622,812	$135,897	$118,641,133
Changes From Operations:
• Net investment income (loss)	(368,631)	14	2,860,172	31,893	263,193	2,462	1,368,189
• Net realized gain (loss) on investments	4,033,949	623	(3,310,218)	(85,357)	(299,024)	(20)	(1,699,187)
• Net change in unrealized appreciation or depreciation on investments	(11,890,560)	(1,763)	(36,984,512)	(432,344)	(884,732)	(3,152)	(17,476,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,225,242)	(1,126)	(37,434,558)	(485,808)	(920,563)	(710)	(17,807,279)
Change From Unit Transactions:
• Net unit transactions	(1,099,828)	14	(1,539,747)	(736,665)	(1,529,831)	5,400	(8,921,492)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,099,828)	14	(1,539,747)	(736,665)	(1,529,831)	5,400	(8,921,492)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,325,070)	(1,112)	(38,974,305)	(1,222,473)	(2,450,394)	4,690	(26,728,771)
NET ASSETS AT DECEMBER 31, 2022	34,445,863	5,204	205,993,261	2,318,196	50,172,418	140,587	91,912,362
Changes From Operations:
• Net investment income (loss)	(292,010)	24	2,982,573	34,256	1,665,723	6,654	2,017,918
• Net realized gain (loss) on investments	2,615,952	391	(3,271,547)	(58,597)	(72,686)	(12)	(2,100,360)
• Net change in unrealized appreciation or depreciation on investments	4,184,248	696	8,641,858	113,547	217,876	224	3,940,306
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,508,190	1,111	8,352,884	89,206	1,810,913	6,866	3,857,864
Change From Unit Transactions:
• Net unit transactions	(5,317,136)	(382)	6,463,127	10,436	(1,752,120)	—	(2,254,614)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,317,136)	(382)	6,463,127	10,436	(1,752,120)	—	(2,254,614)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,191,054	729	14,816,011	99,642	58,793	6,866	1,603,250
NET ASSETS AT DECEMBER 31, 2023	$35,636,917	$5,933	$220,809,272	$2,417,838	$50,231,211	$147,453	$93,515,612

See accompanying notes.

	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Service Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$213,182	$4,670,862	$202,988	$45,891,896	$17,258	$9,198,500
Changes From Operations:
• Net investment income (loss)	4,867	196,326	5,997	213,811	352	(18,853)
• Net realized gain (loss) on investments	(778)	(127,513)	(7,609)	(484,792)	(82)	702,846
• Net change in unrealized appreciation or depreciation on investments	(35,321)	(670,261)	(23,847)	(2,314,535)	(1,102)	(1,550,791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,232)	(601,448)	(25,459)	(2,585,516)	(832)	(866,798)
Change From Unit Transactions:
• Net unit transactions	3,982	253,960	(45,774)	(6,162,513)	1,738	576,988
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,982	253,960	(45,774)	(6,162,513)	1,738	576,988
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,250)	(347,488)	(71,233)	(8,748,029)	906	(289,810)
NET ASSETS AT DECEMBER 31, 2022	185,932	4,323,374	131,755	37,143,867	18,164	8,908,690
Changes From Operations:
• Net investment income (loss)	6,123	166,410	6,076	609,397	598	(16,797)
• Net realized gain (loss) on investments	(920)	(141,434)	(4,326)	(283,330)	(6)	874,017
• Net change in unrealized appreciation or depreciation on investments	4,712	377,074	11,170	776,119	243	(36,967)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,915	402,050	12,920	1,102,186	835	820,253
Change From Unit Transactions:
• Net unit transactions	216	(951,106)	(21,653)	(1,752,412)	1,728	(383,551)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	216	(951,106)	(21,653)	(1,752,412)	1,728	(383,551)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,131	(549,056)	(8,733)	(650,226)	2,563	436,702
NET ASSETS AT DECEMBER 31, 2023	$196,063	$3,774,318	$123,022	$36,493,641	$20,727	$9,345,392

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Service Class Subaccount	LVIP Delaware U.S. REIT Fund - Service Class Subaccount	LVIP Delaware U.S. REIT Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$10,127,305	$481,829	$5,485,507	$326,459	$10,780,858	$11,778,938	$490,084
Changes From Operations:
• Net investment income (loss)	(115,763)	(3,638)	(36,566)	(1,047)	(123,252)	120,044	7,069
• Net realized gain (loss) on investments	270,053	16,283	551,207	37,527	1,559,952	91,953	677
• Net change in unrealized appreciation or depreciation on investments	(1,688,241)	(79,206)	(1,704,406)	(100,817)	(4,556,588)	(3,318,159)	(136,312)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,533,951)	(66,561)	(1,189,765)	(64,337)	(3,119,888)	(3,106,162)	(128,566)
Change From Unit Transactions:
• Net unit transactions	(361,676)	(158,335)	(99,990)	(33,100)	97,639	(587,576)	(8,441)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(361,676)	(158,335)	(99,990)	(33,100)	97,639	(587,576)	(8,441)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,895,627)	(224,896)	(1,289,755)	(97,437)	(3,022,249)	(3,693,738)	(137,007)
NET ASSETS AT DECEMBER 31, 2022	8,231,678	256,933	4,195,752	229,022	7,758,609	8,085,200	353,077
Changes From Operations:
• Net investment income (loss)	(45,275)	(692)	(40,887)	(1,227)	(141,670)	126,883	5,506
• Net realized gain (loss) on investments	447,337	14,184	416,415	23,615	(346,069)	(53,339)	(8,275)
• Net change in unrealized appreciation or depreciation on investments	793,455	23,793	775,845	30,960	4,251,039	764,760	30,296
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,195,517	37,285	1,151,373	53,348	3,763,300	838,304	27,527
Change From Unit Transactions:
• Net unit transactions	(104,233)	(13,289)	(323,288)	(63,336)	1,875,966	(364,025)	(58,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(104,233)	(13,289)	(323,288)	(63,336)	1,875,966	(364,025)	(58,449)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,091,284	23,996	828,085	(9,988)	5,639,266	474,279	(30,922)
NET ASSETS AT DECEMBER 31, 2023	$9,322,962	$280,929	$5,023,837	$219,034	$13,397,875	$8,559,479	$322,155

See accompanying notes.

	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$13,736,831	$54,969	$1,841,597	$131,634	$8,511,763	$41,621,868
Changes From Operations:
• Net investment income (loss)	(4,013)	207	6,571	877	146,978	579,647
• Net realized gain (loss) on investments	937,679	3,609	81,570	5,597	(23,288)	97,081
• Net change in unrealized appreciation or depreciation on investments	(1,578,170)	(6,379)	(337,909)	(22,921)	(1,429,864)	(5,665,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(644,504)	(2,563)	(249,768)	(16,447)	(1,306,174)	(4,988,798)
Change From Unit Transactions:
• Net unit transactions	(840,526)	(1,815)	168,864	(2,295)	1,215,340	969,199
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(840,526)	(1,815)	168,864	(2,295)	1,215,340	969,199
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,485,030)	(4,378)	(80,904)	(18,742)	(90,834)	(4,019,599)
NET ASSETS AT DECEMBER 31, 2022	12,251,801	50,591	1,760,693	112,892	8,420,929	37,602,269
Changes From Operations:
• Net investment income (loss)	(16,049)	151	21,436	1,444	119,306	682,936
• Net realized gain (loss) on investments	360,472	1,915	(41,713)	(1,883)	44,602	184,632
• Net change in unrealized appreciation or depreciation on investments	(184,499)	(1,065)	172,380	9,372	1,007,845	4,455,535
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	159,924	1,001	152,103	8,933	1,171,753	5,323,103
Change From Unit Transactions:
• Net unit transactions	(939,465)	(1,201)	187,571	(7,178)	88,856	(1,967,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(939,465)	(1,201)	187,571	(7,178)	88,856	(1,967,118)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(779,541)	(200)	339,674	1,755	1,260,609	3,355,985
NET ASSETS AT DECEMBER 31, 2023	$11,472,260	$50,391	$2,100,367	$114,647	$9,681,538	$40,958,254

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$15,736,370	$7,088	$13,389,256	$68,364,827	$47,162,272	$6,283	$70,087,800
Changes From Operations:
• Net investment income (loss)	(73,006)	42	(60,144)	(449,156)	(377,734)	20	(149,773)
• Net realized gain (loss) on investments	888,702	498	843,291	4,157,417	6,647,155	870	4,115,667
• Net change in unrealized appreciation or depreciation on investments	(3,619,764)	(1,594)	(2,919,948)	(14,674,939)	(15,829,185)	(2,127)	(13,353,105)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,804,068)	(1,054)	(2,136,801)	(10,966,678)	(9,559,764)	(1,237)	(9,387,211)
Change From Unit Transactions:
• Net unit transactions	1,449,058	(446)	645,836	202,552	(1,383,131)	200	(3,733,322)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,449,058	(446)	645,836	202,552	(1,383,131)	200	(3,733,322)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,355,010)	(1,500)	(1,490,965)	(10,764,126)	(10,942,895)	(1,037)	(13,120,533)
NET ASSETS AT DECEMBER 31, 2022	14,381,360	5,588	11,898,291	57,600,701	36,219,377	5,246	56,967,267
Changes From Operations:
• Net investment income (loss)	(69,729)	44	(58,144)	(382,328)	(341,911)	21	(105,335)
• Net realized gain (loss) on investments	994,163	404	662,763	9,101,540	2,311,786	341	4,016,151
• Net change in unrealized appreciation or depreciation on investments	2,058,896	786	1,820,259	2,546,113	5,773,119	866	4,466,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,983,330	1,234	2,424,878	11,265,325	7,742,994	1,228	8,377,474
Change From Unit Transactions:
• Net unit transactions	509,311	(222)	666,344	(3,463,733)	(4,611,010)	(569)	(5,032,862)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	509,311	(222)	666,344	(3,463,733)	(4,611,010)	(569)	(5,032,862)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,492,641	1,012	3,091,222	7,801,592	3,131,984	659	3,344,612
NET ASSETS AT DECEMBER 31, 2023	$17,874,001	$6,600	$14,989,513	$65,402,293	$39,351,361	$5,905	$60,311,879

See accompanying notes.

	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,115,503	$6,862,867	$69,456	$7,761,750	$18,186,240	$293,325
Changes From Operations:
• Net investment income (loss)	4,154	492,164	6,027	395,722	159,496	6,332
• Net realized gain (loss) on investments	(83,497)	(112,949)	(663)	(86,003)	991,070	17,842
• Net change in unrealized appreciation or depreciation on investments	(249,887)	(1,225,823)	(13,946)	(960,265)	(3,172,900)	(55,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(329,230)	(846,608)	(8,582)	(650,546)	(2,022,334)	(31,152)
Change From Unit Transactions:
• Net unit transactions	(1,786,273)	(345,476)	(335)	(462,714)	(1,733,563)	10,799
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,786,273)	(345,476)	(335)	(462,714)	(1,733,563)	10,799
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,115,503)	(1,192,084)	(8,917)	(1,113,260)	(3,755,897)	(20,353)
NET ASSETS AT DECEMBER 31, 2022	—	5,670,783	60,539	6,648,490	14,430,343	272,972
Changes From Operations:
• Net investment income (loss)	—	74,505	1,610	155,127	(25,646)	2,997
• Net realized gain (loss) on investments	—	(154,732)	(898)	(72,729)	1,367,973	31,004
• Net change in unrealized appreciation or depreciation on investments	—	516,584	4,792	932,131	800,535	11,384
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	436,357	5,504	1,014,529	2,142,862	45,385
Change From Unit Transactions:
• Net unit transactions	—	(540,962)	(2,790)	(861,725)	(1,505,905)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(540,962)	(2,790)	(861,725)	(1,505,905)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(104,605)	2,714	152,804	636,957	45,385
NET ASSETS AT DECEMBER 31, 2023	$—	$5,566,178	$63,253	$6,801,294	$15,067,300	$318,357

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$19,740,057	$30,178	$9,513,681	$83,987,980	$176,512	$347,628,181	$321,805,946
Changes From Operations:
• Net investment income (loss)	169,444	709	76,620	441,877	1,300	1,749,782	2,012,915
• Net realized gain (loss) on investments	(1,414,927)	1,076	62,351	3,767,804	8,898	23,856,481	19,566,058
• Net change in unrealized appreciation or depreciation on investments	(2,228,762)	(5,759)	(2,247,231)	(18,128,956)	(39,387)	(94,272,040)	(80,741,680)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,474,245)	(3,974)	(2,108,260)	(13,919,275)	(29,189)	(68,665,777)	(59,162,707)
Change From Unit Transactions:
• Net unit transactions	(4,662,462)	1,506	1,456,323	(8,790,065)	(10,687)	(20,448,794)	(24,530,661)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,662,462)	1,506	1,456,323	(8,790,065)	(10,687)	(20,448,794)	(24,530,661)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,136,707)	(2,468)	(651,937)	(22,709,340)	(39,876)	(89,114,571)	(83,693,368)
NET ASSETS AT DECEMBER 31, 2022	11,603,350	27,710	8,861,744	61,278,640	136,636	258,513,610	238,112,578
Changes From Operations:
• Net investment income (loss)	(17,303)	224	46,873	29,091	355	49,684	224,119
• Net realized gain (loss) on investments	84,428	1,442	(104,793)	(400,394)	1,143	(4,702,272)	(4,346,380)
• Net change in unrealized appreciation or depreciation on investments	1,427,992	2,883	1,307,495	4,709,866	8,744	31,651,138	26,162,598
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,495,117	4,549	1,249,575	4,338,563	10,242	26,998,550	22,040,337
Change From Unit Transactions:
• Net unit transactions	(1,105,750)	1,370	1,836,018	(8,464,659)	(9,699)	(32,178,033)	(23,182,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,105,750)	1,370	1,836,018	(8,464,659)	(9,699)	(32,178,033)	(23,182,727)
TOTAL INCREASE (DECREASE) IN NET ASSETS	389,367	5,919	3,085,593	(4,126,096)	543	(5,179,483)	(1,142,390)
NET ASSETS AT DECEMBER 31, 2023	$11,992,717	$33,629	$11,947,337	$57,152,544	$137,179	$253,334,127	$236,970,188

See accompanying notes.

	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan Core Bond Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$21,204,867	$636,251	$43,216,722	$6,330	$16,853,043	$14,265,428
Changes From Operations:
• Net investment income (loss)	3,493	(1,276)	(16,274)	64	49,109	460,400
• Net realized gain (loss) on investments	3	1	4,105,519	627	(138,032)	(277,442)
• Net change in unrealized appreciation or depreciation on investments	29	—	(7,693,764)	(1,128)	(2,317,525)	(1,872,961)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,525	(1,275)	(3,604,519)	(437)	(2,406,448)	(1,690,003)
Change From Unit Transactions:
• Net unit transactions	19,246,129	143,759	(3,696,859)	(624)	426,997	(1,120,752)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,246,129	143,759	(3,696,859)	(624)	426,997	(1,120,752)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,249,654	142,484	(7,301,378)	(1,061)	(1,979,451)	(2,810,755)
NET ASSETS AT DECEMBER 31, 2022	40,454,521	778,735	35,915,344	5,269	14,873,592	11,454,673
Changes From Operations:
• Net investment income (loss)	1,145,697	17,487	90,057	85	305,875	352,603
• Net realized gain (loss) on investments	(4)	—	2,131,834	306	(320,812)	(224,769)
• Net change in unrealized appreciation or depreciation on investments	4	—	1,227,563	239	692,580	950,511
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,145,697	17,487	3,449,454	630	677,643	1,078,345
Change From Unit Transactions:
• Net unit transactions	(4,953,399)	(351,642)	(2,412,879)	54	3,137,050	(604,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,953,399)	(351,642)	(2,412,879)	54	3,137,050	(604,486)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,807,702)	(334,155)	1,036,575	684	3,814,693	473,859
NET ASSETS AT DECEMBER 31, 2023	$36,646,819	$444,580	$36,951,919	$5,953	$18,688,285	$11,928,532

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP JPMorgan Mid Cap Value Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Small Cap Core Fund - Service Class Subaccount	LVIP JPMorgan U.S. Equity Fund - Service Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Service Class Subaccount	LVIP MFS International Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$4,597,203	$49,581,990	$—	$—	$106,966	$50,959,285
Changes From Operations:
• Net investment income (loss)	—	18,797	(194,764)	—	—	(497)	(257,619)
• Net realized gain (loss) on investments	—	98,810	6,605,367	—	—	(2,185)	303,589
• Net change in unrealized appreciation or depreciation on investments	—	(818,016)	(11,587,564)	—	—	(20,440)	(9,031,331)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(700,409)	(5,176,961)	—	—	(23,122)	(8,985,361)
Change From Unit Transactions:
• Net unit transactions	—	397,777	(5,172,469)	—	—	17,258	2,168,850
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	397,777	(5,172,469)	—	—	17,258	2,168,850
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(302,632)	(10,349,430)	—	—	(5,864)	(6,816,511)
NET ASSETS AT DECEMBER 31, 2022	—	4,294,571	39,232,560	—	—	101,102	44,142,774
Changes From Operations:
• Net investment income (loss)	532	87,084	(103,158)	839	1,582	(426)	91,722
• Net realized gain (loss) on investments	(2,937)	(39,769)	3,361,141	(1,165)	(5,562)	3,023	3,325,530
• Net change in unrealized appreciation or depreciation on investments	4,263	360,277	562,671	19,674	80,649	32,276	1,800,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,858	407,592	3,820,654	19,348	76,669	34,873	5,217,471
Change From Unit Transactions:
• Net unit transactions	81,513	(30,450)	(3,082,434)	343,309	1,058,214	(14,092)	(1,285,951)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	81,513	(30,450)	(3,082,434)	343,309	1,058,214	(14,092)	(1,285,951)
TOTAL INCREASE (DECREASE) IN NET ASSETS	83,371	377,142	738,220	362,657	1,134,883	20,781	3,931,520
NET ASSETS AT DECEMBER 31, 2023	$83,371	$4,671,713	$39,970,780	$362,657	$1,134,883	$121,883	$48,074,294

See accompanying notes.

	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian Global Income Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$14,343,846	$41,957,256	$29,123,646	$10,392,556	$746,410	$5,938,105
Changes From Operations:
• Net investment income (loss)	(87,649)	55,025	(403,897)	97,709	7,568	(11,408)
• Net realized gain (loss) on investments	941,375	3,395,118	(678,825)	(111,380)	(3,776)	59,542
• Net change in unrealized appreciation or depreciation on investments	(3,123,870)	(6,753,303)	(3,608,148)	(1,267,352)	(94,508)	(1,186,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,270,144)	(3,303,160)	(4,690,870)	(1,281,023)	(90,716)	(1,138,291)
Change From Unit Transactions:
• Net unit transactions	(416,040)	(2,145,276)	(1,831,947)	203,681	(32,549)	(264,344)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(416,040)	(2,145,276)	(1,831,947)	203,681	(32,549)	(264,344)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,686,184)	(5,448,436)	(6,522,817)	(1,077,342)	(123,265)	(1,402,635)
NET ASSETS AT DECEMBER 31, 2022	11,657,662	36,508,820	22,600,829	9,315,214	623,145	4,535,470
Changes From Operations:
• Net investment income (loss)	40,801	67,280	(360,773)	150,029	8,745	(27,060)
• Net realized gain (loss) on investments	560,341	2,934,326	(549,127)	(28,334)	(3,876)	250,739
• Net change in unrealized appreciation or depreciation on investments	837,667	(642,790)	1,368,643	1,493,532	98,805	787,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,438,809	2,358,816	458,743	1,615,227	103,674	1,011,052
Change From Unit Transactions:
• Net unit transactions	(1,015,284)	386,262	(624,330)	(644,810)	(139,297)	(453,825)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,015,284)	386,262	(624,330)	(644,810)	(139,297)	(453,825)
TOTAL INCREASE (DECREASE) IN NET ASSETS	423,525	2,745,078	(165,587)	970,417	(35,623)	557,227
NET ASSETS AT DECEMBER 31, 2023	$12,081,187	$39,253,898	$22,435,242	$10,285,631	$587,522	$5,092,697

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP PIMCO Low Duration Bond Fund - Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Service Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$53,148,637	$6,808	$57,870,025	$84,996	$11,838,464	$869,216	$59,372,302
Changes From Operations:
• Net investment income (loss)	166,857	91	95,458	366	96,595	19,686	978,167
• Net realized gain (loss) on investments	(711,537)	(83)	(896,403)	(1,785)	171,470	(16,601)	603,382
• Net change in unrealized appreciation or depreciation on investments	(2,916,106)	(365)	(7,599,670)	(10,884)	(2,214,326)	(229,944)	(10,855,740)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,460,786)	(357)	(8,400,615)	(12,303)	(1,946,261)	(226,859)	(9,274,191)
Change From Unit Transactions:
• Net unit transactions	(3,233,885)	(514)	(4,757,190)	(5,185)	225,037	365,040	(3,487,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,233,885)	(514)	(4,757,190)	(5,185)	225,037	365,040	(3,487,107)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,694,671)	(871)	(13,157,805)	(17,488)	(1,721,224)	138,181	(12,761,298)
NET ASSETS AT DECEMBER 31, 2022	46,453,966	5,937	44,712,220	67,508	10,117,240	1,007,397	46,611,004
Changes From Operations:
• Net investment income (loss)	777,319	178	426,517	802	65,602	24,067	295,115
• Net realized gain (loss) on investments	(602,731)	(61)	(985,879)	(1,248)	123,467	(22,970)	(552,033)
• Net change in unrealized appreciation or depreciation on investments	1,196,435	130	2,072,993	2,820	669,578	75,467	5,316,969
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,371,023	247	1,513,631	2,374	858,647	76,564	5,060,051
Change From Unit Transactions:
• Net unit transactions	(2,052,832)	174	208,768	1,055	(83,207)	144,273	(4,471,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,052,832)	174	208,768	1,055	(83,207)	144,273	(4,471,326)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(681,809)	421	1,722,399	3,429	775,440	220,837	588,725
NET ASSETS AT DECEMBER 31, 2023	$45,772,157	$6,358	$46,434,619	$70,937	$10,892,680	$1,228,234	$47,199,729

See accompanying notes.

	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$14,240,715	$24,743,045	$68,089,871	$15,072,577	$80,483	$43,847,738
Changes From Operations:
• Net investment income (loss)	304,535	478,171	(218,393)	(36,216)	605	320,687
• Net realized gain (loss) on investments	90,213	2,501	3,563,348	1,576,415	7,910	1,044,612
• Net change in unrealized appreciation or depreciation on investments	(2,650,417)	(4,958,517)	(15,685,158)	(3,892,044)	(19,811)	(8,720,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,255,669)	(4,477,845)	(12,340,203)	(2,351,845)	(11,296)	(7,355,419)
Change From Unit Transactions:
• Net unit transactions	(34,975)	(513,185)	(58,917)	(117,513)	2,999	(2,334,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(34,975)	(513,185)	(58,917)	(117,513)	2,999	(2,334,927)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,290,644)	(4,991,030)	(12,399,120)	(2,469,358)	(8,297)	(9,690,346)
NET ASSETS AT DECEMBER 31, 2022	11,950,071	19,752,015	55,690,751	12,603,219	72,186	34,157,392
Changes From Operations:
• Net investment income (loss)	153,456	200,637	(216,248)	(23,891)	593	161,884
• Net realized gain (loss) on investments	189,685	113,660	9,761,514	700,034	4,418	1,000,047
• Net change in unrealized appreciation or depreciation on investments	1,422,091	2,501,117	2,558,894	1,151,303	6,030	2,680,902
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,765,232	2,815,414	12,104,160	1,827,446	11,041	3,842,833
Change From Unit Transactions:
• Net unit transactions	(925,680)	(3,287,691)	(3,721,371)	300,697	—	(1,377,372)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(925,680)	(3,287,691)	(3,721,371)	300,697	—	(1,377,372)
TOTAL INCREASE (DECREASE) IN NET ASSETS	839,552	(472,277)	8,382,789	2,128,143	11,041	2,465,461
NET ASSETS AT DECEMBER 31, 2023	$12,789,623	$19,279,738	$64,073,540	$14,731,362	$83,227	$36,622,853

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$19,898,419	$57,576	$146,657,731	$1,789,630	$15,238,010	$36,837,407	$77,349
Changes From Operations:
• Net investment income (loss)	115,793	(1,119)	(25,607)	(3,766)	(28,762)	(185,185)	390
• Net realized gain (loss) on investments	628,767	(261)	15,951,706	288,461	(148,220)	3,598,422	7,179
• Net change in unrealized appreciation or depreciation on investments	(4,043,911)	(52,597)	(45,730,091)	(595,517)	(544,686)	(11,665,480)	(24,221)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,299,351)	(53,977)	(29,803,992)	(310,822)	(721,668)	(8,252,243)	(16,652)
Change From Unit Transactions:
• Net unit transactions	(1,339,853)	138,985	16,664,448	(332,218)	(660,427)	(306,009)	3,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,339,853)	138,985	16,664,448	(332,218)	(660,427)	(306,009)	3,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,639,204)	85,008	(13,139,544)	(643,040)	(1,382,095)	(8,558,252)	(13,652)
NET ASSETS AT DECEMBER 31, 2022	15,259,215	142,584	133,518,187	1,146,590	13,855,915	28,279,155	63,697
Changes From Operations:
• Net investment income (loss)	66,030	(37,920)	(75,503)	(2,660)	233,632	(136,215)	435
• Net realized gain (loss) on investments	642,885	86,471	7,145,864	81,706	(100,324)	67,268	593
• Net change in unrealized appreciation or depreciation on investments	1,278,351	1,368,059	24,959,015	184,536	399,269	4,265,953	9,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,987,266	1,416,610	32,029,376	263,582	532,577	4,197,006	10,030
Change From Unit Transactions:
• Net unit transactions	194,267	4,648,574	1,159,911	(106,230)	1,755,144	(87,649)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	194,267	4,648,574	1,159,911	(106,230)	1,755,144	(87,649)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,181,533	6,065,184	33,189,287	157,352	2,287,721	4,109,357	10,030
NET ASSETS AT DECEMBER 31, 2023	$17,440,748	$6,207,768	$166,707,474	$1,303,942	$16,143,636	$32,388,512	$73,727

See accompanying notes.

	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class Subaccount	LVIP Structured Conservative Allocation Fund - Service Class Subaccount	LVIP Structured Moderate Allocation Fund - Service Class Subaccount	LVIP Structured Moderately Aggressive Allocation Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$57,062,032	$8,972,080	$51,665,608	$27,832,548	$117,002	$98,519
Changes From Operations:
• Net investment income (loss)	(374,453)	171,313	1,135,765	663,285	(696)	1,183
• Net realized gain (loss) on investments	1,904,126	280,153	1,945,460	1,032,163	(18,846)	10,447
• Net change in unrealized appreciation or depreciation on investments	(13,010,486)	(1,797,525)	(10,477,694)	(5,557,055)	5,568	(40,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,480,813)	(1,346,059)	(7,396,469)	(3,861,607)	(13,974)	(28,977)
Change From Unit Transactions:
• Net unit transactions	1,082,858	245,041	(3,586,032)	(2,537,676)	(103,028)	62,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,082,858	245,041	(3,586,032)	(2,537,676)	(103,028)	62,555
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,397,955)	(1,101,018)	(10,982,501)	(6,399,283)	(117,002)	33,578
NET ASSETS AT DECEMBER 31, 2022	46,664,077	7,871,062	40,683,107	21,433,265	—	132,097
Changes From Operations:
• Net investment income (loss)	(268,072)	62,376	282,099	148,490	—	406
• Net realized gain (loss) on investments	(433,837)	13,982	729,930	473,296	—	(1,997)
• Net change in unrealized appreciation or depreciation on investments	6,443,654	553,816	3,221,186	1,912,722	—	14,928
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,741,745	630,174	4,233,215	2,534,508	—	13,337
Change From Unit Transactions:
• Net unit transactions	(366,381)	(547,401)	(3,483,938)	(864,612)	—	(27,388)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(366,381)	(547,401)	(3,483,938)	(864,612)	—	(27,388)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,375,364	82,773	749,277	1,669,896	—	(14,051)
NET ASSETS AT DECEMBER 31, 2023	$52,039,441	$7,953,835	$41,432,384	$23,103,161	$—	$118,046

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$68,497	$40,256	$26,513,483	$25,557,202	$153,272	$15,451,935	$68,877,026
Changes From Operations:
• Net investment income (loss)	(3)	53	(278,187)	(327,496)	(2,086)	(26,066)	(71,833)
• Net realized gain (loss) on investments	3,814	1,379	3,543,705	2,362,393	14,951	148,018	3,092,946
• Net change in unrealized appreciation or depreciation on investments	(16,409)	(9,116)	(14,286,934)	(8,924,789)	(52,827)	(3,941,867)	(18,056,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,598)	(7,684)	(11,021,416)	(6,889,892)	(39,962)	(3,819,915)	(15,035,277)
Change From Unit Transactions:
• Net unit transactions	(3,633)	—	678,213	1,390,754	1,610	2,615,503	3,206,560
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,633)	—	678,213	1,390,754	1,610	2,615,503	3,206,560
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,231)	(7,684)	(10,343,203)	(5,499,138)	(38,352)	(1,204,412)	(11,828,717)
NET ASSETS AT DECEMBER 31, 2022	52,266	32,572	16,170,280	20,058,064	114,920	14,247,523	57,048,309
Changes From Operations:
• Net investment income (loss)	(52)	31	(297,731)	(327,060)	(2,044)	(37,861)	(30,900)
• Net realized gain (loss) on investments	2,645	1,358	110,800	(465,408)	(84)	(172,166)	(54,917)
• Net change in unrealized appreciation or depreciation on investments	4,286	4,224	7,380,447	4,558,554	24,056	2,236,245	7,346,900
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,879	5,613	7,193,516	3,766,086	21,928	2,026,218	7,261,083
Change From Unit Transactions:
• Net unit transactions	(3,646)	—	(317,351)	457,089	(2,163)	870,139	(1,947,052)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,646)	—	(317,351)	457,089	(2,163)	870,139	(1,947,052)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,233	5,613	6,876,165	4,223,175	19,765	2,896,357	5,314,031
NET ASSETS AT DECEMBER 31, 2023	$55,499	$38,185	$23,046,445	$24,281,239	$134,685	$17,143,880	$62,362,340

See accompanying notes.

	LVIP Vanguard Bond Allocation Fund - Service Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington SMID Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$82,045,903	$6,143	$29,278,165	$19,598,100	$17,367,329	$8,580,919
Changes From Operations:
• Net investment income (loss)	157,360	76	(138,472)	146,783	(165,702)	(80,689)
• Net realized gain (loss) on investments	900,963	40	1,041,171	(11,824)	1,761,004	1,143,479
• Net change in unrealized appreciation or depreciation on investments	(13,146,125)	(979)	(6,787,257)	(3,672,037)	(7,395,886)	(2,045,904)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,087,802)	(863)	(5,884,558)	(3,537,078)	(5,800,584)	(983,114)
Change From Unit Transactions:
• Net unit transactions	(1,672,678)	7	180,283	753,942	(2,055,577)	(124,682)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,672,678)	7	180,283	753,942	(2,055,577)	(124,682)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,760,480)	(856)	(5,704,275)	(2,783,136)	(7,856,161)	(1,107,796)
NET ASSETS AT DECEMBER 31, 2022	68,285,423	5,287	23,573,890	16,814,964	9,511,168	7,473,123
Changes From Operations:
• Net investment income (loss)	1,136,937	150	(112,155)	232,992	(152,793)	(58,401)
• Net realized gain (loss) on investments	(1,192,898)	(50)	1,198,906	(980)	(34,623)	1,148,039
• Net change in unrealized appreciation or depreciation on investments	3,000,053	189	4,278,742	1,975,817	3,583,689	100,293
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,944,092	289	5,365,493	2,207,829	3,396,273	1,189,931
Change From Unit Transactions:
• Net unit transactions	4,041,002	314	(1,140,174)	(726,146)	(464,162)	905,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,041,002	314	(1,140,174)	(726,146)	(464,162)	905,502
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,985,094	603	4,225,319	1,481,683	2,932,111	2,095,433
NET ASSETS AT DECEMBER 31, 2023	$75,270,517	$5,890	$27,799,209	$18,296,647	$12,443,279	$9,568,556

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Western Asset Core Bond Fund - Service Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Total Return Series - Service Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$34,932,572	$103,133	$18,343,189	$176,784	$8,957,118	$230,018	$11,547,467
Changes From Operations:
• Net investment income (loss)	414,550	(1,122)	(219,621)	516	5,978	1,264	109,074
• Net realized gain (loss) on investments	(788,490)	9,327	1,461,573	13,739	935,821	22,625	513,993
• Net change in unrealized appreciation or depreciation on investments	(5,922,581)	(41,955)	(7,428,895)	(33,287)	(1,962,551)	(23,420)	(1,062,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,296,521)	(33,750)	(6,186,943)	(19,032)	(1,020,752)	469	(439,256)
Change From Unit Transactions:
• Net unit transactions	1,598,020	2,670	624,667	(3,147)	734,207	(73,526)	(857,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,598,020	2,670	624,667	(3,147)	734,207	(73,526)	(857,515)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,698,501)	(31,080)	(5,562,276)	(22,179)	(286,545)	(73,057)	(1,296,771)
NET ASSETS AT DECEMBER 31, 2022	30,234,071	72,053	12,780,913	154,605	8,670,573	156,961	10,250,696
Changes From Operations:
• Net investment income (loss)	3,012,873	(1,154)	(214,599)	1,040	33,624	3,244	166,391
• Net realized gain (loss) on investments	(577,905)	6,588	963,387	5,777	280,100	8,501	623,609
• Net change in unrealized appreciation or depreciation on investments	(987,458)	18,467	3,408,343	6,553	435,671	(17,454)	(1,173,825)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,447,510	23,901	4,157,131	13,370	749,395	(5,709)	(383,825)
Change From Unit Transactions:
• Net unit transactions	2,763,125	(4,312)	(1,350,796)	(9,458)	110,109	(13,667)	(708,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,763,125	(4,312)	(1,350,796)	(9,458)	110,109	(13,667)	(708,647)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,210,635	19,589	2,806,335	3,912	859,504	(19,376)	(1,092,472)
NET ASSETS AT DECEMBER 31, 2023	$34,444,706	$91,642	$15,587,248	$158,517	$9,530,077	$137,585	$9,158,224

See accompanying notes.

	MFS® VIT II Core Equity Portfolio - Service Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Service Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Morgan Stanley VIF Growth Portfolio - Class II Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT All Asset Portfolio - Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$29,354	$2,072,093	$687,033	$39,621	$1,908,622	$143,853
Changes From Operations:
• Net investment income (loss)	(400)	(11,111)	9,542	(281)	(17,085)	10,817
• Net realized gain (loss) on investments	2,398	70,264	31,947	19,966	289,058	8,769
• Net change in unrealized appreciation or depreciation on investments	(7,862)	(582,715)	(103,233)	(52,497)	(470,909)	(41,146)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,864)	(523,562)	(61,744)	(32,812)	(198,936)	(21,560)
Change From Unit Transactions:
• Net unit transactions	(7,076)	177,089	(62,475)	23,699	(244,248)	81,414
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,076)	177,089	(62,475)	23,699	(244,248)	81,414
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,940)	(346,473)	(124,219)	(9,113)	(443,184)	59,854
NET ASSETS AT DECEMBER 31, 2022	16,414	1,725,620	562,814	30,508	1,465,438	203,707
Changes From Operations:
• Net investment income (loss)	(233)	(12,542)	6,013	(306)	(8,433)	3,537
• Net realized gain (loss) on investments	1,100	168,151	64,167	(5,174)	92,340	(2,247)
• Net change in unrealized appreciation or depreciation on investments	2,029	118,256	(53,929)	22,313	34,414	12,332
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,896	273,865	16,251	16,833	118,321	13,622
Change From Unit Transactions:
• Net unit transactions	(4,504)	(134,739)	(52,539)	254	(283,125)	2,797
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,504)	(134,739)	(52,539)	254	(283,125)	2,797
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,608)	139,126	(36,288)	17,087	(164,804)	16,419
NET ASSETS AT DECEMBER 31, 2023	$14,806	$1,864,746	$526,526	$47,595	$1,300,634	$220,126

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class Subaccount	Putnam VT George Putnam Balanced Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Income Fund - Class IB Subaccount	Putnam VT Large Cap Value Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2022	$4,527,568	$452,617	$156,076	$9,571,464	$1,591,077	$615,321	$3,079,485
Changes From Operations:
• Net investment income (loss)	999,911	5,709	4,652	(50,004)	(11,481)	25,927	(19,666)
• Net realized gain (loss) on investments	(64,320)	39,175	(381)	547,316	147,872	(14,752)	325,668
• Net change in unrealized appreciation or depreciation on investments	(563,545)	(78,957)	(30,538)	(2,245,537)	(219,112)	(98,964)	(251,628)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	372,046	(34,073)	(26,267)	(1,748,225)	(82,721)	(87,789)	54,374
Change From Unit Transactions:
• Net unit transactions	(544,367)	(21,832)	(96)	(1,212)	397,077	(49,204)	7,704,600
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(544,367)	(21,832)	(96)	(1,212)	397,077	(49,204)	7,704,600
TOTAL INCREASE (DECREASE) IN NET ASSETS	(172,321)	(55,905)	(26,363)	(1,749,437)	314,356	(136,993)	7,758,974
NET ASSETS AT DECEMBER 31, 2022	4,355,247	396,712	129,713	7,822,027	1,905,433	478,328	10,838,459
Changes From Operations:
• Net investment income (loss)	577,449	9,058	5,684	(16,040)	(12,662)	23,154	75,017
• Net realized gain (loss) on investments	(210,250)	(7,314)	(15,446)	(75,664)	127,678	(6,324)	645,628
• Net change in unrealized appreciation or depreciation on investments	(754,297)	19,628	21,782	1,442,485	19,740	1,886	829,407
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(387,098)	21,372	12,020	1,350,781	134,756	18,716	1,550,052
Change From Unit Transactions:
• Net unit transactions	(354,922)	(20,082)	(77,056)	(693,426)	(456,846)	13,699	(165,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(354,922)	(20,082)	(77,056)	(693,426)	(456,846)	13,699	(165,230)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(742,020)	1,290	(65,036)	657,355	(322,090)	32,415	1,384,822
NET ASSETS AT DECEMBER 31, 2023	$3,613,227	$398,002	$64,677	$8,479,382	$1,583,343	$510,743	$12,223,281

See accompanying notes.

	Putnam VT Multi-Asset Absolute Return Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 4 Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount	VanEck VIP Global Resources Fund - Class S Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$257,956	$160,773	$5,032,854	$1,997,131	$1,413,702	$593,781
Changes From Operations:
• Net investment income (loss)	123	2,928	(77,627)	(20,907)	(18,574)	1,516
• Net realized gain (loss) on investments	(2,266)	(3,875)	(288,150)	(44,911)	(28,506)	20,483
• Net change in unrealized appreciation or depreciation on investments	(473)	(16,473)	52,935	(50,440)	(131,321)	4,841
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,616)	(17,420)	(312,842)	(116,258)	(178,401)	26,840
Change From Unit Transactions:
• Net unit transactions	17,115	22,308	(813,166)	(151,781)	(124,845)	77,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,115	22,308	(813,166)	(151,781)	(124,845)	77,965
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,499	4,888	(1,126,008)	(268,039)	(303,246)	104,805
NET ASSETS AT DECEMBER 31, 2022	272,455	165,661	3,906,846	1,729,092	1,110,456	698,586
Changes From Operations:
• Net investment income (loss)	11,370	4,267	(64,881)	(19,688)	18,660	8,543
• Net realized gain (loss) on investments	(32,323)	399	(197,310)	(63,426)	(13,293)	5,702
• Net change in unrealized appreciation or depreciation on investments	23,626	30,218	300,518	104,355	196,046	(54,197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,673	34,884	38,327	21,241	201,413	(39,952)
Change From Unit Transactions:
• Net unit transactions	(275,128)	14,038	(335,517)	(152,027)	(105,115)	(23,166)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(275,128)	14,038	(335,517)	(152,027)	(105,115)	(23,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(272,455)	48,922	(297,190)	(130,786)	96,298	(63,118)
NET ASSETS AT DECEMBER 31, 2023	$—	$214,583	$3,609,656	$1,598,306	$1,206,754	$635,468

Lincoln New York Account N For Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$257,986
Changes From Operations:
• Net investment income (loss)	4,852
• Net realized gain (loss) on investments	(1,632)
• Net change in unrealized appreciation or depreciation on investments	(30,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,621)
Change From Unit Transactions:
• Net unit transactions	(9,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,627)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,248)
NET ASSETS AT DECEMBER 31, 2022	220,738
Changes From Operations:
• Net investment income (loss)	37,751
• Net realized gain (loss) on investments	(1,846)
• Net change in unrealized appreciation or depreciation on investments	13,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,845
Change From Unit Transactions:
• Net unit transactions	695,288
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	695,288
TOTAL INCREASE (DECREASE) IN NET ASSETS	745,133
NET ASSETS AT DECEMBER 31, 2023	$965,871

See accompanying notes.

Lincoln New York Account N For Variable Annuities

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Advisory
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share	• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Fusion
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln Core Income
• Lincoln InvestmentSolutions
• Lincoln Investor Advantage Advisory
• Lincoln Investor Advantage B Share
• Lincoln Investor Advantage C Share
• Lincoln Investor Advantage Fee-Based

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred fifty-six available mutual funds (the Funds) of thirty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares**

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. American Franchise Fund - Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares**

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares

Invesco V.I. Comstock Fund - Series I Shares**

Invesco V.I. Comstock Fund - Series II Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series II Shares**

Invesco V.I. Diversified Dividend Fund - Series I Shares**

Invesco V.I. Diversified Dividend Fund - Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares**

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares

Invesco V.I. Equity and Income Fund - Series I Shares**

Invesco V.I. Equity and Income Fund - Series II Shares

Invesco V.I. EQV International Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series II Shares

Invesco V.I. Global Fund - Series II Shares

Invesco V.I. Main Street Small Cap Fund® - Series I Shares**

Invesco V.I. Main Street Small Cap Fund® - Series II Shares

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

AllianceBernstein Variable Products Series Fund:

AB VPS Discovery Value Portfolio - Class A**

AB VPS Discovery Value Portfolio - Class B

AB VPS International Value Portfolio - Class A**

AB VPS International Value Portfolio - Class B**

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Relative Value Portfolio - Class A**

AB VPS Relative Value Portfolio - Class B**

AB VPS Sustainable Global Thematic Portfolio - Class A**

AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:

ALPS Global Opportunity Portfolio - Class I**

ALPS Global Opportunity Portfolio - Class III

ALPS/Alerian Energy Infrastructure Portfolio - Class I**

ALPS/Alerian Energy Infrastructure Portfolio - Class III

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I**

American Century VP Balanced Fund - Class II

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II**

American Century VP Large Company Value Fund - Class I

American Century VP Large Company Value Fund - Class II

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 1A**

American Funds Asset Allocation Fund - Class 4

American Funds Capital Income Builder® - Class 1

American Funds Capital Income Builder® - Class 1A**

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Bond Fund - Class 1A**

American Funds Capital World Growth and Income Fund - Class 1

American Funds Capital World Growth and Income Fund - Class 1A**

American Funds Global Balanced Fund - Class 1**

American Funds Global Balanced Fund - Class 1A**

American Funds Global Balanced Fund - Class 4**

American Funds Global Growth Fund - Class 1**

American Funds Global Growth Fund - Class 1A**

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1A**

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 1A**

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 1A**

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Trust - Class 1**

American Funds High-Income Trust - Class 1A**

American Funds International Fund - Class 1

American Funds International Fund - Class 1A**

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 1A**

American Funds Managed Risk Asset Allocation Fund - Class P1**

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1**

American Funds Managed Risk Growth-Income Fund - Class P1**

American Funds Managed Risk International Fund - Class P1**

American Funds Managed Risk Washington Mutual Investors Fund - Class P1**

American Funds Mortgage Fund - Class 1

American Funds Mortgage Fund - Class 1A**

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 1A**

American Funds New World Fund® - Class 4

American Funds The Bond Fund of America - Class 1

American Funds The Bond Fund of America - Class 1A**

American Funds U.S. Government Securities Fund - Class 1**

American Funds U.S. Government Securities Fund - Class 1A**

American Funds Washington Mutual Investors Fund - Class 1

American Funds Washington Mutual Investors Fund - Class 1A**

American Funds Washington Mutual Investors Fund - Class 4

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 1**

Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 1**

Columbia VP Commodity Strategy Fund - Class 2

Columbia VP Emerging Markets Bond Fund - Class 1**

Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class**

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Equity 500 Index VIP Portfolio - Class B**

DWS Small Cap Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - ADV Class**

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Balanced Portfolio - Initial Class**

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class**

Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2**

Fidelity® VIP Consumer Staples Portfolio - Initial Class**

Fidelity® VIP Consumer Staples Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class**

Fidelity® VIP Contrafund® Portfolio - Service Class**

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Financials Portfolio - Initial Class**

Fidelity® VIP Financials Portfolio - Service Class 2**

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class**

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Initial Class**

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Service Class**

Fidelity® VIP Overseas Portfolio - Service Class 2**

Fidelity® VIP Strategic Income Portfolio - Initial Class**

Fidelity® VIP Strategic Income Portfolio - Service Class 2

Fidelity® VIP Technology Portfolio - Initial Class**

Fidelity® VIP Technology Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Hedged Equity Portfolio - Class I

First Trust Capital Strength Portfolio - Class I

First Trust Capital Strength Portfolio - Class II**

First Trust Dorsey Wright Tactical Core Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class II**

First Trust Growth Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class II**

First Trust Multi Income Allocation Portfolio - Class I

First Trust Multi Income Allocation Portfolio - Class II**

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II**

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 1**

Franklin Allocation VIP Fund - Class 4

Franklin Income VIP Fund - Class 1**

Franklin Income VIP Fund - Class 2

Franklin Income VIP Fund - Class 4

Franklin Mutual Shares VIP Fund - Class 1**

Franklin Mutual Shares VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 4

Franklin Rising Dividends VIP Fund - Class 1**

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small Cap Value VIP Fund - Class 1**

Franklin Small Cap Value VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1**

Franklin Small-Mid Cap Growth VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1**

Templeton Foreign VIP Fund - Class 4

Templeton Global Bond VIP Fund - Class 1**

Templeton Global Bond VIP Fund - Class 2

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1**

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Institutional Shares**

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Large Cap Value Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares**

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IA**

Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:

Delaware Ivy VIP Asset Strategy Portfolio - Class I**

Delaware Ivy VIP Asset Strategy Portfolio - Class II

Delaware Ivy VIP Energy Portfolio - Class I**

Delaware Ivy VIP Energy Portfolio - Class II

Delaware Ivy VIP High Income Portfolio - Class I**

Delaware Ivy VIP High Income Portfolio - Class II

Delaware Ivy VIP Mid Cap Growth Portfolio - Class I**

Delaware Ivy VIP Mid Cap Growth Portfolio - Class II

Delaware Ivy VIP Science and Technology Portfolio - Class I**

Delaware Ivy VIP Science and Technology Portfolio - Class II

Delaware Ivy VIP Small Cap Growth Portfolio - Class I**

Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I**

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class I**

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I**

ClearBridge Variable Mid Cap Portfolio - Class II

Franklin Multi-Asset Variable Conservative Growth - Class I**

Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:

Lincoln Hedged Nasdaq-100 Fund - Service Class**

Lincoln Hedged Nasdaq-100 Fund 2 - Service Class**

Lincoln Hedged S&P 500 Conservative Fund - Service Class**

Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class**

Lincoln Hedged S&P 500 Fund - Service Class**

Lincoln Hedged S&P 500 Fund 2 - Service Class**

Lincoln Nasdaq-100 Buffer Fund Jun - Service Class**

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class**

Lincoln Opportunistic Hedged Equity Fund - Service Class**

Lincoln Opportunistic Hedged Equity Fund - Standard Class**

Lincoln S&P 500 Buffer Fund Feb - Service Class**

Lincoln S&P 500 Buffer Fund May - Service Class**

Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class**

Lincoln S&P 500 Ultra Buffer Fund May - Service Class**

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class**

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Fund - Service Class II

LVIP American Global Small Capitalization Fund - Service Class II

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class**

LVIP American Growth Fund - Service Class II

LVIP American Growth-Income Fund - Service Class II

LVIP American Income Allocation Fund - Standard Class**

LVIP American International Fund - Service Class II

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class**

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class**

LVIP BlackRock Global Allocation Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Real Estate Fund - Service Class

LVIP BlackRock Real Estate Fund - Standard Class**

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Channing Small Cap Value Fund - Service Class

LVIP Channing Small Cap Value Fund - Standard Class**

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class**

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class

LVIP Delaware U.S. Growth Fund - Standard Class**

LVIP Delaware U.S. REIT Fund - Service Class

LVIP Delaware U.S. REIT Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class

LVIP Dimensional International Core Equity Fund - Standard Class**

LVIP Dimensional International Equity Managed Volatility Fund - Service Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class**

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class**

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class**

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class**

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan Core Bond Fund - Service Class

LVIP JPMorgan Core Bond Fund - Standard Class**

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class**

LVIP JPMorgan Mid Cap Value Fund - Service Class

LVIP JPMorgan Mid Cap Value Fund - Standard Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**

LVIP JPMorgan Small Cap Core Fund - Service Class

LVIP JPMorgan Small Cap Core Fund - Standard Class**

LVIP JPMorgan U.S. Equity Fund - Service Class

LVIP JPMorgan U.S. Equity Fund - Standard Class**

LVIP Loomis Sayles Global Growth Fund - Service Class

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Equity Managed Volatility Fund - Service Class

LVIP MFS International Equity Managed Volatility Fund - Standard Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class**

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class**

LVIP Mondrian Global Income Fund - Service Class

LVIP Mondrian Global Income Fund - Standard Class**

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**

LVIP PIMCO Low Duration Bond Fund - Service Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class**

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class**

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class**

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Large Cap Managed Volatility Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**

LVIP SSGA Nasdaq-100 Index Fund - Service Class

LVIP SSGA Nasdaq-100 Index Fund - Standard Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class**

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class**

LVIP Structured Conservative Allocation Fund - Service Class

LVIP Structured Conservative Allocation Fund - Standard Class**

LVIP Structured Moderate Allocation Fund - Service Class

LVIP Structured Moderate Allocation Fund - Standard Class**

LVIP Structured Moderately Aggressive Allocation Fund - Service Class

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class**

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class**

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Bond Allocation Fund - Service Class

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class**

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class**

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class**

LVIP Wellington SMID Cap Value Fund - Service Class

LVIP Wellington SMID Cap Value Fund - Standard Class**

LVIP Western Asset Core Bond Fund - Service Class

LVIP Western Asset Core Bond Fund - Standard Class**

Lord Abbett Series Fund, Inc.:

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC

Lord Abbett Series Fund Developing Growth Portfolio - Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Service Class

MFS® VIT II International Intrinsic Value Portfolio - Initial Class**

MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class I**

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Morgan Stanley VIF Growth Portfolio - Class II

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Service Class Shares**

TOPS® Moderate Growth ETF Portfolio - Service Class Shares**

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class

PIMCO VIT All Asset Portfolio - Institutional Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class**

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Institutional Class**

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class**

Putnam Variable Trust:

Putnam VT George Putnam Balanced Fund - Class IA**

Putnam VT George Putnam Balanced Fund - Class IB

Putnam VT Global Health Care Fund - Class IA**

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IA**

Putnam VT Income Fund - Class IB

Putnam VT Large Cap Value Fund - Class IA**

Putnam VT Large Cap Value Fund - Class IB

Putnam VT Sustainable Future Fund - Class IA**

Putnam VT Sustainable Future Fund - Class IB**

Putnam VT Sustainable Leaders Fund - Class IA**

Putnam VT Sustainable Leaders Fund - Class IB**

Rydex Variable Trust:

Guggenheim VT Long Short Equity

Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:

VanEck VIP Global Resources Fund - Class S Shares

VanEck VIP Global Resources Fund - Initial Class Shares**

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2023

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2022, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2022, the 2022 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	LVIP Channing Small Cap Value Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	LVIP Channing Small Cap Value Fund - Standard Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Putnam VT Sustainable Future Fund - Class IB
LVIP BlackRock Global Allocation Fund - Service Class	Putnam VT Sustainable Leaders Fund - Class IB
LVIP BlackRock Global Allocation Fund - Standard Class

Also during 2022, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A
AB VPS Global Thematic Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B
Invesco V.I. International Growth Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. International Growth Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series II Shares

Also during 2022, the following fund substitutions occurred:

Previous Fund Name	New Fund Name
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class
BlackRock Global Allocation V.I. Fund - Class III	LVIP BlackRock Global Allocation Fund - Service Class

Also during 2022, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Also during 2022, the following funds ceased to be available as investment options to Variable Account contract owners:

Lincoln iShares® Fixed Income Allocation Fund - Standard Class	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
Lincoln iShares® Global Growth Allocation Fund - Standard Class

During 2023, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2023, the 2023 statement of operations and statements of

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2023:

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	First Trust Growth Strength Portfolio - Class I
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	Lincoln Opportunistic Hedged Equity Fund - Service Class
Fidelity® VIP Consumer Staples Portfolio - Initial Class	Lincoln Opportunistic Hedged Equity Fund - Standard Class
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	LVIP JPMorgan Mid Cap Value Fund - Service Class
Fidelity® VIP Financials Portfolio - Initial Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
Fidelity® VIP Financials Portfolio - Service Class 2	LVIP JPMorgan Small Cap Core Fund - Service Class
Fidelity® VIP Technology Portfolio - Initial Class	LVIP JPMorgan U.S. Equity Fund - Service Class
Fidelity® VIP Technology Portfolio - Service Class 2	Putnam VT Sustainable Future Fund - Class IA
First Trust Capital Strength Hedged Equity Portfolio - Class I	Putnam VT Sustainable Leaders Fund - Class IA

Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following funds were affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	LVIP JPMorgan Core Bond Fund - Standard Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	LVIP JPMorgan U.S. Equity Fund - Standard Class

Also during 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Small/Mid Cap Value Portfolio - Class B	AB VPS Discovery Value Portfolio - Class B
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class B	AB VPS Relative Value Portfolio - Class B
ALPS/Red Rocks Global Opportunity Portfolio - Class I	ALPS Global Opportunity Portfolio - Class I
ALPS/Red Rocks Global Opportunity Portfolio - Class III	ALPS Global Opportunity Portfolio - Class III
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	Lincoln Hedged Nasdaq-100 Fund 2 - Service Class
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund Nov - Service Class	Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class
Lincoln S&P 500 Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	Lincoln Hedged S&P 500 Fund 2 - Service Class
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Service Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class

Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	JPMorgan Insurance Trust Income Builder Portfolio - Class 2
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	Putnam VT Multi-Asset Absolute Return Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IB

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the thirty-one contract types within the Variable Account:

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)

•  Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis) For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis)

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis)

•  Lincoln ChoicePlus II at a daily rate of .0034247% to .0082192% (1.25% to 3.00% on an annual basis)

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)

•  Lincoln Core Income at a daily rate of .0015068% to .0031507% (.55% to 1.15% on an annual basis)

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)

•  Lincoln Investor Advantage Advisory at a daily rate of .0002740% to .0013699% (.10% to .50% on an annual basis)

•  Lincoln Investor Advantage B Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis)

•  Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2023 and 2022 were $27,511,555 and $27,235,490, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2023 and 2022, sales charges amounted to $1,973 and $3,250, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Discovery Value Portfolio - Class B
	2023		0.10%	3.25%	$14.79	$59.90	315,449	$11,293,079	13.13%	16.75%	0.81%
	2022		0.10%	3.25%	13.03	52.08	335,666	10,488,190	-18.51%	-15.90%	0.84%
	2021		0.10%	3.25%	15.94	62.87	354,316	13,307,885	31.27%	34.77%	0.62%
	2020		0.65%	3.25%	12.10	47.11	327,609	9,450,472	-0.04%	2.39%	0.80%
	2019		0.65%	3.05%	12.09	46.45	333,600	9,849,487	16.41%	19.11%	0.33%
AB VPS Large Cap Growth Portfolio - Class B
	2023		1.40%	2.10%	28.53	66.84	5,949	204,827	31.99%	32.92%	0.00%
	2022		1.40%	2.10%	21.52	50.38	6,568	178,021	-30.17%	-29.68%	0.00%
	2021		1.40%	2.10%	30.68	71.78	13,459	522,623	26.48%	26.86%	0.00%
	2020		1.40%	1.70%	24.25	56.71	14,686	420,111	32.87%	33.27%	0.00%
	2019		1.40%	1.70%	18.24	42.64	15,300	332,252	32.10%	32.50%	0.00%
AB VPS Sustainable Global Thematic Portfolio - Class B
	2023		1.10%	2.70%	12.18	39.71	98,072	2,719,052	12.62%	14.44%	0.03%
	2022		0.80%	2.80%	10.67	34.88	104,034	2,553,762	-29.18%	-27.75%	0.00%
	2021		0.80%	2.80%	14.86	48.66	104,337	3,559,563	19.20%	21.61%	0.00%
	2020		0.80%	2.80%	12.30	40.34	109,302	3,080,003	35.24%	38.00%	0.44%
	2019		0.80%	2.80%	8.97	29.47	119,169	2,466,032	26.19%	28.78%	0.16%
ALPS Global Opportunity Portfolio - Class III
	2023		0.95%	1.50%	13.88	17.20	34,786	535,701	26.88%	27.58%	0.00%
	2022		0.95%	1.50%	11.13	13.50	34,874	419,424	-29.97%	-29.58%	12.85%
	2021		0.95%	1.50%	15.80	19.21	30,815	535,419	22.09%	22.76%	4.58%
	2020		0.95%	1.50%	12.87	15.67	29,156	417,813	7.62%	8.22%	11.59%
	2019		0.95%	1.50%	11.89	14.50	28,374	398,669	37.76%	38.52%	0.00%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ALPS/Alerian Energy Infrastructure Portfolio - Class III
	2023		0.10%	1.50%	$10.43	$14.50	87,939	$1,157,352	12.21%	13.79%	2.96%
	2022		0.95%	1.50%	9.30	11.86	96,230	1,101,178	15.58%	16.21%	4.80%
	2021		0.95%	1.50%	8.05	10.21	64,876	610,458	35.72%	36.47%	1.28%
	2020		0.95%	1.50%	5.93	7.48	32,069	204,647	-26.24%	-25.84%	2.88%
	2019		0.95%	1.50%	8.04	8.22	33,932	290,601	18.62%	19.10%	2.11%
ALPS/Stadion Core ETF Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.14%
ALPS/Stadion Tactical Growth Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.26%
American Century VP Balanced Fund - Class II
	2023		0.30%	2.85%	11.92	16.05	818,800	12,452,516	12.86%	15.77%	1.72%
	2022		0.30%	2.95%	12.03	13.93	756,082	9,982,900	-19.87%	-17.72%	0.95%
	2021		0.30%	2.95%	15.02	17.00	817,491	13,322,295	12.12%	15.13%	0.47%
	2020		0.30%	2.95%	13.39	14.83	802,795	11,480,655	9.01%	11.93%	0.94%
	2019		0.30%	2.95%	12.29	13.31	785,165	10,161,069	15.92%	18.49%	1.31%
American Century VP Large Company Value Fund - Class I
	2023		0.65%	0.65%	15.49	15.49	480	7,434	3.21%	3.21%	2.61%
	2022		0.65%	0.65%	15.01	15.01	746	11,195	-0.91%	-0.91%	2.08%
	2021		0.65%	0.65%	15.14	15.14	1,007	15,253	20.92%	20.92%	1.39%
	2020		0.65%	0.65%	12.52	12.52	1,242	15,559	1.95%	1.95%	1.74%
	2019	6/6/19	0.65%	0.65%	12.28	12.28	1,358	16,676	11.49%	11.49%	1.26%
American Century VP Large Company Value Fund - Class II
	2023		0.30%	3.25%	12.91	15.70	566,326	8,167,001	0.46%	3.46%	2.44%
	2022		0.95%	3.25%	12.85	14.47	577,077	8,157,896	-3.64%	-1.40%	2.01%
	2021		0.95%	3.25%	13.34	14.70	366,801	5,251,732	17.64%	20.38%	1.29%
	2020		0.95%	3.25%	11.34	12.24	320,133	3,825,795	-0.79%	1.52%	1.62%
	2019		0.30%	3.25%	11.43	12.35	241,346	2,858,203	23.24%	26.93%	1.88%
American Funds Asset Allocation Fund - Class 1
	2023		0.65%	0.65%	26.44	26.44	249	6,586	13.81%	13.81%	2.50%
	2022		0.65%	0.65%	23.23	23.23	246	5,712	-13.76%	-13.76%	2.10%
	2021		0.65%	0.65%	26.94	26.94	261	7,024	14.67%	14.67%	1.78%
	2020		0.65%	0.65%	23.49	23.49	267	6,269	11.99%	11.99%	1.97%
	2019		0.65%	0.65%	20.98	20.98	252	5,281	20.74%	20.74%	2.17%
American Funds Asset Allocation Fund - Class 4
	2023		0.50%	1.65%	13.38	18.32	1,256,975	18,851,897	12.16%	13.46%	2.08%
	2022		0.50%	1.65%	11.89	16.15	1,182,637	15,887,052	-15.08%	-14.09%	1.73%
	2021		0.50%	1.65%	13.96	18.80	1,050,974	16,947,189	12.96%	14.27%	1.36%
	2020		0.50%	1.65%	12.33	15.95	996,743	14,369,688	10.32%	11.10%	1.52%
	2019		0.95%	1.65%	11.14	14.38	884,191	11,705,292	18.95%	19.78%	1.98%
American Funds Capital Income Builder® - Class 1
	2023		0.65%	0.65%	14.77	14.77	466	6,887	8.57%	8.57%	2.95%
	2022		0.65%	0.65%	13.60	13.60	725	9,859	-7.50%	-7.50%	2.87%
	2021		0.65%	0.65%	14.70	14.70	979	14,391	14.56%	14.56%	2.87%
	2020		0.65%	0.65%	12.83	12.83	1,207	15,494	3.97%	3.97%	3.13%
	2019		0.65%	0.65%	12.34	12.34	1,319	16,286	17.39%	17.39%	3.15%
American Funds Capital Income Builder® - Class 4
	2023		0.95%	1.65%	12.34	13.47	249,387	3,200,165	6.98%	7.73%	2.93%
	2022		0.95%	1.65%	11.50	12.52	181,217	2,175,469	-8.89%	-8.25%	2.55%
	2021		0.95%	1.65%	12.59	13.67	164,932	2,175,529	12.80%	13.60%	2.59%
	2020		0.95%	1.65%	11.12	12.05	149,343	1,748,252	2.41%	3.13%	2.68%
	2019		0.95%	1.65%	10.90	11.70	153,990	1,762,034	15.69%	16.52%	2.65%
American Funds Capital World Bond Fund - Class 1
	2023		0.65%	0.65%	10.30	10.30	579	5,967	5.70%	5.70%	0.00%
	2022		0.65%	0.65%	9.75	9.75	547	5,333	-17.97%	-17.97%	0.29%
	2021		0.65%	0.65%	11.88	11.88	518	6,151	-5.35%	-5.35%	0.31%
	2020		0.65%	0.65%	12.55	12.55	7,324	91,933	9.46%	9.46%	1.56%
	2019		0.65%	0.65%	11.47	11.47	6,100	69,960	7.38%	7.38%	1.92%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Capital World Growth and Income Fund - Class 1
	2023		0.65%	0.65%	$26.25	$26.25	3,122	$81,938	20.43%	20.43%	2.12%
	2022		0.65%	0.65%	21.80	21.80	3,122	68,042	-17.67%	-17.67%	2.79%
	2021		0.65%	0.65%	26.47	26.47	2,525	66,839	14.28%	14.28%	1.96%
	2020		0.65%	0.65%	23.16	23.16	2,140	49,568	8.32%	8.32%	1.72%
	2019		0.65%	0.65%	21.39	21.39	1,459	31,202	30.54%	30.54%	1.90%
American Funds Global Growth Fund - Class 2
	2023		0.75%	3.15%	24.64	49.56	217,415	9,029,595	18.80%	21.69%	0.89%
	2022		0.75%	3.15%	20.74	40.93	239,302	8,375,192	-27.08%	-25.30%	0.66%
	2021		0.75%	3.15%	28.45	55.07	256,489	12,126,577	12.81%	15.55%	0.33%
	2020		0.75%	3.15%	25.22	47.90	278,165	11,564,831	26.42%	29.49%	0.34%
	2019		0.75%	3.15%	19.95	37.18	331,233	10,804,668	31.08%	34.27%	1.07%
American Funds Global Growth Fund - Class 4
	2023		0.10%	1.65%	15.02	22.22	373,403	7,245,190	20.29%	22.17%	0.70%
	2022		0.10%	1.65%	12.45	18.37	379,445	6,063,882	-26.15%	-24.99%	0.47%
	2021		0.10%	1.65%	16.81	24.74	295,553	6,684,150	14.24%	15.16%	0.21%
	2020		0.85%	1.65%	14.82	21.54	275,112	5,513,911	28.04%	29.06%	0.16%
	2019		0.85%	1.65%	11.50	16.73	235,541	3,807,978	32.67%	33.60%	0.96%
American Funds Global Small Capitalization Fund - Class 1
	2023		0.65%	0.65%	33.42	33.42	1,985	66,330	15.70%	15.70%	0.49%
	2022		0.65%	0.65%	28.88	28.88	1,985	57,328	-29.83%	-29.83%	0.00%
	2021		0.65%	0.65%	41.16	41.16	1,887	77,681	6.28%	6.28%	0.00%
	2020		0.65%	0.65%	38.73	38.73	1,543	59,777	29.21%	29.21%	0.20%
	2019		0.65%	0.65%	29.98	29.98	1,296	38,842	30.99%	30.99%	0.44%
American Funds Global Small Capitalization Fund - Class 2
	2023		0.65%	2.85%	11.38	52.26	186,331	5,761,797	12.91%	15.42%	0.26%
	2022		0.65%	3.00%	15.52	45.71	201,187	5,488,299	-31.64%	-30.01%	0.00%
	2021		0.65%	3.00%	22.70	65.94	203,356	8,132,210	3.58%	6.05%	0.00%
	2020		0.65%	3.00%	21.91	62.77	230,506	8,746,002	25.89%	28.88%	0.17%
	2019		0.65%	3.00%	17.41	49.17	264,030	7,779,757	27.63%	30.67%	0.15%
American Funds Global Small Capitalization Fund - Class 4
	2023		0.10%	1.65%	11.55	16.62	69,212	992,567	13.89%	15.67%	0.03%
	2022		0.10%	1.65%	10.11	14.37	57,234	716,309	-30.84%	-29.76%	0.00%
	2021		0.10%	1.65%	14.79	20.45	49,975	906,053	4.84%	6.32%	0.00%
	2020		0.10%	1.50%	14.03	18.30	38,979	691,758	27.46%	28.30%	0.13%
	2019		0.85%	1.50%	12.98	14.30	42,616	592,900	29.29%	30.16%	0.01%
American Funds Growth Fund - Class 1
	2023		0.65%	0.65%	78.76	78.76	170	13,382	37.96%	37.96%	0.59%
	2022		0.65%	0.65%	57.09	57.09	192	10,973	-30.23%	-30.23%	0.61%
	2021		0.65%	0.65%	81.83	81.83	170	13,934	21.50%	21.50%	0.06%
	2020		0.65%	0.65%	67.35	67.35	3,331	224,335	51.47%	51.47%	0.57%
	2019		0.65%	0.65%	44.46	44.46	2,983	132,628	30.26%	30.26%	1.06%
American Funds Growth Fund - Class 2
	2023		0.65%	3.15%	13.04	87.56	791,705	50,768,903	34.19%	37.59%	0.36%
	2022		0.65%	3.15%	29.25	64.25	876,247	41,891,400	-32.11%	-30.39%	0.31%
	2021		0.65%	3.15%	43.08	93.18	955,804	66,337,194	18.16%	21.20%	0.21%
	2020		0.65%	3.15%	36.45	77.61	1,095,417	63,392,648	47.37%	51.10%	0.32%
	2019		0.65%	3.15%	24.20	51.86	1,404,344	54,863,763	26.72%	29.93%	0.73%
American Funds Growth Fund - Class 4
	2023		0.10%	1.65%	19.81	36.14	827,215	19,952,403	35.88%	38.00%	0.17%
	2022		0.10%	1.65%	14.53	26.24	739,321	13,074,717	-31.26%	-30.18%	0.11%
	2021		0.10%	1.65%	21.08	37.66	564,798	15,528,244	19.69%	21.56%	0.06%
	2020		0.10%	1.65%	17.56	31.04	473,567	11,761,437	49.23%	51.56%	0.20%
	2019		0.10%	1.65%	11.73	20.52	384,131	6,805,546	28.31%	30.31%	0.60%
American Funds Growth-Income Fund - Class 1
	2023		0.65%	1.65%	39.86	56.41	4,864	264,129	24.39%	25.65%	1.62%
	2022		0.65%	1.65%	32.04	44.89	4,991	214,490	-17.66%	-16.83%	1.56%
	2021		0.65%	1.65%	38.92	53.98	4,847	250,044	22.38%	23.61%	1.13%
	2020		0.65%	1.65%	31.80	43.67	7,545	318,563	11.95%	13.08%	1.68%
	2019		0.65%	1.65%	28.40	38.62	6,598	244,760	24.39%	25.64%	2.04%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 2
	2023		0.65%	3.15%	$14.69	$57.35	1,128,531	$48,700,154	22.23%	25.32%	1.36%
	2022		0.65%	3.15%	16.53	46.20	1,238,730	43,433,150	-19.09%	-17.03%	1.24%
	2021		0.65%	3.15%	20.38	56.22	1,410,352	60,141,179	20.26%	23.29%	1.11%
	2020		0.65%	3.15%	16.91	46.03	1,547,143	53,926,940	10.03%	12.81%	1.33%
	2019		0.65%	3.15%	15.33	41.19	1,783,284	55,872,667	22.22%	25.32%	1.63%
American Funds Growth-Income Fund - Class 4
	2023		0.10%	1.65%	15.90	24.79	502,450	9,532,549	23.77%	25.70%	1.22%
	2022		0.10%	1.65%	12.81	19.31	488,250	7,585,110	-18.07%	-16.79%	1.15%
	2021		0.10%	1.65%	15.59	23.44	398,974	7,941,692	21.77%	23.68%	0.99%
	2020		0.10%	1.65%	12.76	19.15	332,716	5,620,528	11.40%	13.14%	1.22%
	2019		0.10%	1.65%	11.42	17.09	293,183	4,708,314	23.80%	25.73%	1.59%
American Funds High-Income Trust - Class 1
	2020		0.65%	0.65%	15.66	15.66	4,317	67,587	7.51%	7.51%	9.41%
	2019		0.65%	0.65%	14.56	14.56	3,557	51,802	12.12%	12.12%	7.03%
American Funds International Fund - Class 1
	2023		0.65%	1.65%	16.99	22.32	4,463	88,359	14.22%	15.37%	1.55%
	2022		0.65%	1.65%	14.88	19.35	4,766	81,872	-21.87%	-21.09%	2.03%
	2021		0.65%	1.65%	19.04	24.51	4,473	97,225	-2.85%	-1.87%	2.74%
	2020		0.65%	1.65%	19.60	24.98	4,257	94,628	12.40%	13.53%	0.92%
	2019		0.65%	1.65%	17.44	22.00	4,156	80,854	21.20%	22.42%	1.66%
American Funds International Fund - Class 2
	2023		0.75%	3.20%	10.64	33.28	572,293	12,835,527	12.20%	14.98%	1.29%
	2022		0.65%	3.20%	9.45	29.20	634,398	12,554,134	-23.29%	-21.30%	1.71%
	2021		0.65%	3.20%	12.29	37.45	673,257	17,098,918	-4.60%	-2.12%	2.37%
	2020		0.65%	3.20%	12.84	38.63	732,582	19,333,703	10.38%	13.23%	0.66%
	2019		0.65%	3.20%	11.60	34.44	787,663	18,575,847	19.01%	22.09%	1.41%
American Funds International Fund - Class 4
	2023		0.85%	1.65%	9.67	12.11	366,311	4,075,232	13.67%	14.58%	1.10%
	2022		0.85%	1.65%	8.48	10.60	370,008	3,611,600	-22.32%	-21.69%	1.59%
	2021		0.85%	1.65%	10.89	13.57	328,156	4,172,645	-3.32%	-2.55%	2.42%
	2020		0.85%	1.65%	11.23	13.96	273,059	3,657,855	11.80%	12.69%	0.47%
	2019		0.85%	1.65%	10.08	12.41	255,968	3,099,969	20.66%	21.62%	1.30%
American Funds International Growth and Income Fund - Class 1
	2023		0.65%	0.65%	16.09	16.09	11,490	184,915	15.33%	15.33%	2.72%
	2022		0.65%	0.65%	13.95	13.95	11,490	160,338	-15.56%	-15.56%	3.01%
	2021		0.65%	0.65%	16.52	16.52	10,973	181,319	4.96%	4.96%	2.98%
	2020		0.65%	0.65%	15.74	15.74	4,425	69,670	5.55%	5.55%	1.90%
	2019		0.65%	0.65%	14.92	14.92	3,598	53,663	22.26%	22.26%	3.02%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2023		1.30%	2.90%	11.97	16.97	758,753	12,689,570	7.08%	8.81%	1.84%
	2022		1.30%	2.90%	11.18	15.59	909,156	13,986,757	-16.43%	-15.08%	2.17%
	2021		1.30%	2.90%	13.38	18.36	995,032	18,051,433	9.29%	11.05%	1.36%
	2020		1.30%	2.90%	12.24	16.54	1,178,568	19,276,148	2.86%	4.51%	1.52%
	2019		1.30%	2.90%	14.37	15.82	1,212,290	18,994,927	14.90%	16.46%	2.30%
American Funds Mortgage Fund - Class 1
	2023		0.65%	0.65%	11.52	11.52	8,899	102,502	3.36%	3.36%	4.02%
	2022		0.65%	0.65%	11.14	11.14	8,899	99,173	-10.34%	-10.34%	1.49%
	2021	5/19/21	0.65%	0.65%	12.43	12.43	8,536	106,098	0.18%	0.18%	0.72%
American Funds Mortgage Fund - Class 4
	2023		0.95%	1.50%	9.52	9.98	30,229	297,108	1.97%	2.53%	2.84%
	2022		0.50%	1.50%	9.34	10.07	48,967	478,731	-11.50%	-10.61%	1.69%
	2021		0.50%	1.50%	10.55	10.94	55,468	613,286	-2.26%	-1.72%	0.33%
	2020		0.95%	1.50%	10.79	11.13	23,146	253,556	4.80%	5.37%	1.17%
	2019		0.95%	1.65%	10.21	10.53	19,397	201,826	3.08%	3.66%	2.09%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds New World Fund® - Class 1
	2023		0.65%	1.65%	$14.89	$16.89	3,912	$64,605	14.32%	15.47%	1.70%
	2022		0.65%	1.65%	13.02	14.63	3,961	56,649	-23.14%	-22.37%	1.62%
	2021		0.65%	1.65%	16.95	18.85	3,646	67,226	3.44%	4.48%	1.11%
	2020		0.65%	1.65%	16.38	18.04	3,460	61,102	21.86%	23.09%	0.25%
	2019		0.65%	1.65%	13.44	14.66	3,110	44,461	27.35%	28.63%	1.23%
American Funds New World Fund® - Class 4
	2023		0.10%	1.65%	11.73	16.04	212,071	2,699,295	13.78%	15.55%	1.19%
	2022		0.10%	1.65%	10.28	13.88	223,645	2,528,253	-23.53%	-22.33%	1.12%
	2021		0.10%	1.65%	13.40	16.68	205,935	3,043,295	2.92%	4.32%	0.69%
	2020		0.30%	1.65%	12.98	15.99	116,218	1,727,132	21.29%	22.92%	0.04%
	2019		0.30%	1.65%	10.67	13.01	119,996	1,467,232	26.68%	28.43%	0.80%
American Funds The Bond Fund of America - Class 1
	2023		0.65%	0.65%	12.46	12.46	3,960	49,344	4.52%	4.52%	3.86%
	2022		0.65%	0.65%	11.92	11.92	3,537	42,165	-12.83%	-12.83%	3.39%
	2021		0.65%	0.65%	13.68	13.68	3,032	41,471	-0.79%	-0.79%	1.84%
	2020		0.65%	0.65%	13.79	13.79	2,173	29,960	9.24%	9.24%	2.70%
	2019		0.65%	0.65%	12.62	12.62	1,543	19,475	8.99%	8.99%	2.54%
American Funds Washington Mutual Investors Fund - Class 1
	2023		1.65%	1.65%	30.86	30.86	2,659	82,058	15.73%	15.73%	2.04%
	2022		1.65%	1.65%	26.67	26.67	2,976	79,366	-9.78%	-9.78%	2.04%
	2021		1.65%	1.65%	29.56	29.56	3,385	100,050	26.02%	26.02%	1.60%
	2020		1.65%	1.65%	23.45	23.45	4,164	97,659	7.26%	7.26%	1.94%
	2019		1.65%	1.65%	21.87	21.87	4,251	92,967	19.67%	19.67%	2.24%
American Funds Washington Mutual Investors Fund - Class 4
	2023		0.10%	1.65%	15.04	21.56	353,359	5,785,444	15.06%	16.85%	1.71%
	2022		0.10%	1.65%	13.03	18.63	359,858	5,153,809	-10.18%	-8.78%	2.13%
	2021		0.10%	1.65%	14.68	20.63	157,210	2,790,711	25.43%	27.38%	1.46%
	2020		0.10%	1.65%	11.62	16.36	89,075	1,333,398	6.69%	7.45%	1.69%
	2019		0.95%	1.65%	10.82	15.25	72,482	1,043,229	19.23%	19.89%	1.99%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.65%	0.65%	24.57	24.57	1,501	36,872	5.98%	5.98%	0.89%
	2020		0.65%	0.65%	23.18	23.18	1,700	39,404	20.22%	20.22%	1.28%
	2019		0.65%	0.65%	19.28	19.28	1,807	34,850	17.22%	17.22%	1.31%
BlackRock Global Allocation V.I. Fund - Class III
	2021		0.30%	3.20%	14.51	23.86	2,550,010	53,197,734	3.06%	6.10%	0.81%
	2020		0.30%	3.20%	14.08	22.57	2,802,876	55,526,605	16.91%	20.35%	1.26%
	2019		0.30%	3.20%	12.04	18.82	3,061,347	51,183,778	14.05%	17.39%	1.26%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2023		0.95%	1.50%	12.42	15.61	72,170	1,003,079	22.29%	22.96%	0.07%
	2022		0.95%	1.50%	10.10	12.71	58,038	688,277	-27.68%	-27.28%	0.00%
	2021		0.95%	1.50%	13.90	17.51	51,324	859,845	8.40%	9.00%	0.16%
	2020		0.95%	1.50%	12.75	16.09	51,664	799,858	15.98%	16.62%	0.53%
	2019		0.95%	1.50%	10.93	13.81	64,748	849,287	22.88%	23.56%	0.82%
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2023		0.30%	3.25%	17.88	22.65	1,223,847	25,591,360	39.08%	43.23%	0.00%
	2022		0.50%	3.25%	12.56	15.64	1,013,294	14,933,464	-34.58%	-32.75%	0.00%
	2021		0.50%	3.25%	18.77	22.62	926,174	20,505,236	17.74%	20.48%	0.00%
	2020		0.95%	3.25%	15.58	18.80	976,229	18,046,001	26.25%	29.18%	0.02%
	2019		0.95%	3.25%	13.87	14.56	960,718	13,705,597	27.94%	30.33%	0.15%
ClearBridge Variable Mid Cap Portfolio - Class II
	2023		0.20%	2.65%	14.82	17.71	249,189	4,133,983	9.67%	12.40%	0.02%
	2022		0.55%	2.65%	13.23	15.79	224,331	3,358,164	-27.46%	-25.91%	0.10%
	2021		0.55%	2.65%	17.86	21.37	199,736	4,064,798	25.03%	27.68%	0.03%
	2020		0.55%	2.65%	14.89	16.79	187,646	3,012,873	12.09%	14.13%	0.04%
	2019		0.85%	2.65%	13.29	14.71	169,851	2,414,566	29.17%	31.54%	0.38%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Columbia VP Commodity Strategy Fund - Class 2
	2023		0.10%	1.35%	$12.98	$13.94	63,524	$851,124	-8.38%	-7.23%	22.67%
	2022		0.10%	1.10%	14.13	15.03	55,848	814,671	17.40%	18.58%	28.93%
	2021		0.10%	1.10%	12.04	12.04	16,106	202,517	30.57%	30.57%	0.00%
	2020		1.10%	1.10%	9.22	9.22	833	7,675	-2.63%	-2.63%	29.25%
	2019		1.10%	1.10%	9.47	9.47	833	7,885	6.60%	6.60%	0.92%
Columbia VP Emerging Markets Bond Fund - Class 2
	2023		0.10%	1.65%	9.64	10.77	16,737	169,877	8.22%	9.91%	5.10%
	2022		0.10%	1.65%	8.91	9.80	26,517	247,725	-17.53%	-16.24%	3.68%
	2021		0.10%	1.65%	10.80	11.70	56,150	645,201	-4.05%	-2.55%	3.74%
	2020		0.10%	1.65%	11.26	12.01	38,774	459,764	5.41%	7.06%	3.12%
	2019		0.10%	1.65%	10.68	11.22	10,541	114,773	10.25%	11.97%	3.69%
Columbia VP Strategic Income Fund - Class 2
	2023		0.95%	1.65%	10.77	11.23	97,666	1,096,572	7.42%	8.17%	2.79%
	2022		0.95%	1.65%	10.05	10.39	68,828	701,284	-12.97%	-12.35%	2.23%
	2021		0.95%	1.65%	11.54	11.88	106,681	1,243,477	-0.04%	0.67%	4.09%
	2020		0.95%	1.65%	11.52	11.81	24,432	285,643	4.88%	5.62%	2.65%
	2019		0.95%	1.65%	11.15	11.20	28,367	314,020	8.85%	9.01%	3.82%
Delaware Ivy VIP Asset Strategy Portfolio - Class II
	2023		0.95%	1.50%	12.62	13.12	53,886	695,518	12.24%	12.86%	2.17%
	2022		0.95%	1.50%	11.24	11.64	54,470	624,912	-16.01%	-15.55%	1.48%
	2021		0.95%	1.50%	13.39	13.80	59,259	807,437	8.80%	9.40%	1.54%
	2020		0.95%	1.50%	12.29	12.64	54,420	681,521	12.18%	12.80%	2.16%
	2019		0.95%	1.50%	10.90	11.22	50,434	560,895	19.96%	20.63%	2.21%
Delaware Ivy VIP Energy Portfolio - Class II
	2023		0.95%	1.65%	6.10	8.34	46,569	349,824	2.31%	3.03%	3.14%
	2022		0.95%	1.65%	5.96	8.10	51,517	368,996	48.01%	49.05%	1.53%
	2021		0.95%	1.65%	4.03	5.43	362,439	1,936,012	39.68%	40.66%	3.62%
	2020		0.95%	1.65%	2.88	3.86	34,244	105,894	-37.87%	-37.43%	2.23%
	2019		0.95%	1.65%	4.64	6.17	27,975	137,945	1.78%	2.50%	0.00%
Delaware Ivy VIP High Income Portfolio - Class II
	2023		0.10%	1.65%	11.14	13.25	157,303	1,851,540	9.92%	11.63%	4.56%
	2022		0.10%	1.65%	10.11	11.87	78,506	857,791	-12.42%	-11.05%	7.83%
	2021		0.10%	1.65%	11.51	13.34	177,884	2,187,439	4.33%	5.96%	5.22%
	2020		0.10%	1.65%	11.11	12.20	91,553	1,108,221	4.29%	5.03%	7.60%
	2019		0.95%	1.65%	10.58	11.63	71,924	825,869	9.37%	10.14%	6.55%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
	2023		0.65%	1.65%	16.84	25.17	58,437	1,108,326	17.66%	18.84%	0.00%
	2022		0.65%	1.65%	14.27	21.18	112,123	1,800,959	-31.93%	-31.24%	0.00%
	2021		0.65%	1.65%	20.90	30.80	114,495	2,679,720	14.45%	15.60%	0.00%
	2020		0.65%	1.65%	18.20	26.65	138,061	2,777,423	46.78%	48.04%	0.00%
	2019		0.65%	1.50%	12.46	18.00	68,757	981,151	35.89%	37.05%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class II
	2023		0.10%	1.65%	18.06	28.86	181,329	3,950,947	36.79%	38.92%	0.00%
	2022		0.10%	1.65%	13.17	20.78	169,782	2,694,971	-32.96%	-31.91%	0.00%
	2021		0.10%	1.65%	19.87	30.51	150,272	3,598,821	13.28%	15.05%	0.00%
	2020		0.10%	1.65%	17.41	26.52	179,553	3,804,110	33.15%	35.23%	0.00%
	2019		0.10%	1.65%	12.99	19.61	154,237	2,480,180	47.04%	49.33%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class II
	2023		0.30%	1.50%	12.54	17.83	83,414	1,120,399	11.35%	12.70%	0.00%
	2022		0.30%	1.50%	11.25	15.82	69,733	871,088	-27.86%	-26.96%	0.00%
	2021		0.30%	1.50%	15.80	21.66	26,209	512,612	2.44%	3.68%	0.71%
	2020		0.30%	1.50%	15.33	20.89	47,529	833,207	35.62%	37.25%	0.00%
	2019		0.30%	1.50%	14.22	15.22	24,713	357,988	21.53%	23.00%	0.00%
Delaware VIP® Emerging Markets Series - Service Class
	2023		0.10%	2.95%	9.89	40.69	633,435	12,349,082	10.15%	13.33%	1.27%
	2022		0.10%	3.00%	8.96	36.47	695,057	12,193,934	-29.95%	-27.88%	4.26%
	2021		0.10%	3.00%	12.76	51.36	672,878	16,706,147	-6.00%	-3.23%	0.06%
	2020		0.10%	3.00%	13.54	53.90	660,664	17,681,888	21.01%	24.56%	0.49%
	2019		0.10%	3.00%	11.17	43.94	717,124	15,731,713	18.64%	22.13%	0.40%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Small Cap Value Series - Service Class
	2023		0.10%	3.25%	$13.88	$60.04	777,618	$25,978,863	5.61%	8.97%	0.62%
	2022		0.10%	3.25%	13.12	55.95	743,426	23,571,030	-15.16%	-12.45%	0.56%
	2021		0.10%	3.25%	15.44	64.90	1,165,037	35,989,988	29.75%	33.61%	0.55%
	2020		0.30%	3.25%	11.89	49.24	867,319	24,825,094	-5.29%	-2.47%	1.02%
	2019		0.30%	3.25%	13.30	51.17	716,760	22,349,329	23.66%	27.34%	0.77%
Delaware VIP® Small Cap Value Series - Standard Class
	2023		1.40%	2.15%	28.76	65.89	6,228	405,508	7.12%	7.92%	0.96%
	2022		1.40%	2.15%	26.85	61.05	6,611	398,739	-13.96%	-13.31%	0.88%
	2021		1.40%	2.15%	31.21	70.43	9,241	644,212	31.53%	32.55%	0.83%
	2020		1.40%	2.15%	23.73	53.13	9,309	489,112	-4.00%	-3.27%	1.35%
	2019		1.40%	2.15%	24.72	54.93	9,688	525,763	25.43%	26.36%	1.06%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2023		0.65%	0.65%	17.10	17.10	575	9,833	5.50%	5.50%	7.10%
	2022		0.65%	0.65%	16.21	16.21	756	12,261	-8.02%	-8.02%	7.74%
	2021		0.65%	0.65%	17.63	17.63	963	16,977	12.01%	12.01%	2.10%
	2020		0.65%	0.65%	15.74	15.74	1,133	17,835	5.02%	5.02%	2.73%
	2019		0.65%	0.65%	14.98	14.98	1,208	18,103	13.94%	13.94%	3.78%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2023		0.20%	2.95%	10.18	15.33	214,920	3,044,664	2.60%	5.46%	6.37%
	2022		0.20%	2.95%	9.92	14.67	232,309	3,163,957	-10.42%	-7.92%	7.16%
	2021		0.20%	2.95%	11.07	16.07	257,251	3,901,119	9.08%	12.12%	1.68%
	2020		0.20%	2.95%	10.14	14.46	277,586	3,803,849	2.26%	5.12%	2.56%
	2019		0.20%	2.95%	9.91	13.89	328,720	4,342,149	11.03%	13.10%	3.56%
DWS Equity 500 Index VIP Portfolio - Class A
	2023		1.25%	1.70%	36.02	57.95	13,746	684,023	23.88%	24.44%	1.37%
	2022		1.25%	1.70%	28.99	46.73	15,146	603,721	-19.72%	-19.35%	1.21%
	2021		1.25%	1.70%	36.00	58.15	18,543	889,729	26.24%	26.80%	1.44%
	2020		1.25%	1.70%	28.43	46.02	18,939	720,637	16.11%	16.63%	1.70%
	2019		1.25%	1.70%	22.27	39.60	21,085	695,600	28.98%	29.56%	2.22%
DWS Small Cap Index VIP Portfolio - Class A
	2023		1.25%	1.70%	43.22	51.85	5,429	259,974	14.79%	15.31%	1.12%
	2022		1.25%	1.70%	37.65	45.13	6,594	274,878	-21.98%	-21.62%	0.89%
	2021		1.25%	1.70%	48.25	57.78	7,567	400,122	12.57%	13.08%	0.82%
	2020		1.25%	1.70%	42.86	51.28	7,801	366,153	17.42%	17.95%	1.11%
	2019		1.25%	1.85%	35.56	43.63	9,131	365,185	22.93%	23.67%	1.05%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2023		0.10%	1.65%	11.13	12.95	323,273	3,926,909	9.39%	11.10%	8.25%
	2022		0.10%	1.65%	10.15	11.70	156,442	1,711,736	-4.33%	-2.84%	4.91%
	2021		0.10%	1.65%	10.73	11.58	99,487	1,132,757	1.90%	2.62%	2.87%
	2020		0.95%	1.65%	10.45	11.30	30,298	332,100	0.34%	1.05%	3.52%
	2019		0.10%	1.65%	10.34	11.20	172,861	1,924,237	5.33%	6.99%	4.32%
Fidelity® VIP Balanced Portfolio - Service Class 2
	2023		0.10%	2.65%	14.19	15.97	2,968,071	44,572,810	18.07%	21.11%	1.61%
	2022		0.10%	2.65%	12.02	13.19	2,545,936	32,004,761	-20.33%	-18.27%	1.09%
	2021		0.10%	2.65%	15.09	16.14	2,112,530	32,931,169	14.91%	17.89%	0.89%
	2020		0.10%	2.65%	13.13	13.46	768,647	10,282,329	18.93%	20.73%	1.58%
	2019	6/14/19	0.30%	2.65%	11.04	11.21	214,534	2,388,579	2.34%	9.78%	1.95%
Fidelity® VIP Consumer Staples Portfolio - Service Class 2
	2023	9/20/23	1.50%	1.50%	9.88	9.88	1,999	19,746	0.09%	0.09%	1.65%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2023		0.20%	3.25%	14.31	65.93	1,842,234	85,893,645	28.86%	32.86%	0.26%
	2022		0.30%	3.25%	16.16	50.15	1,920,438	68,973,479	-28.84%	-26.71%	0.27%
	2021		0.30%	3.25%	22.68	69.08	1,877,393	93,993,191	23.44%	26.69%	0.03%
	2020		0.65%	3.25%	18.34	54.86	1,887,885	75,831,538	26.07%	29.39%	0.08%
	2019		0.30%	3.25%	14.69	42.65	2,005,937	63,561,847	27.08%	30.42%	0.22%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
	2023		0.95%	2.65%	$12.41	$14.38	144,224	$2,008,284	9.71%	11.59%	2.29%
	2022		0.95%	3.05%	11.17	12.91	162,400	2,034,995	-16.62%	-14.85%	1.94%
	2021		0.95%	3.05%	13.36	15.18	159,957	2,370,536	6.58%	8.84%	1.01%
	2020		0.95%	3.05%	12.28	13.97	115,899	1,581,783	10.47%	12.81%	1.02%
	2019		0.95%	3.05%	10.88	12.40	122,963	1,500,737	14.16%	16.58%	1.74%
Fidelity® VIP Growth Portfolio - Initial Class
	2023		1.40%	1.40%	40.43	40.43	5,949	240,541	34.34%	34.34%	0.10%
	2022		1.40%	1.40%	30.10	30.10	9,188	276,510	-25.51%	-25.51%	0.66%
	2021		1.40%	1.40%	40.40	40.40	10,917	441,064	21.50%	21.50%	0.00%
	2020		1.40%	1.40%	33.25	33.25	11,521	383,098	41.89%	41.89%	0.07%
	2019		1.40%	1.40%	23.43	23.43	11,625	272,427	32.45%	32.45%	0.26%
Fidelity® VIP Growth Portfolio - Service Class 2
	2023		0.50%	2.90%	18.32	72.09	626,868	29,389,723	32.01%	35.21%	0.00%
	2022		0.50%	2.90%	21.61	53.90	595,216	20,420,518	-26.80%	-25.02%	0.32%
	2021		0.50%	2.90%	29.07	72.69	497,375	24,129,265	19.38%	21.96%	0.00%
	2020		0.80%	2.95%	24.40	60.10	539,593	22,065,822	39.38%	42.33%	0.04%
	2019		0.30%	2.95%	15.06	42.54	414,199	13,444,576	30.08%	33.58%	0.06%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2023		0.10%	3.25%	15.54	38.48	1,260,033	42,039,254	11.13%	14.69%	0.39%
	2022		0.10%	3.25%	13.96	33.94	1,291,430	38,383,538	-17.69%	-15.05%	0.27%
	2021		0.10%	3.25%	16.93	40.42	1,298,172	46,810,745	21.30%	25.18%	0.36%
	2020		0.10%	3.25%	13.94	32.66	1,398,962	41,147,125	14.10%	17.75%	0.39%
	2019		0.10%	3.25%	12.33	28.06	1,525,635	39,035,017	19.23%	23.05%	0.69%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2023		0.10%	1.65%	10.76	12.22	212,937	2,394,387	7.39%	9.07%	4.08%
	2022		0.10%	1.65%	9.99	11.27	250,306	2,625,895	-12.97%	-11.61%	3.48%
	2021		0.10%	1.65%	11.44	12.68	217,586	2,633,217	1.84%	3.43%	2.92%
	2020		0.10%	1.65%	11.20	12.26	133,513	1,570,455	5.41%	7.05%	3.28%
	2019		0.10%	1.65%	10.67	11.45	118,222	1,317,860	8.84%	10.54%	3.40%
Fidelity® VIP Technology Portfolio - Service Class 2
	2023	11/14/23	0.10%	0.10%	11.06	11.06	4,837	53,514	6.10%	6.10%	0.12%
First Trust Capital Strength Hedged Equity Portfolio - Class I
	2023	11/6/23	1.30%	1.30%	9.77	9.77	3,510	34,306	0.02%	0.02%	0.32%
First Trust Capital Strength Portfolio - Class I
	2023		0.95%	1.70%	13.56	13.94	250,923	3,452,484	5.94%	6.73%	1.07%
	2022		0.95%	1.70%	12.80	13.06	150,071	1,944,405	-12.19%	-11.53%	0.71%
	2021		0.95%	1.70%	14.61	14.68	89,667	1,316,553	23.37%	23.74%	0.68%
	2020	6/30/20	1.25%	1.55%	11.85	11.87	12,013	142,501	2.04%	7.06%	0.08%
First Trust Dorsey Wright Tactical Core Portfolio - Class I
	2023		0.95%	1.65%	11.45	13.87	88,987	1,113,666	9.46%	10.23%	2.08%
	2022		0.95%	1.65%	10.43	12.60	91,005	1,033,702	-18.41%	-17.84%	1.54%
	2021		0.95%	1.65%	12.93	15.36	94,906	1,315,985	12.01%	12.79%	0.47%
	2020		0.95%	1.65%	11.47	13.64	42,184	564,249	9.27%	10.04%	0.50%
	2019		0.95%	1.65%	10.42	12.42	42,008	512,363	19.19%	19.84%	0.64%
First Trust Growth Strength Portfolio - Class I
	2023	6/6/23	0.95%	1.55%	12.60	12.64	24,850	313,923	11.30%	19.40%	0.10%
First Trust International Developed Capital Strength Portfolio - Class I
	2023		0.95%	1.35%	14.16	14.37	21,101	278,225	15.33%	15.80%	0.72%
	2022		0.95%	1.35%	12.27	12.41	14,043	174,143	-20.46%	-20.14%	0.90%
	2021	1/11/21	0.95%	1.35%	15.43	15.54	3,181	49,355	10.60%	16.13%	0.91%
First Trust Multi Income Allocation Portfolio - Class I
	2023		0.95%	1.50%	12.21	13.58	35,243	459,392	7.32%	7.91%	3.40%
	2022		0.95%	1.50%	11.36	12.61	37,963	459,093	-8.90%	-8.40%	3.13%
	2021		0.95%	1.50%	12.45	13.78	31,826	426,743	11.01%	11.62%	2.14%
	2020		0.95%	1.50%	11.31	12.37	34,756	425,179	0.96%	1.52%	2.28%
	2019		0.95%	1.50%	11.93	12.20	31,715	383,143	14.65%	15.11%	2.53%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	2023		0.20%	2.65%	$12.62	$16.44	863,517	$12,185,291	7.62%	10.29%	2.14%
	2022		0.20%	3.05%	11.58	15.04	1,055,842	13,461,438	-14.84%	-12.38%	1.50%
	2021		0.20%	3.05%	13.37	17.32	1,076,672	17,247,178	8.88%	12.02%	0.95%
	2020		0.20%	3.05%	12.07	15.60	1,106,144	15,995,514	4.57%	7.59%	1.49%
	2019		0.20%	3.05%	11.35	14.63	1,106,334	14,989,083	17.14%	20.41%	1.67%
Franklin Allocation VIP Fund - Class 4
	2023		0.80%	2.65%	11.40	13.50	213,717	2,589,031	11.63%	13.71%	1.22%
	2022		0.95%	2.65%	10.21	11.90	131,695	1,422,230	-18.39%	-16.99%	1.45%
	2021		0.95%	2.65%	12.51	14.36	62,043	838,885	8.62%	10.48%	1.50%
	2020		0.95%	2.65%	11.67	13.02	59,875	752,276	9.87%	10.70%	1.37%
	2019		0.95%	1.70%	11.78	11.78	44,086	516,542	18.25%	18.25%	3.33%
Franklin Income VIP Fund - Class 2
	2023		0.75%	3.25%	12.59	21.73	891,701	17,918,192	5.15%	7.81%	5.05%
	2022		0.60%	3.25%	12.08	20.26	1,038,898	19,630,722	-8.50%	-6.04%	4.80%
	2021		0.60%	3.25%	13.20	21.70	1,196,878	24,293,855	13.02%	16.05%	4.71%
	2020		0.60%	3.25%	11.68	18.82	1,330,771	23,527,326	-2.53%	0.09%	5.82%
	2019		0.60%	3.25%	13.60	18.92	1,532,076	27,143,790	12.46%	15.19%	5.32%
Franklin Income VIP Fund - Class 4
	2023		0.30%	3.00%	12.29	14.95	1,012,316	13,662,769	5.34%	8.22%	4.72%
	2022		0.30%	3.05%	11.48	13.81	833,196	10,553,816	-8.43%	-5.88%	4.66%
	2021		0.30%	3.05%	12.32	14.68	724,616	9,882,548	13.09%	16.24%	4.33%
	2020		0.30%	3.05%	10.71	12.63	653,745	7,763,144	-2.44%	0.28%	5.58%
	2019		0.30%	3.05%	10.87	12.59	567,752	6,800,900	12.56%	15.70%	5.02%
Franklin Multi-Asset Variable Conservative Growth - Class II
	2023		1.30%	3.25%	11.71	13.32	115,258	1,517,251	10.62%	12.80%	2.17%
	2022		1.30%	3.25%	10.58	11.81	113,178	1,321,392	-17.07%	-15.44%	1.92%
	2021		1.30%	3.25%	12.76	13.97	107,379	1,459,851	7.57%	9.69%	3.31%
	2020		1.30%	3.25%	11.86	12.73	112,262	1,396,030	7.23%	9.34%	1.99%
	2019		1.30%	3.25%	11.24	11.65	140,303	1,608,683	13.87%	15.42%	2.20%
Franklin Mutual Shares VIP Fund - Class 2
	2023		0.65%	2.95%	12.17	23.97	536,060	10,350,639	10.17%	12.73%	1.84%
	2022		0.65%	2.95%	13.83	21.29	604,346	10,483,759	-10.12%	-8.03%	1.77%
	2021		0.65%	2.95%	15.36	23.19	711,992	13,578,912	15.71%	18.40%	2.83%
	2020		0.65%	2.95%	13.25	19.61	853,724	13,846,134	-7.81%	-5.66%	2.90%
	2019		0.65%	2.95%	14.34	20.82	869,207	15,009,679	19.01%	21.78%	1.80%
Franklin Mutual Shares VIP Fund - Class 4
	2023		0.10%	3.10%	12.14	15.04	295,197	4,045,381	9.85%	13.20%	1.78%
	2022		0.10%	3.10%	11.05	13.29	289,359	3,548,260	-10.29%	-7.56%	1.81%
	2021		0.10%	3.10%	12.12	14.38	289,598	3,890,811	15.43%	18.94%	2.84%
	2020		0.10%	3.10%	10.28	12.09	282,114	3,232,801	-8.07%	-5.26%	3.05%
	2019		0.10%	3.10%	11.65	12.76	204,798	2,510,337	18.82%	22.31%	1.93%
Franklin Rising Dividends VIP Fund - Class 4
	2023		0.10%	1.65%	16.60	24.58	147,229	2,717,488	10.15%	11.87%	0.86%
	2022		0.95%	1.50%	15.03	20.84	120,482	2,053,335	-12.01%	-11.52%	0.81%
	2021		0.95%	1.50%	17.05	23.59	78,151	1,575,283	24.74%	25.43%	0.73%
	2020		0.95%	1.65%	13.65	18.84	68,828	1,160,976	13.95%	14.75%	1.24%
	2019		0.95%	1.65%	15.92	16.44	78,992	1,203,672	27.04%	27.74%	1.09%
Franklin Small Cap Value VIP Fund - Class 4
	2023		0.10%	1.65%	13.39	18.83	97,832	1,441,557	10.83%	12.56%	0.39%
	2022		0.95%	1.65%	12.27	15.59	57,348	765,437	-11.58%	-10.96%	1.03%
	2021		0.95%	1.65%	13.78	17.53	68,214	1,027,800	23.12%	23.99%	0.68%
	2020		0.95%	1.65%	11.11	14.16	22,352	311,306	3.41%	4.14%	1.33%
	2019		0.95%	1.65%	13.20	13.62	18,383	246,682	24.16%	24.85%	0.91%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2023		0.10%	1.65%	15.50	22.03	45,293	859,485	24.63%	26.57%	0.00%
	2022		0.10%	1.65%	12.40	17.40	49,193	737,271	-34.85%	-33.83%	0.00%
	2021		0.10%	1.65%	19.26	26.30	37,923	896,374	8.06%	9.75%	0.00%
	2020		0.10%	1.65%	17.70	23.68	46,683	1,073,777	52.47%	53.54%	0.00%
	2019		0.95%	1.65%	14.98	15.45	37,945	578,630	29.12%	29.83%	0.00%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2023		1.10%	1.50%	$9.58	$9.96	15,603	$154,238	3.22%	3.63%	4.57%
	2022		1.10%	1.50%	9.28	9.61	61,206	570,638	-0.12%	0.28%	1.87%
	2021		1.10%	1.50%	9.30	9.58	15,717	149,539	-1.48%	-1.09%	0.01%
	2020		1.10%	1.50%	9.44	9.69	22,698	219,425	-1.23%	-0.83%	0.26%
	2019		1.10%	1.50%	9.55	9.77	46,539	453,988	0.35%	0.75%	1.84%
Goldman Sachs VIT Large Cap Value Fund - Service Shares
	2023		0.65%	2.85%	13.77	36.72	37,898	1,233,928	9.54%	11.98%	1.48%
	2022		0.65%	2.45%	25.43	32.79	41,095	1,193,964	-8.83%	-7.18%	1.07%
	2021		0.65%	2.45%	27.89	35.32	46,847	1,481,585	20.93%	23.13%	0.87%
	2020		0.65%	2.45%	22.92	28.69	57,363	1,486,422	1.23%	3.07%	1.19%
	2019		0.65%	2.45%	22.33	27.83	55,664	1,408,651	22.58%	24.80%	1.22%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
	2023		0.95%	1.50%	9.64	10.89	36,496	386,996	5.93%	6.51%	6.29%
	2022		0.95%	1.50%	9.10	10.22	38,132	378,423	-8.00%	-7.49%	3.64%
	2021		0.95%	1.50%	9.89	11.05	33,244	355,103	3.10%	3.67%	1.78%
	2020		0.95%	1.50%	9.59	10.66	11,490	113,021	4.99%	5.57%	1.61%
	2019		0.95%	1.50%	9.14	10.10	24,238	226,754	6.99%	7.57%	2.65%
Guggenheim VT Long Short Equity
	2023		0.10%	1.65%	11.38	13.78	25,293	319,723	10.91%	12.64%	0.25%
	2022		0.95%	1.65%	10.42	11.51	29,361	333,532	-15.79%	-15.20%	0.47%
	2021		0.95%	1.65%	12.29	13.59	23,398	312,994	21.77%	22.63%	0.65%
	2020		0.95%	1.65%	10.02	11.10	23,299	254,593	3.21%	3.94%	0.86%
	2019		0.95%	1.65%	9.64	10.70	30,160	319,113	3.81%	4.54%	0.58%
Guggenheim VT Multi-Hedge Strategies
	2023		0.10%	1.50%	11.08	12.25	47,656	544,761	2.70%	4.14%	2.83%
	2022		0.10%	1.50%	10.79	11.76	45,758	507,366	-4.72%	-3.38%	1.09%
	2021		0.10%	1.50%	11.32	12.17	42,832	500,502	6.50%	8.00%	0.00%
	2020		0.10%	1.50%	10.83	10.92	38,301	416,135	6.21%	6.37%	1.69%
	2019		0.95%	1.10%	10.28	10.28	14,605	150,095	3.86%	3.86%	2.38%
Hartford Capital Appreciation HLS Fund - Class IC
	2023		0.95%	1.50%	15.51	20.43	42,705	843,245	17.60%	18.25%	0.38%
	2022		0.95%	1.50%	13.12	17.30	43,867	733,253	-16.97%	-16.51%	0.25%
	2021		0.95%	1.65%	15.71	20.76	44,603	894,841	12.32%	13.10%	0.03%
	2020		0.95%	1.65%	17.90	18.38	50,103	906,428	19.51%	19.99%	0.52%
	2019		1.10%	1.50%	14.98	15.32	44,877	684,988	28.69%	29.20%	1.04%
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2023		0.30%	1.65%	10.89	13.49	72,504	858,497	18.66%	20.28%	0.30%
	2022		0.30%	1.65%	9.15	11.21	83,600	836,316	-28.36%	-27.38%	0.00%
	2021		0.30%	1.65%	12.92	15.44	75,414	1,061,040	8.32%	9.79%	0.00%
	2020		0.30%	1.65%	11.84	14.07	70,670	924,264	19.06%	20.68%	0.65%
	2019		0.30%	1.65%	10.80	11.66	72,197	793,849	25.86%	27.57%	0.71%
Invesco V.I. American Franchise Fund - Series I Shares
	2023		1.40%	2.60%	14.85	28.04	6,833	119,067	37.32%	38.97%	0.00%
	2022		1.40%	2.60%	10.71	20.42	6,978	88,621	-32.89%	-32.07%	0.00%
	2021		1.40%	2.60%	15.81	42.27	7,445	152,147	9.06%	10.37%	0.00%
	2020		1.40%	2.60%	14.36	38.57	7,823	147,153	38.71%	40.38%	0.07%
	2019		1.40%	2.60%	10.25	27.66	8,499	116,821	33.25%	34.86%	0.00%
Invesco V.I. American Franchise Fund - Series II Shares
	2023		1.70%	1.70%	32.27	32.27	1,058	34,132	38.23%	38.23%	0.00%
	2022		1.70%	1.70%	23.35	23.35	1,054	24,619	-32.46%	-32.46%	0.00%
	2021		1.70%	1.70%	34.56	34.56	1,051	36,339	9.77%	9.77%	0.00%
	2020		1.70%	1.70%	31.49	31.49	1,048	33,005	39.61%	39.61%	0.00%
	2019		1.70%	1.70%	22.55	22.55	3,037	68,488	34.12%	34.12%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
	2023		0.10%	1.65%	11.03	12.91	28,097	332,669	4.66%	6.29%	0.00%
	2022		0.10%	1.65%	10.46	12.15	29,466	332,863	-15.92%	-14.60%	7.06%
	2021		0.10%	1.65%	12.35	14.23	31,430	421,412	7.47%	9.14%	2.98%
	2020		0.10%	1.65%	11.41	13.15	32,848	409,283	8.19%	9.89%	6.69%
	2019		0.10%	1.65%	11.72	12.09	50,781	599,923	13.00%	14.77%	0.00%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Comstock Fund - Series II Shares
	2023		0.10%	1.65%	$14.65	$21.07	49,211	$755,365	10.26%	11.98%	1.52%
	2022		0.95%	1.65%	13.50	18.08	41,338	577,144	-0.81%	-0.11%	1.39%
	2021		0.95%	1.65%	13.51	18.13	17,361	258,280	31.07%	31.79%	1.99%
	2020		0.95%	1.50%	10.25	13.77	6,606	86,379	-2.56%	-2.02%	2.23%
	2019		0.95%	1.50%	13.77	14.08	7,761	104,658	23.08%	23.57%	1.60%
Invesco V.I. Core Equity Fund - Series I Shares
	2023		1.40%	1.40%	21.13	21.13	2,416	51,044	21.65%	21.65%	0.75%
	2022		1.40%	1.40%	17.37	17.37	2,882	50,055	-21.65%	-21.65%	0.79%
	2021		1.40%	1.40%	22.17	22.17	4,959	109,924	25.96%	25.96%	0.51%
	2020		1.40%	1.40%	17.60	17.60	7,379	129,851	12.27%	12.27%	1.37%
	2019		1.40%	1.40%	15.67	15.67	7,553	118,384	27.17%	27.17%	0.96%
Invesco V.I. Core Equity Fund - Series II Shares
	2021	7/15/21	1.70%	1.70%	29.01	29.01	1,862	54,026	7.86%	7.86%	0.43%
Invesco V.I. Diversified Dividend Fund - Series II Shares
	2023		0.10%	1.50%	13.80	17.57	105,040	1,583,381	7.15%	8.66%	1.69%
	2022		0.10%	1.50%	12.86	16.34	119,076	1,687,089	-3.39%	-2.02%	1.75%
	2021		0.10%	1.50%	13.49	16.84	115,779	1,706,344	16.83%	17.47%	2.23%
	2020		0.95%	1.65%	11.48	14.36	52,200	719,835	-1.76%	-1.08%	2.87%
	2019		0.95%	1.65%	14.09	14.54	51,401	739,371	22.73%	23.41%	2.72%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
	2023		0.20%	3.25%	15.65	22.76	1,132,159	21,564,110	9.80%	13.21%	1.11%
	2022		0.30%	3.25%	13.98	20.17	1,317,244	22,538,184	-14.87%	-12.32%	0.85%
	2021		0.30%	3.25%	16.12	23.05	1,251,239	24,866,283	24.77%	28.50%	1.19%
	2020		0.30%	3.25%	12.81	17.62	1,022,473	15,844,057	8.82%	12.08%	1.34%
	2019		0.30%	3.25%	11.50	15.85	925,078	13,042,762	24.41%	28.07%	1.66%
Invesco V.I. Equity and Income Fund - Series II Shares
	2023		0.95%	1.65%	13.17	16.87	105,536	1,497,705	8.43%	9.20%	1.83%
	2022		0.95%	1.65%	12.11	15.47	96,744	1,255,511	-9.23%	-8.59%	3.14%
	2021		0.95%	1.65%	13.50	16.95	11,125	169,929	16.41%	17.23%	1.37%
	2020		0.95%	1.65%	11.51	14.48	50,357	722,336	7.86%	8.62%	2.28%
	2019		0.95%	1.65%	12.94	13.35	49,423	656,991	18.05%	18.70%	2.41%
Invesco V.I. EQV International Equity Fund - Series I Shares
	2023		1.40%	1.40%	20.77	20.77	440	9,134	16.50%	16.50%	0.20%
	2022		1.40%	1.40%	17.83	17.83	448	7,996	-19.44%	-19.44%	1.74%
	2021		1.40%	1.40%	22.13	22.13	448	9,924	4.42%	4.42%	1.29%
	2020		1.40%	1.40%	21.19	21.19	448	9,502	12.43%	12.43%	2.45%
	2019		1.40%	1.40%	18.85	18.85	448	8,452	26.77%	26.77%	1.60%
Invesco V.I. EQV International Equity Fund - Series II Shares
	2023		0.30%	3.20%	11.78	35.54	434,172	6,543,453	14.16%	17.51%	0.00%
	2022		0.30%	3.20%	10.32	30.53	418,383	5,531,302	-21.08%	-18.75%	1.51%
	2021		0.30%	3.20%	13.08	37.94	357,997	5,934,030	2.28%	4.69%	1.15%
	2020		0.85%	3.20%	12.79	36.37	235,279	4,005,288	10.16%	12.72%	2.17%
	2019		0.30%	3.20%	11.61	32.38	222,102	3,412,582	24.20%	27.85%	1.38%
Invesco V.I. Global Fund - Series II Shares
	2023		0.75%	1.05%	32.54	49.50	6,585	244,514	33.04%	33.44%	0.00%
	2022		0.75%	1.05%	24.40	37.09	7,674	213,437	-32.65%	-32.45%	0.00%
	2021		0.75%	1.05%	36.13	54.91	6,985	287,321	13.97%	14.31%	0.00%
	2020		0.75%	1.30%	31.63	48.03	8,466	313,710	25.69%	26.39%	0.44%
	2019		0.75%	1.30%	25.04	38.01	9,219	270,928	29.75%	30.47%	0.63%
Invesco V.I. Main Street Small Cap Fund® - Series II Shares
	2023		0.10%	1.50%	14.57	21.44	103,281	1,628,613	16.06%	17.71%	0.96%
	2022		0.10%	1.50%	12.54	17.80	99,196	1,348,964	-17.29%	-16.12%	0.34%
	2021		0.10%	1.50%	15.14	21.26	47,425	804,480	20.44%	21.11%	0.20%
	2020		0.95%	1.50%	12.55	17.58	33,993	495,028	17.85%	18.50%	0.39%
	2019		0.95%	1.50%	14.52	14.86	27,493	364,788	24.26%	24.75%	0.00%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Balanced Portfolio - Service Shares
	2023		1.35%	1.70%	$36.47	$39.00	15,405	$584,472	13.19%	13.57%	1.79%
	2022		1.35%	1.70%	32.22	34.35	13,775	459,793	-18.02%	-17.74%	0.97%
	2021		1.35%	1.70%	39.30	41.78	14,099	573,763	14.94%	15.37%	0.68%
	2020		1.35%	1.70%	34.19	36.24	14,252	504,330	12.11%	12.59%	1.43%
	2019		1.35%	1.70%	30.50	32.23	17,530	554,927	20.21%	20.65%	1.58%
Janus Henderson Enterprise Portfolio - Service Shares
	2023		1.40%	2.70%	40.55	86.67	5,130	410,549	14.64%	16.14%	0.09%
	2022		1.40%	2.70%	35.38	74.78	4,999	343,335	-18.39%	-17.33%	0.08%
	2021		1.40%	2.70%	43.35	90.62	5,289	439,998	13.40%	14.92%	0.24%
	2020		1.40%	2.70%	38.22	79.01	5,458	395,535	16.03%	17.52%	0.00%
	2019		1.40%	2.70%	32.94	67.36	5,686	351,886	31.58%	33.28%	0.05%
Janus Henderson Global Research Portfolio - Service Shares
	2023		1.50%	2.40%	23.98	34.43	6,833	205,508	23.47%	24.59%	0.85%
	2022		1.50%	1.50%	27.64	27.64	785	20,215	-20.81%	-20.81%	0.95%
	2021		1.50%	1.50%	34.90	34.90	606	21,153	16.05%	16.05%	0.36%
	2020		1.50%	1.50%	30.07	30.07	598	17,994	17.98%	17.98%	0.56%
	2019		1.50%	1.50%	25.49	25.49	599	15,259	26.80%	26.80%	0.87%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
	2022		1.10%	2.30%	11.17	12.25	22,828	276,432	-19.69%	-18.72%	1.41%
	2021		1.10%	2.30%	13.91	15.07	24,086	359,097	6.78%	8.07%	0.76%
	2020		1.10%	2.30%	13.03	13.95	29,801	410,667	12.78%	14.14%	1.89%
	2019		1.10%	2.30%	11.55	12.22	29,971	362,016	13.93%	15.30%	2.11%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2
	2022		1.10%	1.65%	10.24	11.37	27,018	292,598	-13.94%	-13.46%	3.40%
	2021		1.10%	1.65%	12.66	13.13	23,340	296,329	6.45%	7.03%	2.93%
	2020		1.10%	1.65%	11.89	12.27	28,615	343,507	3.49%	4.06%	4.11%
	2019		1.10%	1.65%	11.49	11.79	22,626	262,445	12.40%	13.02%	2.80%
Lincoln iShares® Global Growth Allocation Fund - Standard Class
	2021		0.75%	0.75%	16.34	16.34	5,749	93,939	13.06%	13.06%	1.77%
	2020		0.75%	0.75%	14.45	14.45	5,798	83,799	12.45%	12.45%	1.65%
	2019		0.75%	0.75%	12.85	12.85	5,848	75,160	21.04%	21.04%	2.63%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
	2023		0.95%	1.65%	10.46	12.24	231,341	2,572,221	4.81%	5.54%	4.93%
	2022		0.10%	1.65%	9.95	11.62	250,943	2,644,570	-14.23%	-12.89%	4.70%
	2021		0.10%	1.65%	11.73	13.47	193,491	2,396,556	1.59%	2.30%	3.77%
	2020		0.95%	1.65%	11.47	13.18	102,796	1,307,758	5.55%	6.29%	2.57%
	2019		0.95%	1.65%	12.04	12.42	195,581	2,283,002	11.50%	12.11%	6.17%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
	2023		0.95%	1.65%	12.79	18.55	61,526	940,351	6.40%	7.15%	0.00%
	2022		0.95%	1.65%	11.99	17.34	61,603	878,618	-37.03%	-36.59%	0.00%
	2021		0.95%	1.65%	19.25	27.39	105,211	2,206,494	-4.34%	-3.67%	0.00%
	2020		0.95%	1.65%	19.99	28.47	94,528	2,151,101	69.78%	70.97%	0.00%
	2019		0.95%	1.65%	11.69	16.68	89,528	1,168,220	29.58%	30.52%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
	2023		0.75%	1.30%	28.62	40.65	2,405	91,841	13.15%	13.78%	0.60%
	2022		0.75%	1.30%	25.17	35.72	2,474	83,086	-13.12%	-12.64%	1.07%
	2021		0.75%	1.30%	28.83	40.89	2,584	99,404	25.64%	26.36%	0.82%
	2020		0.75%	1.30%	22.83	32.36	2,823	85,770	0.44%	1.01%	1.29%
	2019		0.75%	1.30%	22.61	32.04	2,788	84,173	19.95%	20.61%	1.28%
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
	2023		0.10%	1.65%	9.98	11.14	298,853	3,140,935	3.33%	4.95%	4.63%
	2022		0.50%	1.65%	9.66	10.64	285,843	2,867,264	-6.61%	-5.53%	3.07%
	2021		0.50%	1.65%	10.34	10.79	230,523	2,473,093	-1.02%	-0.32%	2.49%
	2020		0.95%	1.65%	10.45	10.84	171,281	1,830,261	1.44%	2.16%	2.97%
	2019		0.95%	1.65%	10.30	10.62	126,428	1,324,791	3.34%	3.91%	3.83%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Balanced Allocation Fund - Service Class
	2023		0.95%	1.65%	$12.67	$15.26	490,647	$7,037,290	11.42%	12.20%	2.78%
	2022		0.95%	1.65%	11.34	13.62	428,484	5,574,884	-16.32%	-15.73%	1.68%
	2021		0.95%	1.65%	13.51	16.18	425,216	6,599,913	8.44%	9.20%	2.25%
	2020		0.95%	1.65%	12.42	14.84	362,912	5,253,573	14.08%	14.88%	1.65%
	2019		0.95%	1.65%	12.54	12.94	370,431	4,688,716	15.30%	15.93%	2.30%
LVIP American Balanced Allocation Fund - Standard Class
	2023		0.65%	0.65%	20.50	20.50	181	3,718	12.94%	12.94%	2.37%
	2022		0.65%	0.65%	18.15	18.15	282	5,117	-15.18%	-15.18%	1.73%
	2021		0.65%	0.65%	21.40	21.40	381	8,145	9.91%	9.91%	2.26%
	2020		0.65%	0.65%	19.47	19.47	470	9,141	15.63%	15.63%	1.88%
	2019		0.65%	0.65%	16.84	16.84	513	8,638	16.87%	16.87%	2.57%
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	14.24	18.71	2,397,216	43,193,339	5.58%	8.80%	1.34%
	2022		0.50%	3.00%	14.69	17.35	2,354,254	39,550,191	-10.46%	-8.19%	1.74%
	2021		0.50%	3.00%	16.47	19.02	2,445,430	45,183,415	17.28%	20.18%	0.93%
	2020		0.50%	2.95%	14.04	15.93	2,681,070	41,638,253	1.77%	4.30%	0.76%
	2019		0.50%	3.00%	13.76	15.37	2,622,149	39,388,994	23.59%	25.89%	3.10%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2023		1.30%	1.55%	12.48	12.78	235,407	2,960,904	9.69%	9.97%	2.48%
	2022		1.30%	1.55%	11.38	11.62	254,191	2,912,156	-17.12%	-16.91%	1.83%
	2021		1.30%	1.55%	13.73	13.99	265,381	3,666,322	7.30%	7.57%	2.43%
	2020		1.30%	1.55%	12.80	13.00	271,561	3,502,274	8.02%	8.29%	1.63%
	2019		1.30%	1.55%	11.85	12.01	278,216	3,320,209	14.17%	14.45%	2.21%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2023		1.25%	2.35%	11.75	13.03	484,020	6,212,427	10.93%	12.16%	2.30%
	2022		1.30%	2.35%	10.59	11.57	524,883	6,016,180	-20.32%	-19.47%	1.11%
	2021		1.30%	2.35%	13.29	14.36	643,258	9,159,812	8.21%	9.35%	1.73%
	2020		1.30%	2.35%	12.28	13.14	710,954	9,271,120	7.94%	9.08%	1.15%
	2019		1.30%	2.35%	11.38	12.04	755,931	9,047,784	14.24%	15.45%	1.69%
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	2023		0.65%	0.65%	17.52	17.52	11,891	208,321	13.23%	13.23%	2.72%
	2022		0.65%	0.65%	15.47	15.47	12,683	196,235	-18.66%	-18.66%	1.55%
	2021		0.65%	0.65%	19.02	19.02	13,507	256,937	10.45%	10.45%	2.15%
	2020		0.65%	0.65%	17.22	17.22	14,344	247,030	10.18%	10.18%	1.53%
	2019		0.65%	0.65%	15.63	15.63	15,230	238,066	16.61%	16.61%	2.09%
LVIP American Global Growth Fund - Service Class II
	2023		0.30%	3.25%	11.26	39.14	508,095	17,443,211	18.25%	21.79%	0.52%
	2022		0.30%	3.25%	15.49	32.25	533,918	15,202,430	-27.42%	-25.24%	0.57%
	2021		0.30%	3.25%	21.27	43.30	531,408	20,513,028	12.31%	15.27%	0.00%
	2020		0.65%	3.25%	18.87	37.56	474,020	15,964,150	26.15%	29.15%	0.00%
	2019		0.65%	3.00%	14.94	29.08	493,097	12,961,141	30.93%	33.90%	1.35%
LVIP American Global Small Capitalization Fund - Service Class II
	2023		0.20%	2.75%	9.92	22.47	114,135	2,412,008	12.58%	15.49%	0.00%
	2022		0.20%	2.75%	14.15	19.64	132,335	2,457,155	-31.76%	-29.99%	4.42%
	2021		0.20%	2.75%	20.22	28.32	127,029	3,420,874	3.41%	6.08%	0.00%
	2020		0.20%	2.95%	19.06	26.95	133,887	3,438,908	25.47%	28.96%	0.00%
	2019		0.20%	2.95%	17.79	21.10	168,464	3,405,716	27.21%	29.52%	1.38%
LVIP American Growth Allocation Fund - Service Class
	2023		0.95%	1.65%	12.78	15.87	232,828	3,260,201	12.68%	13.47%	2.53%
	2022		0.95%	1.65%	11.31	14.01	220,659	2,723,727	-17.33%	-16.75%	1.24%
	2021		0.95%	1.65%	13.64	16.85	231,672	3,462,638	8.70%	9.46%	1.95%
	2020		0.95%	1.65%	12.64	15.42	197,215	2,746,006	15.06%	15.69%	1.32%
	2019		0.95%	1.50%	10.93	13.35	133,896	1,737,152	17.43%	18.07%	2.07%
LVIP American Growth Fund - Service Class II
	2023		0.20%	3.05%	12.98	57.68	1,699,532	92,227,588	33.85%	37.72%	0.01%
	2022		0.20%	3.05%	21.63	42.28	1,721,186	68,469,734	-32.29%	-30.33%	1.65%
	2021		0.20%	3.05%	31.08	61.27	1,520,425	87,847,790	17.93%	21.33%	0.55%
	2020		0.20%	3.05%	25.36	50.98	1,423,951	68,426,564	47.00%	51.25%	0.00%
	2019		0.20%	3.05%	16.97	34.84	1,443,196	46,403,144	26.38%	29.91%	1.94%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Growth-Income Fund - Service Class II
	2023		0.20%	3.25%	$22.38	$43.48	1,700,226	$69,761,257	21.70%	25.46%	1.01%
	2022		0.30%	3.25%	17.86	34.99	1,733,340	57,321,076	-19.46%	-17.05%	2.41%
	2021		0.30%	3.25%	21.53	42.54	1,724,135	69,482,229	19.73%	23.32%	0.80%
	2020		0.30%	3.25%	17.46	34.79	1,627,004	53,680,837	9.52%	12.80%	1.47%
	2019		0.30%	3.25%	15.05	31.86	1,434,679	42,574,011	21.68%	25.32%	2.76%
LVIP American International Fund - Service Class II
	2023		0.30%	3.25%	11.14	17.38	950,793	14,922,812	11.72%	15.07%	0.95%
	2022		0.30%	3.25%	9.96	16.32	973,218	13,398,316	-23.60%	-21.31%	2.38%
	2021		0.30%	3.25%	13.01	20.80	922,612	16,340,963	-4.98%	-2.14%	2.12%
	2020		0.30%	3.25%	13.67	21.32	886,526	16,196,646	9.94%	13.23%	0.25%
	2019		0.30%	3.25%	11.37	18.36	906,640	14,930,484	18.52%	22.07%	1.37%
LVIP American Preservation Fund - Service Class
	2023		0.10%	1.50%	9.22	10.49	102,139	970,372	2.20%	3.64%	2.89%
	2022		0.10%	1.50%	9.02	10.12	121,409	1,128,941	-8.36%	-7.06%	1.65%
	2021		0.10%	1.65%	9.71	10.89	151,967	1,542,882	-2.49%	-0.95%	2.33%
	2020		0.10%	1.65%	10.08	10.99	135,508	1,393,684	3.87%	5.35%	2.06%
	2019		0.10%	1.50%	9.71	10.43	17,464	172,757	2.51%	3.98%	1.78%
LVIP Baron Growth Opportunities Fund - Service Class
	2023		0.10%	3.15%	18.50	44.12	667,237	23,219,937	14.16%	17.76%	0.00%
	2022		0.30%	3.15%	16.20	37.86	654,768	19,816,441	-28.14%	-26.05%	0.00%
	2021		0.30%	3.15%	22.53	52.58	574,421	24,954,483	15.04%	18.36%	0.00%
	2020		0.30%	3.15%	19.57	45.61	612,682	22,914,685	29.93%	33.68%	0.00%
	2019		0.30%	3.15%	15.22	35.04	616,526	17,574,186	32.16%	35.97%	0.00%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.89%
	2021		0.95%	3.05%	12.87	17.34	124,587	2,073,260	4.21%	6.42%	1.09%
	2020		0.95%	3.05%	12.10	16.32	113,361	1,778,936	9.46%	11.78%	1.93%
	2019		0.95%	3.05%	10.82	14.47	47,330	656,714	13.33%	15.28%	3.31%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	13.33	24.56	5,717,590	113,616,740	5.58%	8.80%	2.44%
	2022		0.50%	3.30%	12.62	23.26	5,892,825	109,244,472	-5.70%	-3.02%	2.03%
	2021		0.50%	3.30%	13.37	24.01	6,437,237	124,285,998	18.78%	22.15%	1.79%
	2020		0.50%	3.30%	10.95	19.68	7,407,240	118,315,175	-2.11%	0.36%	1.92%
	2019		0.50%	3.00%	12.74	19.85	7,091,442	113,956,468	14.80%	17.53%	2.28%
LVIP BlackRock Global Allocation Fund - Service Class
	2023		0.30%	3.20%	11.67	22.54	2,380,746	45,997,061	9.78%	13.01%	2.47%
	2022	6/3/22	0.30%	3.20%	10.59	20.01	2,636,619	45,714,059	-6.81%	-5.24%	0.23%
LVIP BlackRock Global Allocation Fund - Standard Class
	2023		0.65%	0.65%	23.34	23.34	1,008	23,517	12.89%	12.89%	2.60%
	2022	6/3/22	0.65%	0.65%	20.67	20.67	1,246	25,767	-5.29%	-5.29%	0.36%
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
	2023		0.65%	3.05%	9.67	12.49	5,707,115	64,570,484	7.91%	10.53%	2.27%
	2022		0.65%	3.05%	8.96	11.30	6,407,692	66,171,928	-20.53%	-18.60%	2.50%
	2021		0.65%	3.05%	11.33	13.88	6,836,144	87,439,950	4.19%	6.66%	4.48%
	2020		0.65%	3.00%	10.87	13.01	7,040,095	85,172,385	7.15%	9.70%	1.60%
	2019		0.65%	3.00%	10.15	11.86	7,513,567	83,648,056	12.79%	15.47%	1.56%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.30%	10.89	13.34	2,307,176	28,672,772	7.67%	10.95%	1.75%
	2022		0.30%	3.30%	10.12	12.06	2,641,616	30,019,948	-19.52%	-17.06%	1.18%
	2021		0.30%	3.30%	12.57	14.64	2,771,600	38,450,782	8.66%	11.97%	0.95%
	2020		0.30%	3.30%	11.73	13.11	2,865,411	35,886,709	-1.38%	1.32%	1.22%
	2019		0.30%	3.00%	11.89	12.98	2,649,708	33,128,207	14.17%	17.29%	1.87%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2023		0.10%	3.30%	7.86	12.31	5,579,757	60,437,098	1.41%	4.71%	2.10%
	2022		0.10%	3.30%	7.74	11.82	5,828,788	61,170,127	-8.03%	-5.04%	8.78%
	2021		0.10%	3.30%	8.42	12.59	5,838,122	65,283,980	1.07%	4.30%	6.66%
	2020		0.10%	3.25%	8.33	12.13	5,071,725	55,011,926	1.66%	4.70%	0.16%
	2019		0.30%	3.25%	8.19	11.62	5,083,170	53,367,232	2.25%	5.31%	2.00%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2023		0.65%	0.65%	$12.71	$12.71	10,983	$139,584	4.39%	4.39%	2.43%
	2022		0.65%	0.65%	12.17	12.17	11,195	136,299	-5.32%	-5.32%	9.31%
	2021		0.65%	0.65%	12.86	12.86	11,102	142,765	3.99%	3.99%	10.06%
	2020		0.65%	0.65%	12.37	12.37	1,615	19,973	4.59%	4.59%	0.17%
	2019		0.65%	0.65%	11.82	11.82	1,655	19,569	5.21%	5.21%	2.32%
LVIP BlackRock Real Estate Fund - Service Class
	2023		0.10%	2.90%	8.11	17.54	494,439	4,936,273	9.56%	12.67%	2.68%
	2022		0.10%	2.90%	7.39	16.08	535,410	4,820,039	-30.86%	-28.89%	1.33%
	2021		0.10%	2.90%	10.68	22.72	525,674	6,766,456	24.05%	26.93%	6.52%
	2020		0.60%	2.90%	8.60	17.90	573,604	5,855,465	-5.24%	-3.03%	5.23%
	2019		0.60%	2.90%	9.07	18.11	594,668	6,338,320	21.04%	23.68%	3.18%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.20%	11.73	14.26	3,842,177	51,497,056	8.43%	11.62%	1.53%
	2022		0.65%	3.20%	10.82	12.82	4,235,356	51,475,822	-19.43%	-17.35%	1.08%
	2021		0.65%	3.20%	13.62	15.51	4,253,198	63,054,756	10.94%	13.52%	0.96%
	2020		0.65%	2.95%	12.28	13.66	4,077,558	53,684,565	-0.01%	2.31%	1.17%
	2019		0.65%	2.95%	12.28	13.35	3,226,146	41,785,481	15.03%	17.71%	1.64%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2023		0.50%	3.30%	13.02	38.83	2,921,540	93,970,018	29.48%	33.15%	0.16%
	2022		0.50%	3.30%	12.96	29.43	3,282,553	80,039,521	-29.29%	-27.28%	0.00%
	2021		0.20%	3.30%	17.82	40.84	3,080,078	104,491,167	26.29%	29.89%	0.00%
	2020		0.50%	3.30%	13.72	31.73	3,405,788	90,149,420	19.92%	22.89%	0.15%
	2019		0.50%	2.95%	17.03	26.05	3,228,837	70,739,282	16.16%	18.87%	0.51%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2023		1.25%	2.50%	26.44	42.17	2,507	78,211	30.84%	32.49%	0.39%
	2022		1.25%	2.50%	20.21	31.83	2,978	69,432	-28.55%	-27.65%	0.00%
	2021		1.25%	2.50%	28.28	43.99	4,293	146,365	27.63%	29.24%	0.00%
	2020		1.25%	2.50%	22.16	34.04	5,287	140,352	20.76%	22.28%	0.31%
	2019		1.25%	2.50%	18.35	27.84	7,012	154,818	16.97%	18.45%	0.69%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	12.29	24.52	3,257,046	58,935,076	13.65%	17.11%	0.04%
	2022		0.50%	3.00%	12.09	21.50	3,436,455	53,768,486	-26.01%	-24.14%	0.00%
	2021		0.20%	3.00%	16.13	29.04	3,287,797	68,463,213	9.66%	12.44%	0.00%
	2020		0.50%	3.00%	14.96	26.45	3,417,358	63,815,467	23.64%	26.77%	0.00%
	2019		0.30%	3.00%	12.59	21.39	3,512,609	52,276,690	20.91%	23.79%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2023		0.65%	0.65%	35.53	35.53	184	6,542	16.99%	16.99%	0.29%
	2022		0.65%	0.65%	30.37	30.37	186	5,634	-24.06%	-24.06%	0.00%
	2021		0.65%	0.65%	39.99	39.99	174	6,970	12.56%	12.56%	0.00%
	2020		0.65%	0.65%	35.53	35.53	183	6,499	26.88%	26.88%	0.00%
	2019		0.65%	0.65%	28.00	28.00	187	5,249	24.10%	24.10%	0.00%
LVIP Channing Small Cap Value Fund - Service Class
	2023		1.30%	1.30%	10.33	10.33	19,470	201,041	18.11%	18.11%	1.33%
	2022	12/19/22	1.30%	1.30%	8.75	8.75	485	4,245	1.91%	1.91%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
	2023		0.80%	3.15%	15.63	19.77	1,937,549	35,636,917	18.32%	21.14%	0.68%
	2022		0.65%	3.15%	13.21	16.54	2,252,704	34,445,863	-20.29%	-18.27%	0.53%
	2021		0.65%	3.15%	16.57	20.24	2,319,548	43,770,933	17.85%	20.83%	0.18%
	2020		0.65%	3.15%	14.06	16.75	2,658,609	41,874,417	10.91%	13.71%	0.55%
	2019		0.65%	3.15%	12.83	14.73	2,939,270	41,008,408	15.48%	18.16%	1.45%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2023		0.65%	0.65%	20.79	20.79	285	5,933	21.74%	21.74%	1.08%
	2022		0.65%	0.65%	17.08	17.08	305	5,204	-17.98%	-17.98%	0.91%
	2021		0.65%	0.65%	20.82	20.82	303	6,316	21.26%	21.26%	0.55%
	2020		0.65%	0.65%	17.17	17.17	334	5,728	14.12%	14.12%	0.94%
	2019		0.65%	0.65%	15.05	15.05	345	5,184	18.60%	18.60%	1.52%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.10%
LVIP Delaware Bond Fund - Service Class
	2023		0.10%	3.30%	8.08	15.26	16,530,775	220,809,272	2.14%	5.46%	2.90%
	2022		0.10%	3.30%	7.90	14.55	16,018,058	205,993,261	-16.80%	-14.09%	2.82%
	2021		0.10%	3.30%	9.49	17.03	16,161,729	244,967,566	-5.32%	-2.24%	1.75%
	2020		0.10%	3.30%	10.02	17.52	14,004,207	220,358,507	5.98%	9.37%	2.05%
	2019		0.10%	3.25%	9.95	16.11	13,720,043	201,100,156	5.40%	8.72%	2.85%
LVIP Delaware Bond Fund - Standard Class
	2023		1.25%	2.80%	9.50	20.99	149,105	2,417,838	3.01%	4.62%	3.14%
	2022		1.25%	2.80%	9.21	20.09	147,512	2,318,196	-16.08%	-14.77%	2.86%
	2021		1.25%	2.80%	10.96	23.61	185,469	3,540,669	-4.51%	-3.02%	1.98%
	2020		1.25%	2.80%	11.47	24.38	197,652	3,921,561	6.83%	8.50%	2.34%
	2019		1.25%	2.80%	10.73	22.50	205,422	3,773,180	6.19%	7.85%	3.01%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2023		0.10%	3.20%	7.88	11.32	5,133,618	50,231,211	2.00%	5.21%	4.88%
	2022		0.10%	3.20%	7.72	10.76	5,323,305	50,172,418	-3.31%	-0.26%	2.12%
	2021		0.10%	3.20%	7.99	10.79	5,492,002	52,622,812	-3.01%	0.04%	0.96%
	2020		0.10%	3.20%	8.23	10.83	5,135,272	49,895,719	-2.07%	1.01%	1.26%
	2019		0.10%	3.20%	8.41	10.77	5,476,489	53,425,114	1.06%	4.24%	2.52%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2023		0.65%	0.65%	11.50	11.50	12,817	147,453	4.88%	4.88%	5.28%
	2022		0.65%	0.65%	10.97	10.97	12,817	140,587	-0.55%	-0.55%	2.45%
	2021		0.65%	0.65%	11.03	11.03	12,321	135,897	-0.25%	-0.25%	1.36%
	2020		0.65%	0.65%	11.06	11.06	8,826	97,587	0.71%	0.71%	1.66%
	2019		0.65%	0.65%	10.98	10.98	7,176	78,789	3.93%	3.93%	3.10%
LVIP Delaware Diversified Income Fund - Service Class
	2023		0.10%	3.25%	8.29	17.15	6,215,150	93,515,612	2.55%	5.83%	3.77%
	2022		0.50%	3.25%	8.08	16.40	6,357,796	91,912,362	-16.87%	-14.55%	2.92%
	2021		0.50%	3.25%	9.72	19.33	6,939,785	118,641,133	-4.77%	-2.11%	4.35%
	2020		0.50%	3.25%	10.21	19.90	6,729,118	119,217,239	7.15%	9.97%	2.40%
	2019		0.30%	3.25%	9.86	18.20	6,847,449	111,363,394	6.62%	9.37%	2.63%
LVIP Delaware Diversified Income Fund - Standard Class
	2023		0.65%	1.65%	11.51	16.20	13,065	196,063	4.50%	5.55%	4.09%
	2022		0.65%	1.65%	11.02	15.34	13,048	185,932	-15.27%	-14.41%	3.38%
	2021		0.65%	1.65%	13.00	17.93	12,859	213,182	-2.91%	-1.94%	5.18%
	2020		0.65%	1.65%	13.39	18.28	12,948	220,409	9.22%	10.32%	2.57%
	2019		0.65%	1.65%	12.26	16.57	11,499	175,297	8.63%	9.72%	2.78%
LVIP Delaware High Yield Fund - Service Class
	2023		0.10%	2.90%	10.05	32.17	166,326	3,774,318	9.13%	12.22%	5.65%
	2022		0.75%	2.90%	9.86	29.10	239,122	4,323,374	-14.19%	-12.32%	6.24%
	2021		0.75%	2.90%	13.98	33.47	187,832	4,670,862	1.60%	3.80%	8.95%
	2020		0.75%	2.90%	13.76	32.52	197,748	4,810,450	3.83%	6.09%	5.74%
	2019		0.75%	2.90%	13.25	30.92	213,245	4,943,449	12.80%	15.25%	6.38%
LVIP Delaware High Yield Fund - Standard Class
	2023		1.40%	2.35%	18.75	27.41	4,877	123,022	10.05%	11.10%	6.60%
	2022		1.40%	2.35%	17.04	24.67	5,767	131,755	-13.47%	-12.64%	5.08%
	2021		1.40%	2.35%	19.69	28.24	7,654	202,988	2.49%	3.46%	9.67%
	2020		1.40%	2.35%	19.21	27.30	7,874	201,337	4.75%	5.75%	6.08%
	2019		1.40%	2.35%	18.34	25.81	8,470	204,905	13.73%	14.81%	6.68%
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2023		0.10%	3.15%	7.82	12.98	3,270,300	36,493,641	1.43%	4.57%	3.18%
	2022		0.20%	3.15%	7.71	12.48	3,427,048	37,143,867	-7.37%	-4.60%	2.07%
	2021		0.20%	3.15%	8.33	13.14	3,983,625	45,891,896	-4.11%	-1.25%	1.34%
	2020		0.20%	3.15%	8.68	13.37	3,827,623	45,315,337	0.89%	3.92%	1.50%
	2019		0.20%	3.15%	8.61	12.92	3,778,876	43,594,621	1.55%	4.12%	2.41%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2023		0.65%	0.65%	$12.54	$12.54	1,653	$20,727	4.31%	4.31%	3.68%
	2022		0.65%	0.65%	12.02	12.02	1,511	18,164	-4.74%	-4.74%	2.70%
	2021		0.65%	0.65%	12.62	12.62	1,368	17,258	-1.32%	-1.32%	1.90%
	2020		0.65%	0.65%	12.79	12.79	922	11,791	3.63%	3.63%	1.78%
	2019		0.65%	0.65%	12.34	12.34	579	7,146	4.53%	4.53%	2.76%
LVIP Delaware Mid Cap Value Fund - Service Class
	2023		0.10%	3.00%	10.66	33.81	387,198	9,345,392	7.58%	10.74%	1.32%
	2022		0.30%	3.00%	16.24	30.74	406,501	8,908,690	-11.88%	-9.47%	1.32%
	2021		0.30%	3.00%	20.58	34.13	370,883	9,198,500	27.57%	30.41%	1.06%
	2020		0.80%	3.00%	16.11	26.17	380,596	7,303,913	-2.65%	-0.64%	2.57%
	2019		0.30%	2.85%	14.07	26.34	327,228	6,340,360	26.32%	29.58%	1.00%
LVIP Delaware SMID Cap Core Fund - Service Class
	2023		0.10%	2.95%	16.92	61.22	237,318	9,322,962	12.73%	15.99%	0.95%
	2022		0.30%	2.95%	14.77	53.58	231,888	8,231,678	-16.49%	-14.25%	0.18%
	2021		0.30%	3.00%	17.41	63.30	238,502	10,127,305	19.19%	22.46%	0.57%
	2020		0.30%	3.00%	14.36	52.36	257,806	9,160,358	7.46%	10.41%	0.29%
	2019		0.10%	3.00%	13.33	48.05	271,643	9,118,393	25.43%	29.12%	0.30%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2023		1.40%	1.40%	37.33	37.33	7,526	280,929	14.83%	14.83%	1.13%
	2022		1.40%	1.40%	32.51	32.51	7,904	256,933	-14.93%	-14.93%	0.35%
	2021		1.40%	1.40%	38.21	38.21	12,609	481,829	21.47%	21.47%	0.96%
	2020		1.40%	1.40%	31.46	31.46	13,032	409,990	9.54%	9.54%	0.56%
	2019		1.40%	1.40%	28.72	28.72	13,796	396,216	27.83%	27.83%	0.55%
LVIP Delaware Social Awareness Fund - Service Class
	2023		0.95%	3.00%	21.43	56.09	125,593	5,023,837	25.89%	28.50%	0.67%
	2022		0.95%	3.00%	16.74	43.82	134,018	4,195,752	-22.36%	-20.75%	0.78%
	2021		0.95%	3.00%	21.68	55.52	137,902	5,485,507	22.27%	24.80%	0.48%
	2020		0.95%	3.00%	26.19	44.67	150,827	4,973,737	15.86%	18.02%	0.94%
	2019		1.05%	2.90%	22.55	37.96	145,571	4,342,690	27.76%	30.14%	1.80%
LVIP Delaware Social Awareness Fund - Standard Class
	2023		1.25%	2.60%	33.98	63.23	3,847	219,034	26.84%	28.56%	0.95%
	2022		1.25%	2.60%	26.79	49.36	5,053	229,022	-21.78%	-20.71%	1.13%
	2021		1.25%	2.60%	34.25	62.47	5,713	326,459	23.19%	24.86%	0.84%
	2020		1.25%	2.60%	27.80	50.21	6,128	279,886	16.61%	18.20%	1.31%
	2019		1.25%	2.60%	23.84	42.62	6,605	256,308	28.59%	30.34%	2.01%
LVIP Delaware U.S. Growth Fund - Service Class
	2023		0.20%	3.25%	15.54	59.72	277,423	13,397,875	43.18%	47.61%	0.00%
	2022		0.30%	3.25%	17.38	41.03	236,521	7,758,609	-30.19%	-28.10%	0.00%
	2021		0.30%	3.25%	27.97	57.81	232,668	10,780,858	13.98%	16.98%	0.00%
	2020		0.65%	3.25%	24.54	49.89	228,464	9,110,548	39.10%	42.75%	0.00%
	2019		0.30%	3.25%	17.64	35.28	256,345	7,175,348	22.82%	26.06%	0.00%
LVIP Delaware U.S. REIT Fund - Service Class
	2023		0.10%	2.90%	9.79	44.31	333,779	8,559,479	9.04%	12.13%	3.12%
	2022		0.10%	2.90%	9.65	40.03	341,113	8,085,200	-27.66%	-25.60%	2.80%
	2021		0.10%	2.90%	13.14	54.51	361,356	11,778,938	38.47%	42.26%	2.37%
	2020		0.20%	2.90%	9.34	38.78	405,814	9,452,079	-13.20%	-10.82%	1.67%
	2019		0.10%	2.90%	10.74	44.01	402,321	10,729,990	22.88%	26.37%	1.85%
LVIP Delaware U.S. REIT Fund - Standard Class
	2023		1.40%	2.15%	19.88	51.19	6,358	322,155	10.18%	11.01%	3.00%
	2022		1.40%	2.15%	18.04	46.11	7,728	353,077	-26.89%	-26.34%	3.16%
	2021		1.40%	2.15%	24.68	62.60	7,911	490,084	40.03%	41.08%	3.03%
	2020		1.40%	2.15%	17.62	44.37	7,999	350,846	-12.31%	-11.65%	2.22%
	2019		1.40%	2.15%	20.10	50.23	9,915	492,822	24.11%	25.05%	2.12%
LVIP Delaware Value Fund - Service Class
	2023		0.10%	3.25%	12.63	44.26	393,304	11,472,260	-0.12%	3.07%	1.37%
	2022		0.10%	3.25%	14.47	43.58	418,267	12,251,801	-6.64%	-3.65%	1.51%
	2021		0.10%	3.25%	15.21	45.92	438,605	13,736,831	18.15%	21.92%	4.96%
	2020		0.10%	3.25%	12.63	38.23	483,314	12,727,607	-2.83%	-0.17%	1.83%
	2019		0.30%	3.00%	12.96	38.80	519,795	14,055,889	16.06%	19.24%	1.48%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Value Fund - Standard Class
	2023		1.40%	1.40%	$39.13	$39.13	1,288	$50,391	2.05%	2.05%	1.71%
	2022		1.40%	1.40%	38.35	38.35	1,319	50,591	-4.61%	-4.61%	1.80%
	2021		1.40%	1.40%	40.20	40.20	1,367	54,969	20.72%	20.72%	5.69%
	2020		1.40%	1.40%	33.30	33.30	1,405	46,798	-0.98%	-0.98%	2.23%
	2019		1.40%	1.40%	33.63	33.63	1,673	56,267	18.30%	18.30%	1.76%
LVIP Delaware Wealth Builder Fund - Service Class
	2023		1.15%	2.85%	11.87	24.67	102,270	2,100,367	6.56%	8.39%	2.77%
	2022		1.30%	2.85%	10.99	22.82	93,406	1,760,693	-13.92%	-12.58%	2.04%
	2021		1.30%	2.85%	12.60	25.65	85,772	1,841,597	8.37%	10.07%	2.01%
	2020		1.30%	2.85%	11.47	23.35	76,750	1,471,478	2.40%	4.00%	1.77%
	2019		1.30%	2.85%	11.05	22.49	79,242	1,465,103	12.42%	14.12%	2.58%
LVIP Delaware Wealth Builder Fund - Standard Class
	2023		1.40%	2.45%	16.90	25.80	4,557	114,647	7.25%	8.38%	2.80%
	2022		1.40%	2.45%	15.76	23.81	4,871	112,892	-13.36%	-12.44%	2.25%
	2021		1.40%	2.45%	18.19	27.19	4,974	131,634	9.09%	10.23%	2.01%
	2020		1.40%	2.45%	16.67	24.67	5,638	135,761	3.07%	4.15%	2.03%
	2019		1.40%	2.45%	16.18	23.69	5,744	132,956	13.09%	14.29%	2.84%
LVIP Dimensional International Core Equity Fund - Service Class
	2023		0.10%	3.15%	10.90	15.36	763,063	9,681,538	12.13%	15.61%	2.84%
	2022		0.95%	3.15%	9.72	12.59	757,135	8,420,929	-16.32%	-14.45%	3.36%
	2021		0.95%	3.15%	11.61	14.71	657,149	8,511,763	9.43%	11.87%	2.20%
	2020		0.95%	3.15%	10.61	11.92	592,984	6,854,158	3.30%	5.44%	1.57%
	2019		1.10%	3.15%	10.27	11.31	548,492	6,039,920	16.79%	19.21%	2.40%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	8.93	13.73	3,559,989	40,958,254	12.63%	16.06%	3.29%
	2022		0.55%	3.05%	8.40	11.89	3,746,442	37,602,269	-14.04%	-11.86%	3.07%
	2021		0.10%	3.05%	9.78	13.53	3,622,378	41,621,868	11.62%	14.45%	2.83%
	2020		0.55%	3.05%	8.76	11.86	3,762,100	38,112,740	-9.46%	-7.40%	1.65%
	2019		0.80%	3.05%	9.76	12.82	3,088,449	34,018,916	13.13%	15.59%	2.57%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2023		0.10%	3.15%	19.89	38.37	610,847	17,874,001	18.56%	22.23%	1.09%
	2022		0.10%	3.15%	16.35	32.30	578,593	14,381,360	-18.16%	-15.63%	1.08%
	2021		0.10%	3.15%	19.46	39.39	499,873	15,736,370	23.16%	26.95%	0.88%
	2020		0.10%	3.15%	16.62	31.92	479,586	12,280,801	12.40%	15.85%	1.23%
	2019		0.10%	3.15%	15.09	28.34	456,979	10,337,059	25.64%	29.27%	1.72%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2023		0.65%	0.65%	56.41	56.41	117	6,600	21.99%	21.99%	1.38%
	2022		0.65%	0.65%	46.24	46.24	121	5,588	-15.80%	-15.80%	1.34%
	2021		0.65%	0.65%	54.92	54.92	129	7,088	26.69%	26.69%	1.14%
	2020		0.65%	0.65%	43.35	43.35	146	6,328	15.64%	15.64%	1.55%
	2019		0.65%	0.65%	37.48	37.48	142	5,317	29.23%	29.23%	1.86%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	2023		0.10%	3.15%	17.52	22.65	742,403	14,989,513	17.59%	21.23%	1.07%
	2022		0.10%	3.15%	14.90	18.69	706,483	11,898,291	-16.79%	-14.21%	1.06%
	2021		0.10%	3.15%	17.91	20.53	673,085	13,389,256	23.51%	26.25%	0.91%
	2020		0.95%	3.15%	14.50	16.29	650,896	10,279,705	11.48%	13.96%	1.14%
	2019		0.95%	3.15%	13.01	14.31	643,353	8,973,376	24.53%	27.10%	1.17%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
	2023		0.10%	3.30%	15.23	30.16	2,652,752	65,402,293	17.70%	21.52%	0.94%
	2022		0.10%	3.30%	12.94	25.00	2,800,290	57,600,701	-17.67%	-14.99%	0.82%
	2021		0.10%	3.30%	15.72	29.63	2,784,950	68,364,827	23.25%	27.25%	0.76%
	2020		0.10%	3.30%	16.06	23.46	3,187,077	62,423,757	11.66%	14.89%	0.87%
	2019		0.10%	2.95%	13.98	20.57	3,314,400	57,281,738	15.81%	19.16%	0.99%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
	2023		0.65%	3.05%	15.57	22.62	1,924,099	39,351,361	21.06%	24.00%	0.68%
	2022		0.65%	3.05%	12.68	18.24	2,173,331	36,219,377	-21.63%	-19.73%	0.64%
	2021		0.65%	3.05%	15.96	22.72	2,255,145	47,162,272	22.80%	25.72%	0.96%
	2020		0.65%	3.00%	15.11	18.07	2,487,888	41,734,744	16.30%	19.07%	0.33%
	2019		0.30%	3.00%	12.99	15.18	2,481,235	35,318,977	16.08%	18.84%	0.90%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
	2023		0.65%	0.65%	$23.47	$23.47	252	$5,905	24.44%	24.44%	1.03%
	2022		0.65%	0.65%	18.86	18.86	278	5,246	-19.45%	-19.45%	1.02%
	2021		0.65%	0.65%	23.42	23.42	268	6,283	26.16%	26.16%	1.32%
	2020		0.65%	0.65%	18.56	18.56	307	5,706	19.48%	19.48%	0.65%
	2019		0.65%	0.65%	15.54	15.54	334	5,196	19.26%	19.26%	1.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2023		0.65%	3.30%	10.04	21.68	4,347,699	60,311,879	13.15%	16.19%	1.34%
	2022		0.65%	3.30%	9.75	18.69	4,735,193	56,967,267	-15.13%	-12.85%	1.28%
	2021		0.65%	3.30%	11.45	21.48	5,031,800	70,087,800	13.56%	16.33%	0.90%
	2020		0.65%	3.00%	10.07	18.50	5,633,525	68,081,942	9.06%	11.73%	0.80%
	2019		0.65%	3.00%	9.22	16.59	6,179,165	67,303,102	9.19%	11.85%	1.66%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.87%
	2021		1.10%	3.05%	13.76	15.10	142,240	2,115,503	7.60%	9.72%	1.61%
	2020		1.10%	3.05%	12.79	13.78	136,193	1,852,088	10.28%	12.45%	1.05%
	2019		1.10%	3.05%	11.58	12.27	125,655	1,522,834	15.12%	17.38%	2.99%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
	2023		0.50%	2.95%	10.07	13.12	463,732	5,566,178	6.57%	9.22%	2.96%
	2022		0.50%	2.95%	9.29	12.44	509,947	5,670,783	-14.61%	-12.49%	9.93%
	2021		0.50%	2.95%	10.79	14.27	534,380	6,862,867	5.36%	7.97%	5.20%
	2020		0.50%	2.95%	10.00	13.27	599,268	7,197,429	-0.58%	1.89%	3.31%
	2019		0.50%	2.95%	9.81	13.31	614,301	7,340,492	4.22%	6.81%	3.46%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
	2023		0.65%	0.65%	18.17	18.17	3,480	63,253	9.33%	9.33%	3.26%
	2022		0.65%	0.65%	16.62	16.62	3,642	60,539	-12.40%	-12.40%	10.25%
	2021		0.65%	0.65%	18.98	18.98	3,660	69,456	8.08%	8.08%	8.07%
	2020		0.65%	0.65%	17.56	17.56	754	13,238	1.99%	1.99%	3.42%
	2019		0.65%	0.65%	17.22	17.22	824	14,184	6.91%	6.91%	3.85%
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
	2023		0.80%	3.05%	11.20	18.95	501,184	6,801,294	15.06%	17.68%	4.02%
	2022		0.80%	3.05%	9.71	16.10	571,457	6,648,490	-10.03%	-7.98%	7.31%
	2021		0.80%	3.05%	10.77	17.50	609,711	7,761,750	9.49%	11.98%	4.23%
	2020		0.80%	3.05%	9.82	15.63	640,272	7,329,290	-7.21%	-5.10%	2.49%
	2019		0.30%	3.05%	10.56	16.47	609,987	7,426,976	11.67%	14.79%	3.90%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
	2023		0.10%	3.05%	14.74	40.74	454,847	15,067,300	13.57%	16.97%	1.33%
	2022		0.85%	3.05%	16.25	35.84	499,632	14,430,343	-12.90%	-10.96%	2.56%
	2021		0.85%	3.05%	18.34	41.11	541,128	18,186,240	27.60%	30.30%	2.07%
	2020		0.95%	3.05%	14.38	32.18	602,637	15,705,488	-0.37%	1.75%	2.43%
	2019		0.30%	3.05%	14.49	32.27	645,933	16,695,837	23.24%	26.61%	2.45%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
	2023		0.65%	0.65%	59.05	59.05	5,391	318,357	16.63%	16.63%	1.69%
	2022		0.65%	0.65%	50.64	50.64	5,391	272,972	-10.55%	-10.55%	2.97%
	2021	5/19/21	0.65%	0.65%	56.61	56.61	5,181	293,325	7.88%	7.88%	2.27%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
	2023		0.30%	3.15%	15.88	36.18	396,446	11,992,717	11.68%	14.91%	1.35%
	2022		0.75%	3.15%	13.97	31.63	452,438	11,603,350	-15.38%	-13.32%	2.55%
	2021		0.75%	3.15%	16.21	36.49	785,652	19,740,057	29.19%	32.32%	2.79%
	2020		0.75%	3.15%	12.55	27.57	406,057	10,044,350	2.44%	4.93%	2.63%
	2019		0.75%	3.15%	11.98	26.28	393,477	9,375,712	15.82%	18.63%	1.82%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
	2023		0.65%	1.65%	27.06	47.73	878	33,629	13.65%	14.79%	1.72%
	2022		0.65%	1.65%	23.81	41.58	855	27,710	-13.88%	-13.02%	3.58%
	2021		0.65%	1.65%	27.65	47.80	834	30,178	31.47%	32.79%	2.33%
	2020		0.65%	1.65%	21.03	36.00	979	25,974	4.25%	5.30%	2.87%
	2019		0.65%	1.65%	20.17	34.19	827	19,680	17.87%	19.05%	1.99%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	2.84%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	2023		0.80%	3.00%	10.76	12.04	1,015,074	11,947,337	10.44%	12.89%	1.72%
	2022		0.80%	3.00%	9.74	10.67	848,758	8,861,744	-22.11%	-20.38%	2.17%
	2021		0.80%	3.00%	12.64	13.38	722,383	9,513,681	11.46%	13.48%	3.15%
	2020		0.85%	2.65%	11.37	11.79	481,150	5,624,933	3.49%	5.27%	1.84%
	2019		0.85%	2.55%	11.01	11.14	340,246	3,791,290	14.46%	15.67%	9.03%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2023		0.65%	3.20%	10.10	18.55	3,334,001	57,152,544	6.00%	8.74%	1.64%
	2022		0.65%	3.20%	9.50	17.06	3,848,244	61,278,640	-18.27%	-16.16%	2.22%
	2021		0.65%	3.20%	11.59	20.38	4,381,157	83,987,980	3.98%	6.67%	3.17%
	2020		0.65%	3.20%	11.11	19.22	4,668,077	84,495,864	3.45%	6.12%	1.88%
	2019		0.65%	3.20%	10.71	18.22	5,006,571	86,009,916	11.11%	13.98%	2.29%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2023		1.70%	1.70%	17.97	17.97	7,635	137,179	7.87%	7.87%	1.96%
	2022		1.70%	1.70%	16.66	16.66	8,203	136,636	-16.82%	-16.82%	2.57%
	2021		1.70%	1.70%	20.03	20.03	8,814	176,512	5.82%	5.82%	3.41%
	2020		1.70%	1.70%	18.92	18.92	9,374	177,389	5.27%	5.27%	2.14%
	2019		1.70%	1.70%	17.98	17.98	9,978	179,373	13.07%	13.07%	2.56%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2023		0.65%	3.20%	10.18	17.66	15,469,928	253,334,127	9.49%	12.31%	1.59%
	2022		0.65%	3.20%	9.29	15.82	17,555,063	258,513,610	-21.44%	-19.41%	2.16%
	2021		0.65%	3.20%	11.81	19.74	18,776,681	347,628,181	8.95%	11.76%	2.74%
	2020		0.65%	3.20%	10.83	17.77	21,106,833	352,769,615	2.27%	4.91%	1.88%
	2019		0.65%	3.20%	10.58	17.04	23,559,270	378,362,266	11.92%	14.81%	2.02%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2023		0.10%	3.45%	10.14	18.15	14,022,083	236,970,188	7.77%	11.44%	1.63%
	2022		0.10%	3.45%	9.49	16.47	15,472,029	238,112,578	-20.38%	-17.67%	2.30%
	2021		0.10%	3.45%	13.28	20.24	16,973,152	321,805,946	7.06%	10.42%	2.68%
	2020		0.10%	3.20%	12.41	18.54	19,026,359	331,568,596	2.50%	5.75%	1.77%
	2019		0.10%	3.20%	12.10	17.74	21,012,201	350,952,855	11.12%	14.64%	2.06%
LVIP Goldman Sachs Income Builder Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.04%
LVIP Government Money Market Fund - Service Class
	2023		0.10%	3.25%	7.17	10.82	3,837,541	36,646,819	1.15%	4.39%	4.38%
	2022		0.85%	3.25%	7.09	9.93	4,388,377	40,454,521	-2.10%	0.27%	1.42%
	2021		0.85%	3.25%	7.23	9.92	2,328,858	21,204,867	-3.18%	-0.83%	0.01%
	2020		0.85%	3.25%	7.47	10.01	2,824,517	25,841,935	-3.00%	-0.64%	0.14%
	2019		0.30%	3.25%	7.69	10.18	1,755,925	16,489,465	-1.66%	1.23%	1.50%
LVIP Government Money Market Fund - Standard Class
	2023		1.25%	2.70%	7.70	10.25	46,421	444,580	1.96%	3.45%	4.60%
	2022		1.25%	2.70%	7.55	9.92	84,978	778,735	-1.40%	0.04%	1.40%
	2021		1.25%	2.70%	7.66	9.93	68,201	636,251	-2.65%	-1.23%	0.01%
	2020		1.25%	2.70%	7.87	10.07	109,776	1,035,511	-2.39%	-0.97%	0.21%
	2019		1.25%	2.70%	8.06	10.18	63,258	606,737	-0.92%	0.53%	1.79%
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
	2023		0.65%	3.30%	12.07	15.99	2,517,294	36,951,919	8.16%	11.07%	1.74%
	2022		0.65%	3.30%	11.16	14.40	2,692,955	35,915,344	-10.27%	-7.86%	1.45%
	2021		0.65%	3.30%	12.44	15.62	2,961,463	43,216,722	16.29%	19.41%	1.06%
	2020		0.65%	3.30%	10.98	13.08	3,349,635	41,279,893	3.63%	6.25%	1.28%
	2019		0.30%	3.15%	10.60	12.31	3,585,196	41,933,070	15.57%	18.49%	1.97%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2023		0.65%	0.65%	16.56	16.56	360	5,953	11.45%	11.45%	2.18%
	2022		0.65%	0.65%	14.86	14.86	355	5,269	-7.53%	-7.53%	1.81%
	2021		0.65%	0.65%	16.06	16.06	394	6,330	19.81%	19.81%	1.46%
	2020		0.65%	0.65%	13.41	13.41	422	5,664	6.63%	6.63%	1.69%
	2019		0.65%	0.65%	12.57	12.57	411	5,166	18.90%	18.90%	1.65%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Core Bond Fund - Service Class
	2023		0.10%	3.30%	$8.37	$10.52	1,953,786	$18,688,285	2.22%	5.56%	3.27%
	2022		0.10%	3.30%	8.19	9.97	1,619,586	14,873,592	-15.57%	-12.82%	1.74%
	2021		0.10%	3.30%	9.72	11.44	1,577,260	16,853,043	-4.81%	-1.76%	1.65%
	2020		0.10%	3.25%	10.21	11.64	1,299,311	14,302,800	4.24%	7.57%	1.79%
	2019		0.10%	3.25%	9.99	10.85	983,300	10,198,637	5.05%	6.85%	2.15%
LVIP JPMorgan High Yield Fund - Service Class
	2023		0.10%	3.25%	10.27	18.12	759,052	11,928,532	7.93%	11.38%	4.50%
	2022		0.10%	3.25%	9.60	16.35	798,290	11,454,673	-13.32%	-10.55%	5.11%
	2021		0.10%	3.25%	11.06	18.37	878,436	14,265,428	2.77%	6.06%	4.34%
	2020		0.10%	3.25%	10.74	17.41	823,625	12,715,496	2.08%	4.65%	4.75%
	2019		0.30%	3.10%	10.64	16.63	773,402	11,659,397	9.31%	12.01%	5.59%
LVIP JPMorgan Mid Cap Value Fund - Service Class
	2023	6/16/23	1.10%	1.55%	11.18	11.21	7,448	83,371	7.62%	9.55%	1.81%
LVIP JPMorgan Retirement Income Fund - Service Class
	2023		0.30%	2.95%	10.76	14.03	377,623	4,671,713	8.09%	10.99%	3.35%
	2022		1.25%	2.95%	10.20	12.76	385,024	4,294,571	-16.07%	-14.63%	1.88%
	2021		0.95%	2.95%	11.96	14.95	356,827	4,597,203	2.53%	4.61%	2.08%
	2020		0.95%	2.95%	11.48	14.33	336,324	4,083,113	6.03%	8.17%	2.33%
	2019		0.95%	2.95%	11.99	13.24	348,559	3,927,490	10.67%	12.18%	4.45%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2023		0.65%	3.30%	12.07	23.88	2,306,290	39,970,780	8.17%	11.08%	1.27%
	2022		0.65%	3.30%	11.16	22.00	2,490,093	39,232,560	-12.34%	-9.98%	1.08%
	2021		0.65%	3.30%	12.73	25.01	2,806,275	49,581,990	24.57%	27.91%	0.73%
	2020		0.65%	3.30%	11.63	20.00	3,379,725	47,060,033	-1.31%	1.04%	0.92%
	2019		0.65%	3.00%	11.80	20.26	3,364,263	46,776,322	12.44%	15.12%	0.99%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2020		0.65%	0.65%	26.86	26.86	4,330	116,275	1.29%	1.29%	1.34%
	2019		0.65%	0.65%	26.51	26.51	3,489	92,505	15.41%	15.41%	1.42%
LVIP JPMorgan Small Cap Core Fund - Service Class
	2023	7/17/23	0.10%	1.65%	11.28	11.39	32,042	362,657	2.34%	14.05%	1.30%
LVIP JPMorgan U.S. Equity Fund - Service Class
	2023	7/3/23	0.95%	2.60%	11.46	11.58	98,342	1,134,883	3.47%	11.93%	0.94%
LVIP Loomis Sayles Global Growth Fund - Service Class
	2023		0.10%	1.10%	15.98	16.90	7,373	121,883	34.89%	36.24%	0.12%
	2022		0.10%	1.10%	11.85	12.41	8,302	101,102	-26.81%	-26.08%	0.00%
	2021		0.10%	1.10%	16.18	16.78	6,518	106,966	4.59%	5.64%	0.00%
	2020	10/1/20	0.10%	1.50%	15.31	15.89	28,619	439,759	4.91%	11.74%	0.10%
LVIP MFS International Equity Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	10.80	13.94	3,789,364	48,074,294	9.91%	13.25%	1.73%
	2022		0.65%	3.30%	9.80	12.35	3,893,719	44,142,774	-19.19%	-17.01%	0.96%
	2021		0.20%	3.30%	12.20	14.88	3,701,510	50,959,285	8.50%	11.41%	0.82%
	2020		0.65%	3.30%	11.20	13.35	3,722,704	46,430,136	-0.73%	1.58%	1.06%
	2019		0.30%	3.00%	11.25	13.15	3,454,451	42,789,660	22.34%	25.25%	1.54%
LVIP MFS International Growth Fund - Service Class
	2023		0.10%	3.25%	12.22	24.96	784,139	12,081,187	10.76%	14.31%	1.86%
	2022		0.10%	3.25%	10.99	21.99	855,332	11,657,662	-17.24%	-14.58%	0.81%
	2021		0.10%	3.25%	13.22	25.92	889,609	14,343,846	7.42%	10.86%	0.46%
	2020		0.10%	3.25%	12.26	23.55	917,605	13,497,062	10.59%	14.13%	0.72%
	2019		0.10%	3.25%	11.18	20.78	908,370	11,919,849	23.18%	27.12%	1.46%
LVIP MFS Value Fund - Service Class
	2023		0.10%	3.25%	12.88	34.23	1,672,902	39,253,898	4.35%	7.69%	1.58%
	2022		0.10%	3.25%	15.60	32.81	1,634,685	36,508,820	-9.31%	-6.40%	1.54%
	2021		0.10%	3.25%	16.87	35.24	1,739,106	41,957,256	21.15%	25.03%	1.22%
	2020		0.10%	3.25%	13.91	28.33	1,650,308	32,936,763	0.09%	3.20%	1.50%
	2019		0.20%	3.25%	13.58	27.04	1,459,312	29,178,787	25.50%	29.16%	1.57%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian Global Income Fund - Service Class
	2023		0.30%	3.15%	$6.98	$11.27	2,313,477	$22,435,242	0.55%	3.45%	0.00%
	2022		0.30%	3.15%	6.94	10.94	2,377,462	22,600,829	-17.97%	-15.60%	0.00%
	2021		0.10%	3.15%	8.46	13.00	2,552,349	29,123,646	-8.27%	-5.95%	2.90%
	2020		0.65%	3.15%	9.22	13.82	2,459,532	30,158,555	3.22%	5.83%	1.39%
	2019		0.65%	3.15%	8.94	13.06	2,650,104	31,014,100	3.17%	5.78%	2.31%
LVIP Mondrian International Value Fund - Service Class
	2023		0.10%	3.25%	10.47	26.64	562,798	10,285,631	15.98%	19.69%	3.04%
	2022		0.10%	3.25%	8.98	22.54	596,811	9,315,214	-13.83%	-11.07%	2.59%
	2021		0.10%	3.25%	10.37	25.66	573,918	10,392,556	7.44%	10.88%	3.15%
	2020		0.10%	3.25%	9.44	23.44	593,274	9,857,104	-8.24%	-5.50%	2.22%
	2019		0.30%	3.25%	10.42	25.06	556,242	10,026,315	14.18%	17.60%	3.50%
LVIP Mondrian International Value Fund - Standard Class
	2023		1.25%	2.55%	13.68	29.69	21,864	587,522	17.09%	18.62%	3.10%
	2022		1.25%	2.55%	11.68	25.12	27,100	623,145	-13.01%	-11.87%	2.78%
	2021		1.25%	2.55%	13.42	28.60	28,501	746,410	8.46%	9.88%	3.38%
	2020		1.25%	2.55%	12.37	26.12	30,033	705,388	-7.36%	-6.15%	2.43%
	2019		1.25%	2.55%	13.34	27.93	30,690	775,254	15.27%	16.78%	3.72%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
	2023		1.10%	3.00%	13.02	15.64	339,556	5,092,697	21.87%	24.21%	0.96%
	2022		1.10%	3.00%	10.68	12.59	374,167	4,535,470	-20.64%	-19.11%	1.29%
	2021		1.10%	3.00%	13.51	15.56	393,835	5,938,105	12.13%	14.23%	1.57%
	2020		1.10%	2.95%	12.05	13.63	336,021	4,459,169	11.73%	13.81%	2.07%
	2019		1.10%	2.95%	10.79	11.97	339,974	3,981,362	15.88%	18.05%	0.40%
LVIP PIMCO Low Duration Bond Fund - Service Class
	2023		0.10%	3.15%	8.26	10.70	4,716,050	45,772,157	1.37%	4.51%	3.17%
	2022		0.10%	3.15%	8.15	10.24	4,949,732	46,453,966	-8.06%	-5.21%	1.84%
	2021		0.10%	3.15%	8.86	10.80	5,303,079	53,148,637	-3.96%	-0.99%	1.40%
	2020		0.10%	3.15%	9.23	10.93	5,128,084	52,718,711	0.61%	3.73%	1.63%
	2019		0.10%	3.15%	9.17	10.59	4,041,721	40,534,200	-0.09%	3.01%	2.88%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2023		0.65%	0.65%	10.77	10.77	591	6,358	4.19%	4.19%	3.60%
	2022		0.65%	0.65%	10.33	10.33	574	5,937	-5.49%	-5.49%	2.15%
	2021		0.65%	0.65%	10.94	10.94	623	6,808	-1.29%	-1.29%	1.70%
	2020		0.65%	0.65%	11.08	11.08	554	6,135	3.42%	3.42%	1.87%
	2019		0.65%	0.65%	10.71	10.71	479	5,131	2.70%	2.70%	3.23%
LVIP SSGA Bond Index Fund - Service Class
	2023		0.20%	3.25%	7.76	12.81	4,288,158	46,434,619	1.67%	4.83%	2.58%
	2022		0.30%	3.25%	7.64	12.28	4,252,582	44,712,220	-16.42%	-13.92%	1.83%
	2021		0.30%	3.25%	9.14	14.32	4,675,500	57,870,025	-5.35%	-2.52%	1.69%
	2020		0.30%	3.30%	9.65	14.74	4,384,509	56,293,260	3.80%	6.90%	1.95%
	2019		0.30%	3.25%	9.30	13.83	4,147,649	50,617,067	4.52%	7.65%	2.49%
LVIP SSGA Bond Index Fund - Standard Class
	2023		1.65%	1.65%	10.32	10.32	6,870	70,937	3.57%	3.57%	2.82%
	2022		1.65%	1.65%	9.97	9.97	6,772	67,508	-14.86%	-14.86%	2.15%
	2021		1.65%	1.65%	11.71	11.71	7,259	84,996	-3.58%	-3.58%	1.94%
	2020		1.65%	1.65%	12.14	12.14	6,829	82,926	5.73%	5.73%	2.24%
	2019		1.65%	1.65%	11.49	11.49	7,026	80,702	6.47%	6.47%	2.73%
LVIP SSGA Conservative Index Allocation Fund - Service Class
	2023		0.95%	2.80%	11.76	15.36	781,087	10,892,680	7.41%	9.41%	2.17%
	2022		0.95%	2.80%	10.79	14.26	784,593	10,117,240	-17.31%	-15.77%	2.48%
	2021		0.95%	2.80%	12.87	16.96	759,538	11,838,464	3.17%	5.10%	2.00%
	2020		0.95%	2.80%	12.29	16.17	646,410	9,911,135	8.82%	10.86%	1.91%
	2019		0.95%	2.80%	12.51	14.48	630,009	8,806,447	11.38%	13.12%	2.16%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2023		0.10%	1.70%	10.46	11.35	113,975	1,228,234	6.73%	8.45%	3.22%
	2022		0.10%	1.70%	9.80	10.47	100,330	1,007,397	-22.71%	-21.46%	3.23%
	2021		0.10%	1.70%	12.67	13.33	67,443	869,216	-5.16%	-3.63%	2.61%
	2020		0.10%	3.25%	13.36	13.52	39,857	539,024	14.94%	15.58%	2.33%
	2019	2/1/19	1.15%	1.70%	11.63	11.70	11,705	136,705	3.09%	6.64%	3.48%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2023		0.30%	3.00%	$10.51	$17.28	3,071,845	$47,199,729	9.88%	12.89%	2.19%
	2022		0.65%	3.00%	9.55	15.38	3,383,031	46,611,004	-17.07%	-15.10%	3.50%
	2021		0.65%	3.00%	11.51	18.15	3,640,525	59,372,302	8.97%	11.57%	4.66%
	2020		0.65%	3.00%	11.17	16.29	4,058,134	59,870,577	3.60%	6.06%	1.60%
	2019		0.65%	3.00%	10.76	15.38	4,327,174	60,710,561	12.06%	14.72%	2.26%
LVIP SSGA International Index Fund - Service Class
	2023		0.30%	3.25%	10.14	19.20	1,033,282	12,789,623	13.52%	16.92%	2.94%
	2022		0.10%	3.25%	8.90	16.50	1,121,376	11,950,071	-17.27%	-14.62%	4.17%
	2021		0.10%	3.25%	10.71	19.46	1,126,250	14,240,715	7.24%	10.45%	2.30%
	2020		0.30%	3.25%	9.95	17.71	1,218,465	14,142,623	4.14%	7.26%	2.25%
	2019		0.30%	3.25%	9.52	16.59	1,246,743	13,695,990	17.40%	20.67%	2.39%
LVIP SSGA International Managed Volatility Fund - Service Class
	2023		0.30%	3.00%	8.72	12.81	1,915,065	19,279,738	13.69%	16.80%	2.61%
	2022		0.65%	3.00%	7.67	11.06	2,262,720	19,752,015	-19.49%	-17.58%	3.86%
	2021		0.65%	3.00%	9.53	13.48	2,313,333	24,743,045	7.23%	9.77%	1.96%
	2020		0.65%	3.00%	8.89	12.33	2,596,073	25,549,472	-4.14%	-1.86%	1.66%
	2019		0.65%	3.00%	9.27	12.62	2,638,439	26,682,482	14.99%	17.72%	2.12%
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	16.40	23.13	2,984,956	64,073,540	20.11%	23.76%	1.13%
	2022		0.80%	3.30%	13.66	18.78	3,171,407	55,690,751	-19.69%	-17.66%	1.12%
	2021		0.20%	3.30%	17.01	22.81	3,170,472	68,089,871	23.63%	26.76%	1.15%
	2020		0.80%	3.30%	15.04	18.00	3,606,781	61,503,902	11.92%	14.57%	1.70%
	2019		0.80%	3.15%	13.44	15.71	3,665,431	54,927,470	17.12%	19.91%	1.36%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2023		0.10%	3.25%	14.10	19.64	864,332	14,731,362	12.05%	15.63%	1.22%
	2022		0.10%	3.25%	12.35	16.99	844,816	12,603,219	-16.38%	-13.70%	1.16%
	2021		0.10%	3.25%	14.49	19.28	841,032	15,072,577	20.09%	23.44%	0.99%
	2020		0.50%	3.25%	11.84	15.62	699,375	10,231,047	9.30%	12.34%	1.46%
	2019		0.50%	3.25%	10.63	13.90	606,640	8,017,883	21.48%	24.87%	1.40%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2023		0.65%	0.65%	19.22	19.22	4,329	83,227	15.30%	15.30%	1.43%
	2022		0.65%	0.65%	16.67	16.67	4,329	72,186	-13.96%	-13.96%	1.49%
	2021	5/19/21	0.65%	0.65%	19.38	19.38	4,153	80,483	6.56%	6.56%	1.12%
LVIP SSGA Moderate Index Allocation Fund - Service Class
	2023		0.30%	3.25%	11.82	20.05	2,096,013	36,622,853	9.66%	12.94%	2.07%
	2022		0.30%	3.25%	10.77	17.81	2,173,830	34,157,392	-18.32%	-15.88%	2.48%
	2021		0.30%	3.25%	13.16	21.25	2,314,891	43,847,738	6.60%	9.79%	2.03%
	2020		0.30%	3.25%	12.33	19.42	2,220,851	38,807,951	9.92%	13.21%	2.01%
	2019		0.30%	3.25%	11.20	17.22	2,224,266	34,727,217	14.17%	17.58%	2.10%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2023		0.30%	3.00%	13.06	20.79	963,293	17,440,748	11.15%	14.19%	1.97%
	2022		0.30%	3.00%	11.56	18.30	943,829	15,259,215	-18.57%	-16.34%	2.31%
	2021		0.30%	3.00%	13.96	21.98	1,013,273	19,898,419	7.80%	10.75%	1.91%
	2020		0.30%	3.00%	14.58	19.95	989,075	17,949,397	10.63%	13.65%	2.14%
	2019		0.30%	3.00%	12.83	17.65	1,058,177	17,179,047	15.96%	19.07%	2.10%
LVIP SSGA Nasdaq-100 Index Fund - Service Class
	2023		0.95%	1.35%	12.19	12.32	508,945	6,207,768	52.05%	52.66%	0.42%
	2022		0.95%	1.25%	8.03	8.07	17,685	142,584	-33.73%	-33.53%	0.20%
	2021	7/8/21	0.95%	1.25%	12.12	12.14	4,742	57,576	2.68%	10.35%	0.30%
LVIP SSGA S&P 500 Index Fund - Service Class
	2023		0.10%	3.25%	13.44	47.11	5,540,408	166,707,474	21.68%	25.57%	1.29%
	2022		0.10%	3.25%	17.21	37.71	5,448,807	133,518,187	-21.12%	-18.60%	1.36%
	2021		0.10%	3.25%	21.79	46.55	4,591,639	146,657,731	24.01%	27.97%	1.05%
	2020		0.10%	3.25%	17.28	36.56	4,606,456	118,551,248	13.97%	17.50%	1.42%
	2019		0.20%	3.25%	15.08	31.24	3,582,391	87,778,710	26.69%	30.48%	1.54%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA S&P 500 Index Fund - Standard Class
	2023		1.40%	2.70%	$31.54	$39.42	34,634	$1,303,942	22.65%	24.26%	1.43%
	2022		1.40%	2.70%	25.69	31.72	37,836	1,146,590	-20.49%	-19.45%	1.37%
	2021		1.40%	2.70%	32.28	39.38	47,467	1,789,630	25.00%	26.64%	1.27%
	2020		1.40%	2.70%	25.80	31.10	49,721	1,480,086	14.89%	16.39%	1.60%
	2019		1.40%	2.70%	22.43	26.72	53,657	1,370,696	27.71%	29.38%	1.62%
LVIP SSGA Short-Term Bond Index Fund - Service Class
	2023		0.10%	3.05%	9.26	10.85	1,593,271	16,143,636	1.76%	4.80%	2.92%
	2022		0.10%	3.05%	9.10	10.35	1,414,363	13,855,915	-6.59%	-3.79%	1.22%
	2021		0.10%	3.05%	9.74	10.76	1,480,170	15,238,010	-3.71%	-0.87%	0.78%
	2020		0.10%	3.05%	10.11	10.87	1,111,173	11,724,703	0.28%	3.09%	1.85%
	2019		0.30%	3.05%	10.11	10.55	749,581	7,762,615	1.55%	4.22%	3.35%
LVIP SSGA Small-Cap Index Fund - Service Class
	2023		0.10%	3.25%	12.42	29.47	1,587,980	32,388,512	12.49%	16.09%	1.06%
	2022		0.10%	3.25%	12.60	26.08	1,583,983	28,279,155	-23.51%	-21.06%	0.93%
	2021		0.10%	3.25%	16.45	33.99	1,598,654	36,837,407	10.61%	13.92%	0.61%
	2020		0.30%	3.25%	14.85	30.64	1,463,042	30,338,430	15.10%	18.55%	0.85%
	2019		0.30%	3.25%	12.88	26.54	1,433,344	25,504,261	20.73%	24.35%	0.81%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2023		0.65%	0.65%	42.65	42.65	1,729	73,727	15.74%	15.74%	1.30%
	2022		0.65%	0.65%	36.85	36.85	1,729	63,697	-21.30%	-21.30%	1.24%
	2021	5/19/21	0.65%	0.65%	46.82	46.82	1,652	77,349	2.42%	2.42%	0.86%
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
	2023		0.30%	3.30%	11.24	15.49	3,690,835	52,039,441	9.73%	13.07%	0.96%
	2022		0.50%	3.30%	10.24	13.74	3,695,169	46,664,077	-21.21%	-18.97%	0.78%
	2021		0.50%	3.30%	12.93	16.99	3,624,894	57,062,032	12.19%	15.37%	2.34%
	2020		0.50%	3.30%	11.21	14.75	3,975,983	54,842,273	9.80%	12.52%	1.87%
	2019		0.50%	3.00%	11.23	13.13	4,028,381	49,842,182	10.90%	13.54%	0.63%
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
	2020		0.65%	0.65%	15.03	15.03	3,158	47,456	12.63%	12.63%	2.44%
	2019		0.65%	0.65%	13.34	13.34	2,561	34,169	13.82%	13.82%	0.94%
LVIP Structured Conservative Allocation Fund - Service Class
	2023		0.10%	3.05%	11.55	16.34	553,513	7,953,835	6.69%	9.88%	2.32%
	2022		0.10%	3.05%	10.83	14.95	594,435	7,871,062	-16.12%	-13.60%	3.66%
	2021		0.10%	3.05%	12.91	17.40	579,364	8,972,080	3.95%	7.06%	3.49%
	2020		0.10%	3.05%	12.41	16.34	595,717	8,775,902	6.11%	9.29%	1.89%
	2019		0.10%	3.05%	11.70	15.04	600,735	8,199,613	9.96%	13.24%	2.30%
LVIP Structured Moderate Allocation Fund - Service Class
	2023		0.10%	3.05%	11.53	19.62	2,432,599	41,432,384	9.42%	12.70%	2.29%
	2022		0.10%	3.05%	12.07	17.50	2,653,842	40,683,107	-15.98%	-13.46%	4.20%
	2021		0.10%	3.05%	14.13	20.34	2,859,054	51,665,608	8.52%	11.76%	4.39%
	2020		0.10%	3.05%	12.80	18.30	3,013,962	49,455,937	6.30%	9.48%	2.17%
	2019		0.10%	3.05%	12.30	16.80	3,353,603	51,032,543	12.79%	16.17%	2.51%
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
	2023		0.65%	2.95%	13.94	20.94	1,266,577	23,103,161	10.67%	13.24%	2.29%
	2022		0.65%	2.95%	12.40	18.49	1,315,576	21,433,265	-15.87%	-13.91%	4.58%
	2021		0.65%	2.95%	14.50	21.48	1,455,552	27,832,548	10.09%	12.66%	4.74%
	2020		0.65%	2.95%	12.97	19.06	1,693,853	28,745,390	5.84%	8.30%	2.32%
	2019		0.65%	2.95%	14.18	17.60	1,784,285	28,223,231	13.74%	16.38%	2.63%
LVIP T. Rowe Price 2010 Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.08%
	2021		1.60%	1.65%	16.12	16.24	7,246	117,002	6.56%	6.61%	1.05%
	2020		1.30%	2.55%	13.38	15.86	25,072	387,135	9.20%	10.57%	1.93%
	2019		1.30%	2.55%	12.25	14.35	26,719	373,505	12.52%	13.94%	2.72%
LVIP T. Rowe Price 2020 Fund - Service Class
	2023		1.60%	1.90%	14.58	15.32	7,979	118,046	11.14%	11.47%	2.16%
	2022		1.60%	1.90%	13.12	13.75	9,909	132,097	-16.99%	-16.74%	2.61%
	2021		1.60%	1.90%	15.80	16.51	6,207	98,519	7.88%	8.21%	2.67%
	2020		1.60%	2.55%	13.41	14.65	6,247	91,528	10.14%	10.86%	2.32%
	2019		1.90%	2.55%	12.18	13.21	6,028	79,361	15.65%	16.40%	2.60%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2030 Fund - Service Class
	2023		1.90%	1.90%	$15.23	$15.23	3,645	$55,499	13.66%	13.66%	1.80%
	2022		1.90%	1.90%	13.40	13.40	3,901	52,266	-18.63%	-18.63%	1.90%
	2021		1.90%	1.90%	16.46	16.46	4,160	68,497	11.18%	11.18%	2.00%
	2020		1.90%	1.90%	14.81	14.81	4,388	64,987	12.80%	12.80%	1.95%
	2019		1.90%	1.90%	13.13	13.13	4,652	61,078	19.55%	19.55%	2.21%
LVIP T. Rowe Price 2040 Fund - Service Class
	2023		1.40%	1.40%	16.78	16.78	2,276	38,185	17.24%	17.24%	1.49%
	2022		1.40%	1.40%	14.31	14.31	2,276	32,572	-19.09%	-19.09%	1.56%
	2021		1.40%	1.40%	17.69	17.69	2,276	40,256	15.02%	15.02%	2.40%
	2020		1.40%	1.40%	15.38	15.38	2,276	35,000	14.72%	14.72%	1.90%
	2019		1.40%	1.40%	13.40	13.40	2,276	30,509	22.40%	22.40%	2.07%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2023		0.10%	2.90%	22.16	48.99	678,152	23,046,445	41.79%	45.81%	0.00%
	2022		0.10%	2.95%	15.39	34.70	681,476	16,170,280	-42.59%	-40.93%	0.00%
	2021		0.10%	3.00%	26.96	59.04	641,781	26,513,483	16.59%	20.04%	0.00%
	2020		0.10%	3.00%	22.64	49.43	681,637	24,092,126	32.07%	35.98%	0.00%
	2019		0.10%	3.00%	16.79	35.83	885,344	23,266,000	26.84%	30.60%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2023		0.10%	3.25%	11.67	62.80	539,339	24,281,239	17.01%	20.76%	0.00%
	2022		0.10%	3.25%	17.03	52.66	532,757	20,058,064	-27.13%	-24.79%	0.00%
	2021		0.10%	3.25%	22.93	70.90	479,197	25,557,202	9.93%	13.22%	0.01%
	2020		0.30%	3.25%	20.47	63.28	474,047	22,984,114	27.17%	30.97%	0.00%
	2019		0.30%	3.25%	16.41	48.83	485,018	17,244,725	32.68%	36.65%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2023		1.40%	2.65%	38.08	68.88	2,481	134,685	18.00%	19.49%	0.03%
	2022		1.40%	2.65%	32.27	57.77	2,529	114,920	-26.50%	-25.58%	0.02%
	2021		1.40%	2.65%	43.90	77.77	2,495	153,272	10.87%	12.26%	0.01%
	2020		1.40%	2.65%	39.60	69.42	3,628	202,525	28.25%	29.86%	0.00%
	2019		1.40%	2.65%	30.88	53.56	4,399	194,615	33.81%	35.49%	0.15%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
	2023		1.15%	3.45%	10.92	12.29	1,421,082	17,143,880	11.60%	14.20%	1.24%
	2022		1.15%	3.45%	9.78	10.76	1,343,048	14,247,523	-24.42%	-22.66%	1.30%
	2021		1.15%	3.45%	13.19	13.91	1,122,262	15,451,935	14.57%	16.53%	2.53%
	2020		1.15%	3.20%	11.43	11.91	753,904	8,934,672	4.85%	6.92%	1.59%
	2019		1.25%	3.20%	11.00	11.13	555,760	6,170,579	15.33%	16.55%	9.07%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
	2023		0.30%	3.25%	10.96	14.42	4,852,945	62,362,340	11.06%	14.38%	1.38%
	2022		0.30%	3.25%	9.87	12.60	5,035,055	57,048,309	-22.88%	-20.57%	1.34%
	2021		0.30%	3.25%	12.80	15.87	4,779,488	68,877,026	11.40%	14.74%	2.46%
	2020		0.30%	3.25%	11.49	13.35	4,954,616	62,927,129	4.78%	7.59%	1.56%
	2019		0.60%	3.25%	11.02	12.41	4,862,416	57,826,997	13.26%	16.18%	1.51%
LVIP Vanguard Bond Allocation Fund - Service Class
	2023		0.10%	3.30%	7.58	10.69	7,896,977	75,270,517	2.30%	5.63%	3.11%
	2022		0.10%	3.30%	7.41	10.17	7,469,481	68,285,423	-16.39%	-13.67%	1.75%
	2021		0.10%	3.30%	8.86	11.85	7,648,130	82,045,903	-4.74%	-1.65%	1.24%
	2020		0.10%	3.30%	9.29	12.11	6,550,813	72,462,973	2.05%	5.31%	1.31%
	2019		0.10%	3.25%	9.11	11.57	6,112,193	65,131,586	3.78%	6.88%	2.40%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2023		0.65%	0.65%	11.03	11.03	534	5,890	5.31%	5.31%	3.37%
	2022		0.65%	0.65%	10.47	10.47	505	5,287	-13.93%	-13.93%	2.03%
	2021		0.65%	0.65%	12.17	12.17	505	6,143	-1.93%	-1.93%	1.47%
	2020		0.65%	0.65%	12.41	12.41	448	5,557	5.00%	5.00%	1.57%
	2019		0.65%	0.65%	11.82	11.82	431	5,098	6.78%	6.78%	2.56%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2023		0.10%	3.05%	20.93	35.65	913,089	27,799,209	21.16%	24.78%	1.10%
	2022		0.10%	3.05%	16.98	28.77	939,944	23,573,890	-21.38%	-19.02%	1.01%
	2021		0.10%	3.05%	21.70	35.78	922,632	29,278,165	21.66%	25.30%	1.02%
	2020		0.10%	3.05%	17.47	28.76	978,851	25,409,157	15.94%	19.40%	1.20%
	2019		0.10%	3.05%	14.75	24.25	977,791	21,584,270	26.06%	29.58%	1.47%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund - Service Class
	2023		0.10%	3.15%	$11.14	$16.16	1,341,806	$18,296,647	11.51%	14.96%	2.84%
	2022		0.10%	3.15%	9.99	14.17	1,401,603	16,814,964	-19.41%	-16.91%	2.36%
	2021		0.10%	3.15%	12.40	17.18	1,339,387	19,598,100	4.55%	7.78%	2.77%
	2020		0.10%	3.15%	11.86	16.06	1,116,037	15,321,795	7.18%	10.50%	2.05%
	2019		0.10%	3.15%	11.06	14.64	1,032,742	13,021,304	18.12%	21.54%	3.02%
LVIP Wellington Capital Growth Fund - Service Class
	2023		0.10%	2.95%	9.99	55.17	305,761	12,443,279	34.34%	38.21%	0.00%
	2022		0.10%	2.95%	18.76	40.19	322,122	9,511,168	-35.43%	-33.56%	0.00%
	2021		0.10%	2.95%	28.60	60.92	393,106	17,367,329	13.43%	16.71%	0.00%
	2020		0.10%	2.95%	24.81	52.57	429,462	16,321,741	38.53%	42.53%	0.00%
	2019		0.10%	2.95%	17.87	37.14	354,816	9,791,992	36.93%	40.89%	0.00%
LVIP Wellington SMID Cap Value Fund - Service Class
	2023		0.30%	3.25%	14.98	32.50	455,462	9,568,556	13.21%	16.60%	0.78%
	2022		0.30%	3.25%	13.19	28.43	403,427	7,473,123	-13.10%	-10.50%	0.50%
	2021		0.30%	3.25%	15.12	31.86	409,684	8,580,919	23.79%	27.49%	0.24%
	2020		0.30%	3.25%	12.17	25.07	454,966	7,584,952	-1.73%	1.22%	0.72%
	2019		0.30%	3.25%	12.34	24.36	407,866	6,779,873	26.09%	29.88%	0.78%
LVIP Western Asset Core Bond Fund - Service Class
	2023		0.10%	3.10%	8.55	10.44	3,609,757	34,444,706	2.95%	6.09%	10.80%
	2022		0.10%	3.10%	8.31	9.84	3,318,386	30,234,071	-19.17%	-16.71%	2.82%
	2021		0.10%	3.10%	10.28	11.70	3,154,721	34,932,572	-4.96%	-2.26%	2.28%
	2020		0.30%	3.10%	10.82	11.97	2,421,842	27,724,839	5.41%	8.40%	2.33%
	2019		0.30%	3.10%	10.32	11.05	1,815,148	19,397,788	7.06%	9.88%	3.23%
MFS® VIT Growth Series - Initial Class
	2023		1.40%	1.40%	32.92	32.92	2,784	91,642	33.98%	33.98%	0.00%
	2022		1.40%	1.40%	24.57	24.57	2,933	72,053	-32.59%	-32.59%	0.00%
	2021		1.40%	1.40%	36.45	36.45	2,830	103,133	21.82%	21.82%	0.00%
	2020		1.40%	1.40%	29.92	29.92	2,951	88,291	30.02%	30.02%	0.00%
	2019		1.40%	1.40%	23.01	23.01	3,300	75,935	36.23%	36.23%	0.00%
MFS® VIT Growth Series - Service Class
	2023		0.10%	3.25%	24.59	78.27	336,278	15,587,248	31.18%	35.39%	0.00%
	2022		0.80%	3.25%	18.68	58.69	367,843	12,780,913	-33.99%	-32.35%	0.00%
	2021		0.80%	3.25%	27.65	87.45	354,283	18,343,189	19.30%	22.25%	0.00%
	2020		0.80%	3.25%	22.65	72.11	386,451	16,539,497	27.32%	30.49%	0.00%
	2019		0.75%	3.25%	17.38	55.70	411,946	12,696,565	33.74%	36.75%	0.00%
MFS® VIT Total Return Series - Initial Class
	2023		1.40%	1.40%	30.75	30.75	5,156	158,517	8.91%	8.91%	2.06%
	2022		1.40%	1.40%	28.23	28.23	5,476	154,605	-10.84%	-10.84%	1.72%
	2021		1.40%	1.40%	31.66	31.66	5,583	176,784	12.53%	12.53%	1.81%
	2020		1.40%	1.40%	28.14	28.14	5,630	158,425	8.29%	8.29%	2.16%
	2019		1.40%	1.40%	25.98	25.98	6,817	177,147	18.71%	18.71%	2.36%
MFS® VIT Total Return Series - Service Class
	2023		0.20%	3.25%	13.90	28.21	419,957	9,530,077	6.69%	9.99%	1.83%
	2022		0.20%	3.25%	13.02	25.92	414,313	8,670,573	-12.73%	-10.02%	1.55%
	2021		0.20%	3.25%	14.92	29.18	376,751	8,957,118	10.20%	13.62%	1.66%
	2020		0.20%	3.25%	13.54	26.04	375,018	7,941,113	6.01%	9.29%	2.12%
	2019		0.20%	3.25%	12.77	24.17	349,762	6,816,503	16.28%	19.34%	2.19%
MFS® VIT Utilities Series - Initial Class
	2023		1.40%	1.40%	40.89	40.89	3,365	137,585	-3.47%	-3.47%	3.58%
	2022		1.40%	1.40%	42.36	42.36	3,705	156,961	-0.65%	-0.65%	2.10%
	2021		1.40%	1.40%	42.64	42.64	5,395	230,018	12.51%	12.51%	1.74%
	2020		1.40%	1.40%	37.90	37.90	5,712	216,492	4.43%	4.43%	2.43%
	2019		1.40%	1.40%	36.29	36.29	6,094	221,139	23.33%	23.33%	4.02%
MFS® VIT Utilities Series - Service Class
	2023		0.10%	2.95%	14.85	68.70	255,994	9,158,224	-5.17%	-2.43%	3.30%
	2022		0.75%	2.95%	15.81	71.47	271,691	10,250,696	-2.44%	-0.27%	2.55%
	2021		0.75%	2.95%	15.89	72.28	290,175	11,547,467	10.52%	12.95%	1.50%
	2020		0.75%	2.95%	14.09	64.53	305,077	10,913,512	2.55%	4.81%	2.23%
	2019		0.30%	2.95%	13.81	62.08	329,380	11,438,444	21.17%	24.43%	3.76%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Service Class
	2023		1.40%	1.40%	$46.87	$46.87	307	$14,806	21.09%	21.09%	0.34%
	2022		1.40%	2.35%	29.58	48.25	476	16,414	-19.41%	-18.63%	0.09%
	2021		1.40%	2.35%	36.70	59.42	676	29,354	22.15%	23.31%	0.26%
	2020		1.40%	2.35%	30.04	48.28	758	27,135	15.64%	16.74%	0.49%
	2019		1.40%	2.35%	25.98	41.44	809	24,710	29.79%	31.02%	0.38%
MFS® VIT II International Intrinsic Value Portfolio - Service Class
	2023		0.10%	1.50%	12.48	16.82	123,848	1,864,746	15.62%	17.25%	0.48%
	2022		0.10%	1.50%	10.78	14.34	131,384	1,725,620	-24.89%	-23.83%	0.51%
	2021		0.10%	1.50%	14.33	18.95	116,030	2,072,093	8.63%	10.17%	0.14%
	2020		0.10%	1.65%	13.17	17.38	109,749	1,807,817	18.26%	20.09%	0.80%
	2019		0.10%	1.65%	14.17	14.62	109,816	1,557,981	23.60%	25.54%	1.46%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2023		0.95%	1.65%	12.02	13.48	40,450	526,526	2.56%	3.28%	2.30%
	2022		0.95%	1.65%	11.68	13.07	44,511	562,814	-9.82%	-9.19%	2.75%
	2021		0.95%	1.65%	13.98	14.42	49,082	687,033	12.31%	12.76%	2.36%
	2020		1.10%	1.50%	12.45	12.79	37,665	477,163	-2.90%	-2.51%	1.42%
	2019		1.10%	1.50%	12.82	13.12	36,534	475,216	25.96%	26.47%	2.53%
Morgan Stanley VIF Growth Portfolio - Class II
	2023		0.80%	0.80%	52.40	52.40	908	47,595	47.14%	47.14%	0.00%
	2022		0.80%	0.80%	35.62	35.62	857	30,508	-60.48%	-60.48%	0.00%
	2021		0.80%	0.80%	90.13	90.13	440	39,621	-0.95%	-0.95%	0.00%
	2020		0.80%	0.80%	90.99	90.99	464	42,187	115.04%	115.04%	0.00%
	2019		0.75%	0.80%	42.31	73.92	1,886	113,146	30.42%	30.49%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2023		1.25%	2.90%	20.99	42.97	37,191	1,300,634	7.83%	9.62%	0.99%
	2022		1.25%	2.90%	19.42	39.33	45,186	1,465,438	-12.34%	-10.88%	0.58%
	2021		1.25%	2.90%	22.10	44.29	52,262	1,908,622	29.01%	31.15%	0.60%
	2020		1.25%	2.90%	17.09	33.89	57,328	1,586,630	-5.40%	-3.83%	1.23%
	2019		1.25%	2.90%	17.98	35.36	54,427	1,575,273	13.40%	15.29%	0.69%
PIMCO VIT All Asset All Authority Portfolio - Advisor Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.43%
	2019		1.10%	1.65%	9.37	9.66	21,993	209,910	5.04%	5.62%	2.64%
PIMCO VIT All Asset Portfolio - Advisor Class
	2023		0.95%	1.65%	10.21	11.09	20,440	220,126	6.25%	7.00%	2.87%
	2022		0.95%	1.65%	9.61	10.36	20,233	203,707	-13.31%	-12.70%	7.79%
	2021		0.95%	1.65%	11.09	11.87	12,651	143,853	14.14%	14.94%	10.90%
	2020	6/1/20	0.95%	1.65%	9.71	10.33	11,269	111,197	16.06%	16.54%	2.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2023		0.65%	2.50%	8.24	16.47	378,348	3,613,227	-10.21%	-8.53%	16.05%
	2022		0.65%	2.80%	8.81	11.81	413,113	4,355,247	5.66%	7.96%	21.11%
	2021		0.65%	2.80%	8.34	10.94	459,069	4,527,568	29.44%	32.25%	4.10%
	2020		0.65%	2.80%	6.44	8.27	466,116	3,500,077	-1.57%	0.57%	6.25%
	2019		0.65%	2.80%	6.54	8.22	476,297	3,583,117	8.28%	10.63%	4.35%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2023		1.10%	1.50%	10.57	10.98	36,807	398,002	5.40%	5.82%	3.60%
	2022		1.10%	1.50%	10.03	10.38	38,764	396,712	-7.85%	-7.48%	2.63%
	2021		1.10%	1.50%	10.88	11.22	40,856	452,617	-0.32%	0.08%	1.98%
	2020		1.10%	1.50%	10.91	11.21	40,418	447,806	3.15%	3.56%	2.68%
	2019		1.10%	1.50%	10.58	10.82	43,789	468,116	3.27%	3.68%	4.27%
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	2023		1.10%	1.50%	10.71	11.13	5,872	64,677	9.35%	9.79%	5.62%
	2022		1.10%	1.50%	9.79	10.13	12,943	129,713	-17.06%	-16.72%	4.72%
	2021		1.10%	1.50%	11.80	12.17	12,953	156,076	-4.11%	-3.72%	4.39%
	2020		1.10%	1.50%	12.31	12.64	14,093	176,723	5.01%	5.43%	4.49%
	2019		1.10%	1.50%	11.72	11.99	14,109	168,003	12.94%	13.40%	4.33%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT George Putnam Balanced Fund - Class IB
	2023		0.10%	2.65%	$13.04	$18.67	518,089	$8,479,382	16.77%	19.78%	1.27%
	2022		0.10%	2.65%	12.34	15.59	563,060	7,822,027	-18.19%	-16.08%	0.92%
	2021		0.10%	2.65%	15.10	17.64	568,845	9,571,464	11.05%	12.96%	0.81%
	2020		0.95%	2.65%	13.37	15.64	491,060	7,333,359	12.31%	14.23%	1.05%
	2019		0.95%	2.65%	11.70	13.71	392,909	5,178,914	20.76%	22.83%	1.09%
Putnam VT Global Health Care Fund - Class IB
	2023		0.10%	1.65%	17.24	51.20	82,999	1,583,343	7.35%	9.02%	0.33%
	2022		0.95%	1.60%	15.94	47.50	109,558	1,905,433	-6.19%	-5.58%	0.39%
	2021		0.95%	3.00%	16.89	50.46	84,613	1,591,077	15.87%	18.27%	1.09%
	2020		0.95%	3.00%	14.28	42.79	71,528	1,296,355	12.84%	15.18%	0.47%
	2019		0.95%	3.00%	12.69	37.26	19,924	356,521	26.44%	28.87%	0.00%
Putnam VT Income Fund - Class IB
	2023		0.10%	1.65%	9.21	10.55	51,813	510,743	2.98%	4.59%	5.62%
	2022		0.10%	1.65%	8.94	10.08	50,431	478,328	-15.22%	-13.90%	5.77%
	2021		0.10%	1.65%	10.54	11.71	55,558	615,321	-6.15%	-4.68%	1.24%
	2020		0.10%	1.65%	11.24	12.29	43,379	507,780	4.00%	5.62%	2.75%
	2019		0.10%	1.65%	10.80	11.63	49,004	546,305	10.06%	11.78%	2.48%
Putnam VT Large Cap Value Fund - Class IB
	2023		0.10%	2.95%	15.14	37.14	747,296	12,223,281	12.30%	15.55%	2.02%
	2022		0.10%	2.85%	13.53	32.73	757,555	10,838,459	-5.85%	-3.22%	0.98%
	2021		0.10%	3.00%	14.44	34.74	204,486	3,079,485	23.55%	25.91%	0.67%
	2020		1.10%	3.00%	11.80	28.07	42,352	509,692	2.68%	4.49%	2.87%
	2019		1.25%	3.00%	20.79	27.28	8,841	108,931	26.56%	28.61%	1.16%
Putnam VT Multi-Asset Absolute Return Fund - Class IB
	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.00%
	2022		0.95%	1.65%	8.74	9.16	30,643	272,455	-1.29%	-0.59%	1.40%
	2021		0.95%	1.65%	8.85	9.23	28,681	257,956	-0.90%	-0.35%	0.00%
	2020		1.10%	1.65%	8.93	9.27	26,989	244,570	-8.89%	-8.39%	0.00%
	2019		1.10%	1.65%	9.89	10.11	28,400	281,812	4.34%	4.75%	0.00%
Rational Trend Aggregation VA Fund
	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.57%
	2020		1.40%	1.40%	13.48	13.48	2,557	34,476	-0.21%	-0.21%	0.66%
	2019		1.40%	1.40%	13.51	13.51	2,330	31,476	5.80%	5.80%	2.92%
SEI VP Market Growth Strategy Fund - Class III
	2020	8/27/20	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.72%
SEI VP Market Plus Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.04%
	2019		1.10%	1.10%	12.89	12.89	222	2,857	20.36%	20.36%	2.53%
Templeton Foreign VIP Fund - Class 4
	2023		0.10%	1.50%	9.54	12.97	19,210	214,583	18.89%	20.57%	2.98%
	2022		0.10%	1.50%	8.02	10.76	18,143	165,661	-9.12%	-7.84%	2.54%
	2021		0.10%	1.50%	8.83	11.67	16,024	160,773	2.55%	4.00%	1.66%
	2020		0.10%	1.50%	8.61	9.11	15,166	147,581	-2.81%	-2.27%	2.90%
	2019		0.95%	1.50%	8.86	9.33	15,003	136,739	10.82%	11.43%	1.49%
Templeton Global Bond VIP Fund - Class 2
	2023		0.60%	2.95%	8.90	16.05	260,447	3,609,656	-0.11%	2.27%	0.00%
	2022		0.60%	3.00%	7.62	15.69	285,934	3,906,846	-7.76%	-5.52%	0.00%
	2021		0.60%	3.00%	8.26	16.61	342,180	5,032,854	-7.80%	-5.56%	0.00%
	2020		0.60%	3.00%	8.96	17.59	335,006	5,282,474	-8.08%	-5.86%	8.42%
	2019		0.60%	3.00%	9.74	18.68	353,638	6,013,628	-1.00%	1.40%	7.21%
Templeton Global Bond VIP Fund - Class 4
	2023		0.10%	1.65%	7.76	9.49	193,711	1,598,306	1.14%	2.72%	0.00%
	2022		0.10%	1.65%	7.67	9.24	212,380	1,729,092	-6.68%	-5.22%	0.00%
	2021		0.10%	1.65%	8.22	9.75	229,760	1,997,131	-6.57%	-5.11%	0.00%
	2020		0.10%	1.65%	8.80	9.55	158,396	1,451,028	-6.90%	-6.25%	7.88%
	2019		0.95%	1.65%	9.45	9.75	148,733	1,439,230	0.19%	0.74%	6.78%

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund - Class 2
	2023		1.25%	2.80%	$13.32	$25.92	57,857	$1,206,754	17.67%	19.51%	3.30%
	2022		1.25%	2.80%	11.32	21.77	63,503	1,110,456	-13.95%	-12.60%	0.16%
	2021		1.25%	2.80%	13.15	24.99	70,478	1,413,702	1.98%	3.57%	1.11%
	2020		1.25%	2.80%	12.90	24.22	75,942	1,475,998	2.88%	4.49%	3.02%
	2019		1.25%	2.80%	10.95	23.26	82,111	1,538,773	11.98%	13.72%	2.75%
VanEck VIP Global Resources Fund - Class S Shares
	2023		0.95%	1.50%	7.17	10.61	80,440	635,468	-5.27%	-4.75%	2.58%
	2022		0.95%	1.50%	7.57	11.14	83,913	698,586	6.51%	7.10%	1.57%
	2021		0.95%	1.50%	7.10	10.40	79,961	593,781	16.91%	17.55%	0.30%
	2020		0.95%	1.65%	6.02	6.24	87,361	541,693	16.88%	17.53%	0.88%
	2019		1.10%	1.65%	5.15	5.31	39,679	208,087	9.72%	10.33%	0.00%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
	2023		1.10%	1.50%	10.71	11.55	81,014	965,871	7.07%	7.50%	7.91%
	2022		1.10%	1.50%	10.38	10.74	20,833	220,738	-10.87%	-10.51%	3.31%
	2021		1.10%	1.50%	11.64	12.00	21,733	257,986	-0.43%	-0.03%	2.08%
	2020		1.10%	1.50%	11.69	12.01	38,597	458,754	4.95%	5.37%	2.30%
	2019		1.10%	1.50%	11.14	11.39	64,215	727,426	8.83%	9.26%	5.46%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class B	$1,838,957	$1,739,518
AB VPS Large Cap Growth Portfolio - Class B	24,507	41,357
AB VPS Sustainable Global Thematic Portfolio - Class B	328,927	383,787
ALPS Global Opportunity Portfolio - Class III	32,328	35,999
ALPS/Alerian Energy Infrastructure Portfolio - Class III	238,984	291,734
American Century VP Balanced Fund - Class II	2,903,327	1,908,839
American Century VP Large Company Value Fund - Class I	517	4,006
American Century VP Large Company Value Fund - Class II	1,205,519	1,109,598
American Funds Asset Allocation Fund - Class 1	556	131
American Funds Asset Allocation Fund - Class 4	2,793,362	1,086,177
American Funds Capital Income Builder® - Class 1	240	3,636
American Funds Capital Income Builder® - Class 4	969,071	112,346
American Funds Capital World Bond Fund - Class 1	639	359
American Funds Capital World Growth and Income Fund - Class 1	5,864	4,981
American Funds Global Growth Fund - Class 2	788,598	1,168,580
American Funds Global Growth Fund - Class 4	948,166	531,606
American Funds Global Small Capitalization Fund - Class 1	1,054	397
American Funds Global Small Capitalization Fund - Class 2	212,964	704,378
American Funds Global Small Capitalization Fund - Class 4	346,946	198,857
American Funds Growth Fund - Class 1	1,551	2,522
American Funds Growth Fund - Class 2	3,174,321	6,609,057
American Funds Growth Fund - Class 4	4,031,248	1,386,009
American Funds Growth-Income Fund - Class 1	16,441	6,700
American Funds Growth-Income Fund - Class 2	3,196,540	5,550,209
American Funds Growth-Income Fund - Class 4	1,225,694	690,158
American Funds International Fund - Class 1	7,216	12,270
American Funds International Fund - Class 2	443,661	1,893,563
American Funds International Fund - Class 4	255,025	306,006
American Funds International Growth and Income Fund - Class 1	4,693	1,121
American Funds Managed Risk Asset Allocation Fund - Class P2	1,928,325	2,706,907
American Funds Mortgage Fund - Class 1	4,001	646
American Funds Mortgage Fund - Class 4	19,991	198,365
American Funds New World Fund® - Class 1	2,093	2,225
American Funds New World Fund® - Class 4	392,501	567,431
American Funds The Bond Fund of America - Class 1	7,198	646
American Funds Washington Mutual Investors Fund - Class 1	5,349	13,349
American Funds Washington Mutual Investors Fund - Class 4	460,491	538,778
ClearBridge Variable Aggressive Growth Portfolio - Class II	327,089	108,787
ClearBridge Variable Large Cap Growth Portfolio - Class II	6,837,480	3,108,209
ClearBridge Variable Mid Cap Portfolio - Class II	573,057	236,423
Columbia VP Commodity Strategy Fund - Class 2	378,337	88,303
Columbia VP Emerging Markets Bond Fund - Class 2	70,151	153,743
Columbia VP Strategic Income Fund - Class 2	483,778	151,600
Delaware Ivy VIP Asset Strategy Portfolio - Class II	67,198	68,376
Delaware Ivy VIP Energy Portfolio - Class II	60,482	86,053
Delaware Ivy VIP High Income Portfolio - Class II	972,663	71,661
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	289,714	1,073,075
Delaware Ivy VIP Science and Technology Portfolio - Class II	5,104,010	4,374,506
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	426,792	147,374
Delaware VIP® Emerging Markets Series - Service Class	506,043	1,762,110
Delaware VIP® Small Cap Value Series - Service Class	3,448,973	2,154,487
Delaware VIP® Small Cap Value Series - Standard Class	20,044	28,674
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,136	3,320
DWS Alternative Asset Allocation VIP Portfolio - Class B	378,364	440,049
DWS Equity 500 Index VIP Portfolio - Class A	42,629	68,802
DWS Small Cap Index VIP Portfolio - Class A	10,446	58,007
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,476,298	319,381

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Balanced Portfolio - Service Class 2	$10,646,711	$3,424,162
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	20,729	541
Fidelity® VIP Contrafund® Portfolio - Service Class 2	8,739,022	10,804,505
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	169,722	392,519
Fidelity® VIP Growth Portfolio - Initial Class	11,370	120,982
Fidelity® VIP Growth Portfolio - Service Class 2	5,762,800	3,080,052
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,172,603	4,796,080
Fidelity® VIP Strategic Income Portfolio - Service Class 2	400,484	746,738
Fidelity® VIP Technology Portfolio - Service Class 2	50,668	6
First Trust Capital Strength Hedged Equity Portfolio - Class I	34,531	192
First Trust Capital Strength Portfolio - Class I	1,498,504	216,104
First Trust Dorsey Wright Tactical Core Portfolio - Class I	38,060	50,185
First Trust Growth Strength Portfolio - Class I	293,810	12,761
First Trust International Developed Capital Strength Portfolio - Class I	83,259	12,357
First Trust Multi Income Allocation Portfolio - Class I	45,380	54,043
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,642,955	3,629,050
Franklin Allocation VIP Fund - Class 4	1,288,776	333,552
Franklin Income VIP Fund - Class 2	2,483,955	3,671,437
Franklin Income VIP Fund - Class 4	4,982,167	1,627,525
Franklin Multi-Asset Variable Conservative Growth - Class II	158,471	123,455
Franklin Mutual Shares VIP Fund - Class 2	1,240,471	1,630,352
Franklin Mutual Shares VIP Fund - Class 4	766,591	358,799
Franklin Rising Dividends VIP Fund - Class 4	838,142	176,905
Franklin Small Cap Value VIP Fund - Class 4	905,695	311,068
Franklin Small-Mid Cap Growth VIP Fund - Class 4	5,656	69,593
Goldman Sachs VIT Government Money Market Fund - Service Shares	72,109	488,532
Goldman Sachs VIT Large Cap Value Fund - Service Shares	171,580	153,267
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	47,779	42,927
Guggenheim VT Long Short Equity	18,381	70,667
Guggenheim VT Multi-Hedge Strategies	59,933	29,272
Hartford Capital Appreciation HLS Fund - Class IC	16,773	29,187
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	26,663	169,236
Invesco V.I. American Franchise Fund - Series I Shares	3,908	6,827
Invesco V.I. American Franchise Fund - Series II Shares	801	477
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	5,128	25,728
Invesco V.I. Comstock Fund - Series II Shares	439,061	262,380
Invesco V.I. Core Equity Fund - Series I Shares	1,739	10,308
Invesco V.I. Diversified Dividend Fund - Series II Shares	291,697	376,214
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	3,841,776	5,868,857
Invesco V.I. Equity and Income Fund - Series II Shares	240,736	34,694
Invesco V.I. EQV International Equity Fund - Series I Shares	23	289
Invesco V.I. EQV International Equity Fund - Series II Shares	883,168	855,160
Invesco V.I. Global Fund - Series II Shares	27,132	37,503
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	128,248	79,654
Janus Henderson Balanced Portfolio - Service Shares	145,052	86,697
Janus Henderson Enterprise Portfolio - Service Shares	191,711	152,233
Janus Henderson Global Research Portfolio - Service Shares	224,909	62,922
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	18,439	310,855
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	8	301,437
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	316,066	424,307
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	42,473	56,615
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	4,043	4,100
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	819,022	554,809
LVIP American Balanced Allocation Fund - Service Class	2,414,593	183,339
LVIP American Balanced Allocation Fund - Standard Class	940	1,942
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	6,406,810	3,023,111
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	368,352	261,290
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,283,104	597,925
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	42,083	13,834
LVIP American Global Growth Fund - Service Class II	2,644,335	1,965,930
LVIP American Global Small Capitalization Fund - Service Class II	718,682	464,953

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP American Growth Allocation Fund - Service Class	$1,522,528	$592,589
LVIP American Growth Fund - Service Class II	16,950,591	9,672,352
LVIP American Growth-Income Fund - Service Class II	9,699,109	6,219,119
LVIP American International Fund - Service Class II	2,875,527	1,446,950
LVIP American Preservation Fund - Service Class	54,876	219,440
LVIP Baron Growth Opportunities Fund - Service Class	3,560,786	3,294,990
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	16,114,068	10,552,846
LVIP BlackRock Global Allocation Fund - Service Class	1,364,817	5,645,223
LVIP BlackRock Global Allocation Fund - Standard Class	1,012	5,701
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	2,266,073	9,218,245
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	1,357,798	5,237,362
LVIP BlackRock Inflation Protected Bond Fund - Service Class	6,084,218	8,371,624
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	4,198	4,378
LVIP BlackRock Real Estate Fund - Service Class	419,063	756,904
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	3,034,624	7,964,003
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	4,059,380	15,405,112
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	283	12,942
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	1,939,394	5,448,149
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	512	570
LVIP Channing Small Cap Value Fund - Service Class	315,727	122,996
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2,249,905	6,167,726
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	561	644
LVIP Delaware Bond Fund - Service Class	21,292,247	11,854,994
LVIP Delaware Bond Fund - Standard Class	349,836	305,253
LVIP Delaware Diversified Floating Rate Fund - Service Class	6,550,670	6,639,248
LVIP Delaware Diversified Floating Rate Fund - Standard Class	7,582	931
LVIP Delaware Diversified Income Fund - Service Class	8,025,788	8,266,434
LVIP Delaware Diversified Income Fund - Standard Class	11,408	5,073
LVIP Delaware High Yield Fund - Service Class	801,896	1,586,783
LVIP Delaware High Yield Fund - Standard Class	8,026	23,609
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	3,090,534	4,235,118
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,449	123
LVIP Delaware Mid Cap Value Fund - Service Class	2,256,976	1,918,356
LVIP Delaware SMID Cap Core Fund - Service Class	1,589,054	1,253,319
LVIP Delaware SMID Cap Core Fund - Standard Class	17,866	18,702
LVIP Delaware Social Awareness Fund - Service Class	1,048,483	1,075,290
LVIP Delaware Social Awareness Fund - Standard Class	17,193	66,956
LVIP Delaware U.S. Growth Fund - Service Class	4,190,027	2,456,032
LVIP Delaware U.S. REIT Fund - Service Class	699,303	936,789
LVIP Delaware U.S. REIT Fund - Standard Class	10,880	63,837
LVIP Delaware Value Fund - Service Class	1,402,101	1,843,905
LVIP Delaware Value Fund - Standard Class	3,973	2,792
LVIP Delaware Wealth Builder Fund - Service Class	368,716	159,789
LVIP Delaware Wealth Builder Fund - Standard Class	3,784	9,523
LVIP Dimensional International Core Equity Fund - Service Class	1,352,008	1,144,198
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	3,543,916	4,829,667
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	3,066,689	1,845,281
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	702	596
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	2,367,905	1,346,792
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	11,224,423	8,114,016
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	3,509,171	6,573,391
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	497	767
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	6,144,293	8,697,489
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	289,756	756,466
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,009	3,190
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	505,599	1,212,487
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2,792,883	2,722,859
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	36,288	1,869
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2,518,661	3,039,652
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,164	3,884
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,675,305	792,733

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	$4,223,086	$11,038,981
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	6,445	11,999
LVIP Global Growth Allocation Managed Risk Fund - Service Class	5,051,691	37,191,157
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	6,855,171	29,823,821
LVIP Government Money Market Fund - Service Class	16,157,493	19,966,724
LVIP Government Money Market Fund - Standard Class	1,359,237	1,693,426
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	3,918,427	4,567,271
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	730	331
LVIP JPMorgan Core Bond Fund - Service Class	5,267,417	1,825,082
LVIP JPMorgan High Yield Fund - Service Class	1,550,762	1,803,110
LVIP JPMorgan Mid Cap Value Fund - Service Class	206,993	124,948
LVIP JPMorgan Retirement Income Fund - Service Class	605,175	548,710
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	4,750,504	5,106,814
LVIP JPMorgan Small Cap Core Fund - Service Class	357,590	13,442
LVIP JPMorgan U.S. Equity Fund - Service Class	1,090,801	26,063
LVIP Loomis Sayles Global Growth Fund - Service Class	11,379	22,738
LVIP MFS International Equity Managed Volatility Fund - Service Class	6,460,817	4,946,312
LVIP MFS International Growth Fund - Service Class	1,333,303	1,908,208
LVIP MFS Value Fund - Service Class	6,252,825	3,475,241
LVIP Mondrian Global Income Fund - Service Class	953,825	1,939,945
LVIP Mondrian International Value Fund - Service Class	982,671	1,477,842
LVIP Mondrian International Value Fund - Standard Class	20,927	151,507
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	538,037	865,527
LVIP PIMCO Low Duration Bond Fund - Service Class	6,191,174	7,468,595
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,173	821
LVIP SSGA Bond Index Fund - Service Class	5,090,702	4,457,415
LVIP SSGA Bond Index Fund - Standard Class	10,441	8,587
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,806,166	1,672,837
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	270,134	101,825
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	1,382,934	5,561,145
LVIP SSGA International Index Fund - Service Class	1,216,968	1,989,743
LVIP SSGA International Managed Volatility Fund - Service Class	1,025,116	4,113,019
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	12,715,019	7,851,204
LVIP SSGA Mid-Cap Index Fund - Service Class	2,221,539	1,154,461
LVIP SSGA Mid-Cap Index Fund - Standard Class	5,603	494
LVIP SSGA Moderate Index Allocation Fund - Service Class	2,491,932	2,846,628
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2,913,239	2,189,909
LVIP SSGA Nasdaq-100 Index Fund - Service Class	5,010,407	399,757
LVIP SSGA S&P 500 Index Fund - Service Class	22,211,157	17,185,106
LVIP SSGA S&P 500 Index Fund - Standard Class	54,605	130,430
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,456,151	3,467,919
LVIP SSGA Small-Cap Index Fund - Service Class	3,633,766	3,533,660
LVIP SSGA Small-Cap Index Fund - Standard Class	1,601	431
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	4,362,848	4,999,250
LVIP Structured Conservative Allocation Fund - Service Class	476,354	874,803
LVIP Structured Moderate Allocation Fund - Service Class	2,415,569	4,749,189
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	1,498,917	1,730,410
LVIP T. Rowe Price 2020 Fund - Service Class	7,033	29,603
LVIP T. Rowe Price 2030 Fund - Service Class	3,000	4,386
LVIP T. Rowe Price 2040 Fund - Service Class	1,907	491
LVIP T. Rowe Price Growth Stock Fund - Service Class	2,668,763	3,284,494
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2,591,644	2,462,438
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,698	5,910
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2,460,528	1,628,831
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	5,055,651	7,035,865
LVIP Vanguard Bond Allocation Fund - Service Class	9,953,625	4,778,537
LVIP Vanguard Bond Allocation Fund - Standard Class	821	357
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,105,997	3,196,459
LVIP Vanguard International Equity ETF Fund - Service Class	2,383,448	2,877,303
LVIP Wellington Capital Growth Fund - Service Class	1,756,487	2,188,148
LVIP Wellington SMID Cap Value Fund - Service Class	3,018,219	1,069,384

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Western Asset Core Bond Fund - Service Class	$8,093,855	$2,319,082
MFS® VIT Growth Series - Initial Class	6,399	5,466
MFS® VIT Growth Series - Service Class	1,949,242	2,297,655
MFS® VIT Total Return Series - Initial Class	9,964	11,652
MFS® VIT Total Return Series - Service Class	1,574,749	1,037,290
MFS® VIT Utilities Series - Initial Class	15,434	17,609
MFS® VIT Utilities Series - Service Class	1,222,410	1,241,192
MFS® VIT II Core Equity Portfolio - Service Class	8,838	12,754
MFS® VIT II International Intrinsic Value Portfolio - Service Class	224,854	230,264
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	102,809	72,396
Morgan Stanley VIF Growth Portfolio - Class II	8,337	8,390
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	141,548	367,236
PIMCO VIT All Asset Portfolio - Advisor Class	28,670	22,343
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	752,078	529,727
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	27,070	38,108
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	7,283	78,659
Putnam VT George Putnam Balanced Fund - Class IB	846,380	1,556,162
Putnam VT Global Health Care Fund - Class IB	284,204	600,031
Putnam VT Income Fund - Class IB	56,615	19,773
Putnam VT Large Cap Value Fund - Class IB	3,764,778	3,214,914
Putnam VT Multi-Asset Absolute Return Fund - Class IB	12,366	276,134
Templeton Foreign VIP Fund - Class 4	30,775	12,473
Templeton Global Bond VIP Fund - Class 2	212,035	612,626
Templeton Global Bond VIP Fund - Class 4	106,593	278,364
Templeton Growth VIP Fund - Class 2	58,797	145,304
VanEck VIP Global Resources Fund - Class S Shares	101,865	116,513
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	787,573	54,542

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class B	647,539	$17.44	$11,293,079	$11,737,389
AB VPS Large Cap Growth Portfolio - Class B	3,059	66.96	204,827	181,618
AB VPS Sustainable Global Thematic Portfolio - Class B	87,570	31.05	2,719,052	2,585,165
ALPS Global Opportunity Portfolio - Class III	43,874	12.21	535,701	556,813
ALPS/Alerian Energy Infrastructure Portfolio - Class III	106,964	10.82	1,157,352	1,029,027
American Century VP Balanced Fund - Class II	1,627,780	7.65	12,452,516	12,378,656
American Century VP Large Company Value Fund - Class I	419	17.75	7,434	6,334
American Century VP Large Company Value Fund - Class II	451,216	18.10	8,167,001	7,760,599
American Funds Asset Allocation Fund - Class 1	276	23.86	6,586	6,218
American Funds Asset Allocation Fund - Class 4	807,708	23.34	18,851,897	18,830,105
American Funds Capital Income Builder® - Class 1	592	11.63	6,887	6,008
American Funds Capital Income Builder® - Class 4	275,876	11.60	3,200,165	2,939,656
American Funds Capital World Bond Fund - Class 1	587	10.16	5,967	6,737
American Funds Capital World Growth and Income Fund - Class 1	5,916	13.85	81,938	82,283
American Funds Global Growth Fund - Class 2	270,024	33.44	9,029,595	7,845,543
American Funds Global Growth Fund - Class 4	219,020	33.08	7,245,190	6,699,164
American Funds Global Small Capitalization Fund - Class 1	3,572	18.57	66,330	82,631
American Funds Global Small Capitalization Fund - Class 2	329,246	17.50	5,761,797	6,537,444
American Funds Global Small Capitalization Fund - Class 4	56,848	17.46	992,567	1,153,002
American Funds Growth Fund - Class 1	135	99.44	13,382	11,608
American Funds Growth Fund - Class 2	516,995	98.20	50,768,903	39,523,574
American Funds Growth Fund - Class 4	208,489	95.70	19,952,403	18,833,052
American Funds Growth-Income Fund - Class 1	4,457	59.26	264,129	226,461
American Funds Growth-Income Fund - Class 2	835,337	58.30	48,700,154	37,863,426
American Funds Growth-Income Fund - Class 4	166,246	57.34	9,532,549	8,595,680
American Funds International Fund - Class 1	5,049	17.50	88,359	96,334

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds International Fund - Class 2	737,250	$17.41	$12,835,527	$13,589,872
American Funds International Fund - Class 4	237,900	17.13	4,075,232	4,498,446
American Funds International Growth and Income Fund - Class 1	18,308	10.10	184,915	258,003
American Funds Managed Risk Asset Allocation Fund - Class P2	1,100,570	11.53	12,689,570	13,556,545
American Funds Mortgage Fund - Class 1	10,858	9.44	102,502	117,777
American Funds Mortgage Fund - Class 4	32,189	9.23	297,108	331,876
American Funds New World Fund® - Class 1	2,536	25.48	64,605	61,517
American Funds New World Fund® - Class 4	108,188	24.95	2,699,295	2,820,198
American Funds The Bond Fund of America - Class 1	5,172	9.54	49,344	56,031
American Funds Washington Mutual Investors Fund - Class 1	5,663	14.49	82,058	75,663
American Funds Washington Mutual Investors Fund - Class 4	411,483	14.06	5,785,444	5,588,359
ClearBridge Variable Aggressive Growth Portfolio - Class II	60,572	16.56	1,003,079	1,260,196
ClearBridge Variable Large Cap Growth Portfolio - Class II	672,219	38.07	25,591,360	21,428,919
ClearBridge Variable Mid Cap Portfolio - Class II	183,163	22.57	4,133,983	4,002,503
Columbia VP Commodity Strategy Fund - Class 2	231,914	3.67	851,124	1,204,954
Columbia VP Emerging Markets Bond Fund - Class 2	21,640	7.85	169,877	193,998
Columbia VP Strategic Income Fund - Class 2	300,431	3.65	1,096,572	1,107,787
Delaware Ivy VIP Asset Strategy Portfolio - Class II	79,397	8.76	695,518	748,136
Delaware Ivy VIP Energy Portfolio - Class II	68,593	5.10	349,824	319,133
Delaware Ivy VIP High Income Portfolio - Class II	627,641	2.95	1,851,540	1,875,060
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	110,833	10.00	1,108,326	1,337,846
Delaware Ivy VIP Science and Technology Portfolio - Class II	172,005	22.97	3,950,947	4,274,916
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	194,852	5.75	1,120,399	1,226,410
Delaware VIP® Emerging Markets Series - Service Class	561,833	21.98	12,349,082	12,287,671
Delaware VIP® Small Cap Value Series - Service Class	681,145	38.14	25,978,863	23,625,467
Delaware VIP® Small Cap Value Series - Standard Class	10,563	38.39	405,508	385,486
DWS Alternative Asset Allocation VIP Portfolio - Class A	772	12.74	9,833	10,246
DWS Alternative Asset Allocation VIP Portfolio - Class B	239,360	12.72	3,044,664	3,160,146
DWS Equity 500 Index VIP Portfolio - Class A	25,362	26.97	684,023	469,179
DWS Small Cap Index VIP Portfolio - Class A	19,074	13.63	259,974	270,752
Eaton Vance VT Floating-Rate Income Fund - Initial Class	453,978	8.65	3,926,909	3,928,440
Fidelity® VIP Balanced Portfolio - Service Class 2	2,069,304	21.54	44,572,810	44,009,137
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	1,019	19.38	19,746	20,170
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,834,159	46.83	85,893,645	69,192,496
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	177,567	11.31	2,008,284	2,137,476
Fidelity® VIP Growth Portfolio - Initial Class	2,584	93.10	240,541	196,932
Fidelity® VIP Growth Portfolio - Service Class 2	326,843	89.92	29,389,723	25,909,435
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,211,855	34.69	42,039,254	39,944,479
Fidelity® VIP Strategic Income Portfolio - Service Class 2	231,342	10.35	2,394,387	2,565,901
Fidelity® VIP Technology Portfolio - Service Class 2	1,669	32.07	53,514	50,662
First Trust Capital Strength Hedged Equity Portfolio - Class I	3,504	9.79	34,306	34,340
First Trust Capital Strength Portfolio - Class I	254,796	13.55	3,452,484	3,226,911
First Trust Dorsey Wright Tactical Core Portfolio - Class I	97,348	11.44	1,113,666	1,243,575
First Trust Growth Strength Portfolio - Class I	24,875	12.62	313,923	281,432
First Trust International Developed Capital Strength Portfolio - Class I	22,294	12.48	278,225	272,638
First Trust Multi Income Allocation Portfolio - Class I	40,439	11.36	459,392	459,184
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	920,339	13.24	12,185,291	12,580,477
Franklin Allocation VIP Fund - Class 4	507,653	5.10	2,589,031	2,578,881
Franklin Income VIP Fund - Class 2	1,261,845	14.20	17,918,192	18,742,028
Franklin Income VIP Fund - Class 4	931,341	14.67	13,662,769	14,059,925
Franklin Multi-Asset Variable Conservative Growth - Class II	105,806	14.34	1,517,251	1,540,923
Franklin Mutual Shares VIP Fund - Class 2	675,188	15.33	10,350,639	11,311,647
Franklin Mutual Shares VIP Fund - Class 4	260,488	15.53	4,045,381	4,399,086
Franklin Rising Dividends VIP Fund - Class 4	100,797	26.96	2,717,488	2,785,883
Franklin Small Cap Value VIP Fund - Class 4	103,859	13.88	1,441,557	1,455,921
Franklin Small-Mid Cap Growth VIP Fund - Class 4	59,978	14.33	859,485	995,407
Goldman Sachs VIT Government Money Market Fund - Service Shares	154,238	1.00	154,238	154,238
Goldman Sachs VIT Large Cap Value Fund - Service Shares	146,200	8.44	1,233,928	1,347,423
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	43,778	8.84	386,996	414,924
Guggenheim VT Long Short Equity	18,840	16.97	319,723	280,819
Guggenheim VT Multi-Hedge Strategies	21,041	25.89	544,761	539,105

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Hartford Capital Appreciation HLS Fund - Class IC	18,664	$45.18	$843,245	$854,996
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	401,167	2.14	858,497	967,583
Invesco V.I. American Franchise Fund - Series I Shares	2,019	58.96	119,067	104,030
Invesco V.I. American Franchise Fund - Series II Shares	641	53.21	34,132	38,390
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	39,230	8.48	332,669	393,731
Invesco V.I. Comstock Fund - Series II Shares	38,578	19.58	755,365	752,718
Invesco V.I. Core Equity Fund - Series I Shares	1,743	29.29	51,044	49,799
Invesco V.I. Diversified Dividend Fund - Series II Shares	66,002	23.99	1,583,381	1,722,619
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	856,739	25.17	21,564,110	19,210,789
Invesco V.I. Equity and Income Fund - Series II Shares	91,547	16.36	1,497,705	1,613,207
Invesco V.I. EQV International Equity Fund - Series I Shares	268	34.09	9,134	9,730
Invesco V.I. EQV International Equity Fund - Series II Shares	195,502	33.47	6,543,453	6,992,645
Invesco V.I. Global Fund - Series II Shares	6,888	35.50	244,514	235,970
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	61,924	26.30	1,628,613	1,563,412
Janus Henderson Balanced Portfolio - Service Shares	12,164	48.05	584,472	431,670
Janus Henderson Enterprise Portfolio - Service Shares	6,005	68.37	410,549	364,637
Janus Henderson Global Research Portfolio - Service Shares	3,482	59.02	205,508	180,582
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	249,246	10.32	2,572,221	2,902,610
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	39,247	23.96	940,351	1,298,607
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	5,470	16.79	91,841	93,337
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	241,054	13.03	3,140,935	3,329,174
LVIP American Balanced Allocation Fund - Service Class	668,118	10.53	7,037,290	8,242,111
LVIP American Balanced Allocation Fund - Standard Class	352	10.56	3,718	4,387
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	3,286,414	13.14	43,193,339	42,611,515
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	298,388	9.92	2,960,904	3,384,027
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	631,344	9.84	6,212,427	7,086,766
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	21,147	9.85	208,321	226,057
LVIP American Global Growth Fund - Service Class II	758,763	22.99	17,443,211	16,676,430
LVIP American Global Small Capitalization Fund - Service Class II	236,843	10.18	2,412,008	3,190,553
LVIP American Growth Allocation Fund - Service Class	312,250	10.44	3,260,201	3,873,391
LVIP American Growth Fund - Service Class II	3,356,293	27.48	92,227,588	84,382,457
LVIP American Growth-Income Fund - Service Class II	2,721,222	25.64	69,761,257	59,896,927
LVIP American International Fund - Service Class II	1,216,104	12.27	14,922,812	16,677,507
LVIP American Preservation Fund - Service Class	106,028	9.15	970,372	1,060,073
LVIP Baron Growth Opportunities Fund - Service Class	322,530	71.99	23,219,937	19,503,115
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	5,619,028	20.22	113,616,740	111,774,977
LVIP BlackRock Global Allocation Fund - Service Class	4,004,968	11.49	45,997,061	44,852,176
LVIP BlackRock Global Allocation Fund - Standard Class	2,047	11.49	23,517	23,034
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	5,963,288	10.83	64,570,484	63,097,233
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2,444,188	11.73	28,672,772	28,372,879
LVIP BlackRock Inflation Protected Bond Fund - Service Class	6,615,269	9.14	60,437,098	66,765,987
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	15,272	9.14	139,584	159,147
LVIP BlackRock Real Estate Fund - Service Class	667,244	7.40	4,936,273	5,526,822
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	4,109,245	12.53	51,497,056	50,420,006
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	2,152,166	43.66	93,970,018	80,825,364
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,728	45.26	78,211	62,509
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	3,188,610	18.48	58,935,076	50,350,656
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	336	19.44	6,542	5,182
LVIP Channing Small Cap Value Fund - Service Class	17,736	11.34	201,041	187,237
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2,337,000	15.25	35,636,917	29,197,755
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	388	15.29	5,933	4,657
LVIP Delaware Bond Fund - Service Class	18,835,560	11.72	220,809,272	253,887,186
LVIP Delaware Bond Fund - Standard Class	206,159	11.73	2,417,838	2,763,608
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,183,285	9.69	50,231,211	51,785,400
LVIP Delaware Diversified Floating Rate Fund - Standard Class	15,211	9.69	147,453	152,455
LVIP Delaware Diversified Income Fund - Service Class	10,540,533	8.87	93,515,612	108,243,441
LVIP Delaware Diversified Income Fund - Standard Class	21,988	8.92	196,063	228,457
LVIP Delaware High Yield Fund - Service Class	892,485	4.23	3,774,318	4,389,027
LVIP Delaware High Yield Fund - Standard Class	29,097	4.23	123,022	143,372
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	3,949,101	9.24	36,493,641	38,390,716
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,230	9.29	20,727	21,765

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Mid Cap Value Fund - Service Class	235,888	$39.62	$9,345,392	$8,926,929
LVIP Delaware SMID Cap Core Fund - Service Class	402,755	23.15	9,322,962	9,049,117
LVIP Delaware SMID Cap Core Fund - Standard Class	10,991	25.56	280,929	258,944
LVIP Delaware Social Awareness Fund - Service Class	110,743	45.37	5,023,837	4,486,009
LVIP Delaware Social Awareness Fund - Standard Class	4,780	45.83	219,034	173,154
LVIP Delaware U.S. Growth Fund - Service Class	1,397,942	9.58	13,397,875	12,525,298
LVIP Delaware U.S. REIT Fund - Service Class	648,544	13.20	8,559,479	8,419,768
LVIP Delaware U.S. REIT Fund - Standard Class	24,469	13.17	322,155	316,301
LVIP Delaware Value Fund - Service Class	454,887	25.22	11,472,260	12,218,949
LVIP Delaware Value Fund - Standard Class	1,997	25.24	50,391	55,742
LVIP Delaware Wealth Builder Fund - Service Class	187,015	11.23	2,100,367	2,246,665
LVIP Delaware Wealth Builder Fund - Standard Class	10,181	11.26	114,647	132,604
LVIP Dimensional International Core Equity Fund - Service Class	807,737	11.99	9,681,538	8,890,619
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	4,055,273	10.10	40,958,254	37,978,272
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	425,957	41.96	17,874,001	15,554,623
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	156	42.35	6,600	5,139
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	778,514	19.25	14,989,513	11,882,313
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	3,167,795	20.65	65,402,293	51,534,473
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2,657,439	14.81	39,351,361	34,998,853
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	398	14.84	5,905	5,122
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	1,450,293	41.59	60,311,879	50,466,265
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	758,955	7.33	5,566,178	6,408,090
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	8,629	7.33	63,253	78,829
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	844,881	8.05	6,801,294	6,658,826
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,226,080	12.29	15,067,300	15,914,768
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	25,822	12.33	318,357	379,557
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,044,844	11.48	11,992,717	12,877,060
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2,922	11.51	33,629	34,108
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	1,132,342	10.55	11,947,337	12,008,083
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	4,890,266	11.69	57,152,544	65,063,066
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	11,734	11.69	137,179	163,020
LVIP Global Growth Allocation Managed Risk Fund - Service Class	20,367,754	12.44	253,334,127	268,123,123
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	18,585,897	12.75	236,970,188	253,901,035
LVIP Government Money Market Fund - Service Class	3,664,682	10.00	36,646,819	36,646,826
LVIP Government Money Market Fund - Standard Class	44,458	10.00	444,580	444,580
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2,931,529	12.61	36,951,919	33,131,210
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	471	12.63	5,953	5,134
LVIP JPMorgan Core Bond Fund - Service Class	1,917,337	9.75	18,688,285	20,340,869
LVIP JPMorgan High Yield Fund - Service Class	1,226,458	9.73	11,928,532	12,802,924
LVIP JPMorgan Mid Cap Value Fund - Service Class	8,207	10.16	83,371	79,108
LVIP JPMorgan Retirement Income Fund - Service Class	389,212	12.00	4,671,713	4,828,023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	2,262,454	17.67	39,970,780	36,114,135
LVIP JPMorgan Small Cap Core Fund - Service Class	18,495	19.61	362,657	342,983
LVIP JPMorgan U.S. Equity Fund - Service Class	30,692	36.98	1,134,883	1,054,234
LVIP Loomis Sayles Global Growth Fund - Service Class	8,132	14.99	121,883	108,020
LVIP MFS International Equity Managed Volatility Fund - Service Class	3,889,191	12.36	48,074,294	44,240,224
LVIP MFS International Growth Fund - Service Class	628,443	19.22	12,081,187	11,077,943
LVIP MFS Value Fund - Service Class	776,936	50.52	39,253,898	34,597,285
LVIP Mondrian Global Income Fund - Service Class	2,359,121	9.51	22,435,242	26,309,305
LVIP Mondrian International Value Fund - Service Class	620,252	16.58	10,285,631	9,855,093
LVIP Mondrian International Value Fund - Standard Class	35,399	16.60	587,522	575,562
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	378,583	13.45	5,092,697	4,335,297
LVIP PIMCO Low Duration Bond Fund - Service Class	4,933,940	9.28	45,772,157	48,544,036
LVIP PIMCO Low Duration Bond Fund - Standard Class	685	9.28	6,358	6,750
LVIP SSGA Bond Index Fund - Service Class	4,638,360	10.01	46,434,619	51,978,764
LVIP SSGA Bond Index Fund - Standard Class	7,089	10.01	70,937	79,588
LVIP SSGA Conservative Index Allocation Fund - Service Class	826,017	13.19	10,892,680	10,838,385
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	122,971	9.99	1,228,234	1,363,436
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	4,236,199	11.14	47,199,729	49,041,979
LVIP SSGA International Index Fund - Service Class	1,222,367	10.46	12,789,623	11,260,738
LVIP SSGA International Managed Volatility Fund - Service Class	2,033,513	9.48	19,279,738	17,826,982

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	4,182,073	$15.32	$64,073,540	$59,537,741
LVIP SSGA Mid-Cap Index Fund - Service Class	1,203,936	12.24	14,731,362	15,029,684
LVIP SSGA Mid-Cap Index Fund - Standard Class	6,776	12.28	83,227	95,287
LVIP SSGA Moderate Index Allocation Fund - Service Class	2,325,408	15.75	36,622,853	34,169,649
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,053,312	16.56	17,440,748	15,750,125
LVIP SSGA Nasdaq-100 Index Fund - Service Class	522,188	11.89	6,207,768	4,892,669
LVIP SSGA S&P 500 Index Fund - Service Class	6,313,481	26.41	166,707,474	134,998,582
LVIP SSGA S&P 500 Index Fund - Standard Class	49,297	26.45	1,303,942	775,919
LVIP SSGA Short-Term Bond Index Fund - Service Class	1,639,114	9.85	16,143,636	16,462,013
LVIP SSGA Small-Cap Index Fund - Service Class	1,043,243	31.05	32,388,512	31,728,296
LVIP SSGA Small-Cap Index Fund - Standard Class	2,370	31.11	73,727	89,668
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	4,259,941	12.22	52,039,441	52,929,879
LVIP Structured Conservative Allocation Fund - Service Class	721,371	11.03	7,953,835	8,313,452
LVIP Structured Moderate Allocation Fund - Service Class	3,377,273	12.27	41,432,384	41,239,550
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	1,782,239	12.96	23,103,161	22,473,807
LVIP T. Rowe Price 2020 Fund - Service Class	13,073	9.03	118,046	135,632
LVIP T. Rowe Price 2030 Fund - Service Class	5,100	10.88	55,499	50,252
LVIP T. Rowe Price 2040 Fund - Service Class	3,380	11.30	38,185	38,419
LVIP T. Rowe Price Growth Stock Fund - Service Class	473,330	48.69	23,046,445	20,084,356
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	905,712	26.81	24,281,239	24,371,330
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,676	28.80	134,685	126,206
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,532,345	11.19	17,143,880	16,847,116
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	5,508,067	11.32	62,362,340	59,096,302
LVIP Vanguard Bond Allocation Fund - Service Class	8,169,147	9.21	75,270,517	84,490,889
LVIP Vanguard Bond Allocation Fund - Standard Class	639	9.22	5,890	6,607
LVIP Vanguard Domestic Equity ETF Fund - Service Class	877,390	31.68	27,799,209	18,958,599
LVIP Vanguard International Equity ETF Fund - Service Class	1,564,485	11.70	18,296,647	17,634,716
LVIP Wellington Capital Growth Fund - Service Class	230,146	54.07	12,443,279	11,942,073
LVIP Wellington SMID Cap Value Fund - Service Class	379,901	25.19	9,568,556	9,518,670
LVIP Western Asset Core Bond Fund - Service Class	4,385,068	7.86	34,444,706	41,665,004
MFS® VIT Growth Series - Initial Class	1,520	60.29	91,642	82,104
MFS® VIT Growth Series - Service Class	279,943	55.68	15,587,248	15,651,932
MFS® VIT Total Return Series - Initial Class	6,815	23.26	158,517	165,215
MFS® VIT Total Return Series - Service Class	420,197	22.68	9,530,077	10,054,273
MFS® VIT Utilities Series - Initial Class	4,266	32.25	137,585	133,465
MFS® VIT Utilities Series - Service Class	290,369	31.54	9,158,224	8,952,111
MFS® VIT II Core Equity Portfolio - Service Class	545	27.15	14,806	13,229
MFS® VIT II International Intrinsic Value Portfolio - Service Class	64,681	28.83	1,864,746	1,762,922
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	87,173	6.04	526,526	639,696
Morgan Stanley VIF Growth Portfolio - Class II	4,698	10.13	47,595	68,368
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	82,528	15.76	1,300,634	1,203,992
PIMCO VIT All Asset Portfolio - Advisor Class	23,927	9.20	220,126	233,766
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	661,763	5.46	3,613,227	5,930,779
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	45,853	8.68	398,002	459,320
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	6,131	10.55	64,677	76,705
Putnam VT George Putnam Balanced Fund - Class IB	620,745	13.66	8,479,382	7,948,944
Putnam VT Global Health Care Fund - Class IB	97,617	16.22	1,583,343	1,564,263
Putnam VT Income Fund - Class IB	61,609	8.29	510,743	643,119
Putnam VT Large Cap Value Fund - Class IB	424,125	28.82	12,223,281	11,369,292
Templeton Foreign VIP Fund - Class 4	14,748	14.55	214,583	191,617
Templeton Global Bond VIP Fund - Class 2	281,126	12.84	3,609,656	4,417,460
Templeton Global Bond VIP Fund - Class 4	121,729	13.13	1,598,306	1,806,734
Templeton Growth VIP Fund - Class 2	100,647	11.99	1,206,754	1,232,689
VanEck VIP Global Resources Fund - Class S Shares	24,999	25.42	635,468	486,513
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	113,498	8.51	965,871	979,364

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class B	28,853	(49,070)	(20,217)
AB VPS Large Cap Growth Portfolio - Class B	198	(817)	(619)
AB VPS Sustainable Global Thematic Portfolio - Class B	7,249	(13,211)	(5,962)
ALPS Global Opportunity Portfolio - Class III	2,201	(2,289)	(88)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	14,985	(23,276)	(8,291)
American Century VP Balanced Fund - Class II	192,324	(129,606)	62,718
American Century VP Large Company Value Fund - Class I	—	(266)	(266)
American Century VP Large Company Value Fund - Class II	64,649	(75,400)	(10,751)
American Funds Asset Allocation Fund - Class 1	7	(4)	3
American Funds Asset Allocation Fund - Class 4	138,530	(64,192)	74,338
American Funds Capital Income Builder® - Class 1	—	(259)	(259)
American Funds Capital Income Builder® - Class 4	75,387	(7,217)	68,170
American Funds Capital World Bond Fund - Class 1	65	(33)	32
American Funds Capital World Growth and Income Fund - Class 1	187	(187)	—
American Funds Global Growth Fund - Class 2	3,769	(25,656)	(21,887)
American Funds Global Growth Fund - Class 4	23,836	(29,878)	(6,042)
American Funds Global Small Capitalization Fund - Class 2	6,752	(21,608)	(14,856)
American Funds Global Small Capitalization Fund - Class 4	24,957	(12,979)	11,978
American Funds Growth Fund - Class 1	14	(36)	(22)
American Funds Growth Fund - Class 2	19,002	(103,544)	(84,542)
American Funds Growth Fund - Class 4	144,781	(56,887)	87,894
American Funds Growth-Income Fund - Class 1	13	(140)	(127)
American Funds Growth-Income Fund - Class 2	13,437	(123,636)	(110,199)
American Funds Growth-Income Fund - Class 4	46,262	(32,062)	14,200
American Funds International Fund - Class 1	323	(626)	(303)
American Funds International Fund - Class 2	16,241	(78,346)	(62,105)
American Funds International Fund - Class 4	20,472	(24,169)	(3,697)
American Funds Managed Risk Asset Allocation Fund - Class P2	10,292	(160,695)	(150,403)
American Funds Mortgage Fund - Class 4	941	(19,679)	(18,738)
American Funds New World Fund® - Class 1	74	(123)	(49)
American Funds New World Fund® - Class 4	32,076	(43,650)	(11,574)
American Funds The Bond Fund of America - Class 1	454	(31)	423
American Funds Washington Mutual Investors Fund - Class 1	114	(431)	(317)
American Funds Washington Mutual Investors Fund - Class 4	22,869	(29,368)	(6,499)
ClearBridge Variable Aggressive Growth Portfolio - Class II	21,855	(7,723)	14,132
ClearBridge Variable Large Cap Growth Portfolio - Class II	368,809	(158,256)	210,553
ClearBridge Variable Mid Cap Portfolio - Class II	38,021	(13,163)	24,858
Columbia VP Commodity Strategy Fund - Class 2	13,566	(5,890)	7,676
Columbia VP Emerging Markets Bond Fund - Class 2	6,227	(16,007)	(9,780)
Columbia VP Strategic Income Fund - Class 2	42,192	(13,354)	28,838
Delaware Ivy VIP Asset Strategy Portfolio - Class II	4,476	(5,060)	(584)
Delaware Ivy VIP Energy Portfolio - Class II	7,226	(12,174)	(4,948)
Delaware Ivy VIP High Income Portfolio - Class II	83,964	(5,167)	78,797
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	4,038	(57,724)	(53,686)
Delaware Ivy VIP Science and Technology Portfolio - Class II	308,424	(296,877)	11,547
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	22,440	(8,759)	13,681
Delaware VIP® Emerging Markets Series - Service Class	22,908	(84,530)	(61,622)
Delaware VIP® Small Cap Value Series - Service Class	93,978	(59,786)	34,192
Delaware VIP® Small Cap Value Series - Standard Class	3	(386)	(383)
DWS Alternative Asset Allocation VIP Portfolio - Class A	16	(197)	(181)
DWS Alternative Asset Allocation VIP Portfolio - Class B	12,057	(29,446)	(17,389)
DWS Equity 500 Index VIP Portfolio - Class A	37	(1,437)	(1,400)
DWS Small Cap Index VIP Portfolio - Class A	42	(1,207)	(1,165)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	193,854	(27,023)	166,831
Fidelity® VIP Balanced Portfolio - Service Class 2	646,404	(224,269)	422,135
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2,047	(48)	1,999
Fidelity® VIP Contrafund® Portfolio - Service Class 2	160,501	(238,705)	(78,204)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	9,465	(27,641)	(18,176)

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Growth Portfolio - Initial Class	15	(3,254)	(3,239)
Fidelity® VIP Growth Portfolio - Service Class 2	96,568	(64,916)	31,652
Fidelity® VIP Mid Cap Portfolio - Service Class 2	104,120	(135,517)	(31,397)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	28,879	(66,248)	(37,369)
Fidelity® VIP Technology Portfolio - Service Class 2	4,837	—	4,837
First Trust Capital Strength Hedged Equity Portfolio - Class I	3,523	(13)	3,510
First Trust Capital Strength Portfolio - Class I	115,923	(15,071)	100,852
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,552	(3,570)	(2,018)
First Trust Growth Strength Portfolio - Class I	25,841	(991)	24,850
First Trust International Developed Capital Strength Portfolio - Class I	7,824	(766)	7,058
First Trust Multi Income Allocation Portfolio - Class I	1,262	(3,982)	(2,720)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	86,997	(279,322)	(192,325)
Franklin Allocation VIP Fund - Class 4	108,287	(26,265)	82,022
Franklin Income VIP Fund - Class 2	29,132	(176,329)	(147,197)
Franklin Income VIP Fund - Class 4	296,860	(117,740)	179,120
Franklin Multi-Asset Variable Conservative Growth - Class II	10,536	(8,456)	2,080
Franklin Mutual Shares VIP Fund - Class 2	15,959	(84,245)	(68,286)
Franklin Mutual Shares VIP Fund - Class 4	31,526	(25,688)	5,838
Franklin Rising Dividends VIP Fund - Class 4	35,436	(8,689)	26,747
Franklin Small Cap Value VIP Fund - Class 4	65,028	(24,544)	40,484
Franklin Small-Mid Cap Growth VIP Fund - Class 4	394	(4,294)	(3,900)
Goldman Sachs VIT Government Money Market Fund - Service Shares	5,421	(51,024)	(45,603)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,838	(5,035)	(3,197)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2,318	(3,954)	(1,636)
Guggenheim VT Long Short Equity	1,635	(5,703)	(4,068)
Guggenheim VT Multi-Hedge Strategies	3,989	(2,091)	1,898
Hartford Capital Appreciation HLS Fund - Class IC	39	(1,201)	(1,162)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,484	(13,580)	(11,096)
Invesco V.I. American Franchise Fund - Series I Shares	91	(236)	(145)
Invesco V.I. American Franchise Fund - Series II Shares	4	—	4
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	507	(1,876)	(1,369)
Invesco V.I. Comstock Fund - Series II Shares	26,108	(18,235)	7,873
Invesco V.I. Core Equity Fund - Series I Shares	—	(466)	(466)
Invesco V.I. Diversified Dividend Fund - Series II Shares	10,409	(24,445)	(14,036)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	122,632	(307,717)	(185,085)
Invesco V.I. Equity and Income Fund - Series II Shares	10,516	(1,724)	8,792
Invesco V.I. EQV International Equity Fund - Series I Shares	—	(8)	(8)
Invesco V.I. EQV International Equity Fund - Series II Shares	69,461	(53,672)	15,789
Invesco V.I. Global Fund - Series II Shares	3	(1,092)	(1,089)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	8,443	(4,358)	4,085
Janus Henderson Balanced Portfolio - Service Shares	3,922	(2,292)	1,630
Janus Henderson Enterprise Portfolio - Service Shares	2,447	(2,316)	131
Janus Henderson Global Research Portfolio - Service Shares	8,586	(2,538)	6,048
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	1,492	(24,320)	(22,828)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2	(27,020)	(27,018)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	18,157	(37,759)	(19,602)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2,934	(3,011)	(77)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	30	(99)	(69)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	64,964	(51,954)	13,010
LVIP American Balanced Allocation Fund - Service Class	71,063	(8,900)	62,163
LVIP American Balanced Allocation Fund - Standard Class	—	(101)	(101)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	198,129	(155,167)	42,962
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	710	(19,494)	(18,784)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	3,033	(43,896)	(40,863)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(792)	(792)
LVIP American Global Growth Fund - Service Class II	31,967	(57,790)	(25,823)
LVIP American Global Small Capitalization Fund - Service Class II	3,932	(22,132)	(18,200)
LVIP American Growth Allocation Fund - Service Class	51,058	(38,889)	12,169
LVIP American Growth Fund - Service Class II	162,158	(183,812)	(21,654)
LVIP American Growth-Income Fund - Service Class II	119,782	(152,896)	(33,114)
LVIP American International Fund - Service Class II	66,520	(88,945)	(22,425)
LVIP American Preservation Fund - Service Class	2,695	(21,965)	(19,270)

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Baron Growth Opportunities Fund - Service Class	107,807	(95,338)	12,469
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	311,261	(486,496)	(175,235)
LVIP BlackRock Global Allocation Fund - Service Class	25,676	(281,549)	(255,873)
LVIP BlackRock Global Allocation Fund - Standard Class	18	(256)	(238)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	86,699	(787,276)	(700,577)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	79,576	(414,016)	(334,440)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	487,470	(736,501)	(249,031)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	71	(283)	(212)
LVIP BlackRock Real Estate Fund - Service Class	35,770	(76,741)	(40,971)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	194,920	(588,099)	(393,179)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	146,237	(507,250)	(361,013)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(471)	(471)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	108,924	(288,333)	(179,409)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	14	(16)	(2)
LVIP Channing Small Cap Value Fund - Service Class	32,628	(13,643)	18,985
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	27,516	(342,671)	(315,155)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	13	(33)	(20)
LVIP Delaware Bond Fund - Service Class	1,315,437	(802,720)	512,717
LVIP Delaware Bond Fund - Standard Class	18,292	(16,699)	1,593
LVIP Delaware Diversified Floating Rate Fund - Service Class	453,291	(642,978)	(189,687)
LVIP Delaware Diversified Income Fund - Service Class	364,319	(506,965)	(142,646)
LVIP Delaware Diversified Income Fund - Standard Class	341	(324)	17
LVIP Delaware High Yield Fund - Service Class	32,164	(104,960)	(72,796)
LVIP Delaware High Yield Fund - Standard Class	4	(894)	(890)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	200,024	(356,772)	(156,748)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	142	—	142
LVIP Delaware Mid Cap Value Fund - Service Class	65,611	(84,914)	(19,303)
LVIP Delaware SMID Cap Core Fund - Service Class	43,604	(38,174)	5,430
LVIP Delaware SMID Cap Core Fund - Standard Class	57	(435)	(378)
LVIP Delaware Social Awareness Fund - Service Class	18,032	(26,457)	(8,425)
LVIP Delaware Social Awareness Fund - Standard Class	15	(1,221)	(1,206)
LVIP Delaware U.S. Growth Fund - Service Class	98,491	(57,589)	40,902
LVIP Delaware U.S. REIT Fund - Service Class	27,418	(34,752)	(7,334)
LVIP Delaware U.S. REIT Fund - Standard Class	14	(1,384)	(1,370)
LVIP Delaware Value Fund - Service Class	28,783	(53,746)	(24,963)
LVIP Delaware Value Fund - Standard Class	25	(56)	(31)
LVIP Delaware Wealth Builder Fund - Service Class	17,262	(8,398)	8,864
LVIP Delaware Wealth Builder Fund - Standard Class	34	(348)	(314)
LVIP Dimensional International Core Equity Fund - Service Class	99,090	(93,162)	5,928
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	230,889	(417,342)	(186,453)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	88,813	(56,559)	32,254
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7	(11)	(4)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	105,867	(69,947)	35,920
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	179,723	(327,261)	(147,538)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	80,564	(329,796)	(249,232)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	9	(35)	(26)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	227,290	(614,784)	(387,494)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	13,767	(59,982)	(46,215)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(162)	(162)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	23,905	(94,178)	(70,273)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	35,810	(80,595)	(44,785)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	64,821	(120,813)	(55,992)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	155	(132)	23
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	229,686	(63,370)	166,316
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	107,292	(621,535)	(514,243)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(568)	(568)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	76,672	(2,161,807)	(2,085,135)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	225,752	(1,675,698)	(1,449,946)
LVIP Government Money Market Fund - Service Class	1,602,176	(2,153,012)	(550,836)
LVIP Government Money Market Fund - Standard Class	148,728	(187,285)	(38,557)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	127,142	(302,803)	(175,661)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	24	(19)	5

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Core Bond Fund - Service Class	519,887	(185,687)	334,200
LVIP JPMorgan High Yield Fund - Service Class	78,166	(117,404)	(39,238)
LVIP JPMorgan Mid Cap Value Fund - Service Class	19,938	(12,490)	7,448
LVIP JPMorgan Retirement Income Fund - Service Class	34,955	(42,356)	(7,401)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	105,549	(289,352)	(183,803)
LVIP JPMorgan Small Cap Core Fund - Service Class	33,270	(1,228)	32,042
LVIP JPMorgan U.S. Equity Fund - Service Class	100,330	(1,988)	98,342
LVIP Loomis Sayles Global Growth Fund - Service Class	580	(1,509)	(929)
LVIP MFS International Equity Managed Volatility Fund - Service Class	273,942	(378,297)	(104,355)
LVIP MFS International Growth Fund - Service Class	54,201	(125,394)	(71,193)
LVIP MFS Value Fund - Service Class	179,511	(141,294)	38,217
LVIP Mondrian Global Income Fund - Service Class	120,089	(184,074)	(63,985)
LVIP Mondrian International Value Fund - Service Class	45,936	(79,949)	(34,013)
LVIP Mondrian International Value Fund - Standard Class	130	(5,366)	(5,236)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	25,029	(59,640)	(34,611)
LVIP PIMCO Low Duration Bond Fund - Service Class	522,329	(756,011)	(233,682)
LVIP PIMCO Low Duration Bond Fund - Standard Class	92	(75)	17
LVIP SSGA Bond Index Fund - Service Class	417,402	(381,826)	35,576
LVIP SSGA Bond Index Fund - Standard Class	849	(751)	98
LVIP SSGA Conservative Index Allocation Fund - Service Class	105,729	(109,235)	(3,506)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	22,695	(9,050)	13,645
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	28,056	(339,242)	(311,186)
LVIP SSGA International Index Fund - Service Class	76,678	(164,772)	(88,094)
LVIP SSGA International Managed Volatility Fund - Service Class	64,607	(412,262)	(347,655)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	182,123	(368,574)	(186,451)
LVIP SSGA Mid-Cap Index Fund - Service Class	84,916	(65,400)	19,516
LVIP SSGA Moderate Index Allocation Fund - Service Class	62,802	(140,619)	(77,817)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	129,454	(109,990)	19,464
LVIP SSGA Nasdaq-100 Index Fund - Service Class	520,262	(29,002)	491,260
LVIP SSGA S&P 500 Index Fund - Service Class	717,950	(626,349)	91,601
LVIP SSGA S&P 500 Index Fund - Standard Class	251	(3,453)	(3,202)
LVIP SSGA Short-Term Bond Index Fund - Service Class	517,259	(338,351)	178,908
LVIP SSGA Small-Cap Index Fund - Service Class	172,710	(168,713)	3,997
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	338,268	(342,602)	(4,334)
LVIP Structured Conservative Allocation Fund - Service Class	18,134	(59,056)	(40,922)
LVIP Structured Moderate Allocation Fund - Service Class	47,993	(269,236)	(221,243)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	33,197	(82,196)	(48,999)
LVIP T. Rowe Price 2020 Fund - Service Class	35	(1,965)	(1,930)
LVIP T. Rowe Price 2030 Fund - Service Class	—	(256)	(256)
LVIP T. Rowe Price Growth Stock Fund - Service Class	92,117	(95,441)	(3,324)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	61,656	(55,074)	6,582
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	39	(87)	(48)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	209,097	(131,063)	78,034
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	356,650	(538,760)	(182,110)
LVIP Vanguard Bond Allocation Fund - Service Class	885,158	(457,662)	427,496
LVIP Vanguard Bond Allocation Fund - Standard Class	59	(30)	29
LVIP Vanguard Domestic Equity ETF Fund - Service Class	73,243	(100,098)	(26,855)
LVIP Vanguard International Equity ETF Fund - Service Class	151,755	(211,552)	(59,797)
LVIP Wellington Capital Growth Fund - Service Class	43,741	(60,102)	(16,361)
LVIP Wellington SMID Cap Value Fund - Service Class	101,066	(49,031)	52,035
LVIP Western Asset Core Bond Fund - Service Class	523,525	(232,154)	291,371
MFS® VIT Growth Series - Initial Class	—	(149)	(149)
MFS® VIT Growth Series - Service Class	19,843	(51,408)	(31,565)
MFS® VIT Total Return Series - Initial Class	—	(320)	(320)
MFS® VIT Total Return Series - Service Class	49,263	(43,619)	5,644
MFS® VIT Utilities Series - Initial Class	50	(390)	(340)
MFS® VIT Utilities Series - Service Class	13,825	(29,522)	(15,697)
MFS® VIT II Core Equity Portfolio - Service Class	169	(338)	(169)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	6,257	(13,793)	(7,536)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,115	(5,176)	(4,061)
Morgan Stanley VIF Growth Portfolio - Class II	211	(160)	51
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,902	(9,897)	(7,995)

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT All Asset Portfolio - Advisor Class	2,169	(1,962)	207
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	12,204	(46,969)	(34,765)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,264	(3,221)	(1,957)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	11	(7,082)	(7,071)
Putnam VT George Putnam Balanced Fund - Class IB	49,083	(94,054)	(44,971)
Putnam VT Global Health Care Fund - Class IB	7,503	(34,062)	(26,559)
Putnam VT Income Fund - Class IB	3,094	(1,712)	1,382
Putnam VT Large Cap Value Fund - Class IB	194,698	(204,957)	(10,259)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	5	(30,648)	(30,643)
Templeton Foreign VIP Fund - Class 4	2,201	(1,134)	1,067
Templeton Global Bond VIP Fund - Class 2	16,762	(42,249)	(25,487)
Templeton Global Bond VIP Fund - Class 4	13,764	(32,433)	(18,669)
Templeton Growth VIP Fund - Class 2	1,140	(6,786)	(5,646)
VanEck VIP Global Resources Fund - Class S Shares	8,435	(11,908)	(3,473)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	64,672	(4,491)	60,181

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class B	52,206	(70,856)	(18,650)
AB VPS Large Cap Growth Portfolio - Class B	157	(7,048)	(6,891)
AB VPS Sustainable Global Thematic Portfolio - Class B	9,921	(10,224)	(303)
ALPS Global Opportunity Portfolio - Class III	6,972	(2,913)	4,059
ALPS/Alerian Energy Infrastructure Portfolio - Class III	34,686	(3,332)	31,354
American Century VP Balanced Fund - Class II	82,549	(143,958)	(61,409)
American Century VP Large Company Value Fund - Class I	—	(261)	(261)
American Century VP Large Company Value Fund - Class II	291,431	(81,155)	210,276
American Funds Asset Allocation Fund - Class 1	8	(23)	(15)
American Funds Asset Allocation Fund - Class 4	203,629	(71,966)	131,663
American Funds Capital Income Builder® - Class 1	—	(254)	(254)
American Funds Capital Income Builder® - Class 4	34,284	(17,999)	16,285
American Funds Capital World Bond Fund - Class 1	73	(44)	29
American Funds Capital World Growth and Income Fund - Class 1	634	(37)	597
American Funds Global Growth Fund - Class 2	8,799	(25,986)	(17,187)
American Funds Global Growth Fund - Class 4	105,261	(21,369)	83,892
American Funds Global Small Capitalization Fund - Class 1	98	—	98
American Funds Global Small Capitalization Fund - Class 2	17,924	(20,093)	(2,169)
American Funds Global Small Capitalization Fund - Class 4	12,518	(5,259)	7,259
American Funds Growth Fund - Class 1	45	(23)	22
American Funds Growth Fund - Class 2	23,757	(103,314)	(79,557)
American Funds Growth Fund - Class 4	270,801	(96,278)	174,523
American Funds Growth-Income Fund - Class 1	269	(125)	144
American Funds Growth-Income Fund - Class 2	6,665	(178,287)	(171,622)
American Funds Growth-Income Fund - Class 4	151,562	(62,286)	89,276
American Funds International Fund - Class 1	820	(527)	293
American Funds International Fund - Class 2	31,549	(70,408)	(38,859)
American Funds International Fund - Class 4	60,712	(18,860)	41,852
American Funds International Growth and Income Fund - Class 1	517	—	517
American Funds Managed Risk Asset Allocation Fund - Class P2	38,736	(124,612)	(85,876)
American Funds Mortgage Fund - Class 1	363	—	363
American Funds Mortgage Fund - Class 4	10,023	(16,524)	(6,501)
American Funds New World Fund® - Class 1	399	(84)	315
American Funds New World Fund® - Class 4	36,405	(18,695)	17,710
American Funds The Bond Fund of America - Class 1	707	(202)	505
American Funds Washington Mutual Investors Fund - Class 1	229	(638)	(409)
American Funds Washington Mutual Investors Fund - Class 4	232,553	(29,905)	202,648
BlackRock Global Allocation V.I. Fund - Class I	10	(1,511)	(1,501)
BlackRock Global Allocation V.I. Fund - Class III	73,983	(2,623,993)	(2,550,010)
ClearBridge Variable Aggressive Growth Portfolio - Class II	9,186	(2,472)	6,714
ClearBridge Variable Large Cap Growth Portfolio - Class II	179,037	(91,917)	87,120
ClearBridge Variable Mid Cap Portfolio - Class II	37,213	(12,618)	24,595

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Columbia VP Commodity Strategy Fund - Class 2	69,979	(30,237)	39,742
Columbia VP Emerging Markets Bond Fund - Class 2	2,410	(32,043)	(29,633)
Columbia VP Strategic Income Fund - Class 2	41,605	(79,458)	(37,853)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	236	(5,025)	(4,789)
Delaware Ivy VIP Energy Portfolio - Class II	23,001	(333,923)	(310,922)
Delaware Ivy VIP High Income Portfolio - Class II	9,717	(109,095)	(99,378)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	20,571	(22,943)	(2,372)
Delaware Ivy VIP Science and Technology Portfolio - Class II	29,590	(10,080)	19,510
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	47,791	(4,267)	43,524
Delaware VIP® Emerging Markets Series - Service Class	222,597	(200,418)	22,179
Delaware VIP® Small Cap Value Series - Service Class	216,249	(637,860)	(421,611)
Delaware VIP® Small Cap Value Series - Standard Class	33	(2,663)	(2,630)
DWS Alternative Asset Allocation VIP Portfolio - Class A	14	(221)	(207)
DWS Alternative Asset Allocation VIP Portfolio - Class B	29,574	(54,516)	(24,942)
DWS Equity 500 Index VIP Portfolio - Class A	51	(3,448)	(3,397)
DWS Small Cap Index VIP Portfolio - Class A	35	(1,008)	(973)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	93,923	(36,968)	56,955
Fidelity® VIP Balanced Portfolio - Service Class 2	751,330	(317,924)	433,406
Fidelity® VIP Contrafund® Portfolio - Service Class 2	189,496	(146,451)	43,045
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	47,136	(44,693)	2,443
Fidelity® VIP Growth Portfolio - Initial Class	236	(1,965)	(1,729)
Fidelity® VIP Growth Portfolio - Service Class 2	157,794	(59,953)	97,841
Fidelity® VIP Mid Cap Portfolio - Service Class 2	129,807	(136,549)	(6,742)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	61,885	(29,165)	32,720
First Trust Capital Strength Portfolio - Class I	85,730	(25,326)	60,404
First Trust Dorsey Wright Tactical Core Portfolio - Class I	2,195	(6,096)	(3,901)
First Trust International Developed Capital Strength Portfolio - Class I	10,908	(46)	10,862
First Trust Multi Income Allocation Portfolio - Class I	9,244	(3,107)	6,137
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	414,485	(435,315)	(20,830)
Franklin Allocation VIP Fund - Class 4	107,017	(37,365)	69,652
Franklin Income VIP Fund - Class 2	17,917	(175,897)	(157,980)
Franklin Income VIP Fund - Class 4	167,830	(59,250)	108,580
Franklin Multi-Asset Variable Conservative Growth - Class II	40,995	(35,196)	5,799
Franklin Mutual Shares VIP Fund - Class 2	4,248	(111,894)	(107,646)
Franklin Mutual Shares VIP Fund - Class 4	31,989	(32,228)	(239)
Franklin Rising Dividends VIP Fund - Class 4	45,536	(3,205)	42,331
Franklin Small Cap Value VIP Fund - Class 4	29,705	(40,571)	(10,866)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	13,262	(1,992)	11,270
Goldman Sachs VIT Government Money Market Fund - Service Shares	51,359	(5,870)	45,489
Goldman Sachs VIT Large Cap Value Fund - Service Shares	734	(6,486)	(5,752)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	6,531	(1,643)	4,888
Guggenheim VT Long Short Equity	11,468	(5,505)	5,963
Guggenheim VT Multi-Hedge Strategies	12,293	(9,367)	2,926
Hartford Capital Appreciation HLS Fund - Class IC	378	(1,114)	(736)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	14,008	(5,822)	8,186
Invesco V.I. American Franchise Fund - Series I Shares	140	(607)	(467)
Invesco V.I. American Franchise Fund - Series II Shares	3	—	3
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	515	(2,479)	(1,964)
Invesco V.I. Comstock Fund - Series II Shares	27,477	(3,500)	23,977
Invesco V.I. Core Equity Fund - Series I Shares	19	(2,096)	(2,077)
Invesco V.I. Core Equity Fund - Series II Shares	1	(1,863)	(1,862)
Invesco V.I. Diversified Dividend Fund - Series II Shares	21,096	(17,799)	3,297
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	208,560	(142,555)	66,005
Invesco V.I. Equity and Income Fund - Series II Shares	90,569	(4,950)	85,619
Invesco V.I. EQV International Equity Fund - Series II Shares	81,112	(20,726)	60,386
Invesco V.I. Global Fund - Series II Shares	1,170	(481)	689
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	59,194	(7,423)	51,771
Janus Henderson Balanced Portfolio - Service Shares	29	(353)	(324)
Janus Henderson Enterprise Portfolio - Service Shares	19	(309)	(290)
Janus Henderson Global Research Portfolio - Service Shares	214	(35)	179
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	514	(1,772)	(1,258)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	5,915	(2,237)	3,678

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(5,749)	(5,749)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	84,930	(27,478)	57,452
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	27,643	(71,251)	(43,608)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	6	(116)	(110)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	127,284	(71,964)	55,320
LVIP American Balanced Allocation Fund - Service Class	18,368	(15,100)	3,268
LVIP American Balanced Allocation Fund - Standard Class	—	(99)	(99)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	151,740	(242,916)	(91,176)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	16,544	(27,734)	(11,190)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,231	(124,606)	(118,375)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(824)	(824)
LVIP American Global Growth Fund - Service Class II	63,556	(61,046)	2,510
LVIP American Global Small Capitalization Fund - Service Class II	13,650	(8,344)	5,306
LVIP American Growth Allocation Fund - Service Class	28,362	(39,375)	(11,013)
LVIP American Growth Fund - Service Class II	280,931	(80,170)	200,761
LVIP American Growth-Income Fund - Service Class II	143,231	(134,026)	9,205
LVIP American International Fund - Service Class II	109,876	(59,270)	50,606
LVIP American Preservation Fund - Service Class	10,328	(40,886)	(30,558)
LVIP Baron Growth Opportunities Fund - Service Class	146,768	(66,421)	80,347
LVIP BlackRock Advantage Allocation Fund - Service Class	4,471	(129,058)	(124,587)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	317,433	(861,845)	(544,412)
LVIP BlackRock Global Allocation Fund - Service Class	2,810,289	(173,670)	2,636,619
LVIP BlackRock Global Allocation Fund - Standard Class	1,375	(129)	1,246
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	281,604	(710,056)	(428,452)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	156,102	(286,086)	(129,984)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	1,484,681	(1,494,015)	(9,334)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	434	(341)	93
LVIP BlackRock Real Estate Fund - Service Class	74,274	(64,538)	9,736
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	374,066	(391,908)	(17,842)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	404,590	(202,115)	202,475
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	376	(1,691)	(1,315)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	433,594	(284,936)	148,658
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	25	(13)	12
LVIP Channing Small Cap Value Fund - Service Class	485	—	485
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	100,437	(167,281)	(66,844)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	24	(22)	2
LVIP Delaware Bond Fund - Service Class	1,105,071	(1,248,742)	(143,671)
LVIP Delaware Bond Fund - Standard Class	2,340	(40,297)	(37,957)
LVIP Delaware Diversified Floating Rate Fund - Service Class	710,507	(879,204)	(168,697)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	496	—	496
LVIP Delaware Diversified Income Fund - Service Class	243,589	(825,578)	(581,989)
LVIP Delaware Diversified Income Fund - Standard Class	811	(622)	189
LVIP Delaware High Yield Fund - Service Class	76,290	(25,000)	51,290
LVIP Delaware High Yield Fund - Standard Class	3	(1,890)	(1,887)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	354,260	(910,837)	(556,577)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	283	(140)	143
LVIP Delaware Mid Cap Value Fund - Service Class	153,025	(117,407)	35,618
LVIP Delaware SMID Cap Core Fund - Service Class	17,522	(24,136)	(6,614)
LVIP Delaware SMID Cap Core Fund - Standard Class	37	(4,742)	(4,705)
LVIP Delaware Social Awareness Fund - Service Class	17,535	(21,419)	(3,884)
LVIP Delaware Social Awareness Fund - Standard Class	17	(677)	(660)
LVIP Delaware U.S. Growth Fund - Service Class	27,129	(23,276)	3,853
LVIP Delaware U.S. REIT Fund - Service Class	38,787	(59,030)	(20,243)
LVIP Delaware U.S. REIT Fund - Standard Class	3	(186)	(183)
LVIP Delaware Value Fund - Service Class	54,567	(74,905)	(20,338)
LVIP Delaware Value Fund - Standard Class	1	(49)	(48)
LVIP Delaware Wealth Builder Fund - Service Class	16,177	(8,543)	7,634
LVIP Delaware Wealth Builder Fund - Standard Class	5	(108)	(103)
LVIP Dimensional International Core Equity Fund - Service Class	156,272	(56,286)	99,986
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	467,271	(343,207)	124,064
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	118,311	(39,591)	78,720
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	10	(18)	(8)

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	110,563	(77,165)	33,398
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	265,722	(250,382)	15,340
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	179,381	(261,195)	(81,814)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	24	(14)	10
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	207,995	(504,602)	(296,607)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	14,595	(156,835)	(142,240)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	42,015	(66,448)	(24,433)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	141	(159)	(18)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	60,064	(98,318)	(38,254)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	62,072	(103,568)	(41,496)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	210	—	210
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	425,470	(758,684)	(333,214)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	136	(115)	21
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	189,701	(63,326)	126,375
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	71,493	(604,406)	(532,913)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(611)	(611)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	564,762	(1,786,380)	(1,221,618)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	175,824	(1,676,947)	(1,501,123)
LVIP Government Money Market Fund - Service Class	5,026,869	(2,967,350)	2,059,519
LVIP Government Money Market Fund - Standard Class	35,630	(18,853)	16,777
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	113,009	(381,517)	(268,508)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	12	(51)	(39)
LVIP JPMorgan Core Bond Fund - Service Class	205,214	(162,888)	42,326
LVIP JPMorgan High Yield Fund - Service Class	107,839	(187,985)	(80,146)
LVIP JPMorgan Retirement Income Fund - Service Class	60,570	(32,373)	28,197
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	47,122	(363,304)	(316,182)
LVIP Loomis Sayles Global Growth Fund - Service Class	5,764	(3,980)	1,784
LVIP MFS International Equity Managed Volatility Fund - Service Class	427,021	(234,812)	192,209
LVIP MFS International Growth Fund - Service Class	68,348	(102,625)	(34,277)
LVIP MFS Value Fund - Service Class	262,257	(366,678)	(104,421)
LVIP Mondrian Global Income Fund - Service Class	112,671	(287,558)	(174,887)
LVIP Mondrian International Value Fund - Service Class	99,858	(76,965)	22,893
LVIP Mondrian International Value Fund - Standard Class	2,646	(4,047)	(1,401)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	33,179	(52,847)	(19,668)
LVIP PIMCO Low Duration Bond Fund - Service Class	779,349	(1,132,696)	(353,347)
LVIP PIMCO Low Duration Bond Fund - Standard Class	91	(140)	(49)
LVIP SSGA Bond Index Fund - Service Class	229,472	(652,390)	(422,918)
LVIP SSGA Bond Index Fund - Standard Class	905	(1,392)	(487)
LVIP SSGA Conservative Index Allocation Fund - Service Class	95,951	(70,896)	25,055
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	42,355	(9,468)	32,887
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	147,875	(405,369)	(257,494)
LVIP SSGA International Index Fund - Service Class	124,836	(129,710)	(4,874)
LVIP SSGA International Managed Volatility Fund - Service Class	154,554	(205,167)	(50,613)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	239,968	(239,033)	935
LVIP SSGA Mid-Cap Index Fund - Service Class	369,268	(365,484)	3,784
LVIP SSGA Mid-Cap Index Fund - Standard Class	176	—	176
LVIP SSGA Moderate Index Allocation Fund - Service Class	85,283	(226,344)	(141,061)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	35,171	(104,615)	(69,444)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	13,870	(927)	12,943
LVIP SSGA S&P 500 Index Fund - Service Class	1,220,938	(363,770)	857,168
LVIP SSGA S&P 500 Index Fund - Standard Class	928	(10,559)	(9,631)
LVIP SSGA Short-Term Bond Index Fund - Service Class	568,584	(634,391)	(65,807)
LVIP SSGA Small-Cap Index Fund - Service Class	243,264	(257,935)	(14,671)
LVIP SSGA Small-Cap Index Fund - Standard Class	77	—	77
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	327,591	(257,316)	70,275
LVIP Structured Conservative Allocation Fund - Service Class	82,755	(67,684)	15,071
LVIP Structured Moderate Allocation Fund - Service Class	50,623	(255,835)	(205,212)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	60,889	(200,865)	(139,976)
LVIP T. Rowe Price 2010 Fund - Service Class	3	(7,249)	(7,246)
LVIP T. Rowe Price 2020 Fund - Service Class	5,613	(1,911)	3,702
LVIP T. Rowe Price 2030 Fund - Service Class	—	(259)	(259)
LVIP T. Rowe Price Growth Stock Fund - Service Class	100,564	(60,869)	39,695

Lincoln New York Account N For Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	112,921	(59,361)	53,560
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	210	(176)	34
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	431,989	(211,203)	220,786
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	629,871	(374,304)	255,567
LVIP Vanguard Bond Allocation Fund - Service Class	596,860	(775,509)	(178,649)
LVIP Vanguard Bond Allocation Fund - Standard Class	90	(90)	—
LVIP Vanguard Domestic Equity ETF Fund - Service Class	94,679	(77,367)	17,312
LVIP Vanguard International Equity ETF Fund - Service Class	176,333	(114,117)	62,216
LVIP Wellington Capital Growth Fund - Service Class	53,932	(124,916)	(70,984)
LVIP Wellington SMID Cap Value Fund - Service Class	76,559	(82,816)	(6,257)
LVIP Western Asset Core Bond Fund - Service Class	756,652	(592,987)	163,665
MFS® VIT Growth Series - Initial Class	138	(35)	103
MFS® VIT Growth Series - Service Class	57,744	(44,184)	13,560
MFS® VIT Total Return Series - Initial Class	51	(158)	(107)
MFS® VIT Total Return Series - Service Class	333,876	(296,314)	37,562
MFS® VIT Utilities Series - Initial Class	95	(1,785)	(1,690)
MFS® VIT Utilities Series - Service Class	186,124	(204,608)	(18,484)
MFS® VIT II Core Equity Portfolio - Service Class	1	(201)	(200)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	22,750	(7,396)	15,354
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	3,302	(7,873)	(4,571)
Morgan Stanley VIF Growth Portfolio - Class II	417	—	417
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	47	(7,123)	(7,076)
PIMCO VIT All Asset Portfolio - Advisor Class	10,756	(3,174)	7,582
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	41,309	(87,265)	(45,956)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	600	(2,692)	(2,092)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	11	(21)	(10)
Putnam VT George Putnam Balanced Fund - Class IB	98,927	(104,712)	(5,785)
Putnam VT Global Health Care Fund - Class IB	36,798	(11,853)	24,945
Putnam VT Income Fund - Class IB	888	(6,015)	(5,127)
Putnam VT Large Cap Value Fund - Class IB	596,453	(43,384)	553,069
Putnam VT Multi-Asset Absolute Return Fund - Class IB	3,846	(1,884)	1,962
Templeton Foreign VIP Fund - Class 4	7,407	(5,288)	2,119
Templeton Global Bond VIP Fund - Class 2	9,158	(65,404)	(56,246)
Templeton Global Bond VIP Fund - Class 4	12,033	(29,413)	(17,380)
Templeton Growth VIP Fund - Class 2	1,498	(8,473)	(6,975)
VanEck VIP Global Resources Fund - Class S Shares	13,677	(9,725)	3,952
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	510	(1,410)	(900)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln New York Account N for Variable Annuities

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln New York Account N for Variable Annuities ("Variable Account"), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 2004.
Philadelphia, Pennsylvania
April 10, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS Global Opportunity Portfolio - Class III	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Balanced Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Large Company Value Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Large Company Value Fund - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Asset Allocation Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Asset Allocation Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Bond Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds International Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Growth and Income Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Mortgage Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Mortgage Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds New World Fund® - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds New World Fund® - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds The Bond Fund of America - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
BlackRock Global Allocation V.I. Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Energy Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP High Income Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	As of December 31, 2023	For the period from September 20, 2023 through December 31, 2023	For the period from September 20, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Technology Portfolio - Service Class 2	As of December 31, 2023	For the period from November 14, 2023 through December 31, 2023	For the period from November 14, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2023	For the period from November 6, 2023 through December 31, 2023	For the period from November 6, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
First Trust Growth Strength Portfolio - Class I	As of December 31, 2023	For the period from June 6, 2023 through December 31, 2023	For the period from June 6, 2023 (commencement of operations) through December 31, 2023
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Allocation VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Income VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Guggenheim VT Long Short Equity	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Equity Fund - Series II Shares	Available fund with no money invested at December 31, 2023	Available fund with no activity in the Statements of Operations at December 31, 2023	For the year ended December 31, 2022 (no 2023 activity in Statements of Changes in Net Assets)
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln iShares® Global Growth Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Growth Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American International Fund - Service Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Preservation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Advantage Allocation Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from December 19, 2022 (commencement of operations) through December 31, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Mid Cap Value Fund - Service Class	As of December 31, 2023	For the period from June 16, 2023 through December 31, 2023	For the period from June 16, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Small Cap Core Fund - Service Class	As of December 31, 2023	For the period from July 17, 2023 through December 31, 2023	For the period from July 17, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan U.S. Equity Fund - Service Class	As of December 31, 2023	For the period from July 3, 2023 through December 31, 2023	For the period from July 3, 2023 (commencement of operations) through December 31, 2023
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Conservative Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderate Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2010 Fund - Service Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Total Return Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Income Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Multi-Asset Absolute Return Fund - Class IB	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2022 and the period from January 1, 2023 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Templeton Foreign VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Growth VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023